                                                                           VARITRAK
                                                           VARIABLE UNIVERSAL LIFE INSURANCE
                                                                  P R O S P E C T U S
                                                      DATED MAY 1, 2000, AS AMENDED DECEMBER 1, 2000
      NATIONAL LIFE INSURANCE COMPANY          Home Office: National Life Drive, Montpelier, Vermont 05604
       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT                                 Telephone: (800) 537-7003

           This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. The policy's primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

           We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the general account, or a combination of the two. The general account pays interest at rates guaranteed to be at least 4%. The separate account currently has twenty-eight subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:

------------------------------------------------------------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS            ALGER AMERICAN FUND               AMERICAN CENTURY VARIABLE      DREYFUS SOCIALLY RESPONSIBLE
TRUST                                                                   PORTFOLIOS, INC.               GROWTH FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND                     GROWTH PORTFOLIO                  VP INCOME & GROWTH PORTFOLIO   SOCIALLY RESPONSIBLE GROWTH
MID CAP GROWTH FUND                   LEVERAGED ALLCAP PORTFOLIO        VP VALUE PORTFOLIO             FUND, INC.
SMALL COMPANY FUND                    SMALL CAPITALIZATION PORTFOLIO
GROWTH INDEX FUND                     .
MONEY MARKET FUND

Managed by National Life Investment   Managed by Fred Alger             Managed by American Century    Managed by The Dreyfus
Management Company, Inc.              Management, Inc                   Investment Management, Inc.    Corporation
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE           FIDELITY VARIABLE INSURANCE       INVESCO VARIABLE
PRODUCTS FUND                         PRODUCTS FUND II                  INSURANCE FUNDS, INC.          J.P. MORGAN SERIES TRUST II
------------------------------------------------------------------------------------------------------------------------------------
EQUITY-INCOME PORTFOLIO               CONTRAFUND PORTFOLIO              VIF - DYNAMICS FUND            INTERNATIONAL OPPORTUNITIES
GROWTH PORTFOLIO                      INDEX 500 PORTFOLIO               VIF - HEALTH SCIENCES FUND          PORTFOLIO
HIGH INCOME PORTFOLIO                 INVESTMENT GRADE BOND PORTFOLIO   VIF - TECHNOLOGY FUND          SMALL COMPANY PORTFOLIO
OVERSEAS PORTFOLIO
                                                                        Managed by INVESCO Group       Managed by J. P. Morgan
Managed by Fidelity Investments       Managed by Fidelity Investments   Funds, Inc.                    Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MARKET STREET FUND, INC.              NEUBERGER BERMAN ADVISERS         STRONG VARIABLE INSURANCE      STRONG OPPORTUNITY FUND
                                      MANAGEMENT TRUST                  FUNDS, INC.                    II.
------------------------------------------------------------------------------------------------------------------------------------
BOND PORTFOLIO                        PARTNERS PORTFOLIO                MID CAP GROWTH FUND II         OPPORTUNITY FUND II
MANAGED PORTFOLIO

Managed by Sentinel Advisors          Managed by Neuberger Berman       Managed by Strong Capital      Managed by Strong Capital
Company                               Management, Inc.                  Management, Inc.               Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

       The value of your policy will depend upon the investment results of the funds you select. You bear the entire investment risk for all amounts allocated to the separate account; there is no guaranteed minimum value for any of the funds, and the value of your policy may be more or less than premiums paid. You must receive, with this prospectus, current prospectuses for all of the fund options. They describe the investment objectives and the risks of the funds.

       The value of your policy will also reflect our charges. These include a premium tax charge, cost of insurance charges, a mortality and expense risk charge, an administrative charge, and certain other charges. During the first five years your policy will remain in force if specified premiums are paid on time, or if the policy has enough value to pay the monthly charges as they become due. After the fifth year, the Policy will remain in force only so long as it has enough value to pay the monthly charges as they become due. We recommend that you read this prospectus carefully. You should keep it to refer to later.

       Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

       It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy.

       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                      PAGE
Summary Description of the Policy.....................................................................1
           The Policy ................................................................................1
           The Separate Account.......................................................................2
           Availability of Policy.....................................................................2
           The Death Benefit..........................................................................2
           Flexibility to Adjust Amount of Death Benefit..............................................2
           Accumulated Value..........................................................................3
           Allocation of Net Premiums.................................................................3
           Transfers..................................................................................3
           Free-Look Privilege........................................................................4
           Charges Assessed in Connection with the Policy.............................................4
           Loan Privilege.............................................................................7
           Withdrawal of Cash Surrender Value.........................................................8
           Surrender of the Policy....................................................................8
           Available Automated Fund Management Features...............................................8
           Tax Treatment..............................................................................8
           Other Policies.............................................................................9
           Illustrations..............................................................................9
           Questions..................................................................................9
National Life Insurance Company, The Separate Account, and The Funds..................................10
           National Life Insurance Company............................................................10
           The Separate Account.......................................................................10
           Sentinel Variable Products Trust...........................................................10
           Alger American Fund........................................................................11
           American Century Variable Portfolios, Inc..................................................12
           Dreyfus Socially Responsible Growth Fund, Inc..............................................12
           Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance
              Products Fund II........................................................................13
           INVESCO Variable Insurance Funds, Inc......................................................14
           J. P. Morgan Series Trust II...............................................................15
           Market Street Fund, Inc....................................................................15
           Neuberger Berman Advisers Management Trust.................................................16
           Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II, Inc..................17
           Other Information..........................................................................17
           The General Account........................................................................18
Detailed Description of Policy Provisions.............................................................18
           Death Benefit..............................................................................18
           Ability to Adjust Face Amount..............................................................20
           How the Duration of the Policy May Vary....................................................21
           Accumulated Value..........................................................................21
           Payment and Allocation of Premiums.........................................................22
Charges and Deductions................................................................................27
           Premium Tax Charge.........................................................................27
           Surrender Charge...........................................................................27
           Monthly Deductions.........................................................................29
           Mortality and Expense Risk Charge..........................................................31
           Withdrawal Charge..........................................................................31
           Transfer Charge............................................................................31
           Projection Report Charge...................................................................32
           Other Charges..............................................................................32

                                                                                                      PAGE
Policy Rights and Privileges..........................................................................32
           Loan Privileges............................................................................32
           Surrender Privilege........................................................................34
           Withdrawal of Cash Surrender Value.........................................................34
           Free-Look Privilege........................................................................36
           Telephone Transaction Privilege............................................................36
           Other Transfer Rights......................................................................37
           Available Automated Fund Management Features...............................................37
           Policy Rights Under Certain Plans..........................................................38
The General Account...................................................................................38
           Minimum Guaranteed and Current Interest Rates..............................................38
           Transfers from General Account.............................................................39
Other Policy Provisions...............................................................................39
Optional Benefits.....................................................................................43
Federal Income Tax Considerations.....................................................................45
           Introduction...............................................................................45
           Tax Status of the Policy...................................................................45
           Tax Treatment of Policy Benefits...........................................................46
           Special Rules for Employee Benefit Plans...................................................47
           Possible Tax Law Changes...................................................................48
           Possible Charges for National Life's Taxes.................................................48
Policies Issued in Conjunction with Employee Benefit Plans............................................48
Legal Developments Regarding Unisex Actuarial Tables..................................................48
Voting Rights.........................................................................................49
Changes in Applicable Law, Funding and Otherwise......................................................49
Officers and Directors of National Life...............................................................50
Distribution of Policies..............................................................................52
Policy Reports........................................................................................53
State Regulation......................................................................................53
Insurance Marketplace Standards Association...........................................................54
Experts...............................................................................................54
Legal Matters.........................................................................................54
Financial Statements..................................................................................54
Glossary..............................................................................................55
Appendix A-Illustration of Death Benefits, Accumulated Values and Cash Surrender Values...............A-1
Appendix B-Surrender Charge Target Premiums and Maximum Deferred Sales Charges........................B-1
Financial Statements..................................................................................F-1

THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                        SUMMARY DESCRIPTION OF THE POLICY


       You should read this summary of the policy provisions together with the detailed information appearing later in this Prospectus. Unless otherwise noted, this Prospectus assumes the insured person is alive. The precise meanings of the few capitalized terms used in this summary can be found in the Glossary, on Pages 55 to 57.

THE POLICY

       National Life Insurance Company issues the VariTrak variable universal life insurance policy. This life insurance policy allows you, within limits, to make premium payments in any amount and whenever you like. As long as the policy remains in force, it will provide for:

           (1) Life insurance coverage which will provide a death benefit on the death of the named insured person;

           (2) A cash surrender value;

           (3) Surrender and withdrawal rights and policy loan privileges; and

           (4) A variety of additional insurance benefits (where provided by optional riders, so long as those riders remain in force).

           This policy is designed to help lessen the economic loss resulting from the death of the insured person. You should consider your need for insurance coverage and the policy's investment potential on a long-term basis.

           There is no fixed schedule for premium payments, although you may establish a schedule of planned periodic premiums. You may also, after a year and within limits, increase or decrease the policy's face amount, and you may change the death benefit option. The policy's value and death benefit will fluctuate based on the investment results of the chosen fund portfolios, the crediting of interest to the general account, and the deduction of charges.

           Lapse. The policy will not lapse simply because you do not pay any particular amounts of premiums. However, the payment of premiums in any amount or frequency will not necessarily guarantee that the policy will remain in force. In general, the policy will lapse if it does not have enough value to pay the monthly charges as they become due. During the first five years, the policy will not lapse even if its value is not enough to pay the monthly charges, if at least specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Minimum Guarantee Premium). See "How the Duration of the Policy May Vary," Page 21.

           Optional Guaranteed Death Benefit Rider. In addition, if you buy the optional Guaranteed Death Benefit Rider, your policy will not lapse even if its value is not enough to pay the monthly charges, if you have paid at least the Minimum Guarantee Premium, until the later of 20 years from the date the policy is issued or the insured person attains age 70. See "Optional Benefits - Guaranteed Death Benefit Rider," Page 44.

           If you already have life insurance, you should consider whether or not changing or adding to existing coverage would be advantageous. It may not be advisable to purchase another policy as a replacement for an existing policy.

THE SEPARATE ACCOUNT

           The separate account is divided into subaccounts, 28 of which are available under this policy. Each of these subaccounts buys shares of a corresponding fund portfolio. See "National Life Insurance Company, the Separate Account, and the Funds," Page 10.

           We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your policy which you allocate to the separate account.

AVAILABILITY OF POLICY

           We will issue this policy for insured persons from ages 0 to 85. The minimum face amount is generally $50,000, although exceptions to this minimum may be made for employee benefit plans. Before issuing a policy, we will require that the proposed insured person meet certain underwriting standards. We will assign the insured person to one of the following types of rate classes:

       -   Elite Preferred Nonsmoker
       -   Preferred Nonsmoker
       -   Standard Nonsmoker
       -   Preferred Smoker
       -   Standard Smoker
       -   Juvenile, or
       -   Substandard.

See "Issuance of a Policy," Page 22.

THE DEATH BENEFIT

           As long as your policy remains in force, we will pay the death benefit to your beneficiary, when we receive due proof of the death of the insured person. The death benefit will be increased by any additional benefits provided by a supplementary benefit rider. The death benefit will be reduced by any outstanding policy loans and accrued interest, and any unpaid monthly deductions.

           There are two death benefit options available, which we call Option A and Option B. You may choose which option will apply to your policy.

       If you choose death benefit Option A, the death benefit will be based on the greater of:

       (a)  face amount, or
       (b) the Accumulated Value multiplied by a factor specified by federal income tax law.

           If you choose death benefit Option B, the death benefit will be based on the greater of:

       (a)  the face amount plus the Accumulated Value, or
       (b) the Accumulated Value multiplied by the same factor that applies to option A.

See "Death Benefit Options," Page 18.

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

           After a year, you may adjust the death benefit by changing the death benefit option or by increasing or decreasing the face amount of your policy. (See "Change in Death Benefit Option," Page 20, and "Ability to Adjust Face Amount," Page 20.)

           Any change in death benefit option or in the face amount may affect the charges under your policy. If you increase the face amount, your monthly charges will increase. A decrease in face amount may decrease the monthly charges. (See "Cost of Insurance Charge," Page 29.)

           If you request a decrease in face amount which would cause the policy not to qualify as life insurance under federal tax law, we will not allow the decrease.

ACCUMULATED VALUE

           The Accumulated Value is the total amount of value held in the policy at any time. It equals the sum of the amounts held in the separate account and the general account. (See "Calculation of Accumulated Value," Page 22.)

           The Accumulated Value in the separate account will reflect:

       -   the investment performance of your chosen funds
       -   premiums paid
       -   transfers
       -   withdrawals
       -   policy loans
       -   loan repayments
       -   loan interest charged, and
       -   the charges assessed in connection with the policy.

           We pay interest on Accumulated Value in the general account at rates we declare in advance for specific periods. We guarantee that these rates will be at least 4%. (See "The General Account," Page 38.)

           The Accumulated Value will likely impact both the death benefit and the cost of insurance charges.

ALLOCATION OF PREMIUMS

           You will specify, in the application for your policy, the percentages of premium to go to each subaccount of the separate account or to the general account. You may change these percentages whenever you like. You may choose among all 28 available subaccounts of the separate account. However, we may limit the number of different subaccounts, other than the money market subaccount, used in your policy over its entire life to 16.

           We will allocate all premiums, after reduction for premium taxes, received during the free-look period that are to go to the separate account to the money market subaccount. At the end of the free look period, we will move the amount in the money market subaccount (including investment experience) to your chosen subaccounts. For this purpose, we will assume that the free-look period ends 20 days after the date the policy is issued. Premiums received after the free look period ends will be allocated directly to your chosen subaccounts. (See "Allocation of Net Premiums," Page 25)

TRANSFERS

           You may transfer the amounts in the subaccounts and the general account. Transfers between the subaccounts or from the separate account into the general account will be made on the day we receive the request. We limit transfers out of the general account to the greater of $1000 or 25% of the Accumulated Value in the general account. We also allow only one transfer out of the general account per year. See "Transfers," Page 25.

FREE-LOOK PRIVILEGE

           The Policy provides for an initial "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums you paid. This free-look period ends on the latest of:

(a) 45 days after you sign Part A of your application for the Policy
(b) 10 days after you receive the Policy, and
(c) 10 days after we mail or personally deliver to you a Notice of Withdrawal Right,

or, in each case, any longer period provided by state law. To cancel your policy, you must return the Policy to us or to our agent within such time with a written request for cancellation. (See "Free-Look Privilege," Page 36.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

           Summary of Policy Expenses.

             TRANSACTION EXPENSES
                  Premium Tax (as a percentage of premiums paid)......3.25%
                  Sales Load Imposed on Purchases.....................NONE
                  Surrender Charge....................................See Page 27
                  Withdrawal Charge................................... Lesser of 2% of amounts withdrawn or $25
                  Transfer Charge.....................................NONE*

-------------------------------------
*We currently have no transfer charge, but we reserve the right to charge up to $25 for each transfer in excess of five transfers in any one year.

             SEPARATE ACCOUNT AND POLICY CHARGES
                  Mortality and Expense Risk Charge (deducted daily)....................0.90% (as a percentage of separate account
                                                                                         Accumulated Value)
                  Cost of Insurance Charge (deducted monthly)...........................Varies by age, sex, Rate Class, policy size and duration of the policy-See Pages 29
                  Administrative Charge (deducted monthly)..............................$90 per year
                  Rider Charges (deducted monthly)......................................See "Optional Benefits" on Page 43 for
                                                                                        charges for optional riders you may choose
                                                                                        to include in your policy

ANNUAL EXPENSES OF UNDERLYING FUNDS(1) (for the year ended December 31, 1999):

                                                                Management            Other                    Total
                                                                Fee, after          Expenses,                Expenses,
                                                                 expense
                                                              reimbursement       after expense            after expense
                                                                                  reimbursement            reimbursement
       Sentinel Variable Products Trust
            Common Stock Fund                                      0.00%               0.48%                    0.48%
            Mid Cap Growth Fund                                    0.19%               0.52%                    0.71%
            Small Company Fund                                     0.05%               0.52%                    0.57%
            Growth Index Fund                                      0.04%               0.56%                    0.60%
             Money Market Fund                                     0.00%               0.40%                    0.40%

       Alger:
            Alger American Growth Portfolio                        0.75%               0.04%                    0.79%
            Alger American Leveraged AllCap Portfolio              0.85%               0.08%                    0.93%
            Alger American Small Capitalization                    0.85%               0.05%                    0.90%

       American Century Variable Portfolios, Inc.
            VP Value Portfolio                            1.00%     0.00%     1.00%
            VP Income & Growth Portfolio                  0.70%     0.00%     0.70%

       Dreyfus Socially Responsible Growth Fund, Inc.
            Socially Responsible Growth Fund, Inc.        0.75%     0.04%     0.79%

       Fidelity: Variable Insurance Products Fund I
            Equity Income Portfolio                       0.48%     0.08%     0.56%
            Growth Portfolio                              0.58%     0.07%     0.65%
            High Income Portfolio                         0.58%     0.11%     0.69%
            Overseas Portfolio                            0.73%     0.14%     0.87%

       Fidelity: Variable Insurance Products Fund II
            Contrafund Portfolio                          0.58%     0.07%     0.65%
            Index 500 Portfolio                           0.24%     0.04%     0.28%
            Investment Grade Bond Portfolio               0.43%     0.11%     0.54%

       INVESCO Variable Insurance Funds, Inc.
            VIF Dynamics Fund                             0.75%     0.51%     1.26%
            VIF Health Sciences Fund                      0.75%     0.73%     1.48%
            VIF Technology Fund                           0.75%     0.56%     1.31%

       J.P. Morgan Series Trust II
            International Opportunities Portfolio         0.60%     0.60%     1.20%
            Small Company Portfolio                       0.60%     0.55%     1.15%

       Market Street Fund, Inc.:
            Bond Portfolio                                0.35%     0.17%     0.52%
            Managed Portfolio                             0.40%     0.16%     0.57%

       Neuberger Berman  Advisers Management Trust
            Partners Portfolio                            0.80%     0.07%     0.87%

       Strong Variable Insurance Funds, Inc.
            Mid Cap Growth Fund II                        1.00%     0.10%     1.10%

       Strong Opportunity Fund II                         1.00%     0.10%     1.10%


     (1)The fund expenses shown above are assessed at the underlying fund level and are not direct charges against the subaccounts. These underlying fund expenses are taken into consideration in computing each underlying fund's net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying fund. The information relating to the underlying fund expenses was provided by the underlying funds. We did not independently verify it. In the absence of any voluntary fee waivers or expense reimbursements, the management fees, other expenses, and total expenses of the funds listed below would have been as follows:


                                                       MANAGEMENT      OTHER         TOTAL MUTUAL
                                                       FEES            EXPENSES      FUND EXPENSES
       Sentinel Variable Products Trust:
            Common Stock Fund                            0.47%         0.52%         0.99%
            Mid Cap Growth Fund                          0.49%         0.52%         1.01%
            Small Company Fund                           0.50%         0.52%         1.02%
            Growth Index Fund                            0.30%         0.56%         0.86%
            Money Market Fund                            0.25%         0.52%         0.77%
       Fidelity VIP Fund-Equity Income Portfolio         0.48%         0.09%         0.57%
       Fidelity VIP Fund-Growth Portfolio                0.58%         0.08%         0.66%
       Fidelity VIP Fund-Overseas Portfolio              0.73%         0.18%         0.91%

       Fidelity VIP Fund II-Contrafund Portfolio     0.58%     0.09%     0.67%
       Fidelity VIP Fund II-Index 500 Portfolio      0.24%     0.10%     0.34%
       INVESCO Variable Insurance Funds, Inc.:
            VIF Dynamics Fund                        0.75%     1.53%     2.28%
            VIF Health Sciences Fund                 0.75%     2.11%     2.86%
            VIF Technology Fund                      0.75%     0.78%     1.53%
       J.P. Morgan International Opportunities       0.60%     1.38%     1.98%
       J.P. Morgan Small Company                     0.60%     1.97%     2.57%
       Strong Mid Cap Growth Fund II                 1,00%     0.20%     1.20%
       Strong Opportunity Fund II                    1.00%     0.20%     1.20%

We expect these reimbursement arrangements to continue, but there are no legal obligations to continue these arrangements for any particular period of time; if they are terminated, the affected Portfolios' expenses may increase.

           Premium Tax Charge. We deduct a premium tax charge from each premium payment, to cover the cost of state and local premium taxes, and the federal DAC tax. This charge is 3.25% of each premium. For qualified employee benefit plans, the charge will be 2.00% of each premium rather than 3.25%. We may change the amount of the charge deducted from future premiums if the applicable law changes. (See "Premium Tax Charge," Page 27.)

           Monthly Deductions. On the date of issue and each month thereafter, we will take a deduction from the Accumulated Value equal to the sum of:

       (a) the monthly cost of insurance charge
       (b) the monthly administrative charge, and
       (c) if applicable, a charge for any additional benefits added by rider.

           We calculate the monthly cost of insurance charge by multiplying the net amount at risk (that is, the unadjusted death benefit less the policy's Accumulated Value) by the applicable cost of insurance rate(s). These rates will depend upon the age, sex, and rate class of the insured person, the time the coverage has been in force, your policy size, and on our expectations of future mortality and expense experience. Our cost of insurance rates cannot exceed the guaranteed maximum cost of insurance rates set forth in your policy. These guaranteed maximum rates are based on the insured person's age, sex, rate class, and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance Charge," Page 29.)

           The monthly administrative charge is $7.50. (See "Monthly Administrative Charge," Page 31.)

           After 10 years, we currently intend to apply a bonus under which the Monthly Deductions will be reduced by 0.50% per annum of the Accumulated Value in the separate account. (See "Bonus," Page 31.) However, we do not guarantee such a bonus, except as required by the state of issue.

           Surrender Charge. We impose a surrender charge if you surrender your policy or it lapses at any time during the first 15 years after the policy issue date or the date of any face amount increase. The surrender charge consists of a deferred administrative charge and a deferred sales charge. (See "Surrender Charge," Page 27.)

           The deferred administrative charge is generally initially $2 per $1,000 of initial face amount and of each subsequent face amount increase. The charge is lower for coverage issued to insureds younger than 25 at issue. After the first five years from the issue or increase date, the deferred administrative charge declines linearly by month until the end of the fifteenth year from issue date or increase date, when it becomes zero.

           The deferred sales charge is based on the initial face amount as well as the face amount of any subsequent face amount increase, and the age, sex, and rate class of the insured person. The initial face amount and each subsequent face amount increase will each be unique coverage segments. For each coverage segment the deferred sales charge will be level for the first five years after the issue of the coverage segment, and then will decline linearly by month through the end of the fifteenth year of the coverage segment as measured from the coverage segment issue date. The deferred sales charge at issue will be shown in your Policy.

           Appendix B to this Prospectus contains a table showing the deferred sales charge for male and female nonsmokers and smokers at each age at the time a policy is issued, expressed as a dollar amount per $1,000 of initial face amount.


       Daily Charge Against the Separate Account (Mortality and Expense Risk Charge). We assess a daily charge for assuming certain mortality and expense risks incurred in connection with the policies. This charge is currently 0.90% annually of the average daily net assets of the separate account. (See "Mortality and Expense Risk Charge," Page 31.)

       Withdrawal Charge. If you make a withdrawal from your policy, we assess a withdrawal charge equal to the lesser of 2% of the amount withdrawn or $25. (See "Withdrawal Charge," Page 31.)

       Transfer Charge. You may transfer value among the subaccounts on any business day, without charge. We have no current intent to impose a transfer charge in the foreseeable future; however, we may impose in the future a charge of $25 for each transfer in excess of five transfers in any one year. (See "Transfer Charge," Page 31.)

       Projection Report Charge. If you request a projection report, we may impose a charge. (See "Projection Report Charge," Page 32.)

       Other Charges. Shares of the Portfolios are purchased by the subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. These management fees and expenses are shown above under "Annual Charges of Underlying Funds".

LOAN PRIVILEGE

           After a year, you may borrow against your policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent monthly deduction. Policy loans may be taken, or repayments made, on any business day.

           We charge interest on Policy loans at a fixed rate of 6% per year. Interest is added to the loan balance at the end of each policy year. You may repay policy loans at any time and in any amount. When the death benefit becomes payable or the policy is surrendered, we will deduct policy loans and accrued interest from the proceeds otherwise payable. When you take a policy loan, we will hold Accumulated Value in the general account as collateral for the policy loan. We credit interest on amounts held in the general account as collateral for policy loans at rates we declare prior to each calendar year. This rate will be at least 4%.

           We currently plan to credit interest on Accumulated Value held as collateral for loans in the general account for policies that are more than 10 years old at rates which are 0.50% per annum higher than those that apply to policies still in their first ten years. This bonus is not guaranteed, however, except as required by the state of issue. We may decide, in our sole discretion, upon prior notice to policy owners, not to credit the bonus. We also currently plan to make preferred loans available when a policy is 10 years old. These preferred loans will be limited in amount. For these preferred policy loans, we will credit interest on the amount held in the general account as collateral at an annual rate of 6%. However, we are not obligated to continue to make preferred loans available, and we will make these loans available in our sole discretion. (See "Loan Privileges," Page 32.)

           Loans may cause a policy to lapse, depending on investment performance and the amount of the loan. If a policy is not a Modified Endowment Contract, lapse with policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 46.)

WITHDRAWAL OF CASH SURRENDER VALUE

           After a year, you may request a withdrawal of Cash Surrender Value. Withdrawals must be at least $500 (except that we may permit smaller withdrawals for employee benefit plans). Withdrawals cannot be more than the Cash Surrender Value minus three times the most recent monthly deduction. We will take the withdrawal amount from the subaccounts based on your instructions. If you do not provide instructions, we will take the withdrawal from the subaccount in proportion to the values in the subaccounts. If the values in the subaccounts will not allow us to carry out your instructions, we will not process the withdrawal until you provide further instructions. You may not allocate withdrawals to the general account until all the value in the separate account has been exhausted. (See "Withdrawal of Cash Surrender Value," Page 34)

SURRENDER OF THE POLICY

           You may surrender your policy at any time and receive the cash surrender value, if any. The cash surrender value will equal the Accumulated Value less any policy loan with accrued interest and any surrender charge. (See "Surrender Privilege," Page 34.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

       We currently offer, at no charge to you, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. For a description of these features, see "Available Automated Fund Management Features," Page 37.

TAX TREATMENT

           Life insurance contracts receive tax-favored treatment under current federal income tax law. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be taxed on any increase in cash surrender value while your policy remains in force. Also, your beneficiary generally should not be taxed on death benefit proceeds. We believe that a policy issued on a standard rate class basis generally should meet the
Section 7702 definition of a life insurance contract. For policies issued on a substandard basis, there is insufficient guidance to determine if such a policy would in all situations satisfy the Section 7702 definition of a life insurance contract, particularly if you pay the full amount of premiums permitted under the policy. (See "Tax Status of the Policy," Page 45.)

           A policy may be treated as a "Modified Endowment Contract" in some situations. If your policy is a Modified Endowment Contract, then certain pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59-1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page 46.

           If your policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract, and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts," Page 46.)

OTHER POLICIES

       We offer other variable life insurance policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect the value of the subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

ILLUSTRATIONS

           Illustrations of how investment performance of the subaccounts may cause the death benefit, the Accumulated Value and the cash surrender value to vary are included in Appendix A commencing on Page A-1.

           These illustrations of hypothetical values may help you understand the long-term effects of different levels of investment performance, of charges and deductions, and of electing one or the other death benefit option. They may also be useful in generally comparing and contrasting this policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return. THEY ARE NOT GUARANTEED. Illustrations are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will differ from those illustrated.

QUESTIONS

       If you have questions, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

             NATIONAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT,
                                       AND
                                    THE FUNDS

NATIONAL LIFE INSURANCE COMPANY

           National Life Insurance Company ("National Life", or "we") is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1999, National Life's consolidated assets were over $9.4 billion. (See "Financial Statements," Page F-1.)


THE SEPARATE ACCOUNT

           We established the Separate Account on February 1, 1985 under Vermont law. It is a separate investment account to which we allocate assets to support the benefits payable under the policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.

           The Separate Account's assets are the property of National Life. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies may, however, be exposed to liabilities arising from other subaccounts of the Separate Account that fund other variable life insurance policies. The Separate Account may also include amounts derived from expenses we have charged to the Policies (and other policies) which we currently hold in the Separate Account, and amounts held to support other variable life insurance policies we may issue. From time to time we may move these additional amounts to our General Account.

           The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "separate account" under Federal securities laws.

           You may choose among the Subaccount options described below. However, we may limit the number of different Subaccounts, other than the Money Market Subaccount, used in any one Policy over its entire life to 16.


SENTINEL VARIABLE PRODUCTS TRUST

       The Common Stock, Mid Cap Growth, Small Company, Growth Index and Money Market Subaccounts of the Variable Account invest in shares of Sentinel Variable Products Trust, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Sentinel Variable Products Trust shares represents an interest in a separate portfolio within the Trust. They are purchased and redeemed by the corresponding Subaccounts of the Variable Account. Sentinel Variable Products Trust sells and redeems its shares at net asset value without a sales charge.

       The investment objectives of Sentinel Variable Products Trust's Funds are set forth below. The investment experience of each of the Subaccounts of the Variable Account depends on the investment performance of the corresponding Fund. There is no assurance that any Fund will achieve its stated objective.

       The Common Stock Fund. The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies.

       The Mid Cap Growth Fund. The Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks.

       The Small Company Fund. The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies that National Life Investment Management believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks.

       The Growth Index Fund. The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index.

       The Money Market Fund. The Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations.

       National Life Investment Management Company, Inc. ("NLIMC") manages each of the Funds of Sentinel Variable Products Trust. NLIMC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. NLIMC is a wholly owned subsidiary of National Life.

       A full description of Sentinel Variable Products Trust, its investment objectives and policies, its risks, expenses, and other aspects of its operation is contained in the attached Prospectus for Sentinel Variable Products Trust, which you should read together with this Prospectus.


ALGER AMERICAN FUND

       The Separate Account has three Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. The Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge.

       The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

       Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

       Alger American Leveraged AllCap Portfolio. This Portfolio seeks long-term capital appreciation. It invests in the equity securities of companies of any size which demonstrate promising growth potential. This Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.

       Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

       The Alger American Alger American Growth Portfolio, the Alger American Leveraged AllCap Portfolio and the Alger American Samll Capitalization Portfolio are managed by Fred Alger Management, Inc.

       A full description of the Alger American Fund, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the Alger American Small Capitalization Portfolio, the Alger American Growth Portfolio and the Alger American Leveraged AllCap Portfolio.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

       The Separate Account has one Subaccount which invests exclusively in shares of the VP Value portfolio, and one Subaccount which invests exclusively in shares of VP Income & Growth portfolio, each of which are series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Portfolios will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

       The investment objectives of the Portfolios of American Century Variable Portfolios, Inc. in which the Subaccounts are expected to invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

       VP Value. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

       VP Income & Growth. To seek dividend growth, current income and capital appreciation. The Portfolio will seek to achieve its investment objective by investing in common stocks.

       The VP Value Portfolio and the VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc. A full description of these Portfolios, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for VP Value and VP Income & Growth.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

       The Variable Account has one Subaccount which invests exclusively in shares of The Dreyfus Socially Responsible Growth Fund, Inc. This Fund is registered with the SEC as a diversified open-end management investment company.

       The investment objective of The Dreyfus Socially Responsible Growth Fund, Inc. is set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that the Fund will achieve its stated objective.

       The Dreyfus Socially Responsible Growth Fund, Inc. The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund invests primarily in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

       The Dreyfus Socially Responsible Growth Fund, Inc. is managed by The Dreyfus Corporation. A full description of this Fund, its investment objectives and policies, and the risks, expenses and other aspects of its operation is contained in the attached Prospectus for The Dreyfus Socially Responsible Growth Fund, Inc.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND
II

       The Separate Account has four Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") and three Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund II ("VIP Fund II"). Like the Market Street Fund, the VIP Fund and the VIP II Fund are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Fund or VIP Fund II. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge.

       The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund and the Contrafund, Index 500 and Investment Grade Bond Portfolios of the VIP Fund II are managed by Fidelity Management and Research Company ("FMR"). Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio. FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors for the Overseas Portfolio.

       The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

       Equity-Income Portfolio. This Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Composite Index of 500 Stocks ("S&P 500"). FMR normally invests at least 65% of the Portfolio's assets in income-producing equity securities.

       Growth Portfolio. This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential.

       High Income Portfolio. This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Fund, which should be read carefully before investing.

       Overseas Portfolio. This Portfolio seeks long term growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in foreign securities. FMR normally invests the Portfolio's assets primarily in common stocks.

       Contrafund Portfolio. This Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.

       Index 500 Portfolio. This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Bankers Trust Company normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.

       Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. It normally invests in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

       A full description of the VIP Fund and VIP Fund II, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the VIP Fund and VIP Fund II.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

       The Variable Account has three Subaccounts which invests exclusively in shares of the following three series of INVESCO Variable Investment Funds, Inc.:

       INVESCO VIF - Dynamics Fund
       INVESCO VIF - Health Sciences Fund
       INVESCO VIF - Technology Fund

       INVESCO Variable Investment Funds, Inc. is a mutual fund registered with the SEC as a diversified open-end management investment company issuing shares of a number of Funds. Shares of these Funds are purchased and redeemed by the Variable Account at net asset value without a sales charge.

       The investment objectives of the INVESCO Variable Investment Funds, Inc. Funds in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that any of these Funds will achieve its stated objective.

       INVESCO VIF - Dynamics Fund. This Fund seeks to make an investment grow. It is actively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in common stocks of mid-sized U.S. companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase - but also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

       INVESCO VIF - Health Sciences Fund. This Fund seeks to make an investment grow. It is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services.

       INVESCO VIF - Technology Fund. This Fund seeks to make an investment grow. It is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet, IT services and consulting, oceanography, office and factory automation, networking, robotics, and video.

       The INVESCO VIF Dynamics Fund, Health Sciences Fund and Technology Fund are managed by INVESCO Funds Group, Inc. A full description of these Funds, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the INVESCO VIF - Dynamics Fund, the INVESCO VIF - Health Sciences Fund, and the INVESCO VIF - Technology Fund.


J.P. MORGAN SERIES TRUST II

        The Separate Account has one Subaccount which invests exclusively in shares of the J.P. Morgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of J.P. Morgan Small Company Portfolio, each of which are series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Portfolios will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

       The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

       J.P. Morgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

       J.P. Morgan Small Company Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations of less than $1 billion. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

       The J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc. A full description of these Portfolios, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio.

THE MARKET STREET FUND

           The Bond and Managed Subaccounts of the Separate Account invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund. They are purchased and redeemed by the corresponding Subaccounts of the Separate Account. The Market Street Fund sells and redeems its shares at net asset value without a sales charge.

           The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below. The investment experience of each of the Subaccounts of the Separate Account depends on the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

           The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

           The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

       Sentinel Advisors Company ("SAC") manages the Bond and Managed Portfolios. SAC is registered as an investment adviser under the Investment Advisers Act of 1940. SAC is a partnership whose partners are affiliates of National Life, Provident Mutual Life Insurance Company ("Provident Mutual"), and The Penn Mutual Life Insurance Company. National Life's affiliate is currently the managing partner of SAC and is entitled to the majority share of SAC's profit or loss. It is expected that SAC will be replaced as investment advisor to these two Portfolios in the near future.

       A full description of the Market Street Fund, its investment objectives and policies, its risks, expenses, and other aspects of its operation is contained in the attached Prospectus for the Market Street Fund, which you should read together with this Prospectus.


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

       The Separate Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio.

       The investment objectives of the Partners Portfolio are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that the Portfolio will achieve its stated objective.

       Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid-to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

           The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser. A full description of this Portfolio, its investment objectives and policies, and the risks, expenses and other aspects of its operation is contained in the attached Prospectus for the Partners Portfolio of Neuberger Berman Advisers Management Trust.

STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.

       The Separate Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company. Shares of these Funds will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

       The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

       Mid Cap Growth Fund II. This Portfolio seeks capital growth. It invests primarily in equity securities that the advisor believes have above-average growth prospects.

       Strong Opportunity Fund II, Inc. This Fund seeks capital appreciation through investments in a diversified portfolio of equity securities.

       The Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc.

       A full description of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the Mid Cap Growth Fund II and Strong Opportunity Fund II, Inc.


OTHER INFORMATION

           Contractual Arrangements. We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 1999, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:

-----------------------------------------------------------------------------------------------
            Portfolios of the                       % of Assets         Revenues National Life
                                                                         Received During 1999
-----------------------------------------------------------------------------------------------
Alger American Fund                                     0.10%                $12,728.64
-----------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.              0.20%                  1,160.23
-----------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust              0.15%                    271.61
-----------------------------------------------------------------------------------------------
Strong VIF and Opportunity Fund II                      0.20%                  1,255.07
-----------------------------------------------------------------------------------------------

       With respect to Fidelity VIPF and VIPF II Funds, an agreement was reached during 2000 under which National Life would receive compensation equal to 0.10% of assets (except 0.05% with respect to the Index 500 Portfolio). National Life will receive compensation equal to 0.20% for assets in Dreyfus Socially Responsible Growth Fund, Inc. and equal to 0.25% for assets in INVESCO Variable Insurance Funds, Inc. These arrangements may change from time to time, and may include more Funds in the future.

       Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

       Resolving Material Conflicts. The participation agreements under which the Funds sell their shares to Subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

       Should an agreement between National Life and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

       Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

       The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

           In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.

THE GENERAL ACCOUNT

           For information on the General Account, see Page 38.


                    DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

       General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured's death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. (See "Payment of Policy Benefits," Page 39.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.

       Death Benefit Options. The Policy provides two Death Benefit Options:
Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page 20.

       Option A. The Unadjusted Death Benefit is equal to the greater of:

   (a) the Face Amount of the Policy, and

   (b) the Accumulated Value multiplied by the specified percentage shown in the table below:

           Attained Age      Percentage           Attained Age      Percentage
           ------------      ----------           ------------      ----------
           40 and under      250%                 60                130%
              45             215%                 65                120%
              50             185%                 70                115%
              55             150%                 75 and over       105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

       Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

       Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

       Option B. The Unadjusted Death Benefit is equal to the greater of:

(a)    the Face Amount of the Policy plus the Accumulated Value, and

(b) the Accumulated Value multiplied by the specified percentage shown in the table above.

       Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

       Under Option B, a Policy with a face amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Since the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the

Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

       At Attained Age 99, Option B automatically becomes Option A.

       Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

       Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option in effect by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

       On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

       On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above.

       If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

       A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 46.)

       How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

ABILITY TO ADJUST FACE AMOUNT

       You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page 46.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

       Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2000). You may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured's insurability.

       On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

       An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," Page 29).

       Each increase in face amount will begin a new period of surrender charges in effect for 15 years from the date of the increase. This additional surrender charge is based on the face amount of the increase only. This additional surrender charge is described in detail in the Surrender Charge section on page 27.

       Decrease. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

       A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

       For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

       (a) first, the increase in Face Amount provided by the most recent increase;
       (b) then the next most recent increases, in inverse chronological order; and finally
       (c) the Initial Face Amount.


HOW THE DURATION OF THE POLICY MAY VARY

           Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium. You have certain rights to reinstate your Policy, if it should lapse. (See "Reinstatement," Page 26.)

           In addition, an optional Guaranteed Death Benefit Rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date.

ACCUMULATED VALUE

           The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the General Account. The Accumulated

Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

           The Accumulated Value and Cash Surrender Value will reflect:

       -   the Net Premiums paid
       -   the investment performance of the Portfolios you have chosen
       - the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account
       -   any transfers
       -   any Withdrawals
       -   any loans
       -   any loan repayments
       -   any loan interest charged, and
       -   charges assessed on the Policy.

           Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

           Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

           Net Investment Factor. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

           The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions - Mortality and Expense Risk Charge," Page 31.)

           Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

           (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

           (2) The value attributable to the Policy in the General Account (See "The General Account," Page 38.)


PAYMENT AND ALLOCATION OF PREMIUMS

           Issuance of a Policy. To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded.

       The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans. We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. (See "Distribution of Policies," Page 52.) A tax-favored arrangement, including qualified pension plans, should carefully consider the costs and benefits of the Policy (such as asset diversification) before purchasing a Policy since the tax-favored arrangement itself provides for tax-sheltered growth.

       From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer "no" to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

       The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of:

(a) the 90th day from the date of the agreement;
(b) the date that insurance takes effect under the Policy;
(c) the date a policy, other than as applied for, is offered to you;
(d) three days from the date we mail a notice of termination of coverage;
(e) the time you first learn that we have terminated the temporary life insurance; or
(f) the time you withdraw the application for life insurance.

       We offer a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted has been in force for at least twelve months, the amount of the credit is 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

       The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

       We also offer a one time credit to Home Office employees who purchase a VariTrak Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.

       Amount and Timing of Premiums. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

       You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

       You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider, in either case so long as you have paid the Minimum Guarantee Premium).

       Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment. You may not make premium payments after the Insured reaches Attained Age 99. However, we permit loan repayments after Attained Age 99.

           Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk. This will produce lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

           Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

           Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

           Premium Limitations. The Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

           The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," Page 45)

           Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

           Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See "Telephone Transaction Privilege," Page36) You must make allocations in whole number percentages of at least 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

           We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Money Market Subaccount. For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on your instructions.

           For example, assume a Policy was issued with Net Premiums to be allocated 25% to the Managed Subaccount, 25% to the Bond Subaccount and 50% to the General Account. During the period stated above, 50% (25% + 25%) of the Net Premiums will be allocated to the Money Market Subaccount. At the end of such period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Managed Subaccount and 50% to the Bond Subaccount.

           The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

           Transfers. You may transfer the Accumulated Value between and among the Subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," Page 36) Transfers between and among the Subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see "Transfers from General Account," Page 39.

           Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer during any one Policy Year. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five free transfers in any Policy Year:

       -   transfers resulting from Policy loans
       - transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features
       - transfers resulting from the exercise of the transfer rights described on Page 25 (see "Policy Rights - Other Transfer Rights," Page 37), and
       - the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

           Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as you pay the Minimum Guarantee Premium.

       In addition, if you purchase the Guaranteed Death Benefit Rider, and pay the Minimum Guarantee Premium as of each Monthly Policy Date, your Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy if longer, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions. If you purchase the Guaranteed Death Benefit Rider, your Minimum Guarantee Premium will be higher than if you do not purchase the Guaranteed Death Benefit Rider. (See "Optional Benefits - Guaranteed Death Benefit," Page 44.)

           The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

           Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured's insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Death Benefit Guarantee Rider may be reinstated.

       Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of the chosen Subaccounts is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the purpose for which the Policy was purchased. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Subaccount investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," Page 45.)

           For Policies that are intended to be used in multiple employer welfare benefit plans established under Section 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. Congress is currently considering legislation that might remove some or all of the tax advantage of these plans and the Internal Revenue Service has raised questions about certain of these arrangements under existing law. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "Section 419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences.


                             CHARGES AND DEDUCTIONS

       Charges will be deducted in connection with the Policy to compensate us for:

       (a) providing the insurance and other benefits set forth in the Policy;
       (b) administering the Policy;
       (c) assuming certain mortality and other risks in connection with the Policy; and
       (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation.

       We may realize a profit from any charges. We may use any profit for any purpose, including payment of distribution expenses. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

PREMIUM TAX CHARGE

       We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%.

       The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

SURRENDER CHARGE

           We impose a Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a face amount increase.

           Deferred Administrative Charge. The Deferred Administrative Charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase. After the first five Policy years since issue or increase, it declines linearly by Policy Month through the end of Policy Year 15 following issue or increase, after which it is zero. Charges per $1,000 of Face Amount for sample issue ages are shown below:


                     Sample                  Charge per $1000
                     Issue Age               of Face Amount
                     ---------               --------------
                     0 - 5                      None
                     10                         $0.50
                     15                         $1.00
                     20                         $1.50
                     25 - 85                    $2.00

           For Issue Ages not shown, the charge will increase by a ratable portion for each full year. The Deferred Administrative Charge has been designed to cover actual expenses for the issue and underwriting of Policies, and is not intended to produce a profit.

           Deferred Sales Charge. The Deferred Sales Charges are presented in Appendix B to this Prospectus. Appendix B expresses the Deferred Sales Charge as a dollar amount per $1,000 of initial face amount. There will be a deferred sales charge associated with the initial policy face amount as well as with each subsequent face amount increase. Each such portion of the deferred sales charge will have a duration of fifteen policy years as measured from the issue date of the corresponding face amount. Each portion of the deferred sales charge will be level for the first five policy years then decrease linearly by Policy Month until the end of the fifteenth policy year.

           To illustrate the calculation of a Policy's Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

           Deferred Administrative Charge. The Deferred Administrative Charge for the first five Policy Years is $200. This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)). The Deferred Administrative Charge reduces linearly by Policy Month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Administrative Charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy Year) will be $158.68 ($200 - ($200 x (25/121)). After completion of the 15th Policy Year, the Deferred Administrative Charge is zero. The schedule of Deferred Administrative Charges in effect for the first fifteen Policy Years is shown in the Policy.

           Deferred Sales Charge. The Deferred Sales Charge in effect for the first five Policy Years is $826. This is calculated by applying the charge of $8.26 per $1,000 of Face Amount for Issue Age 45 found in Appendix B to the Face Amount of $100,000 ($8.26 x (100,000 / 1,000)). The Deferred Sales Charge reduces linearly by month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Sales Charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 - ($826 x (25/121))). After the completion of the 15th Policy Year, the Deferred Sales Charge is $0. The schedule of Deferred Sales Charges in effect for the first fifteen Policy Years is shown in the Policy.

           Surrender Charges for Policies Issued Prior to the Effective Date of this Prospectus. For policies issued before the effective date of this prospectus (or later date if not approved in your state by the effective date of the prospectus), your surrender charge will differ from the surrender charges described above in two respects.


           1) Your Deferred Sales Charge will be the lessor of the Deferred Sales Charge described above and an amount equal to the sum of the following:
              (i) 30% of the premiums actually received up to one Surrender Charge target premium, plus
              (ii) 10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus
              (iii)  9% of all the premiums paid in excess of twice this amount.

           Appendix B to this Prospectus contains the Surrender Charge target premiums per $1,000 of initial face amount.

           2) There will be no Deferred Administrative Charge or Deferred Sales Charge with respect to increases in face amount.

MONTHLY DEDUCTIONS

       We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

       (a) the Cost of Insurance Charge
       (b) the Monthly Administrative Charge, and
       (c) the cost of any additional benefits provided by Rider.

       The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Separate Account and the General Account.

           Cost of Insurance Charge. We calculate the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                     Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's Value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

                     Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner.

                     Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

           -         the Insured's Attained Age
           -         the Insured's sex
           -         the Insured's Rate Class, and
           - the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

                     For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

                     Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used ("current rates") will depend on:

           -         the Insured's Issue Age
           -         the Insured's sex
           -         the Insured's Rate Class
           -         the Policy's Duration, and
           -         the Policy's size.

                     Generally, the current cost of insurance rate for a given Attained Age will be less for an Insured whose Policy was issued more than 10 years ago, than for an Insured whose Policy was issued less than 10 years ago, other factors being equal. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, sex, and Rate Class, and with Policies of the same Duration and size.

                     We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

                     Death benefit added through the use of the Additional Protection Benefit Rider can offer a cost savings over base policy death benefit because the current cost of insurance rates for the rider are less than or equal to the current cost of insurance rates for the base policy. See the description of the rider under "Optional Benefits" on page 43.

                     We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

                     Rate Class. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following rate classes (some states may not have approved all rate classes):

           -         elite preferred nonsmoker
           -         preferred nonsmoker
           -         standard nonsmoker
           -         preferred smoker
           -         standard smoker
           -         juvenile, and
           -         substandard

                     Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

                     The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

           Current cost of insurance rates will also vary by Policy size, in the following bands:

       - those with Face Amounts less than $250,000
       - those with Face Amounts between $250,000 and $999,999, inclusive; and
       - those with Face Amounts of $1,000,000 and over.

           Cost of insurance rates will be lower as the Policy size band is larger.

       Monthly Administrative Charge. We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction to help defray the expenses incurred in administering the Policy. In Texas, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

       Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits", on Page 43 below.

       Bonus. We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account. This bonus is not guaranteed (except as required by the state of issue), however. It will only be continued if our mortality and expense experience with the Policies justifies it. We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the bonus.

       The bonus is calculated on each Monthly Policy Date as .041572% (the monthly equivalent of 0.50% per annum) of the Accumulated Value in the Separate Account on the just prior Monthly Policy Date. For example, if the Accumulated Value in the Separate Account on the just prior Monthly Policy Date is $10,000, then the bonus calculated for the current Monthly Policy Date will be $4.16 ($10,000 X .00041572). To calculate the Monthly Deduction for the current Monthly Policy Date, we net the $4.16 bonus against the Monthly Deductions for Cost of Insurance, the Monthly Administrative Charge, and charges for any Optional Benefits.

MORTALITY AND EXPENSE RISK CHARGE

       We deduct a daily charge from the Separate Account at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each Subaccount of the Separate Account. This charge compensates us for the mortality and expense risks assumed in connection with the Policy. The mortality risk we assume is that insured persons may live for a shorter time than projected. This means we would pay greater death benefits than expected in relation to the amount of premiums received. The expense risk we assume is that expenses incurred in issuing and administering the Policies will exceed the administrative charges deducted from the Policy.

WITHDRAWAL CHARGE

       We will assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

       Currently, unlimited transfers are permitted among the Subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described on Page 39. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers in any Policy Year. The Transfer Charge would be imposed to compensate us for the costs of processing such transfers, and would not be designed to produce a profit.

       If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

       -   Policy loans
       -   the exercise of the transfer rights described on Page  37
       - the initial reallocation of account values from the Money Market Subaccount to other Subaccounts and
       - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five free transfers in any Policy Year.

PROJECTION REPORT CHARGE

       We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

OTHER CHARGES

           The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Summary of Policy Expenses" section on Page 4 above. More detailed information is contained in the Funds' Prospectuses which accompany this Prospectus.

                          POLICY RIGHTS AND PRIVILEGES

LOAN PRIVILEGES

           General. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, if the Insured is alive. To take a loan, you should send us a written request at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. (See "Telephone Transaction Privilege," Page 36) We will normally pay loan proceeds within seven days of a valid loan request.

           Interest Rate Charged. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

           Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the Subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you.

Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient

           The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the Subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

           Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

       Preferred Policy Loans. We currently intend to make preferred Policy loans available at the beginning of the eleventh Policy Year. The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans. Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available at our sole discretion. We may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans. Preferred loans may not be treated as indebtedness for federal income tax purposes.

       Bonus on Non-preferred Policy Loans Beginning in Policy Year 11. In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we currently intend to credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This bonus is not guaranteed, however. This bonus will only be credited to Collateral for non-preferred policy loans. Upon prior notice to Owners we may, in our sole discretion, decide not to credit the bonus.

           Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-Collateral Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

           Loan Repayments. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

           Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the

Policy May Vary," Page 21 and "Policy Lapse," Page 26.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 46.)

           IRC Section 1035 Exchanges of Policies with Existing Policy Loans. We will accept transfers of existing policy loans on Policies that qualify as
Section 1035 exchanges. The loan will be limited to 50% of the Accumulation Value of the transfer. The Accumulation Value held as collateral for the loan will be placed in the General Account.

           Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions Other Than Death Benefits from Modified Endowment Contracts," Page 47.)

SURRENDER PRIVILEGE

           You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request. (See "Other Policy Provisions
- Payment of Policy Benefits", Page 39.)

       A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 46.)

WITHDRAWAL OF CASH SURRENDER VALUE

           You may withdraw a portion of your Policy's Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" on Page 31.

           You may specify how you would like us to take a Withdrawal from the Subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

           The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," Page 19.)

           Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

                     If the Face Amount divided by the applicable percentage of
             Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

                     For the purposes of this illustration (and the following
             illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

                     Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

                     If the Face Amount divided by the applicable percentage of
             Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

                     Under Option A, a policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

           Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                     If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

                     Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a
             Withdrawal of $20,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

                     If the Unadjusted Death Benefit immediately prior to the
             Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and
             (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

                     Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

           Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

           Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," Page 29.) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page 26.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

           You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

           A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 46.)

FREE-LOOK PRIVILEGE

           The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the latest of:

       (a) 45 days after Part A of the application for the Policy is signed
       (b) 10 days after you receive the Policy
       (c) 10 days after we mail the Notice of Withdrawal Right to you, or
       (d) any longer period provided by state law.

To cancel your Policy, you must return it to us or to our agent within the free look period with a written request for cancellation.

TELEPHONE TRANSACTION PRIVILEGE

           If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

       We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

       - requiring some form of personal identification prior to acting on instructions received by telephone
       -   providing written confirmation of the transaction, and
       -   making a tape recording of the instructions given by telephone.

OTHER TRANSFER RIGHTS

       Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers.

       Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that Subaccount to another Subaccount or to the General Account, without regard to any limits on transfers or free transfers.

       Exchange Right for Connecticut Residents. For eighteen months after the Date of Issue, Connecticut residents may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account. Evidence of insurability will not be required to effect this exchange.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

       We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued

       Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

       If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

       Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

       Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

       In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

       If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

       Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.


POLICY RIGHTS UNDER CERTAIN PLANS

       Policies may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.


                               THE GENERAL ACCOUNT


       You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed. The General Account supports National Life 's insurance and annuity obligations. All assets in the General Account are subject to National Life's general liabilities from business operations.

       The General Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933. The General Account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, the General Account and the interests therein are generally not subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to this account which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

       The Accumulated Value not held as Collateral in the General Account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account.

           Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

           We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shortening the period for which the interest rate applies to less than 12 months.

       Bonus Interest. We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This bonus is not guaranteed, however, except as required by the state of issue. We may in our sole discretion, upon prior notice to Owners, decide not to credit the bonus.

           Calculation of Non-loaned Accumulated Value in the General Account. The non-loaned Accumulated Value in the General Account at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

TRANSFERS FROM GENERAL ACCOUNT

           We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the Subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                             OTHER POLICY PROVISIONS

       Indefinite Policy Duration. The Policy can remain in force indefinitely (in Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value. Also, at Attained Age 99 Option B automatically becomes Option A. No premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

       Payment of Policy Benefits. You may decide the form in which we pay Death Benefit proceeds. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit to the Beneficiary within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied. If paid under a

Settlement Option, we will apply the Death Benefit to the Settlement Option within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied.

       We will pay interest on the Death Benefit from the date of death until payment is made. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

       We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us.

       We will generally determine the amount of a payment on the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

       (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

       (2) the SEC by order permits postponement of such actions for the protection of our policyholders.

       We also may defer the determination or payment of amounts from the General Account for up to six months.

       Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

       We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn.

       The Contract. The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

       Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

       Beneficiary. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the Insured's lifetime by sending us a written notice. The interest of any Beneficiary who dies before the Insured shall vest in you unless you otherwise provide.

       Change of Owner and Beneficiary. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request.

       Split Dollar Arrangements. You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

       For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

       No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

       The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

       Assignments. You may assign any and all your rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

       Misstatement of Age and Sex. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured's death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

       Suicide. If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

       If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

       Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

       Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

       Arbitration. Except where otherwise required by state law, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree. Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

       The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation. You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial. Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator's award is not required to include factual findings or legal reasoning. Any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

       Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash. At the time of the insured person's death, the Death Benefit will be increased by dividends payable, if any.

       Correspondence. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

       Settlement Options. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

             Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

             Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

             Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

             Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

             Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

             Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

             50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

       We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

                                OPTIONAL BENEFITS

       You may include the following benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost.

       Additional Protection Benefit. If this rider has been approved in your state, the Additional Protection Benefit Rider may be used to provide a death benefit in addition to the death benefit provided on the Insured by the base policy.

       We will issue this rider for insured persons from ages 0 to 85. This rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability. The Additional Protection Benefit amount must be at least $25,000 (at least $5,000 for employee benefit plans), and cannot exceed three times the coverage of the base policy.

       If the Additional Protection Benefit Rider is elected, the definition of the Unadjusted Death Benefit described on page 57 will be modified.

       Under Option A the Unadjusted Death Benefit will equal the greater of:
           (a) Face Amount of the base policy plus the Additional Protection Benefit amount; and
           (b)  The Accumulated Value multiplied by the specified percentages.

       The Unadjusted Death Benefit under Option B will equal the greater of:
           (a) Face Amount of the base policy plus the Additional Protection Benefit amount plus the Accumulated Value; and
           (b)  The Accumulated Value multiplied by the specified percentages.

       The monthly cost of this rider is the Additional Protection Benefit amount times a monthly cost of insurance rate that varies by the Insured's Issue Age, sex, Rate Class and duration since issue. We will add this cost to the Monthly Deduction on the Policy.

       Decreases in coverage apply to coverage segments based on effective date in reverse chronological order as described on page 21. With respect to base coverage and Additional Protection Benefit coverage with the same effective date, decreases will be performed against the Additional Protection Benefit amount first.

       Adding death benefit coverage to the Policy through the use of the Additional Protection Benefit Rider can offer a cost savings over adding coverage to the base policy. Specifically, there is no surrender charge associated with this rider and the current cost of insurance rates associated with this rider are less than or equal to the current cost of insurance rates for the base policy. The guaranteed cost of insurance rates associated with this rider equal the guaranteed cost of insurance rates for the base policy.

       Waiver of Monthly Deductions. If you elect the Waiver of Monthly Deductions Rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this Rider is based on sex-distinct rates (except for Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, where the cost of this Rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.

       Accidental Death Benefit. The Accidental Death Rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy.

       Guaranteed Insurability Option. This Rider permits you to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy.

       Guaranteed Death Benefit. If you choose this Rider, we will guarantee that the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy's investment performance. To keep this Rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the Guaranteed Death Benefit Rider will be higher than for those without the Guaranteed Death Benefit Rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the Rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the Rider cannot be reinstated.

       The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only for Issue Ages 0-65.

       If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

       If you increase the Face Amount of a Policy subject to the Guaranteed Death Benefit Rider, the Rider's guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

       If you have elected both the Waiver of Monthly Deductions Rider and the Guaranteed Death Benefit Rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the Guaranteed Death Benefit Rider in force during the period that Monthly Deductions are being waived.

       If you wish to keep this Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue. If you take a Policy loan or Withdrawal for an amount greater than such excess, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.

       THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS.

       Rider for Disability Benefit - Payment of Mission Costs. If you are buying your policy through a registered representative who is an agent of Beneficial Life Insurance Company, you may at your option include in your policy the Rider for Disability - Payment of Mission Costs. Election of this benefit involves additional cost.

       This Rider, which is subject to the restrictions and limitations set forth in the Rider, provides a monthly benefit equal to the expenses of any dependent children (under age 30) participating in voluntary mission service, up to a maximum of $375 per month per child, while the Insured is totally disabled. The maximum benefit duration is 24 months for each child. The maximum benefit will be adjusted for inflation at an annual rate of 3%.

       Benefits will be paid when the insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65. After six months of continuous disability, benefit payments are retroactive to the beginning of the period. Coverage ceases at age 65. For Insureds disabled prior to age 65, benefit eligibility continues until disability ends.

       The monthly cost of this Rider is level, and varies by the age at issue and the sex of the insured (except for Policies issued in states which require "unisex" Policies, where the cost of this Rider will not vary by sex). The cost of the Rider does not vary by the number of dependent children. Depending on the age and sex of the Insured, the monthly cost of the Rider will range from $1.65 to $4.25. The monthly cost oft his Rider will be added to the Monthly Deduction on the Policy.

       Accelerated Benefits Rider. This Rider pays a reduced benefit prior to the death of the Insured, in certain circumstances where a terminal or chronic illness creates a need for access to the death benefit. This Rider is not available in all states, and its terms may vary by state. There is no cost for this Rider. It can be included in a Policy at issue, or can be added after issue, for Insureds ages 0-85. The maximum amount payable under the Rider is $500,000. An Insured who has a chronic illness, as defined in the Rider, at the time the Rider is issued, may not receive benefits under the Rider for five years after its issue.


                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

           The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

           In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that such a Policy should be treated as a life insurance contract for Federal income tax purposes. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

           In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over

Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

           In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

           The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

           In General. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

           Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

           Generally, as long as you are not subject to the Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

           Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

           Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

           (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

           (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

           (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

           If a Contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

           Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

           Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

           Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

           Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

           Policy Loan Interest. In general, interest paid on any loan under a Policy will not be deductible.

           Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

           Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

           Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

           If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

           The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

           The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

           If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

POSSIBLE TAX LAW CHANGES

           Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

           At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

       Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of
Section 401 of the Code.

       For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class. (See "Cost of Insurance Charge," Page 29.)

       Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

       There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," Page 41.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," Page 42.)

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

       In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than Policies issued in states which require "unisex" policies (currently Montana) and employee benefit plan Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," Page 48) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

                                  VOTING RIGHTS


       We will invest all of the assets held in the Subaccounts of the Separate Account in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required to be approved or ratified by the shareholders of a mutual fund.

       We are the legal owner of Fund shares and as such have the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, we will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions of Policy Owners. We will vote Fund shares held in each Subaccount of the Separate Account for which Owners do not send timely instructions in the same proportion as those shares in that Subaccount for which instructions are received.

       If you have a voting interest, we will send you proxy material and a form for giving voting instructions. You may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which your Policy values are allocated. We will determine the number of shares held in each Subaccount attributable to a Policy for which you may provide voting instructions by dividing the Policy's Accumulated Value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. We will count fractional shares. For each share of a Portfolio for which Owners have no interest, we will cast votes, for or against any matter, in the same proportion as Owners provide voting instructions.

       If required by state insurance officials, we may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, we may disregard voting instructions in favor of certain changes initiated by an Owner or the Fund's Board of Directors if our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on us. If we disregard voting instructions, we will advise you of that action and our reasons in the next semi-annual report to Owners.

       Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than National Life that are not affiliated with National Life. National Life understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of your voting instructions.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

       The voting rights described in this Prospectus are created under applicable Federal securities laws. If changes in these laws or regulations eliminate the necessity to solicit your voting instructions or restrict such voting rights, we may proceed in accordance with these laws or regulations.

       We may also take the steps listed below, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required:

       (1) to make changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

               (i) operating the Separate Account as a management company under the 1940 Act
               (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required
               (iii)  combining or substituting separate accounts
               (iv)   transferring the assets of the Separate Account to another separate account or to the General Account
               (v)    making changes necessary to comply with, obtain or
                      continue any exemptions from the 1940 Act; or
               (vi) making other technical changes in the Policy to conform with any action described herein;

       (2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio;

       (3) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in its judgment marketing needs, tax considerations, or investment conditions so warrant;

       (4) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

       (5) to modify the provisions of the Policies to comply with applicable laws.

       We have reserved all rights in respect of our corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

       If your Policy has Accumulated Value in a Subaccount that is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the Subaccount or Subaccounts (or the General Account) to which the Accumulated Value in that Subaccount should be transferred. If you do not name a new Subaccount, then we will use the Money Market Subaccount. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.


                     OFFICERS AND DIRECTORS OF NATIONAL LIFE


       The officers and directors of National Life, as well as their principal occupations during the past five years, are listed below.

                                                              PRINCIPAL OCCUPATION
NAME AND POSITION                                             DURING THE PAST FIVE YEARS
-----------------                                             --------------------------
Patrick E. Welch                                              1997 to present - Chairman of the Board
       Chairman of the Board,                                 and Chief Executive Officer; 1992 to 1997 -
       Chief Executive Officer                                Chairman of the Board, Chief Executive
                                                              Officer and President of GNA Corporation.

Thomas H. MacLeay                                             1996 to Present - President and Chief
       President, Chief                                       Operating Officer; 1993 to 1996 -
       Operating Officer,                                     Executive Vice President & Chief
       and Director                                           Financial Officer.

Robert E. Boardman                                            1994 to present - Chairman of Hickok &
       Director                                               Boardman Financial Network
                                                              1967 to present - President of Hickok & Boardman
                                                              Realty, Inc.

Earle H. Harbison, Jr.                                        1993 to present:  Chairman of
       Director                                               Harbison Walker, Inc.

A. Gary Shilling                                              1978 to present - President of A.
       Director                                               Gary Shilling & Company, Inc.


James A. Mallon                                               1998 to present:  Executive Vice President
       Executive Vice President                               & Chief Marketing Officer; 1996 to 1998:
       Chief Marketing Officer                                President & Chief Executive Officer - Integon
                                                              Life Insurance Corporation; 1993 to 1996: Senior
                                                              Vice President & Chief Marketing Officer - Commercial
                                                              Union Life Insurance Company of America.

William A. Smith                                              1998 to present:  Executive Vice President & Chief
           Executive Vice President &                         Financial Officer; 1994 to 1998 - Vice President and
           Chief Financial Officer                            Controller, American Express Financial Advisors; 1991 to
                                                              1994 - Vice President and Chief Financial Officer of
                                                              ACUMA, Ltd.

Rodney A. Buck                                                2000 to present - Executive Vice President and Chief
       Executive Vice President and                           Investment Officer; 1996 to 2000 - Senior Vice
       Chief Investment Officer                               President and Chief Investment Officer; 1996 to present -
                                                              Chairman, President & Chief Executive Officer, National
                                                              Life Investment Management Company, Inc. ("NLIMC");
                                                              1998 to present - Chief Executive Office - Sentinel
                                                              Advisors Company ("SAC"); 1987 to 1997 - Senior Vice
                                                              President - SAC.

Gregory H. Doremus                                            1998 to present:  Senior Vice President -
       Senior Vice President - New                            New Business & Customer Services; 1994 to 1998 -
       Business & Customer Services                           Vice President - Customer Services


Michele S. Gatto                                              1999 to present:  Senior Vice President & General
       Senior Vice President &                                Counsel; 1997 to 1999 -  Vice President, General Counsel
       General Counsel                                        and Secretary, Massachusetts Casualty Insurance
                                                              Company; 1986 to 1997 - Vice President, Assistant
                                                              General Counsel, Assistant Secretary/Treasurer, and other
                                                              legal positions, The Paul Revere Corporation

Charles C. Kittredge                                          2000 to present: Senior Vice President - Marketing
       Senior Vice President - Marketing                      Development and Operations; 1997 to 2000:  Senior Vice
       Development and Operations                             President - Sales and Distribution;  1993 to 1997: - Vice
                                                              President -Agency Financial Planning & Services

Wade H. Mayo                                                  2000 to present: Senior Vice President; 1993 to
       Senior Vice President                                  present: President and Chief Executive Officer - Life
                                                              Insurance Company of the Southwest ("LSW");  1996 to
                                                              present: President - LSW National Holdings, Inc.1989 to
                                                              present: President & Director - Insurance Investors Life
                                                              Insurance Company


Joseph A. Miller                                              2000 to present: Senior Vice President; 1997 to
       Senior Vice President                                  2000: Vice President & Director of Agencies;
                                                              1990 to 1997: Vice President - Southern Regional Office


Michael A. Tahan                                              1998 to present:  Senior Vice President & Chief
       Senior Vice President &                                Information Officer; 1991 to 1998 - First Vice President Chief
       Information Officer                                    & Chief Information Officer-Merrill Lynch Asset
                                                              Management


                            DISTRIBUTION OF POLICIES

       We sell Policies through agents who are licensed by state insurance authorities to sell our variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). ESI is an indirect wholly-owned subsidiary of National Life, formed on October 7, 1968. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Separate Account pursuant to an Underwriting Agreement to which the Separate Account, ESI and National Life are parties.

       National Life has sought approval to sell the Policies in all states and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.

       The directors of ESI are Patrick E. Welch, Thomas H. MacLeay, Rodney A. Buck, all of whose principal occupations are disclosed under "Directors and Officers of National Life" above, and Joseph M. Rob, the Chairman and Chief Executive Officer of ESI. ESI's other officers are:

          Kenneth R. Ehinger     President & Chief Operating Officer
          John M. Grab, Jr.      Senior Vice President & Chief Financial Officer
          Stephen A. Englese     Senior Vice President - Financial Products
          Gregory D. Teese       Vice President - Compliance
          Budd A. Shedaker       Assistant Vice President - Communications
          D. Russell Morgan      Counsel
          Sharon E. Bernard      Treasurer & Controller
          Lisa A. Pettrey        Secretary
          JoAnn K. Morissette    Assistant Secretary

       The principal business address of all these individuals is National Life Drive, Montpelier, Vermont 05604.

       We do the insurance underwriting , determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

       Agents who are ESI registered representatives are compensated for sales of the Policies on a commission basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the target amount, and 3% of premiums paid in excess of that amount. For Policy year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, agent commissions will not be more than 48.5% up to the target amount for the increase. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above.

       Dealers other than ESI will receive gross dealer concessions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the gross dealer concession will not be more than 50% up to the target amount for the increase. The aggregate amounts of sales load received by ESI in connection with the Policies in 1997, 1998 and 1999 were $31,525.99, $189,078.86 and $239,093.31, respectively.


                                 POLICY REPORTS

       Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

       - the Face Amount
       - the current Death Benefit
       - any Policy loans and accrued interest
       - the current Accumulated Value
       - the non-loaned Accumulated Value in the General Account
       - the amount held as Collateral in the General Account
       - the value in each Subaccount of the Separate Account
       - premiums paid since the last report
       - charges deducted since the last report
       - any Withdrawals since the last report, and
       - the current Cash Surrender Value.

       In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

       We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

                                STATE REGULATION

       We are subject to regulation and supervision by the Department of Banking, Insurance, Securities and Health Care Administration of the State of Vermont, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We have filed a copy of the Policy form with, and where required obtained an approval by, insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                   INSURANCE MARKETPLACE STANDARDS ASSOCIATION

           National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.



                                     EXPERTS

       The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

       Actuarial matters included in the Prospectus have been examined by Elizabeth H. MacGowan, F.S.A. MAAA, Actuary - Product Development of National Life.

                                  LEGAL MATTERS

       Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Michele S. Gatto, Senior Vice President and General Counsel of National Life.

               The Separate Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Separate Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.


                              FINANCIAL STATEMENTS

       The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCUMULATED VALUE                   The sum of the Policy's values in the
                                    Separate Account and the General Account.

ATTAINED AGE                        The Issue Age of the Insured plus the number
                                    of full Policy Years which have passed since the Date of Issue.

BENEFICIARY                         The person(s) or entity(ies) designated to
                                    receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE                The Accumulated Value minus any applicable
                                    Surrender Charge, and minus any outstanding
                                    Policy loans and accrued interest on such loans.

COLLATERAL                          The portion of the Accumulated Value in the
                                    General Account which secures the amount of any Policy loan.

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

DATE OF ISSUE                       The date on which the Policy is issued,
                                    which is set forth in the Policy. It is used to determine Policy Years, Policy Months and
                                    Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                       The Policy's Unadjusted Death Benefit, plus
                                    any relevant additional benefits provided by a supplementary benefit Rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly
                                    Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                         The Initial Face Amount plus any increases
                                    in Face Amount and minus any decreases in Face Amount.

GENERAL ACCOUNT                     The account which holds the assets of
                                    National Life which are available to support its insurance and annuity obligations.

GRACE PERIOD                        A 61-day period measured from the date on
                                    which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues.
                                    To prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past
                                    Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace
                                    Period began.

GUARANTEED DEATH BENEFIT RIDER      An optional Rider that will guarantee that
                                    the Policy will not lapse prior to Attained
                                    Age 70, or 20 years from the Policy's Date of Issue, if longer, regardless of investment performance, if the Minimum
                                    Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                         National Life's Home Office at National Life
                                    Drive, Montpelier, Vermont 05604.

INITIAL FACE AMOUNT                 The Face Amount of the Policy on the Date of
                                    Issue. The Face Amount may be increased or decreased after the first Policy Year.

INSURED The person upon whose life the Policy is issued.

ISSUE AGE                           The age of the Insured at his or her
                                    birthday nearest the Date of Issue. The
                                    Issue Age is stated in the Policy.

MINIMUM FACE AMOUNT                 The Minimum Face Amount is generally
                                    $50,000. However, exceptions may be made in employee benefit plan cases.

MINIMUM GUARANTEE PREMIUM           The sum of the Minimum Monthly Premiums in
                                    effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

MINIMUM INITIAL PREMIUM             The minimum premium required to issue a
                                    Policy. It is equal to the Minimum Monthly
                                    Premium.

MINIMUM MONTHLY PREMIUM             The monthly amount used to determine the
                                    Minimum Guarantee Premium. This amount,
                                    which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue
                                    Age, sex and Rate Class of the Insured, and the Death Benefit Option and any optional benefits selected. It is stated in each Policy.

MONTHLY ADMINISTRATIVE CHARGE       A charge of $7.50 per month included in the
                                    Monthly Deduction, which is intended to
                                    reimburse National Life for ordinary
                                    administrative expenses.

MONTHLY DEDUCTION                   The amount deducted from the Accumulated
                                    Value on each Monthly Policy Date. It
                                    includes the Monthly Administrative Charge, the Cost of Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY POLICY DATE                 The day in each calendar month which is the
                                    same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly
                                    Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly
                                    Policy Date will be deemed to be the next
                                    Valuation Day.

NET AMOUNT AT RISK                  The amount by which the Unadjusted Death
                                    Benefit exceeds the Accumulated Value.

NET PREMIUM                         The remainder of a premium after the
                                    deduction of the Premium Tax Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM            The premium amount which the Owner plans to
                                    pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The
                                    Owner is not required to pay the designated amount.

POLICY ANNIVERSARY                  The same day and month as the Date of Issue
                                    in each later year.

POLICY YEAR                         A year that starts on the Date of Issue or
                                    on a Policy Anniversary.

PREMIUM TAX CHARGE                  A charge deducted from each premium payment
                                    to cover the cost of state and local premium taxes, and the federal DAC Tax.

RATE CLASS                          The classification of the Insured for cost
                                    of insurance purposes. The Rate Classes are:
                                    elite preferred nonsmoker; preferred
                                    nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

RIDERS Optional benefits that an Owner may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                    The amount deducted from the Accumulated
                                    Value of the Policy upon lapse or surrender during the first 15 Policy Years or the first 15 years following an increase in coverage. The Surrender Charge is shown in the Policy.

UNADJUSTED DEATH BENEFIT            Under Option A, the greater of the Face
                                    Amount or the applicable percentage of the Accumulated Value on the date of death;
                                    under Option B, the greater of the Face
                                    Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death Benefit Option is selected at time of application but may be later changed.

VALUATION DAY                       Each day that the New York Stock Exchange is
                                    open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next
                                    Valuation Date.

VALUATION PERIOD                    The time between two successive Valuation
                                    Days. Each Valuation Period includes a
                                    Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                          A payment made at the request of the Owner
                                    pursuant to the right in the Policy to
                                    withdraw a portion of the Cash Surrender
                                    Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

       The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%.

       The tables on Pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 40 in the Elite Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 for Death Benefit Option A, and $4,000 for Death Benefit Option B, in each case paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds after reimbursement and the Mortality and Expense Risk Charge.

       The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, a bonus under which the Monthly Deductions are reduced by 0.50% per annum.

       The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.90%, is 1.71%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

       These asset charges reflect an investment advisory fee of 0.56%, which represents a simple average of the fees incurred by the Portfolios during 1999 and expenses of 0.25%, which is based on a simple average of the actual expenses incurred by the Portfolios during 1999, adjusted, as appropriate, to take into account expense reimbursement arrangements expected to be in place for 2000. In the absence of the reimbursement arrangements for some of the Portfolios, the total asset charges reflected in the Current and Guaranteed Illustrations, including the Mortality and Expense Risk Charge, would have totaled an average of 1.96%. If the reimbursement arrangements were discontinued, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be lower than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.

       The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

       The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

       Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40         ELITE PREFERRED
DEATH BENEFIT OPTION A        ANNUAL PREMIUM $3000              NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                      (NET ANNUAL RATE OF RETURN OF -1.71%)

              Premiums                    Guaranteed                                     Current
End of      Accumulated                      Cash                                         Cash
Policy     at 5% Interest  Accumulated    Surrender       Death         Accumulated     Surrender       Death
 Year         Per Year        Value         Value        Benefit           Value          Value        Benefit
 ----         --------        -----         -----        -------           -----          -----        -------
  1             3,150         2,204            107       250,000            2,329            231       250,000
  2             6,458         4,332          2,234       250,000            4,603          2,505       250,000
  3             9,930         6,385          4,288       250,000            6,815          4,718       250,000
  4            13,577         8,358          6,261       250,000            8,963          6,866       250,000
  5            17,406        10,254          8,156       250,000           11,044          8,946       250,000

  6            21,426        12,064         10,175       250,000           13,060         11,171       250,000
  7            25,647        13,786         12,105       250,000           14,999         13,317       250,000
  8            30,080        15,418         13,944       250,000           16,856         15,383       250,000
  9            34,734        16,957         15,691       250,000           18,637         17,371       250,000
  10           39,620        18,395         17,338       250,000           20,338         19,280       250,000

  11           44,751        19,732         18,883       250,000           22,299         21,449       250,000
  12           50,139        20,953         20,312       250,000           24,189         23,548       250,000
  13           55,796        22,045         21,611       250,000           26,009         25,575       250,000
  14           61,736        22,996         22,771       250,000           27,752         27,527       250,000
  15           67,972        23,791         23,773       250,000           29,415         29,397       250,000

  16           74,521        24,415         24,415       250,000           30,994         30,994       250,000
  17           81,397        24,853         24,853       250,000           32,482         32,482       250,000
  18           88,617        25,096         25,096       250,000           33,871         33,871       250,000
  19           96,198        25,132         25,132       250,000           35,147         35,147       250,000
  20          104,158        24,934         24,934       250,000           36,290         36,290       250,000

  25          150,340        19,315         19,315       250,000           39,843         39,843       250,000

  30          209,282         1,390          1,390       250,000           38,851         38,851       250,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40         ELITE PREFERRED
DEATH BENEFIT OPTION A        ANNUAL PREMIUM $3000              NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.19%)

                                               Guaranteed                                     Current
                   Premiums    -------------------------------------------   ------------------------------------------
     End of       Accumulated                     Cash                                         Cash
     Policy     at 5% Interest  Accumulated     Surrender       Death         Accumulated    Surrender        Death
      Year         Per Year        Value          Value        Benefit           Value         Value         Benefit
      ----         --------        -----          -----        -------           -----         -----         -------
        1             3,150          2,355           257        250,000           2,483            386       250,000
        2             6,458          4,768         2,671        250,000           5,055          2,958       250,000
        3             9,930          7,245         5,148        250,000           7,713          5,615       250,000
        4            13,577          9,781         7,683        250,000          10,455          8,358       250,000
        5            17,406         12,379        10,282        250,000          13,282         11,185       250,000

        6            21,426         15,035        13,145        250,000          16,201         14,311       250,000
        7            25,647         17,747        16,065        250,000          19,200         17,518       250,000
        8            30,080         20,515        19,041        250,000          22,278         20,805       250,000
        9            34,734         23,338        22,073        250,000          25,445         24,179       250,000
       10            39,620         26,212        25,154        250,000          28,700         27,642       250,000

       11            44,751         29,136        28,287        250,000          32,434         31,584       250,000
       12            50,139         32,100        31,458        250,000          36,303         35,662       250,000
       13            55,796         35,092        34,659        250,000          40,314         39,881       250,000
       14            61,736         38,105        37,879        250,000          44,469         44,244       250,000
       15            67,972         41,122        41,105        250,000          48,772         48,755       250,000

       16            74,521         44,135        44,135        250,000          53,229         53,229       250,000
       17            81,397         47,130        47,130        250,000          57,843         57,843       250,000
       18            88,617         50,102        50,102        250,000          62,616         62,616       250,000
       19            96,198         53,040        53,040        250,000          67,546         67,546       250,000
       20           104,158         55,924        55,924        250,000          72,627         72,627       250,000

       25           150,340         68,654        68,654        250,000         100,642        100,642       250,000

       30           209,282         75,035        75,035        250,000         134,070        134,070       250,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40        ELITE PREFERRED
DEATH BENEFIT OPTION A       ANNUAL PREMIUM $3000             NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                      (NET ANNUAL RATE OF RETURN OF 10.08%)

                                                Guaranteed                                     Current
                    Premiums    -------------------------------------------   -------------------------------------------
End of            Accumulated                      Cash                                          Cash
Policy           at 5% Interest  Accumulated    Surrender        Death         Accumulated    Surrender        Death
 Year               Per Year        Value         Value         Benefit           Value         Value         Benefit
 ----               --------        -----         -----         -------           -----         -----         -------
   1                   3,150         2,505            408       250,000            2,638            541       250,000
   2                   6,458         5,224          3,126       250,000            5,527          3,429       250,000
   3                   9,930         8,177          6,080       250,000            8,685          6,587       250,000
   4                  13,577        11,385          9,288       250,000           12,136         10,038       250,000
   5                  17,406        14,874         12,777       250,000           15,906         13,808       250,000

   6                  21,426        18,666         16,777       250,000           20,031         18,141       250,000
   7                  25,647        22,790         21,108       250,000           24,533         22,852       250,000
   8                  30,080        27,277         25,804       250,000           29,449         27,975       250,000
   9                  34,734        32,165         30,899       250,000           34,826         33,560       250,000
  10                  39,620        37,489         36,432       250,000           40,709         39,652       250,000

  11                  44,751        43,296         42,447       250,000           47,608         46,759       250,000
  12                  50,139        49,626         48,985       250,000           55,211         54,570       250,000
  13                  55,796        56,527         56,094       250,000           63,599         63,165       250,000
  14                  61,736        64,055         63,830       250,000           72,854         72,629       250,000
  15                  67,972        72,271         72,254       250,000           83,073         83,055       250,000

  16                  74,521        81,247         81,247       250,000           94,364         94,364       250,000
  17                  81,397        91,066         91,066       250,000          106,848        106,848       250,000
  18                  88,617       101,832        101,832       250,000          120,660        120,660       250,000
  19                  96,198       113,657        113,657       250,000          135,950        135,950       250,000
  20                 104,158       126,669        126,669       250,000          152,887        152,887       250,000

  25                 150,340       215,691        215,691       263,143          269,504        269,504       328,795

  30                 209,282       359,551        359,551       417,079          461,090        461,090       534,864

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40       ELITE PREFERRED
DEATH BENEFIT OPTION B        ANNUAL PREMIUM $4000            NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                     (NET ANNUAL RATE OF RETURN OF -1.71%%)

                                            Guaranteed                                     Current
                Premiums    -------------------------------------------  --------------------------------------------
 End of       Accumulated                      Cash                                         Cash
 Policy      at 5% Interest  Accumulated    Surrender        Death        Accumulated     Surrender       Death
  Year          Per Year        Value         Value         Benefit          Value          Value        Benefit
  ----          --------        -----         -----         -------          -----          -----        -------
    1             4,200         3,149          1,052       253,149            3,275         1,178        253,275
    2             8,610         6,200          4,103       256,200            6,475         4,377        256,475
    3            13,241         9,155          7,057       259,155            9,592         7,495        259,592
    4            18,103        12,007          9,909       262,007           12,624        10,527        262,624
    5            23,208        14,758         12,661       264,758           15,568        13,470        265,568

    6            28,568        17,401         15,511       267,401           18,426        16,537        268,426
    7            34,196        19,932         18,250       269,932           21,184        19,502        271,184
    8            40,106        22,348         20,874       272,348           23,838        22,364        273,838
    9            46,312        24,646         23,380       274,646           26,392        25,126        276,392
   10            52,827        26,818         25,761       276,818           28,843        27,786        278,843

   11            59,669        28,862         28,013       278,862           31,599        30,750        281,599
   12            66,852        30,762         30,121       280,762           34,265        33,623        284,265
   13            74,395        32,504         32,071       282,504           36,838        36,405        286,838
   14            82,314        34,076         33,850       284,076           39,314        39,089        289,314
   15            90,630        35,457         35,440       285,457           41,685        41,668        291,685

   16            99,361        36,635         36,635       286,635           43,948        43,948        293,948
   17           108,530        37,592         37,592       287,592           46,095        46,095        296,095
   18           118,156        38,320         38,320       288,320           48,114        48,114        298,114
   19           128,264        38,806         38,806       288,806           49,989        49,989        299,989
   20           138,877        39,025         39,025       289,025           51,696        51,696        301,696

   25           200,454        35,029         35,029       285,029           57,502        57,502        307,502

   30           279,043        18,842         18,842       268,842           57,713        57,713        307,713

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40        ELITE PREFERRED
DEATH BENEFIT OPTION B       ANNUAL PREMIUM $4000             NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.19%)

                                          Guaranteed                                      Current
             Premiums    --------------------------------------------  --------------------------------------------
End of      Accumulated                       Cash                                          Cash
Policy     at 5% Interest   Accumulated     Surrender       Death         Accumulated     Surrender       Death
 Year        Per Year          Value          Value        Benefit           Value          Value        Benefit
 ----        --------          -----          -----        -------           -----          -----        -------
  1              4,200          3,356         1,259        253,356            3,486         1,389        253,486
  2              8,610          6,808         4,710        256,808            7,099         5,001        257,099
  3             13,241         10,357         8,260        260,357           10,834         8,736        260,834
  4             18,103         14,002        11,905        264,002           14,692        12,595        264,692
  5             23,208         17,746        15,649        267,746           18,674        16,577        268,674

  6             28,568         21,584        19,694        271,584           22,787        20,898        272,787
  7             34,196         25,513        23,831        275,513           27,019        25,338        277,019
  8             40,106         29,532        28,059        279,532           31,370        29,896        281,370
  9             46,312         33,642        32,376        283,642           35,846        34,581        285,846
  10            52,827         37,834        36,776        287,834           40,449        39,392        290,449

  11            59,669         42,107        41,258        292,107           45,667        44,817        295,667
  12            66,852         46,447        45,806        296,447           51,071        50,430        301,071
  13            74,395         50,839        50,406        300,839           56,668        56,235        306,668
  14            82,314         55,270        55,045        305,270           62,460        62,235        312,460
  15            90,630         59,718        59,701        309,718           68,448        68,431        318,448

  16            99,361         64,167        64,167        314,167           74,637        74,637        324,637
  17           108,530         68,595        68,595        318,595           81,024        81,024        331,024
  18           118,156         72,990        72,990        322,990           87,608        87,608        337,608
  19           128,264         77,332        77,332        327,332           94,379        94,379        344,379
  20           138,877         81,588        81,588        331,588          101,318       101,318        351,318

  25           200,454        100,115       100,115        350,115          138,535       138,535        388,535

  30           279,043        108,497       108,497        358,497          179,361       179,361        429,361

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40       ELITE PREFERRED
DEATH BENEFIT OPTION B       ANNUAL PREMIUM $4000            NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                      (NET ANNUAL RATE OF RETURN OF 10.08%)

                                          Guaranteed                                     Current
              Premiums    -------------------------------------------   -------------------------------------------
End of      Accumulated                      Cash                                          Cash
Policy     at 5% Interest  Accumulated    Surrender        Death         Accumulated    Surrender        Death
 Year         Per Year        Value         Value         Benefit           Value         Value         Benefit
 ----         --------        -----         -----         -------           -----         -----         -------
  1             4,200         3,564          1,466       253,564            3,698          1,600       253,698
  2             8,610         7,440          5,343       257,440            7,748          5,650       257,748
  3            13,241        11,660          9,562       261,660           12,177         10,080       262,177
  4            18,103        16,250         14,153       266,250           17,019         14,922       267,019
  5            23,208        21,248         19,151       271,248           22,310         20,213       272,310

  6            28,568        26,685         24,795       276,685           28,098         26,209       278,098
  7            34,196        32,599         30,917       282,599           34,415         32,733       284,415
  8            40,106        39,033         37,559       289,033           41,308         39,834       291,308
  9            46,312        46,035         44,769       296,035           48,839         47,573       298,839
  10           52,827        53,651         52,593       303,651           57,066         56,008       307,066

  11           59,669        61,938         61,088       311,938           66,653         65,803       316,653
  12           66,852        70,945         70,304       320,945           77,199         76,557       327,199
  13           74,395        80,728         80,294       330,728           88,802         88,369       338,802
  14           82,314        91,347         91,121       341,347          101,569        101,344       351,569
  15           90,630       102,864        102,846       352,864          115,614        115,597       365,614

  16           99,361       115,351        115,351       365,351          131,068        131,068       381,068
  17          108,530       128,885        128,885       378,885          148,071        148,071       398,071
  18          118,156       143,559        143,559       393,559          166,773        166,773       416,773
  19          128,264       159,469        159,469       409,469          187,338        187,338       437,338
  20          138,877       176,708        176,708       426,708          209,934        209,934       459,934

  25          200,454       286,598        286,598       536,598          361,488        361,488       611,488

  30          279,043       447,875        447,875       697,875          605,807        605,807       855,807

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B

                  SURRENDER CHARGE TARGET PREMIUMS ("SCTP") AND
                         DEFERRED SALES CHARGES ("DSC")
                    (ANNUAL RATES PER $1,000 OF FACE AMOUNT)

                                           MALE                                    FEMALE
 ISSUE                    NONSMOKER                      SMOKER                         NONSMOKER              SMOKER
  AGE                 SCTP           DSC           SCTP           DSC               SCTP           DSC          SCTP           DSC
   0                  2.85          1.43           2.85          1.43               2.24          1.12           2.24          1.12
   1                  2.78          1.39           2.78          1.39               2.20          1.10           2.20          1.10
   2                  2.87          1.44           2.87          1.44               2.27          1.14           2.27          1.14
   3                  2.97          1.49           2.97          1.49               2.35          1.18           2.35          1.18
   4                  3.08          1.54           3.08          1.54               2.43          1.22           2.43          1.22
   5                  3.19          1.60           3.19          1.60               2.52          1.26           2.52          1.26
   6                  3.32          1.66           3.32          1.66               2.61          1.31           2.61          1.31
   7                  3.45          1.73           3.45          1.73               2.71          1.36           2.71          1.36
   8                  3.59          1.80           3.59          1.80               2.82          1.41           2.82          1.41
   9                  3.74          1.87           3.74          1.87               2.93          1.47           2.93          1.47
  10                  3.90          1.95           3.90          1.95               3.05          1.53           3.05          1.53
  11                  4.08          2.04           4.08          2.04               3.17          1.59           3.17          1.59
  12                  4.25          2.13           4.25          2.13               3.31          1.66           3.31          1.66
  13                  4.44          2.22           4.44          2.22               3.45          1.73           3.45          1.73
  14                  4.63          2.32           4.63          2.32               3.59          1.80           3.59          1.80
  15                  4.82          2.41           4.82          2.41               3.74          1.87           3.74          1.87
  16                  5.01          2.51           5.01          2.51               3.90          1.95           3.90          1.95
  17                  5.21          2.61           5.21          2.61               4.06          2.03           4.06          2.03
  18                  5.40          2.70           5.40          2.70               4.23          2.12           4.23          2.12
  19                  5.61          2.81           5.61          2.81               4.41          2.21           4.41          2.21
  20                  5.18          2.59           6.89          3.45               4.36          2.18           5.19          2.60
  21                  5.37          2.69           7.15          3.58               4.54          2.27           5.41          2.71
  22                  5.58          2.79           7.43          3.72               4.73          2.37           5.65          2.83
  23                  5.80          2.90           7.73          3.87               4.94          2.47           5.90          2.95
  24                  6.04          3.02           8.05          4.03               5.15          2.58           6.16          3.08
  25                  6.29          3.15           8.39          4.20               5.38          2.69           6.43          3.22
  26                  6.56          3.28           8.76          4.38               5.62          2.81           6.73          3.37
  27                  6.85          3.43           9.16          4.58               5.87          2.94           7.04          3.52
  28                  7.16          3.58           9.58          4.79               6.14          3.07           7.36          3.68
  29                  7.49          3.75          10.04          5.02               6.42          3.21           7.70          3.85
  30                  7.84          3.92          10.52          5.26               6.71          3.36           8.07          4.04
  31                  8.21          4.11          11.04          5.52               7.03          3.52           8.45          4.23
  32                  8.61          4.31          11.59          5.80               7.36          3.68           8.85          4.43
  33                  9.03          4.52          12.17          6.09               7.71          3.86           9.28          4.64
  34                  9.47          4.74          12.79          6.40               8.08          4.04           9.73          4.87
  35                  9.95          4.98          13.44          6.72               8.47          4.24          10.21          5.11
  36                 10.45          5.23          14.14          7.07               8.88          4.44          10.71          5.36
  37                 10.98          5.49          14.88          7.44               9.32          4.66          11.24          5.62
  38                 11.54          5.77          15.66          7.83               9.77          4.89          11.80          5.90
  39                 12.14          6.07          16.49          8.25              10.26          5.13          12.38          6.19
  40                 12.77          6.39          17.36          8.68              10.77          5.39          12.99          6.50
  41                 13.43          6.72          18.28          9.14              11.30          5.65          13.63          6.82
  42                 14.14          7.07          19.26          9.63              11.86          5.93          14.30          7.15
  43                 14.89          7.45          20.28         10.14              12.45          6.23          14.99          7.50

                                           MALE                                 FEMALE
 ISSUE                    NONSMOKER                      SMOKER                      NONSMOKER              SMOKER
  AGE                 SCTP           DSC           SCTP           DSC            SCTP           DSC          SCTP           DSC
  44                  15.68          7.84          21.37         10.69           13.07          6.54         15.72          7.86
  45                  16.52          8.26          22.51         11.26           13.73          6.87         16.49          8.25
  46                  17.42          8.71          23.72         11.86           14.43          7.22         17.29          8.65
  47                  18.37          9.19          25.00         12.50           15.16          7.58         18.14          9.07
  48                  19.38          9.69          26.35         13.18           15.94          7.97         19.03          9.52
  49                  20.46         10.23          27.79         13.90           16.77          8.39         19.98          9.99
  50                  21.61         10.81          29.32         14.66           17.65          8.83         20.97         10.49
  51                  22.83         11.42          30.94         15.47           18.57          9.29         22.02         11.01
  52                  24.14         12.07          32.65         16.33           19.56          9.78         23.13         11.57
  53                  25.53         12.77          34.48         17.24           20.61         10.31         24.30         12.15
  54                  27.02         13.51          36.40         18.20           21.72         10.86         25.54         12.77
  55                  28.60         14.30          38.44         19.22           22.90         11.45         26.84         13.42
  56                  30.29         15.15          40.59         20.30           24.15         12.08         28.23         14.12
  57                  32.08         16.04          42.87         21.44           25.49         12.75         29.70         14.85
  58                  34.01         17.01          45.29         22.65           26.92         13.46         31.26         15.63
  59                  36.07         18.04          47.85         23.93           28.46         14.23         32.95         16.48
  60                  38.27         19.14          50.59         25.30           30.12         15.06         34.77         17.39
  61                  40.63         20.32          53.51         26.76           31.91         15.96         36.73         18.37
  62                  43.16         21.58          56.62         28.31           33.85         16.93         38.84         19.42
  63                  45.88         22.94          59.92         29.96           35.92         17.96         41.11         20.56
  64                  48.78         24.39          63.42         31.71           38.15         19.08         43.53         21.77
  65                  51.89         25.95          67.11         33.56           40.54         20.27         46.11         23.06
  66                  55.21         27.61          71.01         35.51           43.09         21.55         48.84         24.42
  67                  58.77         29.39          75.13         37.57           45.84         22.92         51.77         25.89
  68                  62.59         31.30          79.52         37.75           48.81         24.41         54.92         27.46
  69                  66.71         33.36          84.20         37.75           52.04         26.02         58.36         29.18
  70                  71.16         35.58          89.20         37.75           55.57         27.79         62.10         31.05
  71                  75.96         36.00          94.56         37.75           59.43         29.72         66.20         33.10
  72                  81.04         36.00         100.28         37.75           63.65         31.83         70.68         35.00
  73                  86.57         36.00         106.35         37.75           68.25         34.00         75.53         35.00
  74                  92.47         36.00         112.74         37.75           73.23         34.00         80.75         35.00
  75                  98.73         36.00         119.44         37.75           78.61         34.00         86.34         35.00
  76                 105.38         36.00         126.39         37.75           84.42         34.00         92.32         35.00
  77                 112.45         36.00         133.62         37.75           90.68         34.00         98.70         35.00
  78                 120.00         36.00         141.17         37.75           97.47         34.00        105.57         35.00
  79                 128.12         36.00         149.15         37.75          104.88         34.00        113.00         35.00
  80                 136.88         36.00         157.63         37.75          112.98         34.00        121.09         35.00
  81                 146.36         36.00         166.67         37.75          121.85         34.00        129.91         35.00
  82                 156.57         36.00         176.28         37.75          131.55         34.00        139.51         35.00
  83                 167.52         36.00         186.39         37.75          142.10         34.00        149.91         35.00
  84                 179.12         36.00         196.88         37.75          153.50         34.00        161.12         35.00
  85                 191.34         36.00         207.71         37.75          165.78         34.00        172.98         35.00


Unisex policies will have surrender charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

                                   -UNAUDITED-
--------------------------------------------------------------------------------
On January 1, 1999, National Life Insurance Company (National Life) converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. Policyholders of National Life with policies issued after December 31, 1998 also become members of National Life Holding Company.

As part of this reorganization, National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization, and was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Notes 2, 11 and 13 of National Life's financial statements provide additional information about the Closed Block.

Under current accounting guidance, National Life's assets, liabilities, pre-tax net income and cash flows associated with the Closed Block were reclassified into single line net presentations within National Life Insurance Company and Subsidiaries' financial statements, and excluded from many of the disclosures contained in the corresponding notes to those financial statements.

The American Institute of Certified Public Accountants has proposed changes to the accounting treatment for Closed Blocks. Included in the proposal is the presentation of Closed Block assets, liabilities, pre-tax net income and cash flows in their normal categories, instead of the current single line net presentations. It is currently anticipated that this proposal will be adopted retroactively for all presented periods beginning with December 31, 2000 reporting.

Management of National Life has therefore elected to also include consolidated financial statements prepared at the National Life Holding Company level. These financial statements do not reflect the closed block single line net presentation, and therefore should provide more comparable year to year information for the reader.

--------------------------------------------------------------------------------

                               NATIONAL LIFE GROUP

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 1999 AND 1998

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]





                        REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors and Members of National Life Holding Company:



In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, changes in equity, and cash flows present fairly, in all material respects, the financial position of National Life Holding Company and its subsidiaries (the National Life Group) at December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of National Life Group's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 13 to the financial statements, on January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Members' voting and liquidation rights in National Life were transferred to National Life Holding Company as part of this reorganization.



/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 10, 2000

NATIONAL LIFE GROUP
CONSOLIDATED BALANCE SHEET

DECEMBER 31,
-----------------------------------------------------------------------------------------------------
(In Thousands)                                                             1999             1998
-----------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                           $    296,468     $    347,949
  Available-for-sale debt and equity securities                          5,110,272        5,438,784
  Trading equity securities                                                 11,793                -
  Mortgage loans                                                         1,162,956        1,098,504
  Policy loans                                                             761,235          776,363
  Real estate investments                                                   86,003           75,566
  Other invested assets                                                    150,963          113,696
-----------------------------------------------------------------------------------------------------

     Total cash and invested assets                                      7,579,690        7,850,862

  Deferred policy acquisition costs                                        538,127          416,733
  Accrued investment income                                                118,273          119,249
  Premiums and fees receivable                                              22,033           21,044
  Deferred income taxes                                                    101,183           21,541
  Amounts recoverable from reinsurers                                      302,607          253,651
  Present value of future profits of insurance acquired                    113,851           45,539
  Property and equipment, net                                               45,609           59,503
  Other assets                                                             130,081          133,702
  Separate account assets                                                  404,030          283,948
-----------------------------------------------------------------------------------------------------

     Total assets                                                     $  9,355,484     $  9,205,772
=====================================================================================================

LIABILITIES:
  Policy benefit liabilities                                          $  4,039,966     $  3,907,114
  Policyholders' accounts                                                3,503,328        3,348,132
  Policyholders' deposits                                                   46,189           38,520
  Policy claims payable                                                     39,262           31,900
  Policyholders' dividends                                                  53,552           54,757
  Amounts payable to reinsurers                                             19,213           35,481
  Collateral held on loaned securities                                     115,524          193,491
  Other liabilities and accrued expenses                                   274,172          307,036
  Debt                                                                      76,092           78,088
  Separate account liabilities                                             400,867          264,421
-----------------------------------------------------------------------------------------------------

     Total liabilities                                                   8,568,165        8,258,940
-----------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                          12,331           64,529

EQUITY:
  Retained earnings                                                        832,688          776,060
  Accumulated other comprehensive (loss) income                            (57,700)         106,243
-----------------------------------------------------------------------------------------------------

     Total equity                                                          774,988          882,303
-----------------------------------------------------------------------------------------------------

     Total liabilities, minority interests and equity                 $  9,355,484     $  9,205,772
=====================================================================================================


  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------
(In Thousands)                                                 1999             1998
-----------------------------------------------------------------------------------------

REVENUES:
 Insurance premiums                                        $  383,395       $   386,260
 Policy and contract charges                                   54,624            48,463
 Net investment income                                        565,818           550,339
 Net investment gains                                           3,140             8,450
 Mutual fund commission and fee income                         56,232            49,670
 Other income                                                  19,847            17,271
-----------------------------------------------------------------------------------------

   Total revenues                                           1,083,056         1,060,453
-----------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                               112,923            98,252
 Policy benefits                                              330,334           346,779
 Policyholders' dividends                                     106,858           107,102
 Interest credited to policyholders' accounts                 207,736           208,505
 Operating expenses                                           164,899           141,242
 Sales practice remediation costs                                   -            40,575
 Policy acquisition expenses, net                              76,862            90,323
-----------------------------------------------------------------------------------------

   Total benefits and expenses                                999,612         1,032,778
-----------------------------------------------------------------------------------------

Income before income taxes and minority interests              83,444            27,675

  Income tax expense (benefit)                                 17,380            (1,020)
-----------------------------------------------------------------------------------------

Income before minority interests                               66,064            28,695

  Minority interests                                            9,436             8,507
-----------------------------------------------------------------------------------------

NET INCOME                                                     56,628            20,188

OTHER COMPREHENSIVE INCOME, NET
  Unrealized (losses) gains on securities, net               (163,943)           21,226
-----------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE (LOSS) INCOME                          $ (107,315)      $    41,414
=========================================================================================




   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
(In Thousands)                                                             1999             1998
-----------------------------------------------------------------------------------------------------

RETAINED EARNINGS:
  Balance at January 1                                                 $  776,060       $   755,872
  Net income                                                               56,628            20,188
-----------------------------------------------------------------------------------------------------

    Balance at December 31                                             $  832,688       $   776,060
=====================================================================================================


ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME:
  Balance at January 1                                                 $  106,243       $    85,017
  Unrealized (losses) gains on available-for-sale securities, net        (163,943)           21,226
-----------------------------------------------------------------------------------------------------

    Balance at December 31                                             $  (57,700)      $   106,243
=====================================================================================================

TOTAL EQUITY:
  Balance at December 31                                               $  774,988       $   882,303
=====================================================================================================



   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                 1999              1998
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                    $    56,628     $    20,188

Adjustments to reconcile net income to net cash provided by operations:
   Change in:
      Accrued investment income                                                       976           6,541
      Policy liabilities                                                           82,699          87,367
      Deferred policy acquisition costs                                           (36,857)         (7,580)
      Policyholders' dividends                                                     (1,205)          1,362
      Deferred income taxes                                                         9,883         (13,330)
   Net investment gains                                                            (3,140)         (8,450)
   Depreciation                                                                     7,339           6,977
   Other                                                                            4,767          12,714
--------------------------------------------------------------------------------------------------------------

     Net cash provided by operating activities                                    121,090         105,789
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                 1,576,457       2,020,526
  Cost of investments acquired                                                 (1,778,511)     (2,236,001)
  Acquisition of remaining interest in LSWNH, Inc.                                (61,632)              -
  Other                                                                            14,788          14,656
--------------------------------------------------------------------------------------------------------------

     Net cash used by investing activities                                       (248,898)       (200,819)
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits, including interest credited                            579,795         563,606
  Policyholders' withdrawals, including policy charges                           (424,599)       (452,184)
  Net decrease in borrowings under repurchase agreements                                -        (234,570)
  Net (decrease) increase in securities lending liabilities                       (77,967)        173,726
  Other                                                                              (902)         20,221
--------------------------------------------------------------------------------------------------------------

    Net cash provided by financing activities                                      76,327          70,799
--------------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                         (51,481)        (24,231)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                               347,949         372,180
--------------------------------------------------------------------------------------------------------------

  End of year                                                                 $   296,468     $   347,949
==============================================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Life Holding Company and its subsidiaries and affiliates (the National Life Group) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administration services. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". National Life Group employs about 900 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp, which is the wholly-owned subsidiary of National Life Holding Company. See Note 13 for more information.

The insurance operations within National Life Group develop and distribute individual life insurance and annuity products. National Life Group markets this diverse product portfolio to small business owners, professionals and other middle to upper income individuals. National Life Group provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive fringe benefit plans, and asset management. Insurance and annuity products are primarily distributed through about 32 general agencies in major metropolitan areas, a system of managing general agents, and independent brokers throughout the United States. National Life Group has in excess of 300,000 policyholders and through its member companies is licensed to do business in all 50 states and the District of Columbia. About 26% of National Life Group's total collected premiums and deposits are from residents of New York and California.

Members of the National Life Group also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.1 billion of net assets represent fourteen mutual funds managed on behalf of about 117,000 individual, corporate and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of National Life Group have been prepared in conformity with accounting principles generally accepted in the United States (GAAP).

The consolidated financial statements include the accounts of National Life Group, which consists of National Life HoIding Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated fair value. Investments in joint ventures and limited partnerships are generally carried at cost.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, income taxes and minority interests. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

GOODWILL

Goodwill is amortized over 20 years using the straight line method and is periodically evaluated for recoverability.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method, with assumptions for interest, mortality, morbidity, withdrawals and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and investment-type annuities represent amounts that inure to the benefit of the policyholders (before surrender charges).

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See additional information below on dividends on contracts within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

National Life Holding Company will file a consolidated tax return for the tax year ended December 31, 1999. The income tax return will include all members within the National Life Group except Life Insurance Company of the Southwest
(LSW) and Insurance Investors Life Insurance Company (IIL). LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests at December 31, 1999 represent minority partners interests in entities within the National Life Group. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests within the consolidated financial statements.

CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. This Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. See Note 11 for additional information on the Closed Block's financial position and results of operations.

NOTE 3 - INVESTMENTS


DEBT AND EQUITY SECURITIES


The amortized cost and estimated fair values of available-for-sale debt and equity securities at December 31 were as follows (in thousands):

                                                                               Gross         Gross
                                                             Amortized      Unrealized    Unrealized    Estimated Fair
                              1999                              Cost           Gains         Losses         Value
------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity
  securities:
        U.S. government obligations                        $    281,194    $    3,232     $   19,020     $   265,406
        Government agencies, authorities
          and subdivisions                                      118,459         4,010          3,100         119,369
        Public utilities                                        380,253        10,687         17,275         373,665
        Corporate                                             2,462,499        23,937         94,932       2,391,504
        Private placements                                      735,597         9,818         30,172         715,243
        Mortgage-backed securities                            1,112,382         2,432         37,065       1,077,749
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,090,384        54,116        201,564       4,942,936
        Preferred stocks                                        134,852         2,708          8,109         129,451
        Common stocks                                            33,032         7,169          2,316          37,885
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,258,268    $   63,993     $  211,989     $ 5,110,272
========================================================================================================================

                              1998
-----------------------------------------------------------------------------------------------------------------------
AFS debt and equity securities:
        U.S. government obligations                        $    315,567    $   17,710     $    1,024     $   332,253
        Government agencies, authorities
          and subdivisions                                      124,411        13,626             29         138,008
        Public utilities                                        392,211        21,944            678         413,477
        Corporate                                             2,368,814       152,991         18,249       2,503,556
        Private placements                                      670,467        36,929         10,501         696,895
        Mortgage-backed securities                            1,137,465        41,131          3,359       1,175,237
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,008,935       284,331         33,840       5,259,426
        Preferred stocks                                        140,932         2,567          3,538         139,961
        Common stocks                                            37,847         2,373            823          39,397
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,187,714     $ 289,271     $   38,201     $ 5,438,784
========================================================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                              1999                   1998
-------------------------------------------------------------------------------------------------------------
Net unrealized (losses) gains on available-for-sale securities            $ (399,066)             $  20,136
Net unrealized (losses) gains on separate accounts                            (2,652)                 1,543
Related minority interests                                                     8,672                 (1,786)
Related deferred policy acquisition costs                                    116,725                 17,139
Related present value of future profits of insurance acquired                 16,353                 (3,048)
Related deferred income taxes                                                 96,025                (12,758)
-------------------------------------------------------------------------------------------------------------
      (Decrease) increase in net unrealized gains                           (163,943)                21,226
      Balance, beginning of year                                             106,243                 85,017
-------------------------------------------------------------------------------------------------------------
        Balance, end of year                                              $  (57,700)             $ 106,243
=============================================================================================================

                                                                              1999                   1998
-------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
      Net unrealized (losses) gains on available-for-sale securities      $ (147,996)             $ 251,070
      Net unrealized gains on separate accounts                                3,163                  5,815
      Related minority interests                                                   -                 (8,672)
      Related deferred policy acquisition costs                               39,186                (77,539)
      Related present value of future profits on insurance acquired           14,806                 (1,547)
      Related deferred income taxes                                           33,141                (62,884)
-------------------------------------------------------------------------------------------------------------
        Balance, end of year                                              $  (57,700)             $ 106,243
=============================================================================================================

Net other comprehensive (loss) income for 1999 and 1998 of $(163.9) million and $21.2 million is presented net of reclassifications to net income for gross gains realized during the period of $13.9 million and $9.0 million and net of tax and deferred acquisition cost offsets of $9.4 million and $6.6 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 1999 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        Amortized              Estimated Fair
                                                                           Cost                    Value
--------------------------------------------------------------------------------------------------------------
Due in one year or less                                                $   125,445              $   125,798
Due after one year through five years                                    1,386,200                1,355,240
Due after five years through ten years                                   1,607,586                1,545,609
Due after ten years                                                        858,770                  838,540
Mortgage-backed securities                                               1,112,383                1,077,749

--------------------------------------------------------------------------------------------------------------
            Total                                                      $ 5,090,384              $ 4,942,936
==============================================================================================================

Information relating to available-for-sale debt security sale transactions for the years ended December 31 is shown below (in thousands):

                                                                      1999                     1998
--------------------------------------------------------------------------------------------------------------

Proceeds from sales                                                  $     921,594           $   1,167,190

Gross realized gains                                                 $      40,496           $      22,969
Gross realized losses                                                $      24,312           $      16,578

On January 1, 1999, National Life Group reclassified certain mutual fund investments from an available-for-sale to a trading classification. The cumulative gross unrealized gain reclassified into net investment gains was $0.6 million. For the year ended December 31, 1999, these securities recorded $0.9 million net investment income and $(0.5) million investment losses. Cost of trading securities held at December 31, 1999 was $12.1 million. National Life Group held no securities classified as trading prior to January 1, 1999.

National Life Group periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. National Life receives cash collateral for at least 103% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $115.5 million and $193.5 million at December 31, 1999 and 1998, respectively.

National Life Group also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings because the securities received at the end of the repurchase period are identical to the securities transferred. There were no open transactions at December 31, 1999 or 1998.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                                                 1999                   1998
                                                                         ---------------------- ----------------------
GEOGRAPHIC REGION
-----------------
New England                                                                        5.4%                   3.8%
Middle Atlantic                                                                    9.1                    9.7
East North Central                                                                10.1                    9.3
West North Central                                                                 5.4                    4.5
South Atlantic                                                                    24.7                   25.7
East South Central                                                                 5.6                    5.0
West South Central                                                                10.1                   10.3
Mountain                                                                          15.9                   17.7
Pacific                                                                           13.7                   14.0
----------------------------------------------------------------------------------------------------------------------

            Total                                                                100.0%                 100.0%
======================================================================================================================

PROPERTY TYPE
-------------
Residential                                                                        0.1%                   0.2%
Apartment                                                                         24.6                   24.2
Retail                                                                            11.0                   12.2
Office Building                                                                   34.9                   35.0
Industrial                                                                        26.4                   26.2
Hotel/Motel                                                                        1.8                    0.8
Other Commercial                                                                   1.2                    1.4
----------------------------------------------------------------------------------------------------------------------

            Total                                                                100.0%                 100.0%
======================================================================================================================

Total mortgage loans and real estate
   (in thousands)                                                         $  1,248,959           $  1,174,070
======================================================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                                                 1999                  1998
-----------------------------------------------------------------------------------------------------------------
Unimpaired loans                                                             $ 1,148,526           $ 1,077,637
Impaired loans without valuation allowances                                        6,943                11,757
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                           1,155,469             1,089,394
-----------------------------------------------------------------------------------------------------------------
Impaired loans with valuation allowances                                          10,600                10,244
Related valuation allowances                                                      (3,113)               (1,134)
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                               7,487                 9,110
-----------------------------------------------------------------------------------------------------------------
                        Total                                                $ 1,162,956           $ 1,098,504
=================================================================================================================

Impaired loans:
      Average recorded investment                                            $    19,771           $    27,755
      Interest income recognized                                             $     2,137           $     3,124
      Interest received                                                      $     2,092           $     2,818

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 were as follows (in thousands):

                                                                    1999                1998
===================================================================================================
Additions for impaired loans charged to realized losses            $ 1,993            $  1,564
Impairment losses charged to valuation allowances                        -              (2,217)
Changes to previously established valuation allowances                 (14)             (2,642)
---------------------------------------------------------------------------------------------------
            Increase/decrease in valuation allowances                1,979              (3,295)
            Balance, beginning of year                               1,134               4,429
---------------------------------------------------------------------------------------------------
            Balance, end of year                                   $ 3,113            $  1,134
===================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                                               1999                    1998
------------------------------------------------------------------------------------------------------------------
Debt securities interest                                                    $ 404,195               $ 405,184
Equity securities dividends                                                     2,385                   6,380
Mortgage loan interest                                                         94,258                  90,991
Policy loan interest                                                           46,393                  47,189
Real estate income                                                             11,698                  12,802
Other investment income                                                        29,943                  12,363
------------------------------------------------------------------------------------------------------------------
            Gross investment income                                           588,872                 574,909
            Less: investment expenses                                          23,054                  24,570
------------------------------------------------------------------------------------------------------------------
            Net investment income                                           $ 565,818               $ 550,339
==================================================================================================================

DERIVATIVES


National Life Group purchases over-the-counter options and exchange-traded futures on the Standard & Poor's 500 (S&P 500) index to hedge obligations relating to equity indexed products. When the S&P 500 index increases, increases in the intrinsic value of the options and fair value of futures are offset by increases in equity indexed product account values. When the S&P 500 index decreases, National Life Group's loss is the decrease in the fair value of futures and is limited to the premium paid for the options.

National Life Group purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, National Life Group's loss would be equal to the fair value of the net options held from that counterparty.

The option premium is expensed over the term of the option. Amortization of the option premium is reflected in investment income. Interest credited includes amounts that would be credited on the next policy anniversary based on the S&P 500 index's value at the reporting date, offset by changes in the intrinsic value of options held and changes in the fair value of futures. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date.

The notional amounts and net book value of options and futures at December 31 were as follows (in thousands):

                                                                    1999              1998
------------------------------------------------------------------------------------------------
Notional amounts:
            Options                                              $ 166,858          $  79,754
            Futures                                              $   5,439          $  28,835
================================================================================================

Book values:
Options:     Net amortized cost                                  $  17,800          $   5,514
             Intrinsic value                                        18,894             18,953
------------------------------------------------------------------------------------------------
             Book value                                             36,694             24,467
Futures at fair value                                                  890                463
------------------------------------------------------------------------------------------------
Net book value (included in other invested assets)               $  37,584          $  24,930
================================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):


                                                                1999                                       1998
---------------------------------------------------------------------------------------------------------------------------------
                                                  Carrying Value  Estimated Fair Value      Carrying Value   Estimated Fair Value
---------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                           $   296,468       $   296,468             $   347,949        $   347,949
Available-for-sale debt and equity securities         5,110,272         5,110,272               5,438,784          5,438,784
Trading equity securities                                11,793            11,793                       -                  -
Mortgage loans                                        1,162,956         1,177,342               1,098,504          1,180,630
Policy loans                                            761,235           724,953                 776,363            743,687
Derivatives                                              37,584            35,528                  24,930             28,496

Investment products                                   2,770,295         2,740,443               2,507,012          2,522,940
Debt                                                     76,092            62,615                  78,088             75,141

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

National Life Group reinsures certain risks assumed in the normal course of business. For individual life products, National Life Group generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements.

National Life Group remains liable in the event any reinsurer is unable to meet its assumed obligations. National Life Group regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Transactions between the open and Closed Block (see Notes 11 and 13) have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                                         1999                   1998
-----------------------------------------------------------------------------------------------------------
Insurance premiums:
            Direct premiums                                           $ 439,562             $  453,859
            Reinsurance assumed                                           4,731                    898
            Reinsurance ceded                                           (60,898)               (68,497)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 383,395             $  386,260
===========================================================================================================

Other income:
            Direct                                                    $   6,960             $    3,694
            Reinsurance ceded                                            12,887                 13,577
-----------------------------------------------------------------------------------------------------------
                                                                      $  19,847             $   17,271
===========================================================================================================

Increase in policy liabilities:
            Direct increase in policy liabilities                     $ 129,448             $   94,949
            Reinsurance assumed                                               -                     (4)
            Reinsurance ceded                                           (16,525)                 3,307
-----------------------------------------------------------------------------------------------------------
                                                                      $ 112,923             $   98,252
===========================================================================================================

                                                                         1999                   1998
-----------------------------------------------------------------------------------------------------------
Policy benefits:
            Direct policy benefits                                    $ 393,216              $ 416,919
            Reinsurance assumed                                          (2,479)                 1,286
            Reinsurance ceded                                           (60,403)               (71,426)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 330,334              $ 346,779
===========================================================================================================

Policyholders' dividends:
            Direct policyholders' dividends                           $ 110,793              $ 110,630
            Reinsurance ceded                                            (3,935)                (3,528)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 106,858              $ 107,102
===========================================================================================================


NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                                    1999                  1998
---------------------------------------------------------------------------------------------------
Balance, beginning of year                                       $ 416,733              $ 392,014
  Acquisition costs deferred                                        73,648                 57,318
  Amortization to expense during the year                          (36,791)               (49,738)
  Adjustment to equity during the year                             116,725                 17,139
  Purchase GAAP effect on purchase of LSWNH (Note 12)              (32,188)                     -
---------------------------------------------------------------------------------------------------
Balance, end of year                                             $ 538,127              $ 416,733
===================================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):


                                                                  1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                       Amount                 Rate               Amount                Rate
----------------------------------------------------------------------------------------------------------------------------------
Current                                               $  7,497                                 $  17,144
Deferred                                                 9,883                                   (18,164)
-------------------------------------------------------------------                      --------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================

Expected income taxes                                 $ 29,206               35.0%             $   9,686              35.0%
Differential earnings amount                            (2,058)              (2.5)                (7,953)            (28.7)
Affordable housing tax credit                           (6,509)              (7.8)                (6,638)            (24.0)
Net change in tax reserves                               2,033                2.4                  5,035              18.2
Other, net                                              (5,292)              (6.3)                (1,150)             (4.2)
----------------------------------------------------------------------------------------------------------------------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================
            Effective federal income tax rate                                20.8%                                    (3.7)%
====================================================                =====================                    =====================


National Life Group received net federal income tax refunds of $9.4 million in 1999 and paid federal income taxes of $13.3 million in 1998.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                                                              1999             1998
--------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
    Net unrealized loss on available-for-sale securities                                   $  33,141                -
    Debt and equity securities                                                                15,456                -
    Policy liabilities                                                                       179,008       $  185,294
    Other liabilities and accrued expenses                                                    51,609           67,291
    Other                                                                                        490            4,761
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax assets                                     279,704          257,346
--------------------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
    Deferred policy acquisition costs                                                        125,842          126,380
    Present value of future profits of insurance acquired                                     37,908           17,683
    Net unrealized gain on available-for-sale securities                                           -           62,884
    Debt and equity securities                                                                     -           16,947
    Other                                                                                     14,771           11,911
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax liabilities                                178,521          235,805
--------------------------------------------------------------------------------------------------------------------------

                        Net deferred income tax assets                                     $ 101,183       $   21,541
==========================================================================================================================

Management believes it is more likely than not that National Life Group will realize the benefit of deferred tax assets.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1995 and is currently examining the years 1996 - 1998. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

National Life sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by National Life's Benefits Committee and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation near retirement. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory defined supplemental benefit plan for certain executives. These non-qualified defined benefit pension plans are not funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life Group pays for plan benefits on a current basis. The cost of these benefits is recognized as earned.

During 1997, National Life offered enhanced pension and postretirement benefits to employees meeting certain defined eligibility requirements. The program resulted in special termination benefits for the expected present value of the enhancements to benefits, curtailment gains for reductions in the pension benefit obligations relating to assumed increases in future compensation levels and settlement gains for the pro-rata recognition of actuarial gains on lump sum settlements of pension benefit obligations. Some of the plan participants elected to defer their lump sum payouts until 1998, which also deferred recognition of the related settlement gain until 1998.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                       Pension Benefits                     Other Benefits
                                                            ----------------------------------------------------------------------
                                                                     1999              1998              1999             1998
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year                           $ 189,524         $ 162,986         $ 27,883          $ 24,759
  Service cost (benefits earned during the current period)            4,194             2,849              581               547
  Interest cost on benefit obligation                                12,260            11,430            1,876             1,699
  Actuarial (gains) losses                                          (26,832)           34,444           (3,937)            1,939
  Benefits paid                                                     (12,002)          (22,185)          (1,170)           (1,061)
----------------------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year                                 $ 167,144         $ 189,524         $ 25,233          $ 27,883
==================================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                                  $ 100,045         $ 108,884
  Actual return on plan assets                                        9,952             7,200
  Benefits paid                                                      (5,747)          (16,039)
------------------------------------------------------------------------------------------------
  Plan assets, end of year                                        $ 104,250         $ 100,045
================================================================================================


                                                                     Pension Benefits                     Other Benefits
                                                          ---------------------------------------------------------------------
                                                                   1999              1998              1999            1998
-------------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Benefit obligation                                            $ 167,144         $ 189,524         $ 25,233       $ 27,883
  Plan assets                                                    (104,250)         (100,045)
-------------------------------------------------------------------------------------------------------------------------------
       Benefit obligation in excess of plan assets                 62,894            89,479           25,233         27,883
  Unrecognized actuarial gains (losses)                            18,309           (11,259)           6,397          2,526
  Unrecognized prior service cost                                                                     (1,080)        (1,152)
                                                          ---------------------------------------------------------------------
       Accrued benefit cost at September 30                        81,203            78,220           30,550         29,257
              Payments subsequent to measurement date              (1,638)           (1,518)
-------------------------------------------------------------------------------------------------------------------------------
       Accrued benefit cost at December 31                      $  79,565         $  76,702         $ 30,550       $ 29,257
===============================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                     Pension Benefits                   Other Benefits
                                                          -------------------------------------------------------------------
                                                                   1999             1998             1999            1998
-----------------------------------------------------------------------------------------------------------------------------
Service cost (benefits earned during the current period)         $  4,194         $  2,849        $    581        $    547
Interest cost on benefit obligation                                12,260           11,430           1,876           1,699
Expected return on plan assets                                     (8,745)          (9,078)
Net amortization and deferrals                                        281           (1,167)            (66)            (83)
Amortization of prior service cost                                                                      72              72
Settlement gains from 1997 early retirement program                                 (3,131)
-----------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                      $  7,990         $    903         $ 2,463         $ 2,235
=============================================================================================================================

The total projected benefit obligation for non-qualified defined benefit pension plans was $70.9 million and $81.4 million at December 31, 1999 and 1998, respectively. The total accumulated benefit obligation (APBO) for these plans was $67.7 million and $75.2 million at December 31, 1999 and 1998, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                                               Pension Benefits                     Other Benefits
                                                     --------------------------------------------------------------------
                                                           1999               1998              1999             1998
-------------------------------------------------------------------------------------------------------------------------
Discount rate                                              7.75%              6.75%             7.75%            6.75%
Rate of increase in future compensation levels             6.00%              5.00%
Expected long term return on plan assets                   9.00%              9.00%

Health care cost trend rates grade to 5% in year 2000 and remain level thereafter. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.4 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $2.0 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life Group uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life provides employee savings and 401(k) plans where up to 3% of an employee's compensation may be invested by the employee in either plan with matching funds contributed by the company. Employees below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Additional employee voluntary contributions may be made to the plans up to a set maximum. Vesting and withdrawal privilege schedules are attached to the Company's contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds sponsored by an affiliate of National Life. Total annual contributions can not exceed certain limits that vary based on total agent compensation. No National Life contributions are made to the plan.

Life Insurance Company of the Southwest (LSW), an indirectly held wholly-owned subsidiary of National Life, provides a 401(k) to its employees. Additional voluntary employee contributions may be made to the plan subject to certain limits. LSW's contributions to these plans generally vest within two years.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                       1999                    1998
---------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                  $ 69,692               $ 69,688
       $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of
       Banking, Insurance, Securities and Health Care Administration.

6.57% Term Note:                                                                         6,400                  8,400
       $6.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is secured by subsidiary stock, includes certain restrictive covenants and requires annual payments of principal (see below).

---------------------------------------------------------------------------------------------------------------------------
       Total debt                                                                     $ 76,092               $ 78,088
===========================================================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):


       2000                                  2,000
       2001                                  2,000
       2002                                  2,400
       2003                                      -
       2004                                      -

Interest paid was $6.3 million and $6.2 million in 1999 and 1998, respectively.

NOTE 9 - CONTINGENCIES

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members may instead pursue alternative dispute resolution according to predetermined guidelines. Qualifying members may also opt out of the class action and pursue litigation separately against National Life. Most of the alternative dispute resolution cases were settled by December 31, 1999. Management believes that while the ultimate cost of this litigation (including those opting out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on National Life's financial position.

In late 1999, two lawsuits were filed against National Life and the State of Vermont in Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life Group's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life Group's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133), which establishes accounting and reporting standards for derivative instruments. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. The statement was originally effective for fiscal years beginning after June 15, 1999. In June, 1999 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 (FAS 137). FAS 137 requires the application of FAS 133 for fiscal years beginning after June 15, 2000. National Life Group is currently assessing the impact of the adoption of FAS 133.

NOTE 11 - CLOSED BLOCK

Included within the financial statement categories in the 1999 Consolidated Statement of Operations and Comprehensive Income is a net pre-tax contribution from the Closed Block of $24.4 million. The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure (see Note 13). Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 1999 and for the year then ended is as follows (in thousands):

                                                                                                                       1999
---------------------------------------------------------------------------------------------------------------------------------

ASSETS:
  Cash and cash equivalents                                                                                         $  122,982
  Available-for-sale debt securities (amortized cost of $1,800.1 million)                                            1,771,494
  Mortgage loans                                                                                                       380,986
  Policy loans                                                                                                         640,490
  Accrued investment income                                                                                             53,387
  Premiums and fees receivable                                                                                          18,864
  Deferred policy acquisition costs                                                                                    312,588
  Other assets                                                                                                         123,690
---------------------------------------------------------------------------------------------------------------------------------

     Total assets                                                                                                   $3,424,481
=================================================================================================================================

LIABILITIES:
  Policy liabilities and accruals                                                                                   $3,629,560
  Other liabilities                                                                                                     69,186
---------------------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                                              $3,698,746
=================================================================================================================================

                                                                                                                       1999
---------------------------------------------------------------------------------------------------------------------------------

REVENUES:
 Premiums and other income                                                                                          $  325,445
 Net investment income                                                                                                 216,432
 Realized investment gain                                                                                                8,720
---------------------------------------------------------------------------------------------------------------------------------

   Total revenues                                                                                                      550,597
---------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                                                         66,324
 Policy benefits                                                                                                       283,598
 Policyholders' dividends                                                                                              107,941
 Interest credited to policyholders' accounts                                                                           13,294
 Operating expenses                                                                                                     17,407
 Policy acquisition expenses, net                                                                                       37,662
---------------------------------------------------------------------------------------------------------------------------------

   Total benefits and expenses                                                                                         526,226
---------------------------------------------------------------------------------------------------------------------------------

Pre-tax contribution from the Closed Block                                                                          $   24,371
=================================================================================================================================

There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 1999. Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 12 - ACQUISITION

On July 2, 1999, National Life Group acquired the outstanding one-third interest in LSW National Holdings, Inc., (LSWNH) the parent of Dallas, Texas-based Life Insurance Company of the Southwest (LSW), a financial services company specializing in the sale of annuities. National Life Group had previously purchased a two-thirds interest in the company in February, 1996.

The purchase price was $61.6 million in cash. Purchasing the remaining one-third interest eliminated the ongoing provision for minority interests for the last six months of 1999. The effect of the cash purchase on the consolidated financial statements was to reduce minority interests by $39.7 million and record net purchase GAAP adjustments of $21.9 million, which included intangible assets for the present value of future profits of insurance acquired of $59.4 million and goodwill of $3.0 million.

Had the one-third purchase been made at January 1, 1998, pro-forma consolidated net income would have increased by about $3.1 million and $2.2 million in 1999 and 1998, respectively. These pro-forma consolidated results are not necessarily indicative of the actual results which might have occurred had National Life Group owned all of LSWNH since that date. (unaudited)

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. National Life Holding Company currently owns all the outstanding shares of NLV Financial, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. National Life Holding Company currently has no other assets, liabilities or operations other than that related to its ownership of NLV Financial's outstanding stock. Similarly, NLV Financial currently has no other assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, National Life Holding Company must always hold a majority of the voting shares of NLV Financial.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the "Commissioner").

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLV Financial as a transfer from retained earnings. There were no dividends paid or declared in 1999 by National Life. Dividends declared by National Life in excess of ten percent of statutory surplus (see Note 14 for statutory information) require pre-approval by the Commissioner.

NOTE 14 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life's statutory surplus to GAAP equity at December 31 and statutory net income to GAAP net income for the years ended December 31 were as follows (in thousands):

                                                       1999                                            1998
                                      --------------------------------------------------------------------------------------
                                         Surplus/                                         Surplus/
                                          Equity                 Net Income                Equity                Net Income
----------------------------------------------------------------------------------------------------------------------------
Statutory surplus/net income           $  408,086                 $ 25,923              $  373,063               $  67,841

Asset valuation reserve                    79,207                                           69,994
Interest maintenance reserve               58,507                    5,681                  52,826                  (4,114)
Surplus notes                             (70,716)                                         (70,700)
Non-admitted assets                         2,101                                           17,033
Investments                                30,149                    5,916                     650                  (4,471)
Deferred policy acquisition costs         445,704                   17,250                 428,453                  (9,479)
Deferred income taxes                      45,587                   (3,837)                 74,132                  15,555
Policy liabilities                       (202,061)                  10,063                (203,832)                 (6,476)
Policyholders' dividends                   67,494                    3,289                  64,205                     529
Benefit plans                             (29,475)                  (1,571)                (27,904)                  6,730
Sales remediation costs                                                                                            (40,575)
Other comprehensive income, net           (57,700)                                         106,243
Other changes, net                         (1,895)                  (6,086)                 (1,860)                 (5,352)
----------------------------------------------------------------------------------------------------------------------------

GAAP equity/net income                 $  774,988                 $ 56,628              $  882,303               $  20,188
============================================================================================================================

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC has recommended an effective date of January 1, 2001. The Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes current promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration has adopted Codification effective January 1, 2001. The Department may make changes to the promulgated guidance prior to the effective date. National Life has not estimated the potential effect of the Codification guidance on its reported results.

                         NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 1999 AND 1998

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]




                        Report of Independent Accountants





To the Board of Directors and Stockholder of National Life Insurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, changes in equity, and cash flows present fairly, in all material respects, the financial position of National Life Insurance Company and its subsidiaries (National
Life) at December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


As discussed in Note 13 to the financial statements, on January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Members' voting and liquidation rights in National Life were transferred to National Life Holding Company, the upstream parent of National Life, as part of this reorganization.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 10, 2000

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                       1999              1998
----------------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                     $    173,485     $     347,949
  Available-for-sale debt and equity securities                                    3,338,777         5,438,784
  Trading equity securities                                                           11,793                 -
  Mortgage loans                                                                     781,970         1,098,504
  Policy loans                                                                       120,745           776,363
  Real estate investments                                                             86,003            75,566
  Other invested assets                                                              151,044           113,696
----------------------------------------------------------------------------------------------------------------
     Total cash and invested assets                                                4,663,817         7,850,862

  Deferred policy acquisition costs                                                  225,539           416,733
  Accrued investment income                                                           64,886           119,249
  Premiums and fees receivable                                                         3,168            21,044
  Deferred income taxes                                                               49,989            21,541
  Amounts recoverable from reinsurers                                                302,607           253,651
  Present value of future profits of insurance acquired                              113,851            45,539
  Property and equipment, net                                                         45,609            59,503
  Other assets                                                                        57,507           133,702
  Closed block assets                                                              3,424,481                 -
  Separate account assets                                                            404,030           283,948
----------------------------------------------------------------------------------------------------------------
     Total assets                                                               $  9,355,484     $   9,205,772
================================================================================================================
LIABILITIES:
  Policy benefit liabilities                                                    $    731,006     $   3,907,114
  Policyholders' accounts                                                          3,258,761         3,348,132
  Policyholders' deposits                                                             42,468            38,520
  Policy claims payable                                                               16,419            31,900
  Policyholders' dividends                                                               325            54,757
  Amounts payable to reinsurers                                                       19,213            35,481
  Collateral held on loaned securities                                                48,375           193,491
  Other liabilities and accrued expenses                                             275,893           307,036
  Debt                                                                                76,092            78,088
  Closed block liabilities                                                         3,698,746                 -
  Separate account liabilities                                                       400,867           264,421
----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                             8,568,165         8,258,940
----------------------------------------------------------------------------------------------------------------
MINORITY INTERESTS                                                                    12,331            64,529

STOCKHOLDER'S EQUITY:
  Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
    shares issued and outstanding)                                                     2,500                 -
  Additional paid in capital                                                           5,000                 -
  Retained earnings                                                                  825,188           776,060
  Accumulated other comprehensive (loss) income                                      (57,700)          106,243
----------------------------------------------------------------------------------------------------------------
     Total stockholder's equity                                                      774,988           882,303
----------------------------------------------------------------------------------------------------------------
     Total liabilities, minority interests and equity                           $  9,355,484     $   9,205,772
================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                      1999               1998
----------------------------------------------------------------------------------------------------------------

REVENUES:
 Insurance premiums                                                             $   57,950       $     386,260
 Policy and contract charges                                                        54,624              48,463
 Net investment income                                                             349,385             550,339
 Net investment (losses) gains                                                      (5,580)              8,450
 Mutual fund commission and fee income                                              56,232              49,670
 Closed block income                                                                24,371                   -
 Other income                                                                       19,862              17,271
----------------------------------------------------------------------------------------------------------------

   Total revenue                                                                   556,844           1,060,453
----------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                     46,599              98,252
 Policy benefits                                                                    46,736             346,779
 Policyholders' dividends                                                           (1,083)            107,102
 Interest credited to policyholders' accounts                                      194,442             208,505
 Operating expenses                                                                147,505             141,242
 Sales practice remediation costs                                                        -              40,575
 Net deferral of policy acquisition costs                                           39,201              90,323
----------------------------------------------------------------------------------------------------------------

   Total benefits and expenses                                                     473,400           1,032,778
----------------------------------------------------------------------------------------------------------------

Income before income taxes and minority interests                                   83,444              27,675

  Income tax expense (benefit)                                                      17,380              (1,020)
----------------------------------------------------------------------------------------------------------------

Income before minority interests                                                    66,064              28,695

  Minority interests                                                                 9,436               8,507
----------------------------------------------------------------------------------------------------------------

NET INCOME                                                                          56,628              20,188

OTHER COMPREHENSIVE (LOSS) INCOME, NET
  Unrealized (losses) gains on securities, net                                    (163,943)             21,226
----------------------------------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE (LOSS) INCOME                                               $ (107,315)      $      41,414
================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                        1999             1998
----------------------------------------------------------------------------------------------------------------

COMMON STOCK:
  Balance at January 1                                                            $        -       $         -
    2.5 million shares at $1 par issued via equity transfer from retained
     earnings pursuant to mutual holding company reorganization                        2,500                 -
----------------------------------------------------------------------------------------------------------------

      Balance at December 31                                                      $    2,500       $         -
================================================================================================================

ADDITIONAL PAID IN CAPITAL:
  Balance at January 1                                                            $        -       $         -
   Capital contributed via equity transfer from retained earnings
     pursuant to mutual holding company reorganization                                 5,000                 -
----------------------------------------------------------------------------------------------------------------

      Balance at December 31                                                      $    5,000       $         -
================================================================================================================

RETAINED EARNINGS:
  Balance at January 1                                                            $  776,060       $   755,872
   Transfer to common stock pursuant to mutual holding company
     reorganization                                                                   (2,500)
    Transfer to additional paid in capital pursuant to mutual holding company
     reorganization                                                                   (5,000)
      Net income                                                                      56,628            20,188
----------------------------------------------------------------------------------------------------------------

       Balance at December 31                                                     $  825,188       $   776,060
================================================================================================================

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME:
  Balance at January 1                                                            $  106,243       $    85,017
  Unrealized (losses) gains on available-for-sale securities, net                   (163,943)           21,226
----------------------------------------------------------------------------------------------------------------

    Balance at December 31                                                        $  (57,700)      $   106,243
================================================================================================================

TOTAL STOCKHOLDER'S EQUITY:
  Balance at December 31                                                          $  774,988       $   882,303
================================================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                          1999           1998
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                        $     56,628     $    20,188

Adjustments to reconcile net income to net cash provided by operations:
   Change in:
      Accrued investment income                                                            (67)          6,541
      Policy liabilities                                                                (7,845)         87,367
      Deferred policy acquisition costs                                                (59,780)         (7,580)
      Policyholders' dividends                                                           2,589           1,362
      Deferred income taxes                                                             21,134         (13,330)
   Net realized investment gains                                                         5,580          (8,450)
   Depreciation                                                                          7,339           6,977
   Other                                                                                 9,463          12,714
-------------------------------------------------------------------------------------------------------------------

     Net cash provided by operating activities                                          35,041         105,789
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                      1,063,475       2,020,526
  Cost of available-for-sale investments acquired                                   (1,241,086)     (2,236,001)
  Acquisition of remaining interest in LSWNH, Inc.                                     (61,632)              -
  Other                                                                                  2,648          14,656
-------------------------------------------------------------------------------------------------------------------

     Net cash used by investing activities                                            (236,595)       (200,819)
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits, including interest credited                                 558,115         563,606
  Policyholders' withdrawals, including policy charges                                (379,233)       (452,184)
  Net decrease in borrowings under repurchase agreements                                     -        (234,570)
  Net (decrease) increase in securities lending liabilities                           (126,342)        173,726
  Other                                                                                   (906)         20,221
-------------------------------------------------------------------------------------------------------------------

    Net cash provided by financing activities                                           51,634          70,799
-------------------------------------------------------------------------------------------------------------------

CLOSED BLOCK ACTIVITY, NET                                                             (24,544)              -
-------------------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                             (174,464)        (24,231)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                                    347,949         372,180
-------------------------------------------------------------------------------------------------------------------

  End of year                                                                     $    173,485     $   347,949
===================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administration services. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". The Company employs about 900 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp, which is the wholly-owned subsidiary of National Life Holding Company. See Note 13 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive fringe benefit plans, and asset management. Insurance and annuity products are primarily distributed through about 32 general agencies in major metropolitan areas, a system of managing general agents, and independent brokers throughout the United States. The Company has in excess of 300,000 policyholders and through its member companies is licensed to do business in all 50 states and the District of Columbia. About 26% of the Company's total collected premiums and deposits are from residents of New York and California.

Members of the Company also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.1 billion of net assets represent fourteen mutual funds managed on behalf of about 117,000 individual, corporate and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States (GAAP).

The consolidated financial statements include the accounts of National Life and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated fair value. Investments in joint ventures and limited partnerships are generally carried at cost.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, income taxes and minority interests. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

GOODWILL

Goodwill is amortized over 20 years using the straight line method and is periodically evaluated for recoverability.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method, with assumptions for interest, mortality, morbidity, withdrawals and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and investment-type annuities represent amounts that inure to the benefit of the policyholders (before surrender charges).

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See additional information below on dividends on contracts within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

National Life Holding Company will file a consolidated tax return for the tax year ended December 31, 1999. The income tax return will include all members within the Company except Life Insurance Company of the Southwest (LSW) and Insurance Investors Life Insurance Company (IIL). LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests at December 31, 1999 represent minority partners interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests within the consolidated financial statements.

CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. This Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. See Note 11 for additional information on the Closed Block's financial position and results of operations.

NOTE 3 - INVESTMENTS

DEBT AND EQUITY SECURITIES

The amortized cost and estimated fair values of available-for-sale debt and equity securities at December 31 were as follows (in thousands):

                                                                               Gross         Gross
                                                             Amortized      Unrealized    Unrealized    Estimated Fair
                              1999                              Cost           Gains         Losses         Value
------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity securities:
        U.S. government obligations                        $    185,524     $    2,768   $   14,925      $   173,367
        Government agencies, authorities
               and subdivisions                                  61,524          1,095        2,035           60,584
        Public utilities                                        295,172          8,447       15,371          288,248
        Corporate                                             1,611,713          9,845       70,987        1,550,571
        Private placements                                      449,531          2,763       20,307          431,987
        Mortgage-backed securities                              686,868            656       20,840          666,684
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         3,290,332         25,574      144,465        3,171,441
        Preferred stocks                                        134,852          2,708        8,109          129,451
        Common stocks                                            33,032          7,169        2,316           37,885
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity securities           $  3,458,216     $   35,451   $  154,890      $ 3,338,777
========================================================================================================================

                              1998
-----------------------------------------------------------------------------------------------------------------------
AFS debt and equity securities:
        U.S. government obligations                        $    315,567     $   17,710   $    1,024      $   332,253
        Government agencies, authorities
          and subdivisions                                      124,411         13,626           29          138,008
        Public utilities                                        392,211         21,944          678          413,477
        Corporate                                             2,368,814        152,991       18,249        2,503,556
        Private placements                                      670,467         36,929       10,501          696,895
        Mortgage-backed securities                            1,137,465         41,131        3,359        1,175,237
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,008,935        284,331       33,840        5,259,426
        Preferred stocks                                        140,932          2,567        3,538          139,961
        Common stocks                                            37,847          2,373          823           39,397
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,187,714     $  289,271   $   38,201      $ 5,438,784
========================================================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                                        1999                  1998
-----------------------------------------------------------------------------------------------------------------------
Net unrealized (losses) gains on available-for-sale securities                     $  (399,066)             $  20,136
Net unrealized (losses) gains on separate accounts                                      (2,652)                 1,543
Related minority interests                                                               8,672                 (1,786)
Related deferred policy acquisition costs                                              116,725                 17,139
Related present value of future profits of insurance acquired                           16,353                 (3,048)
Related deferred income taxes                                                           96,025                (12,758)
-----------------------------------------------------------------------------------------------------------------------
      (Decrease) increase in net unrealized gains                                     (163,943)                21,226
      Balance, beginning of year                                                       106,243                 85,017
-----------------------------------------------------------------------------------------------------------------------
        Balance, end of year                                                       $   (57,700)             $ 106,243
=======================================================================================================================

                                                                                        1999                  1998
-----------------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
      Net unrealized (losses) gains on available-for-sale securities               $  (147,996)             $ 251,070
      Net unrealized gains on separate accounts                                          3,163                  5,815
      Related minority interests                                                             -                 (8,672)
      Related deferred policy acquisition costs                                         39,186                (77,539)
      Related present value of future profits on insurance acquired                     14,806                 (1,547)
      Related deferred income taxes                                                     33,141                (62,884)
-----------------------------------------------------------------------------------------------------------------------
        Balance, end of year                                                       $   (57,700)             $ 106,243
=======================================================================================================================

Net other comprehensive (loss) income for 1999 and 1998 of $(163.9) million and $21.2 million is presented net of reclassifications to net income for gross gains realized during the period of $13.9 million and $9.0 million and net of tax and deferred acquisition cost offsets of $9.4 million and $6.6 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 1999 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                         Amortized              Estimated Fair
                                                                            Cost                    Value
--------------------------------------------------------------------------------------------------------------
Due in one year or less                                                 $   93,726                 $ 93,678
Due after one year through five years                                    1,035,774                1,003,721
Due after five years through ten years                                   1,043,650                  997,356
Due after ten years                                                        430,312                  410,002
Mortgage-backed securities                                                 686,870                  666,684
--------------------------------------------------------------------------------------------------------------
            Total                                                     $  3,290,332             $  3,171,441
==============================================================================================================

Information relating to available-for-sale debt security sale transactions for the years ended December 31 is shown below (in thousands):

                                                                       1999                  1998
--------------------------------------------------------------------------------------------------------

Proceeds from sales                                                  $ 604,226           $ 1,167,190

Gross realized gains                                                 $  25,885           $    22,969
Gross realized losses                                                $  17,247           $    16,578

On January 1, 1999, National Life Group reclassified certain mutual fund investments from an available-for-sale to a trading classification. The cumulative gross unrealized gain reclassified into net investment gains was $0.6 million. For the year ended December 31, 1999, these securities recorded $0.9 million net investment income and $(0.5) million investment losses. Cost of trading securities held at December 31, 1999 was $12.1 million. National Life Group held no securities classified as trading prior to January 1, 1999.

National Life Group periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. National Life receives cash collateral for at least 103% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents and closed block assets) and the corresponding liability for collateral held (closed block portion included in closed block liabilities) were $115.5 million and $193.5 million at December 31, 1999 and 1998, respectively.

National Life Group also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings because the securities received at the end of the repurchase period are identical to the securities transferred. There were no open transactions at December 31, 1999 or 1998.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:


                                                                               1999                  1998
                                                                      ---------------------------------------------
GEOGRAPHIC REGION
-----------------
New England                                                                     4.3%                   3.8%
Middle Atlantic                                                                10.7                    9.7
East North Central                                                              8.7                    9.3
West North Central                                                              2.8                    4.5
South Atlantic                                                                 24.1                   25.7
East South Central                                                              7.0                    5.0
West South Central                                                             12.9                   10.3
Mountain                                                                       15.1                   17.7
Pacific                                                                        14.4                   14.0
-------------------------------------------------------------------------------------------------------------------

            Total                                                             100.0%                 100.0%
===================================================================================================================

PROPERTY TYPE
-------------
Residential                                                                     0.1%                   0.2%
Apartment                                                                      19.7                   24.2
Retail                                                                          9.5                   12.2
Office Building                                                                37.4                   35.0
Industrial                                                                     29.4                   26.2
Hotel/Motel                                                                     2.6                    0.8
Other Commercial                                                                1.3                    1.4
-------------------------------------------------------------------------------------------------------------------

            Total                                                             100.0%                 100.0%
===================================================================================================================

Total mortgage loans and real estate
   (in thousands)                                                        $  867,973           $  1,174,070
===================================================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                                                 1999                  1998
-----------------------------------------------------------------------------------------------------------------
Unimpaired loans                                                             $   767,540           $ 1,077,637
Impaired loans without valuation allowances                                        6,943                11,757
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                             774,483             1,089,394
-----------------------------------------------------------------------------------------------------------------
Impaired loans with valuation allowances                                          10,600                10,244
Related valuation allowances                                                      (3,113)               (1,134)
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                               7,487                 9,110
-----------------------------------------------------------------------------------------------------------------
                        Total                                                $   781,970           $ 1,098,504
=================================================================================================================

Impaired loans:
      Average recorded investment                                            $    19,771           $    27,755
      Interest income recognized                                             $     2,137           $     3,124
      Interest received                                                      $     2,092           $     2,818

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 were as follows (in thousands):

                                                                             1999               1998
============================================================================================================
Additions for impaired loans charged to realized losses                     $ 1,993            $  1,564
Impairment losses charged to valuation allowances                                 -              (2,217)
Changes to previously established valuation allowances                          (14)             (2,642)
------------------------------------------------------------------------------------------------------------
            Increase/decrease in valuation allowances                         1,979              (3,295)
            Balance, beginning of year                                        1,134               4,429
------------------------------------------------------------------------------------------------------------
            Balance, end of year                                            $ 3,113            $  1,134
============================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):


                                                                           1999                  1998
------------------------------------------------------------------------------------------------------------
Debt securities interest                                               $  255,721            $  405,184
Equity securities dividends                                                 2,385                 6,380
Mortgage loan interest                                                     63,196                90,991
Policy loan interest                                                        6,426                47,189
Real estate income                                                         11,698                12,802
Other investment income                                                    29,915                12,363
------------------------------------------------------------------------------------------------------------
            Gross investment income                                       369,341               574,909
            Less: investment expenses                                      19,956                24,570
------------------------------------------------------------------------------------------------------------
            Net investment income                                      $  349,385            $  550,339
============================================================================================================

DERIVATIVES

The Company purchases over-the-counter options and exchange-traded futures on the Standard & Poor's 500 (S&P 500) Index to hedge obligations relating to equity indexed products. When the S&P 500 Index increases, increases in the intrinsic value of the options and fair value of futures are offset by increases in equity indexed product account values. When the S&P 500 Index decreases, the Company's loss is the decrease in the fair value of futures and is limited to the premium paid for the options.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The option premium is expensed over the term of the option. Amortization of the option premium is reflected in investment income. Interest credited includes amounts that would be credited on the next policy anniversary based on the S&P 500 Index's value at the reporting date, offset by changes in the intrinsic value of options held and changes in the fair value of futures. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date.

The notional amounts and net book value of options and futures at December 31 were as follows (in thousands):

                                                                             1999                1998
--------------------------------------------------------------------------------------------------------------
Notional amounts:
            Options                                                          $ 166,858            $  79,754
            Futures                                                          $   5,439            $  28,835
==============================================================================================================

Book values:
Options:       Net amortized cost                                            $  17,800            $   5,514
               Intrinsic value                                                  18,894               18,953
--------------------------------------------------------------------------------------------------------------
               Book value                                                       36,694               24,467
Futures at fair value                                                              890                  463
--------------------------------------------------------------------------------------------------------------
Net book value (included in other invested assets)                           $  37,584            $  24,930
==============================================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                                1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                 Carrying Value     Estimated Fair Value    Carrying Value    Estimated Fair Value
----------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents                          $   173,485           $  173,485          $   347,949           $   347,949
Available-for-sale debt and equity securities        3,338,777            3,338,777            5,438,784             5,438,784
Trading equity securities                               11,793               11,793                    -                     -
Mortgage loans                                         781,970              790,190            1,098,504             1,180,630
Policy loans                                           120,745              115,330              776,363               743,687
Derivatives                                             37,584               35,528               24,930                28,496

Investment products                                  2,600,657            2,578,402            2,507,012             2,522,940
Debt                                                    76,092               62,615               78,088                75,141

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products, The Company generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.
,
Transactions between the open and Closed Block (see Notes 11 and 13) have been excluded from the following schedule. Reinsurance flows with outside parties remain within the open block.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):


                                                                         1999                    1998
---------------------------------------------------------------------------------------------------------------
Insurance premiums:
            Direct premiums                                              $ 114,117             $   453,859
            Reinsurance assumed                                              4,731                     898
            Reinsurance ceded                                              (60,898)                (68,497)
---------------------------------------------------------------------------------------------------------------
                                                                         $  57,950             $   386,260
===============================================================================================================

Other income:
            Direct                                                       $   6,975             $     3,694
            Reinsurance ceded                                               12,887                  13,577
---------------------------------------------------------------------------------------------------------------
                                                                         $  19,862             $    17,271
===============================================================================================================

                                                                          1999                     1998
---------------------------------------------------------------------------------------------------------------
Increase in policy liabilities:
            Direct increase in policy liabilities                      $    63,124              $   94,949
            Reinsurance assumed                                                  -                      (4)
            Reinsurance ceded                                              (16,525)                  3,307
---------------------------------------------------------------------------------------------------------------
                                                                       $    46,599              $   98,252
===============================================================================================================
Policy benefits:
            Direct policy benefits                                     $   109,618              $  416,919
            Reinsurance assumed                                             (2,479)                  1,286
            Reinsurance ceded                                              (60,403)                (71,426)
---------------------------------------------------------------------------------------------------------------
                                                                       $    46,736              $  346,779
===============================================================================================================

Policyholders' dividends:
            Direct policyholders' dividends                            $     2,852              $  110,630
            Reinsurance ceded                                               (3,935)                 (3,528)
---------------------------------------------------------------------------------------------------------------
                                                                       $    (1,083)             $  107,102
===============================================================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                               1999                   1998
----------------------------------------------------------------------------------------------
Balance, beginning of year                                  $ 416,733              $ 392,014
  Acquisition costs deferred                                   73,648                 57,318
  Amortization to expense during the year                     (36,791)               (49,738)
  Adjustment to equity during the year                        116,725                 17,139
  Included in Closed Block assets                            (312,588)                     -
  Purchase GAAP effect on purchase of LSWNH (Note 12)         (32,188)                     -
----------------------------------------------------------------------------------------------
Balance, end of year                                        $ 225,539              $ 416,733
==============================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):

                                                                  1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                       Amount                 Rate               Amount                Rate
----------------------------------------------------------------------------------------------------------------------------------
Current                                               $  7,497                                 $  17,144
Deferred                                                 9,883                                   (18,164)
-------------------------------------------------------------------                      --------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================

Expected income taxes                                 $ 29,206               35.0%             $   9,686              35.0%
Differential earnings amount                            (2,058)              (2.5)                (7,953)            (28.7)
Affordable housing tax credit                           (6,509)              (7.8)                (6,638)            (24.0)
Net change in tax reserves                               2,033                2.4                  5,035              18.2
Other, net                                              (5,292)              (6.3)                (1,150)             (4.2)
----------------------------------------------------------------------------------------------------------------------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================
            Effective federal income tax rate                                20.8%                                    (3.7)%
====================================================                =====================                    =====================

The Company received net federal income tax refunds of $9.4 million in 1999 and paid federal income taxes of $13.3 million in 1998.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                                                         1999                1998
--------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
    Net unrealized loss on available-for-sale securities                                $  29,383                   -
    Debt and equity securities                                                             17,419                   -
    Policy liabilities                                                                     32,408          $  185,294
    Other liabilities and accrued expenses                                                 51,609              67,291
    Other                                                                                     490               4,761
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax assets                                  131,309             257,346
--------------------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
    Deferred policy acquisition costs                                                      28,635             126,380
    Present value of future profits of insurance acquired                                  37,908              17,683
    Net unrealized gain on available-for-sale securities                                        -              62,884
    Debt and equity securities                                                                  -              16,947
    Other                                                                                  14,777              11,911
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax liabilities                              81,320             235,805
--------------------------------------------------------------------------------------------------------------------------

                        Net deferred income tax assets                                  $  49,989          $   21,541
==========================================================================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1995 and is currently examining the years 1996 - 1998. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

National Life sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by National Life's Benefits Committee and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation near retirement. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory defined supplemental benefit plan for certain executives. These non-qualified defined benefit pension plans are not funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life Group pays for plan benefits on a current basis. The cost of these benefits is recognized as earned.

During 1997, National Life offered enhanced pension and postretirement benefits to employees meeting certain defined eligibility requirements. The program resulted in special termination benefits for the expected present value of the enhancements to benefits, curtailment gains for reductions in the pension benefit obligations relating to assumed increases in future compensation levels and settlement gains for the pro-rata recognition of actuarial gains on lump sum settlements of pension benefit obligations. Some of the plan participants elected to defer their lump sum payouts until 1998, which also deferred recognition of the related settlement gain until 1998.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                      Pension Benefits                     Other Benefits
                                                                -----------------------------------------------------------------
                                                                    1999              1998              1999             1998
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year                          $ 189,524         $ 162,986         $ 27,883          $ 24,759
  Service cost (benefits earned during the current period)           4,194             2,849              581               547
  Interest cost on benefit obligation                               12,260            11,430            1,876             1,699
  Actuarial (gains) losses                                         (26,832)           34,444           (3,937)            1,939
  Benefits paid                                                    (12,002)          (22,185)          (1,170)           (1,061)
---------------------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year                                $ 167,144         $ 189,524         $ 25,233          $ 27,883
=================================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                                 $ 100,045         $ 108,884
  Actual return on plan assets                                       9,952             7,200
  Benefits paid                                                     (5,747)          (16,039)
-----------------------------------------------------------------------------------------------
  Plan assets, end of year                                       $ 104,250         $ 100,045
===============================================================================================


                                                                    Pension Benefits                    Other Benefits
                                                        ----------------------------------------------------------------------
                                                                 1999              1998              1999             1998
------------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Benefit obligation                                          $ 167,144         $ 189,524         $ 25,233        $ 27,883
  Plan assets                                                  (104,250)         (100,045)
------------------------------------------------------------------------------------------------------------------------------
       Benefit obligation in excess of plan assets               62,894            89,479           25,233          27,883
  Unrecognized actuarial gains (losses)                          18,309           (11,259)           6,397           2,526
  Unrecognized prior service cost                                                                   (1,080)         (1,152)
                                                        ----------------------------------------------------------------------
        Accrued benefit cost at September 30                     81,203            78,220           30,550          29,257
              Payments subsequent to measurement date            (1,638)           (1,518)
------------------------------------------------------------------------------------------------------------------------------
       Accrued benefit cost at December 31                    $  79,565         $  76,702         $ 30,550        $ 29,257
==============================================================================================================================


The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                      Pension Benefits                 Other Benefits
                                                             ----------------------------------------------------------------
                                                                   1999              1998           1999            1998
-----------------------------------------------------------------------------------------------------------------------------
Service cost (benefits earned during the current period)         $  4,194          $  2,849       $    581        $    547
Interest cost on benefit obligation                                12,260            11,430          1,876           1,699
Expected return on plan assets                                     (8,745)           (9,078)
Net amortization and deferrals                                        281            (1,167)           (66)            (83)
Amortization of prior service cost                                                                      72              72
Settlement gains from 1997 early retirement program                                  (3,131)
-----------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                      $  7,990          $    903        $ 2,463         $ 2,235
=============================================================================================================================

The total projected benefit obligation for non-qualified defined benefit pension plans was $70.9 million and $81.4 million at December 31, 1999 and 1998, respectively. The total accumulated benefit obligation (APBO) for these plans was $67.7 million and $75.2 million at December 31, 1999 and 1998, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                                           Pension Benefits                   Other Benefits
                                                     ----------------------------------------------------------------
                                                       1999               1998            1999            1998
------------------------------------------------------------------- -------------------------------------------------
Discount rate                                          7.75%              6.75%           7.75%           6.75%
Rate of increase in future compensation levels         6.00%              5.00%
Expected long term return on plan assets               9.00%              9.00%

Health care cost trend rates grade to 5% in year 2000 and remain level thereafter. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.4 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $2.0 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life Group uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life provides employee savings and 401(k) plans where up to 3% of an employee's compensation may be invested by the employee in either plan with matching funds contributed by the company. Employees below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Additional employee voluntary contributions may be made to the plans up to a set maximum. Vesting and withdrawal privilege schedules are attached to the Company's contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds sponsored by an affiliate of National Life. Total annual contributions can not exceed certain limits that vary based on total agent compensation. No National Life contributions are made to the plan.

Life Insurance Company of the Southwest (LSW), an indirectly held wholly-owned subsidiary of National Life, provides a 401(k) to its employees. Additional voluntary employee contributions may be made to the plan subject to certain limits. LSW's contributions to these plans generally vest within two years.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                          1999                   1998
-----------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                    $ 69,692               $ 69,688
       $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of
       Banking, Insurance, Securities and Health Care Administration.

6.57% Term Note:                                                                           6,400                  8,400
       $6.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is secured by subsidiary stock, includes certain restrictive covenants and requires annual payments of principal (see below).
-----------------------------------------------------------------------------------------------------------------------------
       Total debt                                                                       $ 76,092               $ 78,088
=============================================================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):


       2000                                       $ 2,000
       2001                                         2,000
       2002                                         2,400
       2003                                             -
       2004                                             -


Interest paid was $6.3 million and $6.2 million in 1999 and 1998, respectively.

NOTE 9 - CONTINGENCIES

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members may instead pursue alternative dispute resolution according to predetermined guidelines. Qualifying members may also opt out of the class action and pursue litigation separately against National Life. Most of the alternative dispute resolution cases were settled by December 31, 1999. Management believes that while the ultimate cost of this litigation (including those opting out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on National Life's financial position.

In late 1999, two lawsuits were filed against National Life and the State of Vermont in Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life Group's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life Group's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133), which establishes accounting and reporting standards for derivative instruments. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. The statement was originally effective for fiscal years beginning after June 15, 1999. In June, 1999 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 (FAS 137). FAS 137 requires the application of FAS 133 for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of the adoption of FAS 133.

NOTE 11 - CLOSED BLOCK

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure (see Note 13).

Summarized financial information for the Closed Block effects as of December 31, 1999 and for the year then ended is as follows (in thousands):

                                                                                                                       1999
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                                                         $   122,982
  Available-for-sale debt securities (amortized cost of $1,800.1 million)                                             1,771,494
  Mortgage loans                                                                                                        380,986
  Policy loans                                                                                                          640,490
  Accrued investment income                                                                                              53,387
  Premiums and fees receivable                                                                                           18,864
  Deferred policy acquisition costs                                                                                     312,588
  Other assets                                                                                                          123,690
----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                                   $ 3,424,481
==================================================================================================================================

LIABILITIES:
  Policy liabilities and accruals                                                                                   $ 3,629,560
  Other liabilities                                                                                                      69,186
----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                              $ 3,698,746
==================================================================================================================================




                                                                                                                        1999
----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
 Premiums and other income                                                                                          $   325,445
 Net investment income                                                                                                  216,432
 Realized investment gain                                                                                                 8,720
----------------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                                                       550,597
----------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                                                          66,324
 Policy benefits                                                                                                        283,598
 Policyholders' dividends                                                                                               107,941
 Interest credited to policyholders' accounts                                                                            13,294
 Operating expenses                                                                                                      17,407
 Policy acquisition expenses, net                                                                                        37,662
----------------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                                                          526,226
----------------------------------------------------------------------------------------------------------------------------------
Pre-tax contribution from the Closed Block                                                                          $    24,371
==================================================================================================================================

There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 1999. Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

The Consolidated Statement of Cash Flows for 1999 is presented net of cash flows and adjustments to operating cash flows attributable to the Closed Block cash and short term investments of $(24.5) million. The Closed Block was initially funded on January 1, 1999 with cash and securites totalling $2.2 billion.

NOTE 12 - ACQUISITION

On July 2, 1999, the Company acquired the outstanding one-third interest in LSW National Holdings, Inc., (LSWNH) the parent of Dallas, Texas-based Life Insurance Company of the Southwest (LSW), a financial services company specializing in the sale of annuities. The Company had previously purchased a two-thirds interest in the company in February, 1996.

The purchase price was $61.6 million in cash. Purchasing the remaining one-third interest eliminated the ongoing provision for minority interests for the last six months of 1999. The effect of the cash purchase on the consolidated financial statements was to reduce minority interests by $39.7 million and record net purchase GAAP adjustments of $21.9 million, which included intangible assets for the present value of future profits of insurance acquired of $59.4 million and goodwill of $3.0 million.

Had the one-third purchase been made at January 1, 1998, pro-forma consolidated net income would have increased by about $3.1 million and $2.2 million in 1999 and 1998, respectively. These pro-forma consolidated results are not necessarily indicative of the actual results which might have occurred had the Company owned all of LSWNH since that date. (unaudited)

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. National Life Holding Company currently owns all the outstanding shares of NLV Financial, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. National Life Holding Company currently has no other assets, liabilities or operations other than that related to its ownership of NLV Financial's outstanding stock. Similarly, NLV Financial currently has no other assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, National Life Holding Company must always hold a majority of the voting shares of NLV Financial.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the "Commissioner").

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLV Financial as a transfer from retained earnings and also transferred $5 million from retained earnings into additional paid in capital. There were no dividends paid or declared in 1999 by National Life. Dividends declared by National Life in excess of ten percent of statutory surplus (see Note 14 for statutory information) require pre-approval by the Commissioner.

NOTE 14 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life's statutory surplus to GAAP equity at December 31 and statutory net income to GAAP net income for the years ended December 31 were as follows (in thousands):

                                                        1999                                            1998
                                       --------------------------------------------------------------------------------------
                                          Surplus/                                        Surplus/
                                           Equity                 Net Income               Equity                Net Income
-----------------------------------------------------------------------------------------------------------------------------
Statutory surplus/net income             $ 408,086                 $ 25,923              $  373,063               $  67,841

Asset valuation reserve                     79,207                                           69,994
Interest maintenance reserve                58,507                    5,681                  52,826                  (4,114)
Surplus notes                              (70,716)                                         (70,700)
Non-admitted assets                          2,101                                           17,033
Investments                                 30,149                    5,916                     650                  (4,471)
Deferred policy acquisition costs          445,704                   17,250                 428,453                  (9,479)
Deferred income taxes                       45,587                   (3,837)                 74,132                  15,555
Policy liabilities                        (202,061)                  10,063                (203,832)                 (6,476)
Policyholders' dividends                    67,494                    3,289                  64,205                     529
Benefit plans                              (29,475)                  (1,571)                (27,904)                  6,730
Sales remediation costs                                                                                             (40,575)
Other comprehensive income, net            (57,700)                                         106,243
Other changes, net                          (1,895)                  (6,086)                 (1,860)                 (5,352)
-----------------------------------------------------------------------------------------------------------------------------

GAAP equity/net income                   $ 774,988                 $ 56,628              $  882,303               $  20,188
=============================================================================================================================

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC has recommended an effective date of January 1, 2001. The Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes current promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration has adopted Codification effective January 1, 2001. The Department may make changes to the promulgated guidance prior to the effective date. National Life has not estimated the potential effect of the Codification guidance on its reported results.

                               NATIONAL VARIABLE
                             LIFE INSURANCE ACCOUNT
                               (VARITRAK SEGMENT)

                              FINANCIAL STATEMENTS

                                   * * * * *

                                DECEMBER 31, 1999

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account -- Varitrak Segment


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account -- Varitrak Segment (a segment within a Separate Account of National Life Insurance Company) (the Segment) at December 31, 1999, and the results of each of their operations and each of their changes in net assets for each of the three years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the funds, provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

March 31, 2000

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)


                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 1999

                                                                                                                       POLICYHOLDER
                                                                                                                         ACCOUNT
                                                                                                                          VALUES
                                                                                                                     ---------------
ASSETS:
Investments in shares of mutual fund portfolios at market value
(policyholder accumulation units and unit value):

Market Street Fund Money Market (457,700.93 accumulation units at $11.71 unit value)                                    $  5,358,457
Market Street Fund Growth (785,636.12 accumulation units at $16.45 unit value)                                            12,919,844
Market Street Fund Aggressive Growth (118,770.59 accumulation units at $16.72 unit value)                                  1,985,760
Market Street Fund Managed (137,184.85 accumulation units at $14.53 unit value)                                            1,992,873
Market Street Fund Bond (151,215.28 accumulation units at 11.47 unit value)                                                1,734,440
Market Street Fund International (186,695.40 accumulation units at $16.71 unit value)                                      3,119,576
Market Street Fund Sentinel Growth (141,722.47 accumulation units at $22.71 unit value)                                    3,218,517
Alger American Fund Growth (380,350.42 accumulation units at $25.93 unit value)                                            9,860,929
Alger American Fund Small Capitalization (445,440.10 accumulation units at $18.06 unit value)                              8,045,531
VIPF Equity Income Portfolio (303,914.15 accumulation units at $35.19 unit value)                                         10,694,428
VIPF Overseas Portfolio (147,357.59 accumulation units at $29.39 unit value)                                               4,331,372
VIPF Growth Portfolio (239,691.23 accumulation units at $57.59 unit value)                                                13,802,814
VIPF High Income Portfolio (92,780.05 accumulation units at $29.11 unit value)                                             2,700,605
VIPF Contrafund Portfolio (238,927.92 accumulation units at $19.45 unit value)                                             4,646,129
VIPF Index 500 Portfolio (511,054.93 accumulation units at $35.78 unit value)                                             18,284,795
American Century Variable Portfolios VP Value (21,371.41 accumulation units at $10.25 unit value)                            218,998
American Century Variable Portfolios VP Income & Growth (79,083.88 accumulation units at $12.85 unit value)                1,016,274
JP Morgan Series Trust II International Opportunities (25,101.23 accumulation units at $13.15 unit value)                    330,095
JP Morgan Series Trust II Small Company (14,240.28 accumulation units at $14.31 unit value)                                  203,838
Strong Opportunity Fund II(43,769.74 accumulation units at $13.93 unit value)                                                609,810
Strong Variable Insurance Funds Mid Cap Growth (75,292.18 accumulation units at $21.30 unit value)                         1,603,929
Neuberger Berman Advisers Management Trust Partners Portfolio (25,882.53 accumulation units at $10.87 unit value)            281,245
Goldman Sachs Variable Insurance Trust International Equity (17,860.81 accumulation units at $13.24 unit value)              236,418
Goldman Sachs Variable Insurance Trust Global Income (3,631.05 accumulation units at $10.22 unit value)                       37,096
Goldman Sachs Variable Insurance Trust CORE Small Cap Equity (6,687.30 accumulation units at $11.03 unit value)               73,789
Goldman Sachs Variable Insurance Trust Mid Cap Value (14,285.28 accumulation units at $9.72 unit value)                      138,821
                                                                                                                        ------------

                Total Net Assets                                                                                        $107,446,383
                                                                                                                        ============

   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                         MARKET STREET FUND
                                    ---------------------------------------------------------------------------------
                                        MONEY                    AGGRESSIVE
                                        MARKET        GROWTH       GROWTH       MANAGED         BOND    INTERNATIONAL
                                    ------------   -----------  ------------   ----------    ---------  -------------
INVESTMENT INCOME:
Dividend income and
capital gain distributions             $ 224,222    $ 244,886     $ 180,507     $ 71,210      $ 24,621     $ 134,771

EXPENSES:
 Mortality and expense risk
 charges                                  41,721      107,429        14,087       15,752        11,973        21,719
                                    ---------------------------------------------------------------------------------
 Net investment income                   182,501      137,457       166,420       55,458        12,648       113,052
                                    ---------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
 Net realized gain (loss) from
 shares sold                                 -         79,013       (29,873)      37,402        (5,840)       32,890


Net unrealized (depreciation)
  appreciation on investments                -        (15,120)      120,658      (98,893)      (56,125)      500,650
                                    ---------------------------------------------------------------------------------

      Net realized and unrealized
       gain (loss) on investments            -         63,893        90,785      (61,491)      (61,965)      533,540
                                    ---------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS              $ 182,501    $ 201,350     $ 257,205     $ (6,033)    $ (49,317)    $ 646,592
                                    =================================================================================



                                                          ALGER AMERICAN FUND
                                           ---------- ---------------------------
                                            SENTINEL
                                             GROWTH        GROWTH       SMALL CAP
                                           ---------     ----------     ----------
INVESTMENT INCOME:
Dividend income and
capital gain distributions                 $  70,274     $  583,780      $ 687,887

EXPENSES:
 Mortality and expense risk
 charges                                      18,499         61,216         50,956
                                    -----------------------------------------------
 Net investment income                        51,775        522,564        636,931
                                    -----------------------------------------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
 Net realized gain (loss) from
 shares sold                                  65,850        577,304         93,301


Net unrealized (depreciation)
  appreciation on investments                682,680      1,024,377      1,596,167
                                    -----------------------------------------------

      Net realized and unrealized
        gain (loss) on investments           748,530      1,601,681      1,689,468
                                    -----------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $ 800,305    $ 2,124,245    $ 2,326,399
                                    ===============================================





   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                     VIPF
                                             -------------------------------------------------------------------------------------
                                               EQUITY                                              HIGH
                                               INCOME             OVERSEAS         GROWTH          INCOME           CONTRAFUND
                                             -----------       --------------   -----------      ----------        -------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions               $  424,670        $  100,811       $  847,889       $  217,914        $   80,833

EXPENSES:
    Mortality and expense risk charges           89,153            27,018           86,698           23,116            26,335
                                             -------------------------------------------------------------------------------------

Net investment income (loss)                    335,517            73,793          761,191          194,798            54,498
                                             -------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                361,515            86,245          677,291         (146,982)          193,124

    Net unrealized (depreciation)
     appreciation on investments               (217,244)        1,039,168        1,869,134          116,488           469,976
                                             -------------------------------------------------------------------------------------


Net realized and unrealized
  gain (loss) on investments                    144,271         1,125,413        2,546,425          (30,494)          663,100
                                             -------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $  479,788        $1,199,206       $3,307,616       $  164,304        $  717,598
                                             =====================================================================================


                                                                      AMERICAN CENTURY
                                               VIPF                 VARIABLE PORTFOLIOS
                                            -----------      --------------------------------
                                              INDEX                             VP INCOME &
                                               500             VP VALUE           GROWTH
                                            ----------       ------------      --------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions              $  112,837       $    5,747        $       40

EXPENSES:
    Mortality and expense risk charges         102,705            1,010             4,209
                                            ---------------------------------------------

Net investment income (loss)                    10,132            4,737            (4,169)
                                            ---------------------------------------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                               823,410           (2,164)           24,948

    Net unrealized (depreciation)
     appreciation on investments             1,421,745          (14,728)           77,756
                                            ---------------------------------------------


Net realized and unrealized
  gain (loss) on investments                 2,245,155          (16,892)          102,704
                                            ---------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $2,255,287       $  (12,155)       $   98,535
                                            =============================================

   The accompanying notes are an integral part of these financial statements.
                                      F-54

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECMEBER 31, 1999







                                                       JP MORGAN                                   STRONG VARIABLE      NEUBERGER
                                                     SERIES TRUST II                STRONG         INSURANCE FUNDS        BERMAN
                                          ---------------------------------     --------------   ------------------  ------------
                                            INTERNATIONAL          SMALL          OPPORTUNITY         MID CAP           PARTNERS
                                            OPPORTUNITIES         COMPANY           FUND              GROWTH           PORTFOLIO
                                          -----------------   -------------     --------------   ------------------  ------------

INVESTMENT INCOME:
    Dividend income and
    capital gain distributions             $     9,965       $     4,932       $     3,110       $       155        $     3,906

EXPENSES:
    Mortality and expense risk charges             632               865             1,447             4,044              1,657
                                           --------------------------------------------------------------------------------------

Net investment income (loss)                     9,333             4,067             1,663            (3,889)             2,249
                                           --------------------------------------------------------------------------------------


REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                 1,579            21,966             4,649            73,685              4,890

    Net unrealized appreciation
     (depreciation) on investments              33,198            34,479            63,891           391,256              2,086
                                           --------------------------------------------------------------------------------------

Net realized and unrealized
  gain (loss) on investments                    34,777            56,445            68,540           464,941              6,976
                                           --------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $    44,110       $    60,512       $    70,203       $   461,052        $     9,225
                                           ======================================================================================




                                                       GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                          -------------------------------------------------------------------
                                          INTERNATIONAL         GLOBAL            CORE SMALL         MID CAP
                                              EQUITY            INCOME            CAP EQUITY          VALUE             TOTAL
                                          --------------     ------------      ---------------    ------------      -------------

INVESTMENT INCOME:
    Dividend income and
    capital gain distributions             $    17,323       $     1,386        $       148        $       662        $ 4,054,486

EXPENSES:
    Mortality and expense risk charges           1,055               131                445                346            714,218
                                          ---------------------------------------------------------------------------------------

Net investment income (loss)                    16,268             1,255               (297)               316          3,340,268
                                          ---------------------------------------------------------------------------------------


REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                 8,182               (42)             2,815              1,831          2,986,989

    Net unrealized appreciation
     (depreciation) on investments              21,079            (1,337)             7,437             (3,555)         9,065,223
                                          ---------------------------------------------------------------------------------------

Net realized and unrealized
  gain (loss) on investments                    29,261            (1,379)            10,252             (1,724)        12,052,212
                                          ---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $    45,529       $      (124)       $     9,955        $    (1,408)       $15,392,480
                                          =======================================================================================


   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECMEBER 31, 1998



                                                                                                     MARKET STREET FUND
                                             -------------------------------------------------------------------------------------
                                               MONEY                               AGGRESSIVE
                                               MARKET            GROWTH              GROWTH            MANAGED            BOND
                                             -----------       -----------        -------------     --------------    -----------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions               $   174,631       $   828,642        $    54,654       $    82,717       $    35,739

EXPENSES:
    Mortality and expense risk charges            29,369            72,436              8,545            10,475             6,127
                                             -------------------------------------------------------------------------------------

Net investment income                            145,262           756,206             46,109            72,242            29,612
                                             -------------------------------------------------------------------------------------


REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized (loss) gain from
     shares sold                                       -          (125,406)            12,423            54,347             5,728

    Net unrealized appreciation
     on investments                                    -           371,666             27,969             5,509            10,575
                                             -------------------------------------------------------------------------------------


Net realized and unrealized
     gain on investments                               -           246,260             40,392            59,856            16,303
                                             -------------------------------------------------------------------------------------


INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                  $   145,262       $ 1,002,466        $    86,501       $   132,098       $    45,915
                                             =====================================================================================



                                                   MARKET STREET FUND                    ALGER AMERICAN FUND
                                            ----------------------------------     -------------------------------
                                                                   SENTINAL
                                               INTERNATINAL         GROWTH           GROWTH            SMALL CAP
                                             ----------------   -------------      -----------       -------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions                $    71,101       $   126,914        $   520,351       $   477,358

EXPENSES:
    Mortality and expense risk charges             12,891             9,352             30,787            33,154
                                            --------------------------------------------------------------------

Net investment income                              58,210           117,562            489,564           444,204
                                            --------------------------------------------------------------------


REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized (loss) gain from
     shares sold                                    3,127           (39,825)           133,365            (9,041)

    Net unrealized appreciation
     on investments                                33,776            83,638            759,665           156,309
                                            --------------------------------------------------------------------


Net realized and unrealized
  gain on investments                              36,903            43,813            893,030           147,268
                                            --------------------------------------------------------------------


INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    95,113       $   161,375        $ 1,382,594       $   591,472
                                            ====================================================================

   The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998




                                                                                         VIPF
                                             -----------------------------------------------------------------------------------
                                               EQUITY                                             HIGH
                                               INCOME         OVERSEAS          GROWTH            INCOME           CONTRAFUND
                                             -----------    -------------     -----------      ------------      --------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions               $  332,243       $  106,077       $  508,477       $  154,838        $   30,797

EXPENSES:
    Mortality and expense risk charges           61,108           16,784           45,640           15,314             9,280
                                             -----------------------------------------------------------------------------------

Net investment income (loss)                    271,135           89,293          462,837          139,524            21,517
                                             -----------------------------------------------------------------------------------


REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                183,982           11,052          144,728          (30,566)           18,665

    Net unrealized appreciation
     (depreciation) on investments              230,682           81,094        1,154,458         (220,695)          264,772
                                             -----------------------------------------------------------------------------------


Net realized and unrealized
  gain (loss) on investments                    414,664           92,146        1,299,186         (251,261)          283,437
                                             -----------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $  685,799       $  181,439       $1,762,023       $ (111,737)       $  304,954
                                             ===================================================================================


                                                                         AMERICAN CENTURY
                                                  VIPF                 VARIABLE PORTFOLIOS
                                             -------------      --------------------------------
                                                 INDEX                              VP INCOME &
                                                  500              VP VALUE            GROWTH
                                             -------------      -------------     --------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions               $     48,516        $      -         $      356

EXPENSES:
    Mortality and expense risk charges             27,146               65               119
                                             -------------------------------------------------

Net investment income (loss)                       21,370              (65)              237
                                             -------------------------------------------------


REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                  117,440              968             1,528

    Net unrealized appreciation
     (depreciation) on investments                659,903            1,426             7,468
                                             -------------------------------------------------


Net realized and unrealized
  gain (loss) on investments                      777,343            2,394             8,996
                                             -------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $    798,713       $    2,329        $    9,233
                                             =================================================

   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                 JP MORGAN                              STRONG VARIABLE   NEUBERGER
                                              SERIES TRUST II             STRONG        INSURANCE FUNDS    BERMAN
                                         ---------------------------   --------------   ---------------  ----------
                                         INTERNATIONAL      SMALL      OPPORTUNITY II       MID CAP       PARTNERS
                                         OPPORTUNITIES     COMPANY        FUND II           GROWTH        PORTFOLIO
                                         -------------   -----------   --------------   ---------------  ----------
INVESTMENT INCOME:
  Dividend income and
   capital gain distributions             $    -         $      185      $      10        $       -      $        -


EXPENSES:
  Mortality and expense risk charges            1                10              2                 5             66
                                          -------------------------------------------------------------------------

Net investment (loss) income                   (1)              175              8                (5)           (66)
                                          -------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
  Net realized gain (loss) from
   shares sold                                 70               28              30                43            565

  Net unrealized appreciation
   on investments                              56              427             198               686          2,769
                                          -------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments                   126              455             228               729          3,334
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $   125        $     630      $      236        $      724     $    3,268
                                          =========================================================================



                                                  GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                            ------------------------------------------------------
                                            INTERNATIONAL    GLOBAL       CORE SMALL     MID CAP
                                               EQUITY        INCOME       CAP EQUITY      VALUE         TOTAL
                                            -------------  ----------   -------------  -----------   ------------
INVESTMENT INCOME:
  Dividend income and
   capital gain distributions               $      170    $       93     $       65    $      115     $3,554,049


EXPENSES:
  Mortality and expense risk charges                36             6             25            28        388,771
                                          -------------------------------------------------------------------------

Net investment (loss) income                       134            87             40            87      3,165,278
                                          -------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
  Net realized gain (loss) from
   shares sold                                     164          (160)            96            54        483,405

  Net unrealized appreciation
   on investments                                1,643            23          1,929         1,693      3,637,639
                                          -------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments                      1,807          (137)         2,025         1,747      4,121,044
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  $    1,941    $      (50)    $    2,065    $    1,834     $7,286,322
                                          =========================================================================




   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
   (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                             Market Street Fund
                                         ----------------------------------------------------------------------------------------
                                           Money                 Aggressive                                              Sentinel
                                           Market     Growth       Growth        Managed       Bond     International     Growth
                                         ---------   --------    ----------     ---------    -------   --------------    --------
INVESTMENT INCOME:
  Dividend income and
   capital gain distributions            $ 131,394   $ 139,288    $  1,211     $  23,450    $  9,403     $  19,573      $    434

EXPENSES:
  Mortality and expense risk charges        22,402      24,951       3,114         5,910       1,833         5,158         2,431
                                         ----------------------------------------------------------------------------------------

Net investment income (loss)               108,992     114,337      (1,903)       17,540       7,570        14,415        (1,997)
                                         ----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
  Net realized gain from
   shares sold                                   -     106,196      12,533        13,707         483         6,441        16,851

 Net unrealized appreciation
  on investments                                 -     353,473      51,230        85,995      11,666         2,281        44,338
                                         ----------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              -     459,669      63,763        99,702      12,149         8,722        61,189
                                         ----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS               $ 108,992   $ 574,006    $ 61,860     $ 117,242    $ 19,719     $  23,137      $ 59,192
                                         ========================================================================================

                                            Alger American Fund
                                         -------------------------

                                           Growth       Small Cap
                                         ----------   ------------
INVESTMENT INCOME:
  Dividend income and
   capital gain distributions            $   9,832      $  54,467

EXPENSES:
  Mortality and expense risk charges        11,355         15,072
                                         -------------------------

Net investment income (loss)                (1,523)        39,395
                                         -------------------------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
  Net realized gain from
   shares sold                              48,393         29,498

 Net unrealized appreciation
  on investments                           176,680        141,467
                                         -------------------------
Net realized and unrealized
gain on investments                        225,073        170,965
                                         -------------------------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS               $ 223,550      $ 210,360
                                         =========================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
   (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                        VIPF
                                     --------------------------------------------------------------------------
                                       EQUITY                                 HIGH                      INDEX
                                       INCOME     OVERSEAS      GROWTH       INCOME    CONTRAFUND        500           TOTAL
                                     ----------  -----------  -----------   ---------  -----------    ---------     -----------
INVESTMENT INCOME:

  Dividend income and
   capital gain distributions        $ 146,791     $ 22,598    $  30,327    $ 17,180       $     -     $      -    $   605,948

EXPENSES:
  Mortality and expense risk charges    25,535        6,281       17,476       5,215           812          984        148,529
                                     ------------------------------------------------------------------------------------------

Net investment income (loss)           121,256       16,317       12,851      11,965          (812)        (984)       457,419
                                     ------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
  Net realized gain from
   shares sold                          77,167        9,870       48,614      10,903         2,592        1,900        385,148

  Net unrealized appreciation
   (depreciation) on                   428,283         (475)     280,065      62,794         5,500       15,881      1,659,178
                                     ------------------------------------------------------------------------------------------
Net realized and unrealized
 gain on investments                   505,450        9,395      328,679      73,697         8,092       17,781      2,044,326
                                     ------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS           $ 626,706     $ 25,712    $ 341,530    $ 85,662       $ 7,280     $ 16,797    $ 2,501,745
                                     ==========================================================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
   (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                      STATEMENT OF CHANGES IN NET ASSETS

                     FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                                    MARKET STREET FUND
                                                -------------------------------------------------------------------------------
                                                   MONEY                               AGGRESSIVE
                                                   MARKET              GROWTH            GROWTH        MANAGED         BOND
                                                -------------      --------------    -------------   -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      $    182,501       $    201,350      $   257,205     $   (6,033)      $(49,317)
                                                -------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
 Participant deposits                             18,682,585          3,472,661          502,580        450,497        517,217
 Transfers between investment
  sub-accounts and general account, net          (17,513,159)           441,371          116,341        315,228        428,435
 Surrenders and lapses                              (129,543)          (642,850)         (60,070)       (39,263)       (42,491)
 Death benefits                                          -              (17,717)             -              -              -
 Loan collateral interest received                     6,164              4,077            1,290          2,872             11
 Transfers for policy loans                           36,797           (122,318)         (21,898)       222,748         (3,291)
 Cost of insurance and administrative charges     (1,012,392)        (1,071,664)        (155,432)      (192,739)      (118,739)
 Miscellaneous                                        10,796             (2,509)             202          3,717            263
                                                -------------------------------------------------------------------------------

 Total capital transactions                           81,248          2,061,051          383,013        763,060        781,405
                                                -------------------------------------------------------------------------------

Increase in net assets                               263,749          2,262,401          640,218        757,027        732,088


Net assets, beginning of period                    5,094,708         10,657,443        1,345,542      1,235,846      1,002,352
                                                -------------------------------------------------------------------------------

Net assets, end of period                       $  5,358,457       $ 12,919,844      $ 1,985,760     $1,992,873    $ 1,734,440
                                                ===============================================================================


                                                     MARKET STREET FUND                ALGER AMERICAN FUND
                                               -------------------------------   -----------------------------
                                                                    SENTINEL
                                                 INTERNATIONAL       GROWTH         GROWTH         SMALL CAP
                                                --------------   -------------   ------------    -------------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                       $   646,592     $   800,305     $ 2,124.245       $ 2,326,399
                                                --------------------------------------------------------------
CAPITAL TRANSACTIONS:
 Participant deposits                                687,287         639,909       2,019,518         1,495,117
 Transfers between investment
  sub-accounts and general account, net              133,338         478,416       1,708,558          126,6009
 Surrenders and lapses                               (47,051)        (19,197)       (218,945)        (216,2798)
 Death benefits                                       (5,597)            -               -               (1686)
 Loan collateral interest received                       301             985           4,566            2,8369
 Transfers for policy loans                           (9,989)        (11,042)       (152,859)        (127,5694)
 Cost of insurance and administrative charges       (216,417)       (194,166)       (592,963)         (458,654)
 Miscellaneous                                         2,715            (973)          1,537            (1,656)
                                                --------------------------------------------------------------

 Total capital transactions                          544,587         893,932       2,769,412           820,227
                                                --------------------------------------------------------------

Increase in net assets                             1,191,179       1,694,237       4,893,657         3,146,626

Net assets, beginning of period                    1,928,397       1,524,280       4,967,272         4,898,905
                                                --------------------------------------------------------------

Net assets, end of period                        $ 3,119,576     $ 3,218,517     $ 9,860.929       $ 8,045,531
                                                ==============================================================

                 The accompanying notes are an integral part of
                          these financial statements.

            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                            VIPF
                                             -------------------------------------------------------------------------------------

                                             EQUITY INCOME      OVERSEAS          GROWTH         HIGH INCOME         CONTRAFUND
                                             --------------  --------------  ---------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      479,788      $  1,199,206      $  3,307,616      $    164,304      $    717,598
                                             -------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                         2,589,209           830,581         2,642,108           668,099         1,053,960
  Transfers between investment
  sub-accounts and general account, net          434,075           321,622         1,897,474           224,167         1,497,929
  Surrenders and lapses                         (338,308)         (116,132)         (369,618)         (254,614)         (165,080)
  Death benefits                                 (15,977)             (890)          (18,064)                -              (391)
  Loan collateral interest received                5,410             1,079             5,360             1,059             2,169
  Transfers for policy loans                    (150,436)          (37,314)          (53,981)           15,738           (39,618)
  Cost of insurance and administrative
    charges                                     (896,278)         (241,330)         (782,269)         (218,356)         (273,807)
  Miscellaneous                                     (558)            2,519             2,059               224               766
                                             -------------------------------------------------------------------------------------

  Total capital transactions                   1,627,137           760,135         3,323,069           436,317         2,075,928
                                             -------------------------------------------------------------------------------------

Increase in net assets                         2,106,925         1,959,341         6,630,685           600,621         2,793,528

Net assets, beginning of period                8,587,503         2,372,031         7,172,129         2,099,984         1,852,603
                                             -------------------------------------------------------------------------------------

Net assets, end of period                     10,694,428      $  4,331,372      $ 13,802,814      $  2,700,605      $  4,646,129
                                             =====================================================================================


                                                                  AMERICAN CENTURY VARIABLE
                                                VIPF                      PORTFOLIOS
                                             -------------  ----------------------------------
                                                                                  VP INCOME &
                                               INDEX 500        VP VALUE            GROWTH
                                             -------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $  2,255,287      $    (12,155)     $     98,535
                                             -------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                          4,757,826            95,324           250,364
  Transfers between investment
  sub-accounts and general account, net         6,525,053           118,104           636,747
  Surrenders and lapses                          (144,754)             (335)           (2,017)
  Death benefits                                     (278)                -                 -
  Loan collateral interest received                 1,475                30                30
  Transfers for policy loans                      (74,165)           (1,615)           (1,652)
  Cost of insurance and administrative
    charges                                    (1,205,701)          (16,178)          (64,083)
  Miscellaneous                                    (7,881)            1,020              (528)
                                             -------------------------------------------------

  Total capital transactions                    9,851,575           196,350           818,861
                                             -------------------------------------------------

Increase in net assets                         12,106,862           184,195           917,396

Net assets, beginning of period                 6,177,933            34,803            98,878
                                             -------------------------------------------------

Net assets, end of period                    $ 18,284,795      $    218,998      $  1,016,274
                                             =================================================

   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                STRONG VARIABLE
                                                                                                  INSURANCE           NEUBERGER
                                          JP MORGAN SERIES TRUST II             STRONG              FUNDS               BERMAN
                                      -----------------------------------  -----------------  ------------------  ----------------
                                        INTERNATIONAL          SMALL          OPPORTUNITY          MID CAP            PARTNERS
                                        OPPORTUNITIES         COMPANY           FUND II             GROWTH            PORTFOLIO
                                      -----------------  ----------------  -----------------  ------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $      44,110      $      60,512      $      70,203      $     461,052      $       9,225
                                      ---------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                         33,152             96,651            104,505            283,781            116,821
  Transfers between investment
    sub-accounts and general
    account, net                              255,894             57,937            446,411            907,034            128,937
  Surrenders and lapses                          (222)              (942)            (1,323)              (962)              (835)
  Death benefits                                    -                  -                  -                  -                  -
  Loan collateral interest received                 -                  -                 30                 15                  -
  Transfers for policy loans                     (790)            (2,271)               (39)              (178)            (1,542)
  Cost of insurance and
    administrative charges                     (5,688)           (16,273)           (15,424)           (50,854)           (22,504)
  Miscellaneous                                   (26)               326                145               (648)             1,049
                                      ---------------------------------------------------------------------------------------------

  Total capital transactions                  282,320            135,428            534,305          1,138,188            221,926
                                      ---------------------------------------------------------------------------------------------

Increase in net assets                        326,430            195,940            604,508          1,599,240            231,151

Net assets, beginning of period                 3,665              7,898              5,302              4,889             50,094
                                      ---------------------------------------------------------------------------------------------
Net assets, end of period               $     330,095      $     203,838      $     609,810      $   1,603,929      $     281,245
                                      =============================================================================================


                                                         GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                     --------------------------------------------------------------------------
                                        INTERNATIONAL         GLOBAL           CORE SMALL           MID CAP
                                            EQUITY            INCOME           CAP EQUITY            VALUE              TOTAL
                                     ------------------  -----------------  -----------------  ----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $      45,529      $        (124)     $       9,955      $      (1,408)     $  15,392,480
                                     ----------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                         73,810             11,385             20,290             25,462         42,120,899
  Transfers between investment
    sub-accounts and general
    account, net                               99,089             18,795             31,986            107,309            (56,309)
  Surrenders and lapses                        (1,016)                 -             (2,114)              (217)        (2,814,178)
  Death benefits                                    -                  -                  -                  -            (59,082)
  Loan collateral interest received                 -                  -                  -                  -             39,759
  Transfers for policy loans                        -                  -             (2,265)                 -           (539,549)
  Cost of insurance and
    administrative charges                    (16,831)            (1,588)            (5,138)            (7,755)        (7,853,223)
  Miscellaneous                                    13                (73)                29                 48             12,576
                                     ----------------------------------------------------------------------------------------------

  Total capital transactions                  155,065             28,519             42,788            124,847         30,850,693
                                     ----------------------------------------------------------------------------------------------

Increase in net assets                        200,594             28,395             52,743            123,439         46,243,173

Net assets, beginning of period                35,824              8,701             21,046             15,382         61,203,210
                                     ----------------------------------------------------------------------------------------------
Net assets, end of period               $     236,418      $      37,096      $      73,789      $     138,821      $ 107,446,383
                                     ==============================================================================================



   The accompanying notes are an integral part of these financial statements.

            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                             MARKET STREET FUND
                                       ----------------------------------------------------------------------------------------
                                           MONEY                             AGGRESSIVE
                                           MARKET            GROWTH           GROWTH            MANAGED            BOND
                                       -------------      ------------      -----------       -----------       ----------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS             $    145,262      $  1,002,466      $     86,501      $    132,098      $     45,915
                                       ----------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                    16,065,276         3,354,679           445,159           398,177           196,330
  Transfers between investment
    sub-accounts and general
    account, net                         (14,045,451)        2,034,966           311,097           221,558           398,322
  Surrenders and lapses                      (68,115)         (132,734)          (21,255)          (69,168)           (5,455)
  Death benefits                                   -            (7,259)                -                 -                 -
  Loan collateral interest received            2,566               938                33                65                 -
  Transfers for policy loans                (126,218)          (85,328)           (8,932)         (269,851)             (183)
  Cost of insurance and
    administrative charges                  (740,562)         (856,845)         (109,134)         (146,025)          (64,998)
  Miscellaneous                              (81,958)            3,632              (360)            2,239               942
                                       ----------------------------------------------------------------------------------------

  Total capital transactions               1,005,538         4,312,049           616,608           136,995           524,958
                                       ----------------------------------------------------------------------------------------

Increase in net assets                     1,150,800         5,314,515           703,109           269,093           570,873

Net assets, beginning of period            3,943,908         5,342,928           642,433           966,753           431,479
                                       ----------------------------------------------------------------------------------------

Net assets, end of period               $  5,094,708      $ 10,657,443      $  1,345,542      $  1,235,846      $  1,002,352
                                       ========================================================================================


                                             MARKET STREET FUND                     ALGER AMERICAN FUND
                                       --------------------------------      ---------------------------------
                                                             SENTINEL
                                        INTERNATIONAL         GROWTH           GROWTH            SMALL CAP
                                        -------------      ------------      ------------      ---------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS              $     95,113      $    161,375      $  1,382,594      $    591,472
                                       -----------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                        559,764           459,162         1,209,427         1,436,433
  Transfers between investment
    sub-accounts and general
    account, net                              561,436           384,776           742,149           634,727
  Surrenders and lapses                       (27,026)           (6,365)          (55,449)          (90,129)
  Death benefits                                    -               (74)           (3,477)                -
  Loan collateral interest received                63                18               789               905
  Transfers for policy loans                   (9,095)           (4,451)          (60,399)          (45,307)
  Cost of insurance and
    administrative charges                   (156,931)         (106,073)         (326,928)         (380,014)
  Miscellaneous                                  (262)            9,459               702             1,507
                                       -----------------------------------------------------------------------

  Total capital transactions                  927,949           736,452         1,506,814         1,558,122
                                       -----------------------------------------------------------------------

Increase in net assets                      1,023,062           897,827         2,889,408         2,149,594

Net assets, beginning of period               905,335           626,453         2,077,864         2,749,311
                                       -----------------------------------------------------------------------

Net assets, end of period                $  1,928,397      $  1,524,280      $  4,967,272      $  4,898,905
                                       =======================================================================


   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998



                                                                                         VIPF
                                           -------------------------------------------------------------------------------------

                                           EQUITY INCOME      OVERSEAS          GROWTH         HIGH INCOME        CONTRAFUND
                                           --------------  --------------  ---------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS           $   685,799      $   181,439      $ 1,762,023      $  (111,737)     $   304,954
  RESULTING FROM OPERATIONS
                                           -------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                        2,326,536          743,468        1,759,391          581,195          415,042
  Transfers between investment
  sub-accounts and general account, net       1,742,916          449,158          960,014          702,770          833,579
  Surrenders and lapses                         (76,821)         (58,543)        (122,190)         (21,495)          (5,561)
  Death benefits                                 (6,548)               -                -                -                -
  Loan collateral interest received               1,619              493            1,166              216               90
  Transfers for policy loans                   (102,818)         (22,119)        (116,207)         (49,108)          (6,944)
  Cost of insurance and administrative
    charges                                    (700,287)        (185,158)        (501,069)        (157,515)        (106,990)
  Miscellaneous                                   6,609            2,008            2,116             (345)           1,387
                                           -------------------------------------------------------------------------------------

  Total capital transactions                  3,191,206          929,307        1,983,221        1,055,718        1,130,603
                                           -------------------------------------------------------------------------------------

Increase in net assets                        3,877,005        1,110,746        3,745,244          943,981        1,435,557

Net assets, beginning of period               4,710,498        1,261,285        3,426,885        1,156,003          417,046
                                           -------------------------------------------------------------------------------------

Net assets, end of period                   $ 8,587,503      $ 2,372,031      $ 7,172,129      $ 2,099,984      $ 1,852,603
                                           =====================================================================================


                                                              AMERICAN CENTURY VARIABLE
                                             VIPF                 PORTFOLIOS
                                         -------------  ----------------------------------
                                                                               VP INCOME &
                                           INDEX 500        VP VALUE            GROWTH
                                         -------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS        $   798,713      $     2,329      $     9,233
  RESULTING FROM OPERATIONS
                                         -------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                     1,365,857           15,989           19,753
  Transfers between investment
  sub-accounts and general account, net    3,838,930           18,383           71,190
  Surrenders and lapses                       (6,581)               -                -
  Death benefits                                   -                -                -
  Loan collateral interest received              820                -                -
  Transfers for policy loans                 (28,549)               -                -
  Cost of insurance and administrative
    charges                                 (339,911)          (1,892)          (1,301)
  Miscellaneous                                4,244               (6)               3
                                         -------------------------------------------------

  Total capital transactions               4,834,810           32,474           89,645
                                         -------------------------------------------------

Increase in net assets                     5,633,523           34,803           98,878

Net assets, beginning of period              544,410                -                -
                                         -------------------------------------------------

Net assets, end of period                $ 6,177,933      $    34,803      $    98,878
                                         =================================================




   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                              STRONG VARIABLE
                                                                                                 INSURANCE          NEUBERGER
                                          JP MORGAN SERIES TRUST II             STRONG             FUNDS              BERMAN
                                      -----------------------------------  -----------------  -----------------  ---------------
                                        INTERNATIONAL          SMALL          OPPORTUNITY         MID CAP           PARTNERS
                                        OPPORTUNITIES         COMPANY           FUND II            GROWTH           PORTFOLIO
                                      -----------------  ----------------  -----------------  -----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $        125      $        630      $        236      $        724      $      3,268
                                      ------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                           116               898               565               378            11,133
  Transfers between investment
    sub-accounts and general
    account, net                               3,456             6,594             4,661             3,673            37,275
  Surrenders and lapses                            -                 -                 -                 -                 -
  Death benefits                                   -                 -                 -                 -                 -
  Loan collateral interest received                -                 -                 -                 -                 -
  Transfers for policy loans                       -                 -                 -                 -                 -
  Cost of insurance and
    administrative charges                       (33)             (285)             (157)              (82)           (1,557)
  Miscellaneous                                    1                61                (3)               (4)              (25)
                                      ------------------------------------------------------------------------------------------
  Total capital transactions                   3,540             7,268             5,066             3,965            46,826
                                      ------------------------------------------------------------------------------------------

Increase in net assets                         3,665             7,898             5,302             4,689            50,094


Net assets, beginning of period                    -                 -                 -                 -                 -
                                      ------------------------------------------------------------------------------------------
Net assets, end of period               $      3,665      $      7,898      $      5,302      $      4,689      $     50,094
                                      ==========================================================================================


                                                         GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                     ----------------------------------------------------------------------
                                      INTERNATIONAL         GLOBAL         CORE SMALL           MID CAP
                                          EQUITY            INCOME         CAP EQUITY            VALUE              TOTAL
                                     ----------------  ---------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS           $      1,941      $        (50)     $      2,065      $      1,834      $  7,286,322
                                     ----------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                       1,395               346               664               122        31,367,255
  Transfers between investment
    sub-accounts and general
    account, net                            33,060             8,465            18,678            13,988            (9,630)
  Surrenders and lapses                          -                 -                 -                 -          (766,887)
  Death benefits                                 -                 -                 -                 -           (17,358)
  Loan collateral interest received              -                 -                 -                 -             9,781
  Transfers for policy loans                     -                 -                 -                 -          (935,509)
  Cost of insurance and
    administrative charges                    (580)             (127)             (362)             (562)       (4,885,378)
  Miscellaneous                                  8                67                 1                 -           (47,977)
                                     ----------------------------------------------------------------------------------------
  Total capital transactions                33,883             8,751            18,981            13,548        24,714,297
                                     ----------------------------------------------------------------------------------------

Increase in net assets                      35,824             8,701            21,046            15,382        32,000,619


Net assets, beginning of period                  -                 -                 -                 -        29,202,591
                                     ----------------------------------------------------------------------------------------
Net assets, end of period             $     35,824      $      8,701      $     21,046      $     15,382      $ 61,203,210
                                     ========================================================================================


   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                             MARKET STREET FUND
                                       ---------------------------------------------------------------------------------------
                                           MONEY                             AGGRESSIVE
                                           MARKET            GROWTH            GROWTH           MANAGED               BOND
                                       -------------      ------------      ------------      ------------      --------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS             $    108,992      $    574,006      $     61,860      $    117,242      $     19,719
                                       ---------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                    14,928,533         1,666,786           226,537           291,903           117,811
  Transfers between investment
    sub-accounts and general
    account, net                         (11,556,251)        2,658,992           304,863           252,090           250,863
  Surrenders and lapses                      (35,239)          (16,526)           (3,762)           (7,277)           (2,819)
  Death benefits                                   -           (16,352)                -                 -                 -
  Loan collateral interest received                -                62                 -                 -                 -
  Transfers for policy loans                       -           (12,082)              (47)                -                 -
  Cost of insurance and
    administrative charges                  (632,456)         (368,354)          (52,706)         (103,982)          (33,934)
  Miscellaneous                               (1,308)            4,519               158              (328)              (11)
                                       ---------------------------------------------------------------------------------------

  Total capital transactions               2,703,279         3,917,045           475,043           432,406           331,910
                                       ---------------------------------------------------------------------------------------

Increase in net assets                     2,812,271         4,491,051           536,903           549,648           351,629

Net assets, beginning of period            1,131,637           851,877           105,530           417,105            79,850
                                       ---------------------------------------------------------------------------------------

Net assets, end of period               $  3,943,908      $  5,342,928      $    642,433      $    966,753      $    431,479
                                       =======================================================================================


                                              MARKET STREET FUND                    ALGER AMERICAN FUND
                                       --------------------------------      --------------------------------
                                                             SENTINEL
                                        INTERNATIONAL         GROWTH           GROWTH            SMALL CAP
                                       --------------      ------------      ------------      --------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS              $     23,137      $     59,192      $    223,550      $    210,360
                                       ----------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                        333,866           200,093           726,590         1,015,432
  Transfers between investment
    sub-accounts and general
    account, net                              372,293           310,212           755,142         1,179,593
  Surrenders and lapses                        (3,213)           (1,141)           (6,060)          (19,896)
  Death benefits                                    -                 -                 -              (830)
  Loan collateral interest received                 -                 9                91                93
  Transfers for policy loans                     (845)             (437)           (9,340)          (14,708)
  Cost of insurance and
    administrative charges                    (82,909)          (37,403)         (174,005)         (238,728)
  Miscellaneous                                (1,222)            3,791               246              (388)
                                       ----------------------------------------------------------------------

  Total capital transactions                  617,970           475,124         1,292,664         1,920,568
                                       ----------------------------------------------------------------------

Increase in net assets                        641,107           534,316         1,516,214         2,130,928

Net assets, beginning of period               264,228            92,137           561,650           618,383
                                       ----------------------------------------------------------------------

Net assets, end of period                $    905,335      $    626,453      $  2,077,864      $  2,749,311
                                       ======================================================================



   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                              VIPF
                                            ---------------------------------------------------------------------------------------
                                            EQUITY INCOME         OVERSEAS           GROWTH         HIGH INCOME        CONTRAFUND
                                            --------------      ------------      ------------      ------------      ------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    626,706      $     25,712      $    341,530      $     85,662      $      7,280
                                            ---------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                           1,350,368           421,824         1,240,642           273,306            90,825
  Transfers between investment
    sub-accounts and general account, net        1,824,653           715,582         1,471,895           690,283           331,696
  Surrenders and lapses                            (15,710)           (3,305)          (15,336)           (2,774)             (489)
  Death benefits                                         -              (295)             (879)                -                 -
  Loan collateral interest received                    390               101               115                12                 -
  Transfers for policy loans                       (27,151)           (8,820)          (15,684)           (1,157)             (201)
  Cost of insurance and administrative
    charges                                       (363,378)          (92,839)         (274,427)          (61,178)          (12,527)
  Miscellaneous                                         89             2,820             1,042               511               462
                                            ---------------------------------------------------------------------------------------

  Total capital transactions                     2,769,261         1,035,068         2,407,368           899,003           409,766
                                            ---------------------------------------------------------------------------------------

Increase in net assets                           3,395,967         1,060,780         2,748,898           984,665           417,046


Net assets, beginning of period                  1,314,531           200,505           677,987           171,338                 -
                                            ---------------------------------------------------------------------------------------
Net assets, end of period                     $  4,710,498      $  1,261,285      $  3,426,885      $  1,156,003      $    417,046
                                            =======================================================================================


                                                 VIPF
                                            -------------
                                               INDEX 500            TOTAL
                                            -------------      --------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                  $     16,797      $  2,501,745
                                            ---------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                            112,247        22,996,763
  Transfers between investment
    sub-accounts and general account, net         436,969            (1,125)
  Surrenders and lapses                              (322)         (133,869)
  Death benefits                                        -           (18,356)
  Loan collateral interest received                     -               873
  Transfers for policy loans                            -           (90,472)
  Cost of insurance and administrative
    charges                                       (19,167)       (2,547,993)
  Miscellaneous                                    (2,114)            8,267
                                            ---------------------------------

  Total capital transactions                      527,613        20,214,088
                                            ---------------------------------

Increase in net assets                            544,410        22,715,833


Net assets, beginning of period                         -         6,486,758
                                            ---------------------------------
Net assets, end of period                    $    544,410      $ 29,202,591
                                            =================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
(A Segment within a Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios.

National Life maintains three segments within the Variable Account. The Varitrak Segment (the Segment) within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as Varitrak. On May 1, 1998, National Life established the Estate Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Market Street Fund, Inc., Alger American Fund, Variable Insurance Products Fund and Variable Insurance Products fund II (VIPF), American Century Variable Portfolios, JP Morgan Series Trust II, Strong Variable Insurance Funds, Strong Opportunity Fund II, Neuberger Berman Advisers Management Trust and Goldman Sachs Variable Insurance Trust. Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies which are first invested in the Market Street Fund Money Market Portfolio. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are Twenty-six sub-accounts within the Segment. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Market Street Fund Money Market, Market Street Fund Growth, Market Street Fund Aggressive Growth, Market Street Fund Managed, Market Street Fund Bond, Market Street Fund International, Market Street Fund Sentinel Growth, Alger American Fund Growth, Alger American Fund Small Capitalization, VIPF Equity Income, VIPF Overseas, VIPF Growth, VIPF High Income, VIPF Contra, VIPF Index 500, American Century Variable Portfolios VP Value, American Century

Variable Portfolios VP Income & Growth, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company, Strong Opportunity Fund II, Strong Variable Insurance Funds Mid Cap Growth, Neuberger Berman Advisers Management Trust Partners Portfolio, Goldman Sachs Variable Insurance Trust International Equity, Goldman Sachs Variable Insurance Trust Global Income, Goldman Sachs Variable Insurance Trust CORE Small Cap Equity, and Goldman Sachs Variable Insurance Trust Mid Cap Value (formerly Goldman Sachs Variable Insurance Trust Mid Cap Equity) (the Portfolios). The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statement of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income (including capital gain distributions) are recorded on the ex-dividend date. The cost of investments sold was determined using the average cost method prior to 1998. Effective January 1, 1998, the Variable Account changed its method of calculating the cost of investments sold from the average cost method to the first in, first out method (FIFO). Management believes FIFO better matches policyholder and sub-account investment activity. Management also believes it would be impractical to calculate the cumulative effect of this change on previously reported realized and unrealized gains and losses; however, during 1998 the change increased net realized gains by $ 176,300 and decreased net unrealized gains by the same amount.

FEDERAL INCOME TAXES

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

NOTE 3 - CHARGES AND EXPENSES

National Life deducts a daily charge from the Segment based on an annual rate of
 .9% of each sub-account's net asset value for its assumption of mortality and expense risks. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Cost of insurance charges are deducted monthly from each policyholder's accumulated account value for the insurance protection provided and are remitted to National Life. These charges vary based on the net amount at risk, attained age of the insured, and other factors. As partial compensation for administrative services provided, National Life also deducts a monthly administrative charge from each policyholder's accumulated account value.

Certain deferred administrative and sales charges are deducted from the policyholder's accumulated account value if the underlying variable life insurance policy is surrendered or lapsed prior to the end of the fifteenth policy year.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 1999 are set forth below:


Portfolio                                                          Shares                    Cost
---------                                                         ---------              ------------

Market Street Fund
 Money Market                                                     5,358,457               $5,358,457
 Growth                                                             682,146               12,175,244
 Aggressive Growth                                                   90,385                1,781,021
 Managed                                                            118,694                1,999,930
 Bond                                                               163,936                1,767,570
 International                                                      187,025                2,575,305
 Sentinel Growth                                                    180,917                2,402,248
Alger American Fund
 Growth                                                             153,168                7,879,902
 Small Capitalization                                               145,885                6,150,958
VIPF
 Equity Income                                                      415,964               10,198,642
 Overseas                                                           157,849                3,202,915
 Growth                                                             251,280               10,482,207
 High Income                                                        238,780                2,738,276
 Contrafund                                                         159,387                3,905,880
 Index 500                                                          109,222               16,187,265
American Century Variable Portfolios
 VP Value                                                            36,806                  232,301
 VP Income & Growth                                                 127,034                  931,049
JP Morgan Series Trust II
 International Opportunities                                         23,868                  296,841
 Small Company                                                       12,184                  168,933
Strong Opportunity Fund II                                           23,463                  545,722
Strong Variable Insurance Funds
 Mid Cap Growth                                                      52,813                1,211,986
Neuberger & Berman Partners Portfolio                                14,320                  276,390
Goldman Sachs Variable Insurance Trust
 International Equity                                                16,339                  213,696
 Global Income                                                        3,774                   38,411
 CORE Small Cap Equity                                                6,961                   64,424
 Mid Cap Value                                                       16,487                  140,683
                                                                                         -----------
Total                                                                                    $92,926,256
                                                                                         ===========


The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the period ended December 31, 1999 aggregated the following:

Portfolio                                                Purchases                       Proceeds
---------                                               ------------                   ------------

Market Street Fund
 Money Market                                           $ 30,017,749                   $ 29,754,001
 Growth                                                    5,906,146                      3,707,638
 Aggressive Growth                                         1,012,942                        463,509
 Managed                                                   1,601,669                        783,151
 Bond                                                      1,237,707                        443,654
 International                                             1,373,865                        716,226
 Sentinel Growth                                           1,530,288                        584,581
Alger American Fund
 Growth                                                    5,246,454                      1,954,478
 Small Capitalization                                      3,299,916                      1,842,757
VIPF
 Equity Income                                             4,653,458                      2,690,803
 Overseas                                                  1,653,898                        819,970
 Growth                                                    6,794,360                      2,710,100
 High Income                                               1,636,086                      1,004,971
 Contra Fund                                               3,173,362                      1,042,936
 Index 500                                                14,975,545                      5,113,839
American Century Variable Portfolios
 VP Value                                                    247,551                         46,463
 VP Income & Growth Fund                                   1,087,652                        272,961
JP Morgan Series Trust II
 International Opportunities                                 303,830                         12,176
 Small Company                                               291,978                        152,482
Strong Opportunity Fund II                                   616,948                         80,979
Strong Variable Insurance Funds
 Mid Cap Growth                                            1,479,359                        345,061
Neuberger Berman Advisers Management Trust
  Partners Portfolio                                         341,053                        116,879
Goldman Sachs Variable Insurance Trust
  International Equity                                       288,345                        117,011
  Global Income                                               32,872                          3,098
  CORE Small Cap Equity                                       76,961                         34,469
  Mid Cap Value                                              143,810                         18,647


NOTE 6 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.

NOTE 7 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.

NOTE 8 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.

                                                    VARITRAK
                                        VARIABLE UNIVERSAL LIFE INSURANCE
                                               P R O S P E C T U S
                                 DATED MAY 1, 2000, AS AMENDED DECEMBER 1, 2000

NATIONAL LIFE INSURANCE COMPANY                          Home Office: National Life Drive, Montpelier, Vermont 05604
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT                                                   Telephone: (800) 537-7003

This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. The policy's primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy. This Prospectus offers the policy only in the State of New York.

We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the general account, or a combination of the two. The general account pays interest at rates guaranteed to be at least 4%. The separate account currently has twenty-eight subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:

---------------------------------------------------------------------


SENTINEL VARIABLE PRODUCTS TRUST     ALGER AMERICAN FUND
--------------------------------
---------------------------------------------------------------------
COMMON STOCK FUND                    GROWTH PORTFOLIO
MID CAP GROWTH FUND                  LEVERAGED ALLCAP PORTFOLIO
SMALL COMPANY FUND                   SMALL CAPITALIZATION PORTFOLIO
GROWTH INDEX FUND                    .
MONEY MARKET FUND


Managed by National Life             Managed by Fred Alger
Investment Management Company, Inc.  Management, Inc
---------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE          FIDELITY VARIABLE INSURANCE
---------------------------          ---------------------------
PRODUCTS FUND                        PRODUCTS FUND II
-------------                        ----------------
---------------------------------------------------------------------
EQUITY-INCOME PORTFOLIO              CONTRAFUND PORTFOLIO
GROWTH PORTFOLIO                     INDEX 500 PORTFOLIO
HIGH INCOME PORTFOLIO                INVESTMENT GRADE BOND PORTFOLIO
OVERSEAS PORTFOLIO



Managed by Fidelity Investments      Managed by Fidelity Investments
---------------------------------------------------------------------
MARKET STREET FUND, INC.             NEUBERGER BERMAN ADVISERS
------------------------             -------------------------
                                     MANAGEMENT TRUST
                                     ----------------
---------------------------------------------------------------------
BOND PORTFOLIO                       PARTNERS PORTFOLIO
MANAGED PORTFOLIO

Managed by Sentinel Advisors         Managed by Neuberger Berman
Company                              Management, Inc.
---------------------------------------------------------------------

----------------------------------------------------------------
AMERICAN CENTURY VARIABLE          DREYFUS SOCIALLY RESPONSIBLE
-------------------------          ----------------------------
PORTFOLIOS, INC.                   GROWTH FUND, INC.
----------------                   -----------------
----------------------------------------------------------------
VP INCOME & GROWTH PORTFOLIO       SOCIALLY RESPONSIBLE GROWTH
VP VALUE PORTFOLIO                 FUND, INC.





Managed by American Century        Managed by The Dreyfus
Investment Management, Inc.        Corporation
----------------------------------------------------------------
INVESCO VARIABLE INSURANCE
--------------------------
FUNDS, INC.                        J.P. MORGAN SERIES TRUST II
-----------                        ---------------------------
----------------------------------------------------------------
VIF - DYNAMICS FUND                INTERNATIONAL OPPORTUNITIES
VIF - HEALTH SCIENCES FUND         PORTFOLIO
VIF - TECHNOLOGY FUND              SMALL COMPANY PORTFOLIO


Managed by INVESCO Group           Managed by J.  P. Morgan
Funds, Inc.                        Investment Management, Inc.
----------------------------------------------------------------
STRONG VARIABLE INSURANCE FUNDS,     STRONG OPPORTUNITY FUND II.
--------------------------------     ---------------------------
INC.
----
----------------------------------------------------------------
MID CAP GROWTH FUND II               OPPORTUNITY FUND II


Managed by Strong Capital            Managed by Strong Capital
Management, Inc.                     Management, Inc.
----------------------------------------------------------------

The value of your policy will depend upon the investment results of the funds you select. You bear the entire investment risk for all amounts allocated to the separate account; there is no guaranteed minimum value for any of the funds, and the value of your policy may be more or less than premiums paid. You must receive, with this prospectus, current prospectuses for all of the fund options. They describe the investment objectives and the risks of the funds.

The value of your policy will also reflect our charges. These include a premium tax charge, cost of insurance charges, a mortality and expense risk charge, an administrative charge, and certain other charges. During the first five years your policy will remain in force if specified premiums are paid on time, or if the policy has enough value to pay the monthly charges as they become due. After the fifth year, the Policy will remain in force only so long as it has enough value to pay the monthly charges as they become due. We recommend that you read this prospectus carefully. You should keep it to refer to later.

Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                          PAGE
Summary Description of the Policy.........................................................................1
         The Policy ......................................................................................1
         The Separate Account.............................................................................2
         Availability of Policy...........................................................................2
         The Death Benefit................................................................................2
         Flexibility to Adjust Amount of Death Benefit....................................................3
         Accumulated Value................................................................................3
         Allocation of Net Premiums.......................................................................3
         Transfers........................................................................................4
         Free-Look Privilege..............................................................................4
         Charges Assessed in Connection with the Policy...................................................4
         Loan Privilege...................................................................................8
         Withdrawal of Cash Surrender Value...............................................................8
         Surrender of the Policy..........................................................................8
         Available Automated Fund Management Features.....................................................9
         Tax Treatment....................................................................................9
         Other Policies...................................................................................9
         Illustrations....................................................................................9
         Questions........................................................................................10
National Life Insurance Company, The Separate Account, and The Funds......................................11
         National Life Insurance Company..................................................................11
         The Separate Account.............................................................................11
         Sentinel Variable Products Trust.................................................................11
         Alger American Fund..............................................................................12
         American Century Variable Portfolios, Inc........................................................13
         Dreyfus Socially Responsible Growth Fund, Inc....................................................14
         Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance
            Products Fund II..............................................................................14
         INVESCO Variable Insurance Funds, Inc............................................................15
         J. P. Morgan Series Trust II.....................................................................16
         Market Street Fund, Inc..........................................................................17
         Neuberger Berman Advisers Management Trust.......................................................17
         Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II, Inc........................18
         Other Information................................................................................18
         The General Account..............................................................................22
Detailed Description of Policy Provisions.................................................................22
         Death Benefit....................................................................................22
         Ability to Adjust Face Amount....................................................................24
         How the Duration of the Policy May Vary..........................................................25
         Accumulated Value................................................................................25
         Payment and Allocation of Premiums...............................................................26
Charges and Deductions....................................................................................30
         Premium Tax Charge...............................................................................30
         Surrender Charge.................................................................................31
         Monthly Deductions...............................................................................32
         Mortality and Expense Risk Charge................................................................35
         Withdrawal Charge................................................................................35
         Transfer Charge..................................................................................35
         Projection Report Charge.........................................................................35
         Other Charges....................................................................................35

                                                                                                          PAGE
Policy Rights and Privileges..............................................................................36
         Loan Privileges..................................................................................36
         Surrender Privilege..............................................................................37
         Withdrawal of Cash Surrender Value...............................................................38
         Free-Look Privilege..............................................................................40
         Telephone Transaction Privilege..................................................................40
         Other Transfer Rights............................................................................40
         Available Automated Fund Management Features.....................................................40
         Policy Rights Under Certain Plans................................................................41
The General Account.......................................................................................42
         Minimum Guaranteed and Current Interest Rates....................................................42
         Transfers from General Account...................................................................43
Other Policy Provisions...................................................................................43
Optional Benefits.........................................................................................46
Federal Income Tax Considerations.........................................................................47
         Introduction.....................................................................................47
         Tax Status of the Policy.........................................................................48
         Tax Treatment of Policy Benefits.................................................................48
         Special Rules for Employee Benefit Plans.........................................................50
         Possible Tax Law Changes.........................................................................50
         Possible Charges for National Life's Taxes.......................................................50
Policies Issued in Conjunction with Employee Benefit Plans................................................51
Legal Developments Regarding Unisex Actuarial Tables......................................................51
Voting Rights.............................................................................................51
Changes in Applicable Law, Funding and Otherwise..........................................................52
Officers and Directors of National Life...................................................................53
Distribution of Policies..................................................................................54
Policy Reports............................................................................................56
State Regulation..........................................................................................56
Insurance Marketplace Standards Association...............................................................56
Experts...................................................................................................56
Legal Matters.............................................................................................57
Financial Statements......................................................................................57
Glossary..................................................................................................58
Appendix A-Illustration of Death Benefits, Accumulated Values and
         Cash Surrender Values............................................................................A-1
Appendix B-Surrender Charge Target Premiums and Maximum Deferred Sales Charges............................B-1
Financial Statements......................................................................................F-1

THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                        SUMMARY DESCRIPTION OF THE POLICY

       You should read this summary of the policy provisions together with the detailed information appearing later in this Prospectus. Unless otherwise noted, this Prospectus assumes the insured person is alive. The precise meanings of the few capitalized terms used in this summary can be found in the Glossary, on Pages 58 to 60.

THE POLICY

       National Life Insurance Company issues the VariTrak variable universal life insurance policy. This life insurance policy allows you, within limits, to make premium payments in any amount and whenever you like. As long as the policy remains in force, it will provide for:

              (1) Life insurance coverage which will provide a death benefit on the death of the named insured person;

              (2)    A cash surrender value;

              (3)    Surrender and withdrawal rights and policy loan privileges;
                     and

              (4) A variety of additional insurance benefits (where provided by optional riders, so long as those riders remain in force).

              This policy is designed to help lessen the economic loss resulting from the death of the insured person. You should consider your need for insurance coverage and the policy's investment potential on a long-term basis. The policy matures, resulting in payment of cash surrender value, when the insured reaches age 99.

              There is no fixed schedule for premium payments, although you may establish a schedule of planned periodic premiums. You may also, after a year and within limits, increase or decrease the policy's face amount, and you may change the death benefit option. The policy's value and death benefit will fluctuate based on the investment results of the chosen fund portfolios, the crediting of interest to the general account, and the deduction of charges.

              Lapse. The policy will not lapse simply because you do not pay any particular amounts of premiums. However, the payment of premiums in any amount or frequency will not necessarily guarantee that the policy will remain in force. In general, the policy will lapse if it does not have enough value to pay the monthly charges as they become due. During the first five years, the policy will not lapse even if its value is not enough to pay the monthly charges, if at least specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Minimum Guarantee Premium). See "How the Duration of the Policy May Vary," Page 25.

              Optional Guaranteed Death Benefit Rider. In addition, if you buy the optional Guaranteed Death Benefit Rider, your policy will not lapse even if its value is not enough to pay the monthly charges, if you have paid at least the Minimum Guarantee Premium, until the later of 20 years from the date the policy is issued or the insured person attains age 70. See "Optional Benefits - Guaranteed Death Benefit Rider," Page 47.

              If you already have life insurance, you should consider whether or not changing or adding to existing coverage would be advantageous. It may not be advisable to purchase another policy as a replacement for an existing policy.

THE SEPARATE ACCOUNT

              The separate account is divided into subaccounts, 28 of which are available under this policy. Each of these subaccounts buys shares of a corresponding fund portfolio. See "National Life Insurance Company, the Separate Account, and the Funds," Page 11.

              We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your policy which you allocate to the separate account.

AVAILABILITY OF POLICY

              We will issue this policy for insured persons from ages 0 to 85. The minimum face amount is generally $50,000, although exceptions to this minimum may be made for employee benefit plans. Before issuing a policy, we will require that the proposed insured person meet certain underwriting standards. We will assign the insured person to one of the following types of rate classes:

       -      Elite Preferred Nonsmoker
       -      Preferred Nonsmoker
       -      Standard Nonsmoker
       -      Preferred Smoker
       -      Standard Smoker
       -      Juvenile, or
       -      Substandard.

See "Issuance of a Policy," Page 26.

THE DEATH BENEFIT

              As long as your policy remains in force, we will pay the death benefit to your beneficiary, when we receive due proof of the death of the insured person. The death benefit will be increased by any additional benefits provided by a supplementary benefit rider. The death benefit will be reduced by any outstanding policy loans and accrued interest, and any unpaid monthly deductions.

              There are two death benefit options available, which we call Option A and Option B. You may choose which option will apply to your policy.

              If you choose death benefit Option A, the death benefit will be based on the greater of :


              (a) the face amount, or
              (b) the Accumulated Value multiplied by a factor specified by federal income tax law.

              If you choose death benefit Option B, the death benefit will be based on the greater of:

              (a) the face amount plus the Accumulated Value, or
              (b) the Accumulated Value multiplied by the same factor that applies to option A.

See "Death Benefit Options," Page 22.

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

              After a year, you may adjust the death benefit by changing the death benefit option or by increasing or decreasing the face amount of your policy. (See "Change in Death Benefit Option," Page 23, and "Ability to Adjust Face Amount," Page 24.)

              Any change in death benefit option or in the face amount may affect the charges under your policy. If you increase the face amount, your monthly charges will increase. A decrease in face amount may decrease the monthly charges. (See "Cost of Insurance Charge," Page 33.)

              If you request a decrease in face amount which would cause the policy not to qualify as life insurance under federal tax law, we will not allow the decrease.

ACCUMULATED VALUE

              The Accumulated Value is the total amount of value held in the policy at any time. It equals the sum of the amounts held in the separate account and the general account. (See "Calculation of Accumulated Value," Page 26.)

              The Accumulated Value in the separate account will reflect:

       -      the investment performance of your chosen funds
       -      premiums paid
       -      transfers
       -      withdrawals
       -      policy loans
       -      loan repayments
       -      loan interest charged, and
       -      the charges assessed in connection with the policy.

              We pay interest on Accumulated Value in the general account at rates we declare in advance for specific periods. We guarantee that these rates will be at least 4%. (See "The General Account," Page 42.)

              The Accumulated Value will likely impact both the death benefit and the cost of insurance charges.

ALLOCATION OF PREMIUMS

              You will specify, in the application for your policy, the percentages of premium to go to each subaccount of the separate account or to the general account. You may change these percentages whenever you like. You may choose among all 28 available subaccounts of the separate account. However, we may limit the number of different subaccounts, other than the money market subaccount, used in your policy over its entire life to 16.

              We will allocate all premiums, after reduction for premium taxes, received during the free-look period that are to go to the separate account to the money market subaccount. At the end of the free look period, we will move the amount in the money market subaccount (including investment experience) to your chosen subaccounts. For this purpose, we will assume that the free-look period ends 20 days after the date the policy is issued. Premiums received after the free look period ends will be allocated directly to your chosen subaccounts. (See "Allocation of Net Premiums," Page 28.)

TRANSFERS

              You may transfer the amounts in the subaccounts and the general account. Transfers between the subaccounts or from the separate account into the general account will be made on the day we receive the request. We limit transfers out of the general account to the greater of $1000 or 25% of the Accumulated Value in the general account. We also allow only one transfer out of the general account per year. See "Transfers," Page 29.

FREE-LOOK PRIVILEGE

              The Policy provides for an initial "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums you paid. This free-look period ends on the latest of:

(a) 45 days after you sign Part A of your application for the Policy
(b) 10 days after you receive the Policy, and
(c) 10 days after we mail or personally deliver to you a Notice of Withdrawal Right,

or, in each case, any longer period provided by state law. To cancel your policy, you must return the Policy to us or to our agent within such time with a written request for cancellation. (See "Free-Look Privilege," Page 40.)


CHARGES ASSESSED IN CONNECTION WITH THE POLICY

              Summary of Policy Expenses.

           TRANSACTION EXPENSES
                Premium Tax (as a percentage of premiums paid).............3.25%
                Sales Load Imposed on Purchases............................NONE
                Surrender Charge...........................................See Page 31
                Withdrawal Charge..........................................Lesser of 2% of amounts withdrawn or $25
                Transfer Charge............................................NONE*

----------------------------------
* We currently have no transfer charge, but we reserve the right to charge up to $25 for each transfer in excess of twelve transfers in any one year.

           SEPARATE ACCOUNT AND POLICY CHARGES
                Mortality and Expense Risk Charge (deducted daily).........0.90% (as a percentage of separate account Accumulated Value)
                Cost of Insurance Charge (deducted monthly)................Varies by age, sex, Rate Class, policy size and duration of the policy- See Pages 33
                                                                           and 34
                Administrative Charge (deducted monthly)...................$90 per year
                Rider Charges (deducted monthly)...........................See "Optional Benefits" on Page 46 for
                                                                               charges for optional riders you may
                                                                               choose to include in your policy

ANNUAL EXPENSES OF UNDERLYING FUNDS(1) (for the year ended December 31, 1999):

                                                       Management           Other             Total
                                                       Fee, after         Expenses,         Expenses,
                                                         expense        after expense     after expense
                                                      reimbursement     reimbursement     reimbursement
       Sentinel Variable Products Trust
           Common Stock Fund                              0.00%             0.48%             0.48%
           Mid Cap Growth Fund                            0.19%             0.52%             0.71%
           Small Company Fund                             0.05%             0.52%             0.57%
           Growth Index Fund                              0.04%             0.56%             0.60%
           Money Market Fund                              0.00%             0.40%             0.40%

       Alger:
           Alger American Growth Portfolio                0.75%             0.04%             0.79%
           Alger American Leveraged AllCap
           Portfolio                                      0.85%             0.08%             0.93%
           Alger American Small Capitalization            0.85%             0.05%             0.90%

       American Century Variable Portfolios, Inc.
           VP Value Portfolio                             1.00%             0.00%             1.00%
           VP Income & Growth Portfolio                   0.70%             0.00%             0.70%

       Dreyfus Socially Responsible Growth Fund, Inc.
           Socially Responsible Growth Fund, Inc.         0.75%             0.04%             0.79%

       Fidelity: Variable Insurance Products Fund I
           Equity Income Portfolio                        0.48%             0.08%             0.56%
           Growth Portfolio                               0.58%             0.07%             0.65%
           High Income Portfolio                          0.58%             0.11%             0.69%
           Overseas Portfolio                             0.73%             0.14%             0.87%

       Fidelity: Variable Insurance Products Fund II
           Index 500 Portfolio                            0.24%             0.04%             0.28%
           Contrafund Portfolio                           0.58%             0.07%             0.65%
           Investment Grade Bond Portfolio                0.43%             0.11%             0.54%

        INVESCO Variable Insurance Funds, Inc.
           VIF Dynamics Fund                              0.75%             0.51%             1.26%
           VIF Health Sciences Fund                       0.75%             0.73%             1.48%
           VIF Technology Fund                            0.75%             0.56%             1.31%

       J.P. Morgan Series Trust II
           International Opportunities Portfolio          0.60%             0.60%             1.20%
           Small Company Portfolio                        0.60%             0.55%             1.15%

       Market Street Fund, Inc.
           Bond Portfolio                                 0.35%             0.17%             0.52%
           Managed Portfolio                              0.40%             0.17%             0.57%

       Neuberger Berman Advisers Management Trust
           Partners Portfolio                             0.80%             0.07%             0.87%

       Strong Variable Insurance Funds, Inc.
           Mid Cap Growth Fund II                         1.00%             0.10%             1.10%

       Strong Opportunity Fund II                         1.00%             0.10%             1.10%

           (1)The fund expenses shown above are assessed at the underlying fund level and are not direct charges against the subaccounts. These underlying fund expenses are taken into consideration in computing each underlying fund's net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying fund. The information relating to the underlying fund expenses was provided by the underlying funds. We did not independently verify it. In the absence of any voluntary fee waivers or expense reimbursements, the management fees, other expenses, and total expenses of the funds listed below would have been as follows:

                                                      MANAGEMENT            OTHER              TOTAL MUTUAL
                                                      FEES                  EXPENSES           FUND EXPENSES
      Sentinel Variable Products Trust:
                   Common Stock Fund                      0.47%               0.52%               0.99%
                  Mid Cap Growth Fund                     0.49%               0.52%               1.01%
                  Small Company Fund                      0.50%               0.52%               1.02%
                   Growth Index Fund                      0.30%               0.56%               0.86%
                   Money Market Fund                      0.25%               0.52%               0.77%
      Fidelity VIP Fund-Equity Income Portfolio          0.48%                0.09%               0.57%
      Fidelity VIP Fund-Growth Portfolio                 0.58%                0.08%               0.66%
      Fidelity VIP Fund-Overseas Portfolio               0.73%                0.18%               0.91%
      Fidelity VIP Fund II-Index 500 Portfolio           0.24%                0.10%               0.34%
      Fidelity VIP Fund II-Contrafund Portfolio          0.58%                0.09%               0.67%
      Strong Mid Cap Growth Fund II                      1.00%                0.20%               1.20%
      Strong Opportunity Fund II                         1.00%                0.20%               1.20%
      INVESCO Variable Insurance Funds, Inc.:
           VIF Dynamics Fund                             0.75%                1.53%               2.28%
           VIF Health Sciences Fund                      0.75%                2.11%               2.86%
           VIF Technology Fund                           0.75%                0.78%               1.53%
      J.P. Morgan International Opportunities            0.60%                1.38%               1.98%
      J.P. Morgan Small Company                          0.60%                1.97%               2.57%

              We expect these reimbursement arrangements to continue, but there are no legal obligations to continue these arrangements for any particular period of time; if they are terminated, the affected Portfolios' expenses may increase.

              Premium Tax Charge. We deduct a premium tax charge from each premium payment, to cover the cost of state and local premium taxes, and the federal DAC tax. This charge is 3.25% of each premium. For qualified employee benefit plans, the charge will be 2.00% of each premium rather than 3.25%. We may change the amount of the charge deducted from future premiums if the applicable law changes. (See "Premium Tax Charge," Page 30.)

              Monthly Deductions. On the date of issue and each month thereafter, we will take a deduction from the Accumulated Value equal to the sum of:

       (a) the monthly cost of insurance charge
       (b) the monthly administrative charge, and
       (c) if applicable, a charge for any additional benefits added by rider.

              We calculate the monthly cost of insurance charge by multiplying the net amount at risk (that is, the unadjusted death benefit less the policy's Accumulated Value) by the applicable cost of insurance rate(s). These rates will depend upon the age, sex, and rate class of the insured person, the time the coverage has been in force, your policy size, and on our expectations of future mortality and expense experience. Our cost of insurance rates cannot exceed the guaranteed maximum cost of insurance rates set forth in your policy. These guaranteed maximum rates are based on the insured person's age, sex, rate class, and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance Charge," Page 33.)

              The monthly administrative charge is currently $7.50. (See "Monthly Administrative Charge," Page 34.)

              After 10 years, we will credit a separate account enhancement under which the Monthly Deductions are reduced by 0.50% per annum of the Accumulated Value in the separate account. (See "Separate Account Enhancement," Page 35.) The separate account enhancement is guaranteed.

       Surrender Charge. We impose a surrender charge if you surrender your policy or it lapses at any time during the first 15 years after the policy issue date or the date of any face amount increase. The surrender charge consists of a deferred administrative charge and a deferred sales charge. (See "Surrender Charge," Page 31.)

The deferred administrative charge is generally initially $2 per $1,000 of initial face amount and of each subsequent face amount increase. The charge is lower for coverage issued to insureds younger than 25 at issue. After the first five years from the issue or increase date, the deferred administrative charge declines linearly by month until the end of the fifteenth year from issue date or increase date, when it becomes zero.

       The deferred sales charge is based on the initial face amount as well as the face amount of any subsequent face amount increase, and the age, sex, and rate class of the insured person. The initial face amount and each subsequent face amount increase will each be unique coverage segments. For each coverage segment the deferred sales charge will be level for the first five years after the issue of the coverage segment, and then will decline linearly by month through the end of the fifteenth year of the coverage segment as measured from the coverage segment issue date. The deferred sales charge at issue will be shown in your Policy.

       Appendix B to this Prospectus contains a table showing the deferred sales charge for male and female nonsmokers and smokers at each age at the time a policy is issued, expressed as a dollar amount per $1,000 of initial face amount.

       Daily Charge Against the Separate Account (Mortality and Expense Risk Charge). We assess a daily charge for assuming certain mortality and expense risks incurred in connection with the policies. This charge is currently 0.90% annually of the average daily net assets of the separate account. (See "Mortality and Expense Risk Charge," Page 35.)

       Withdrawal Charge. If you make a withdrawal from your policy, we assess a withdrawal charge equal to the lesser of 2% of the amount withdrawn or $25. (See "Withdrawal Charge," Page 35.)

       Transfer Charge. You may transfer value among the subaccounts on any business day, without charge. We have no current intent to impose a transfer charge in the foreseeable future; however, we may impose in the future a charge of $25 for each transfer in excess of twelve transfers in any one year. (See "Transfer Charge," Page 35.)

       Projection Report Charge. If you request a projection report, we may impose a charge, not to exceed $25. (See "Projection Report Charge," Page 35.)

       Other Charges. Shares of the Portfolios are purchased by the subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. These management fees and expenses are shown above under "Annual Charges of Underlying Funds".

LOAN PRIVILEGE

              After a year, you may borrow against your policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent monthly deduction. Policy loans may be taken, or repayments made, on any business day.

              We charge interest on Policy loans at a fixed rate of 6% per year. Interest is added to the loan balance at the end of each policy year. You may repay policy loans at any time and in any amount. When the death benefit becomes payable or the policy is surrendered, we will deduct policy loans and accrued interest from the proceeds otherwise payable. When you take a policy loan, we will hold Accumulated Value in the general account as collateral for the policy loan. We credit interest on amounts held in the general account as collateral for policy loans at rates we declare prior to each calendar year. This rate will be at least 4%.

              We will credit interest on Accumulated Value held as collateral for loans in the general account for policies that are more than 10 years old at rates which are 0.50% per annum higher than those that apply to policies still in their first ten years. We also currently plan to make preferred loans available when a policy is 10 years old. These preferred loans will be limited in amount. For these preferred policy loans, we will credit interest on the amount held in the general account as collateral at an annual rate of 6%. However, we are not obligated to continue to make preferred loans available, and we will make these loans available in our sole discretion. (See "Loan Privileges," Page 36.)

              Loans may cause a policy to lapse, depending on investment performance and the amount of the loan. If a policy is not a Modified Endowment Contract, lapse with policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 48.)

WITHDRAWAL OF CASH SURRENDER VALUE

              After a year, you may request a withdrawal of Cash Surrender Value. Withdrawals must be at least $500 (except that we may permit smaller withdrawals for employee benefit plans). Withdrawals cannot be more than the Cash Surrender Value minus three times the most recent monthly deduction. We will take the withdrawal amount from the subaccounts based on your instructions. If you do not provide instructions, we will take the withdrawal from the subaccount in proportion to the values in the subaccounts. If the values in the subaccounts will not allow us to carry out your instructions, we will not process the withdrawal until you provide further instructions. You may not allocate withdrawals to the general account until all the value in the separate account has been exhausted. (See "Withdrawal of Cash Surrender Value," Page 38.)

SURRENDER OF THE POLICY

              You may surrender your policy at any time and receive the cash surrender value, if any. The cash surrender value will equal the Accumulated Value less any policy loan with accrued interest and any surrender charge. (See "Surrender Privilege," Page 37.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

       We currently offer, at no charge to you, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. For a description of these features, see "Available Automated Fund Management Features," Page 40.

TAX TREATMENT

              Life insurance contracts receive tax-favored treatment under current federal income tax law. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be taxed on any increase in cash surrender value while your policy remains in force. Also, your beneficiary generally should not be taxed on death benefit proceeds. We believe that a policy issued on a standard rate class basis generally should meet the Section 7702 definition of a life insurance contract. For policies issued on a substandard basis, there is insufficient guidance to determine if such a policy would in all situations satisfy the Section 7702 definition of a life insurance contract, particularly if you pay the full amount of premiums permitted under the policy. (See "Tax Status of the Policy," Page 48.)

              A policy may be treated as a "Modified Endowment Contract" in some situations. If your policy is a Modified Endowment Contract, then certain pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59-1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page 48.)

              If your policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract, and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts," Page 49.)

OTHER POLICIES

       We offer other variable life insurance policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect the value of the subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.


ILLUSTRATIONS

              Illustrations of how investment performance of the subaccounts may cause the death benefit, the Accumulated Value and the cash surrender value to vary are included in Appendix A commencing on Page A-1.

              These illustrations of hypothetical values may help you understand the long-term effects of different levels of investment performance, of charges and deductions, and of electing one or the other death benefit option. They may also be useful in generally comparing and contrasting this policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return. THEY ARE NOT GUARANTEED. Illustrations are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will differ from those illustrated.

QUESTIONS

       If you have questions, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

             NATIONAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT,
                                       AND
                                    THE FUNDS

NATIONAL LIFE INSURANCE COMPANY

              National Life Insurance Company ("National Life", or "we") is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1999, National Life's consolidated assets were over $9.4 billion. (See "Financial Statements," Page F-1.)

THE SEPARATE ACCOUNT

              We established the Separate Account on February 1, 1985 under Vermont law. It is a separate investment account to which we allocate assets to support the benefits payable under the policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.

              The Separate Account's assets are the property of National Life. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies may, however, be exposed to liabilities arising from other subaccounts of the Separate Account that fund other variable life insurance policies. The Separate Account may also include amounts derived from expenses we have charged to the Policies (and other policies) which we currently hold in the Separate Account, and amounts held to support other variable life insurance policies we may issue. From time to time we may move these additional amounts to our General Account.

              The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "separate account" under Federal securities laws.

              You may choose among the Subaccount options described below. However, we may limit the number of different Subaccounts, other than the Money Market Subaccount, used in any one Policy over its entire life to 16.

SENTINEL VARIABLE PRODUCTS TRUST

       The Common Stock, Mid Cap Growth, Small Company, Growth Index and Money Market Subaccounts of the Variable Account invest in shares of Sentinel Variable Products Trust, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Sentinel Variable Products Trust shares represents an interest in a separate portfolio within the Trust. They are purchased and redeemed by the corresponding

Subaccounts of the Variable Account. Sentinel Variable Products Trust sells and redeems its shares at net asset value without a sales charge.

       The investment objectives of Sentinel Variable Products Trust's Funds are set forth below. The investment experience of each of the Subaccounts of the Variable Account depends on the investment performance of the corresponding Fund. There is no assurance that any Fund will achieve its stated objective.

       The Common Stock Fund. The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies.

       The Mid Cap Growth Fund. The Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks.

       The Small Company Fund. The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies that National Life Investment Management believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks.

       The Growth Index Fund. The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index.

              The Money Market Fund. The Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations.

              National Life Investment Management Company, Inc. ("NLIMC") manages each of the Funds of Sentinel Variable Products Trust. NLIMC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. NLIMC is a wholly owned subsidiary of National Life.

       A full description of Sentinel Variable Products Trust, its investment objectives and policies, its risks, expenses, and other aspects of its operation is contained in the attached Prospectus for Sentinel Variable Products Trust, which you should read together with this Prospectus.

ALGER AMERICAN FUND

       The Separate Account has three Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. The Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge.

       The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

       Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

       Alger American Leveraged AllCap Portfolio. This Portfolio seeks long-term capital appreciation. It invests in the equity securities of companies of any size which demonstrate promising growth potential. This Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.

       Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

       The Alger American Alger American Growth Portfolio, the Alger American Leveraged AllCap Portfolio and the Alger American Samll Capitalization Portfolio are managed by Fred Alger Management, Inc.

       A full description of the Alger American Fund, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the Alger American Small Capitalization Portfolio, the Alger American Growth Portfolio and the Alger American Leveraged AllCap Portfolio.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

       The Separate Account has one Subaccount which invests exclusively in shares of the VP Value portfolio, and one Subaccount which invests exclusively in shares of VP Income & Growth portfolio, each of which are series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Portfolios will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

       The investment objectives of the Portfolios of American Century Variable Portfolios, Inc. in which the Subaccounts are expected to invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

       VP Value. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

       VP Income & Growth. To seek dividend growth, current income and capital appreciation. The Portfolio will seek to achieve its investment objective by investing in common stocks.

       The VP Value Portfolio and the VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc. A full description of these Portfolios, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for VP Value and VP Income & Growth.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

       The Variable Account has one Subaccount which invests exclusively in shares of The Dreyfus Socially Responsible Growth Fund, Inc. This Fund is registered with the SEC as a diversified open-end management investment company.

       The investment objective of The Dreyfus Socially Responsible Growth Fund, Inc. is set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that the Fund will achieve its stated objective.

       The Dreyfus Socially Responsible Growth Fund, Inc. The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund invests primarily in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

       The Dreyfus Socially Responsible Growth Fund, Inc. is managed by The Dreyfus Corporation. A full description of this Fund, its investment objectives and policies, and the risks, expenses and other aspects of its operation is contained in the attached Prospectus for The Dreyfus Socially Responsible Growth Fund, Inc.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND
II

       The Separate Account has four Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") and three Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund II ("VIP Fund II"). Like the Market Street Fund, the VIP Fund and the VIP II Fund are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Fund or VIP Fund II. Shares of these Portfolios are purchased and redeemed by the Separate Account at net asset value without a sales charge.

       The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund and the Contrafund, Index 500 and Investment Grade Bond Portfolios of the VIP Fund II are managed by Fidelity Management and Research Company ("FMR"). Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio. FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors for the Overseas Portfolio.

       The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

       Equity-Income Portfolio. This Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Composite Index of 500 Stocks ("S&P 500"). FMR normally invests at least 65% of the Portfolio's assets in income-producing equity securities.

       Growth Portfolio. This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential.

       High Income Portfolio. This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Fund, which should be read carefully before investing.

       Overseas Portfolio. This Portfolio seeks long term growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in foreign securities. FMR normally invests the Portfolio's assets primarily in common stocks.

       Contrafund Portfolio. This Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.

       Index 500 Portfolio. This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Bankers Trust Company normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.

       Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. It normally invests in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

       A full description of the VIP Fund and VIP Fund II, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the VIP Fund and VIP Fund II.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

       The Variable Account has three Subaccounts which invests exclusively in shares of the following three series of INVESCO Variable Investment Funds, Inc.:

       INVESCO VIF - Dynamics Fund
       INVESCO VIF - Health Sciences Fund
       INVESCO VIF - Technology Fund

       INVESCO Variable Investment Funds, Inc. is a mutual fund registered with the SEC as a diversified open-end management investment company issuing shares of a number of Funds. Shares of these Funds are purchased and redeemed by the Variable Account at net asset value without a sales charge.

       The investment objectives of the INVESCO Variable Investment Funds, Inc. Funds in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that any of these Funds will achieve its stated objective.

       INVESCO VIF - Dynamics Fund. This Fund seeks to make an investment grow. It is actively managed. The Fund invests primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in common stocks of mid-sized U.S. companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase - but also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

       INVESCO VIF - Health Sciences Fund. This Fund seeks to make an investment grow. It is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services.

       INVESCO VIF - Technology Fund. This Fund seeks to make an investment grow. It is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet, IT services and consulting, oceanography, office and factory automation, networking, robotics, and video.

       The INVESCO VIF Dynamics Fund, Health Sciences Fund and Technology Fund are managed by INVESCO Funds Group, Inc. A full description of these Funds, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the INVESCO VIF - Dynamics Fund, the INVESCO VIF - Health Sciences Fund, and the INVESCO VIF - Technology Fund.

J.P. MORGAN SERIES TRUST II

       The Separate Account has one Subaccount which invests exclusively in shares of the J.P. Morgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of J.P. Morgan Small Company Portfolio, each of which are series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Portfolios will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

       The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

       J.P. Morgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

       J.P. Morgan Small Company Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations of less than $1 billion. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

       The J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc. A full description of these Portfolios, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio.

THE MARKET STREET FUND

              The Bond and Managed Subaccounts of the Separate Account invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund. They are purchased and redeemed by the corresponding Subaccounts of the Separate Account. The Market Street Fund sells and redeems its shares at net asset value without a sales charge.

              The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below. The investment experience of each of the Subaccounts of the Separate Account depends on the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

              The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

              The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

       Sentinel Advisors Company ("SAC") manages the Bond and Managed Portfolios. SAC is registered as an investment adviser under the Investment Advisers Act of 1940. SAC is a partnership whose partners are affiliates of National Life, Provident Mutual Life Insurance Company ("Provident Mutual"), and The Penn Mutual Life Insurance Company. National Life's affiliate is currently the managing partner of SAC and is entitled to the majority share of SAC's profit or loss. It is expected that SAC will be replaced as investment advisor to these two Portfolios in the near future.

       A full description of the Market Street Fund, its investment objectives and policies, its risks, expenses, and other aspects of its operation is contained in the attached Prospectus for the Market Street Fund, which you should read together with this Prospectus.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

       The Separate Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio.

       The investment objectives of the Partners Portfolio are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that the Portfolio will achieve its stated objective.

       Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid-to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

              The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser. A full description of this Portfolio, its investment objectives and policies, and the risks, expenses and other aspects of its operation is contained in the attached Prospectus for the Partners Portfolio of Neuberger Berman Advisers Management Trust.

STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.

       The Separate Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company. Shares of these Funds will be purchased and redeemed by the Separate Account at net asset value without a sales charge.

       The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Portfolio. There is no assurance that either Portfolio will achieve its stated objective.

       Mid Cap Growth Fund II . This Portfolio seeks capital growth. It invests primarily in equity securities that the advisor believes have above-average growth prospects.

       Strong Opportunity Fund II, Inc. This Fund seeks capital appreciation through investments in a diversified portfolio of equity securities.

       The Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc.

       A full description of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the Mid Cap Growth Fund II and Strong Opportunity Fund II, Inc.

OTHER INFORMATION

              Contractual Arrangements. We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 1999, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:

----------------------------------------------------------------------------------------------------------------------
                                                                                     Revenues National Life Received
                     Portfolios of the                             % of Assets                 During 1999
----------------------------------------------------------------------------------------------------------------------
Alger American Fund                                                   0.10%                     $12,728.64
----------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.                            0.20%                       1,160.23
----------------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II                                           0.20%                         345.85
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust                            0.15%                         271.61
----------------------------------------------------------------------------------------------------------------------
Strong VIF and Opportunity Fund II                                    0.20%                       1,255.07
----------------------------------------------------------------------------------------------------------------------

       With respect to Fidelity VIPF and VIPF II Funds, an agreement was reached during 2000 under which National Life would receive compensation equal to 0.10% of assets (except 0.05% with respect to the Index 500 Portfolio). National Life will receive compensation equal to 0.20% for assets in Dreyfus Socially Responsible Growth Fund, Inc. and equal to 0.25% for assets in INVESCO Variable Insurance Funds, Inc. These arrangements may change from time to time, and may include more Funds in the future.

       Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

       Resolving Material Conflicts. The participation agreements under which the Funds sell their shares to Subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

       Should an agreement between National Life and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

       Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

       The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

       In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.

       Net Investment Return of the Separate Account. The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Separate Account since the inception of the Subaccounts through December 31, 1999. With respect to the Subaccounts of the Market Street Fund, (other than the Growth and Sentinel Growth Portfolios) the Variable Insurance Products Fund and the Alger American Fund, the inception date of the Subaccounts is March 13, 1996, the date that the Policies were first offered. With respect to the Subaccounts of the Growth and Sentinel Growth Portfolios, the inception date of the Subaccounts is March 18, 1996. With respect to the Subaccounts of the Variable Insurance Products Fund II, the inception date of the Subaccounts is May 1, 1997. With respect to the Subaccounts of the American Century Variable Portfolios, Inc., the Goldman Sachs Variable Insurance Trust, the J.P. Morgan Series Trust II, the Neuberger Berman Advisers Management Trust, the Strong Variable Insurance Funds, Inc. and the Strong Opportunity Fund II, Inc., the inception date of the Subaccounts is August 3, 1998.

       The net investment returns reflect investment income and capital gains and losses less investment management fees and expenses and the Mortality and Expense Risk Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges which will significantly reduce the returns.

       Returns are not annualized for periods under one year.

                                        Subaccount
                                         Effective
                                           Date       1999      1998      1997      1996    1995   1994  1993  1992  1991  1990
                                        -----------------------------------------------------------------------------------------
Sentinel Variable Products Trust
        Common Stock                     3/18/1996      2.04%    12.49%    26.32%   13.41%    N/A    N/A   N/A   N/A  N/A    N/A
        Mid Cap Growth                   3/18/1996     37.57%    14.43%    30.41%   10.62%    N/A    N/A   N/A   N/A  N/A    N/A
        Money Market                     3/13/1996      3.97%     4.39%     4.39%    3.36%    N/A    N/A   N/A   N/A  N/A    N/A
        Small Company                    3/13/1996     14.88%     6.93%    20.13%   13.29%    N/A    N/A   N/A   N/A  N/A    N/A
        Growth Index                     12/1/2000        N/A       N/A       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A

Alger
        Alger American Growth Portfolio  3/13/1996     32.55%    46.75%    24.63%    6.94%    N/A    N/A   N/A   N/A  N/A    N/A
        Alger American Small
        Capitalization                   3/13/1996     42.14%    14.50%    10.40%    0.53%    N/A    N/A   N/A   N/A  N/A    N/A
        Leveraged All Cap                12/1/2000        N/A       N/A       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A

American Century Variable Portfolios,
Inc.
        VP Value Portfolio                8/3/1998     -1.73%     4.28%       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A
        VP Income & Growth Portfolio      8/3/1998     16.97%     9.86%       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A

Dreyfus
        Dreyfus Socially Responsible
        Growth                           12/1/2000        N/A       N/A       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A

Fidelity: Variable Insurance Products
Fund I
        Equity Income                    3/13/1996      5.38%    10.63%    26.97%   10.18%    N/A    N/A   N/A   N/A  N/A    N/A
        Growth                           3/13/1996     36.21%    38.25%    22.38%    9.09%    N/A    N/A   N/A   N/A  N/A    N/A
        High Income                      3/13/1996      7.19%    -5.18%    16.62%    9.61%    N/A    N/A   N/A   N/A  N/A    N/A
        Overseas                         3/13/1996     41.36%    11.75%    10.56%   11.54%    N/A    N/A   N/A   N/A  N/A    N/A

Fidelity: Variable Insurance Products
Fund II
        Contrafund                        5/1/1997     23.15%    28.82%    22.58%      N/A    N/A    N/A   N/A   N/A  N/A    N/A
        Index 500                         5/1/1997     19.44%    27.18%    21.91%      N/A    N/A    N/A   N/A   N/A  N/A    N/A
        Investment Grade Bond            12/1/2000        N/A       N/A       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A

INVESCO Variable Investment Funds
        Dynamics Fund                    12/1/2000        N/A       N/A       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A
        Health Sciences Fund             12/1/2000        N/A       N/A       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A
        Technology Fund                  12/1/2000        N/A       N/A       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A

J.P. Morgan Series Trust II
        International Opportunities
        Portfolio                         8/3/1998     35.44%    -2.91%       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A
        Small Company Portfolio           8/3/1998     43.11%     0.03%       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A

Market Street Fund, Inc.
        Bond Portfolio                   3/13/1996     -4.17%     7.26%     8.53%    2.82%    N/A    N/A   N/A   N/A  N/A    N/A
        Managed Portfolio                3/13/1996      0.00%    11.50%    20.16%    8.43%    N/A    N/A   N/A   N/A  N/A    N/A

Neuberger Berman Advisers Management
Trust
        Partners Portfolio                8/3/1998      6.41%     2.11%       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A

Strong Variable Insurance Funds, Inc.
        Mid Cap Growth Fund               8/3/1998     88.19%    13.20%       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A

Strong Opportunity Fund II                8/3/1998     33.70%     4.20%       N/A      N/A    N/A    N/A   N/A   N/A  N/A    N/A


THE GENERAL ACCOUNT

              For information on the General Account, see Page 42.

                    DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

              General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured's death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. (See "Payment of Policy Benefits," Page 43.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.

              Death Benefit Options. The Policy provides two Death Benefit
Options: Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page 23.

              Option A. The Unadjusted Death Benefit is equal to the greater of:

(a) the Face Amount of the Policy, and

(b) the Accumulated Value multiplied by the specified percentage shown in the table below:

         Attained Age         Percentage                      Attained Age      Percentage
         ------------         ----------                      ------------      ----------
         40 and under         250%                            60                130%
            45                215%                            65                120%
            50                185%                            70                115%
            55                150%                            75 and over       105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

              Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

              Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000, and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000).

              Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the

Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

       Option B. The Unadjusted Death Benefit is equal to the greater of:

(a) the Face Amount of the Policy plus the Accumulated Value, and

(b) the Accumulated Value multiplied by the specified percentage shown in the table above.

       Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

       Under Option B, a Policy with a face amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Since the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

       Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

       Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option in effect by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

              On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

       If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

       A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 48.)

       How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

ABILITY TO ADJUST FACE AMOUNT

       You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page 48.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

       Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2000). You may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured's insurability.

       On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

       An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," Page 33.)

       Each increase in face amount will begin a new period of surrender charges in effect for 15 years from the date of the increase. This additional surrender charge is based on the face amount of the increase only. This additional surrender charge is described in detail in the Surrender Charge section on page 27.

       Decrease. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

       A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

       For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

              (a) first, the increase in Face Amount provided by the most recent increase;

              (b) then the next most recent increases, in inverse chronological order; and finally

              (c) the Initial Face Amount.

HOW THE DURATION OF THE POLICY MAY VARY

              Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium. You have certain rights to reinstate your Policy, if it should lapse. (See "Reinstatement," Page 29.)

              In addition, an optional Guaranteed Death Benefit Rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date.

ACCUMULATED VALUE

              The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

              The Accumulated Value and Cash Surrender Value will reflect:

       -      the Net Premiums paid
       -      the investment performance of the Portfolios you have chosen
       - the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account
       -      any transfers
       -      any Withdrawals
       -      any loans
       -      any loan repayments
       -      any loan interest charged, and
       -      charges assessed on the Policy.

              Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

              Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

              Net Investment Factor. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

              The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions - Mortality and Expense Risk Charge," Page 35.)

              Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

              (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

              (2) The value attributable to the Policy in the General Account (See "The General Account," Page 42.)

PAYMENT AND ALLOCATION OF PREMIUMS

              Issuance of a Policy. To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded.

              The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans. We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. (See "Distribution of Policies," Page 54.) A tax-favored arrangement, including qualified pension plans, should carefully consider the costs and benefits of the Policy (such as asset diversification) before purchasing a Policy since the tax-favored arrangement itself provides for tax-sheltered growth.

              From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer "no" to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

              The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of:

(a) the 90th day from the date of the agreement;
(b) the date that insurance takes effect under the Policy;
(c) the date a policy, other than as applied for, is offered to you;
(d) five days from the date we mail a notice of termination of coverage;
(e) the time you first learn that we have terminated the temporary life insurance; or
(f) the time you withdraw the application for life insurance.

              We offer a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted has been in force for at least twelve months, the amount of the credit is 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

              The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

              We also offer a one time credit to Home Office employees who purchase a VariTrak Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.

              Amount and Timing of Premiums. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

              You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

              You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider, in either case so long as you have paid the Minimum Guarantee Premium).

              Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment.

              Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk. This will produce lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

              Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

              Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

              Premium Limitations. The Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

              The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," Page 47.)

              Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

              Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See "Telephone Transaction Privilege," Page 40.) You must make allocations in whole number percentages of at least 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

              We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Money Market Subaccount. For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on your instructions.

              For example, assume a Policy was issued with Net Premiums to be allocated 25% to the Managed Subaccount, 25% to the Bond Subaccount and 50% to the General Account. During the period stated above, 50% (25% + 25%) of the Net Premiums will be allocated to the Money Market Subaccount. At the end of such period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Managed Subaccount and 50% to the Bond Subaccount.

              The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

              Transfers. You may transfer the Accumulated Value between and among the Subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," Page 40.) Transfers between and among the Subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see "Transfers from General Account," Page 43.

              Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the twelve free transfers in any Policy Year:

       -      transfers resulting from Policy loans
       - transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features
       - transfers resulting from the exercise of the transfer rights described on Page 40 (see "Policy Rights - Other Transfer Rights," Page 40), and
       - the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

              Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as you pay the Minimum Guarantee Premium.

       In addition, if you purchase the Guaranteed Death Benefit Rider, and pay the Minimum Guarantee Premium as of each Monthly Policy Date, your Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy if longer, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions. If you purchase the Guaranteed Death Benefit Rider, your Minimum Guarantee Premium will be higher than if you do not purchase the Guaranteed Death Benefit Rider. (See "Optional Benefits - Guaranteed Death Benefit," Page 47.)

              The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

              Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured's insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Death Benefit Guarantee Rider may be reinstated.

       Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of the chosen Subaccounts is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the purpose for which the Policy was purchased. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Subaccount investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," Page 47.)

       For Policies that are intended to be used in multiple employer welfare benefit plans established under Section 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. Congress is currently considering legislation that might remove some or all of the tax advantage of these plans and the Internal Revenue Service has raised questions about certain of these arrangements under existing law. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "Section 419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences.

                             CHARGES AND DEDUCTIONS

       Charges will be deducted in connection with the Policy to compensate us for:

       (a) providing the insurance and other benefits set forth in the Policy;

       (b) administering the Policy;

       (c) assuming certain mortality and other risks in connection with the Policy; and

       (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation.

       We may realize a profit from any charges. We may use any profit for any purpose, including payment of distribution expenses. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

PREMIUM TAX CHARGE

       We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%.

       The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

SURRENDER CHARGE

              We impose a Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a face amount increase.

              Deferred Administrative Charge. The Deferred Administrative Charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase. After the first five Policy years since issue or increase, it declines linearly by Policy Month through the end of Policy Year 15 following issue or increase, after which it is zero. Charges per $1,000 of Face Amount for sample issue ages are shown below:

                  Sample                                      Charge per $1000
                  Issue Age                                   of Face Amount
                  ---------                                   --------------
                  0 - 5                                             None
                  10                                                $0.50
                  15                                                $1.00
                  20                                                $1.50
                  25 - 85                                           $2.00

              For Issue Ages not shown, the charge will increase by a ratable portion for each full year. The Deferred Administrative Charge has been designed to cover actual expenses for the issue and underwriting of Policies, and is not intended to produce a profit.

              Deferred Sales Charge. The Deferred Sales Charges are presented in Appendix B to this Prospectus. Appendix B expresses the Deferred Sales Charge as a dollar amount per $1,000 of initial face amount. There will be a deferred sales charge associated with the initial policy face amount as well as with each subsequent face amount increase. Each such portion of the deferred sales charge will have a duration of fifteen policy years as measured from the issue date of the corresponding face amount. Each portion of the deferred sales charge will be level for the first five policy years then decrease linearly by Policy Month until the end of the fifteenth policy year.

              To illustrate the calculation of a Policy's Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

              Deferred Administrative Charge. The Deferred Administrative Charge for the first five Policy Years is $200. This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)). The Deferred Administrative Charge reduces linearly by Policy Month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Administrative Charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy Year) will be $158.68 ($200 - ($200 x (25/121)). After completion of the 15th
              Policy Year, the Deferred Administrative Charge is zero. The schedule of Deferred Administrative Charges in effect for the first fifteen Policy Years is shown in the Policy.

              Deferred Sales Charge. The Deferred Sales Charge in effect for the first five Policy Years is $826. This is calculated by applying the charge of $8.26 per $1,000 of Face Amount for Issue Age 45 found in Appendix B to the Face Amount of $100,000 ($8.26 x (100,000 / 1,000)). The Deferred Sales Charge reduces linearly by month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Sales Charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 - ($826 x (25/121))). After the completion of the 15th Policy Year, the Deferred Sales Charge is $0. The schedule of Deferred Sales Charges in effect for the first fifteen Policy Years is shown in the Policy.

              Surrender Charges for Policies Issued Prior to the Effective Date of this Prospectus. For policies issued before the effective date of this prospectus (or later date if not approved in your state by the effective date of the prospectus), your surrender charge will differ from the surrender charges described above in two respects.

              1) Your Deferred Sales Charge will be the lesser of the Deferred Sales Charge described above and an amount equal to the sum of the following:
                     (i) 30% of the premiums actually received up to one Surrender Charge target premium, plus
                     (ii) 10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus
                     (iii) 9% of all the premiums paid in excess of twice this amount.

              Appendix B to this Prospectus contains the Surrender Charge target premiums per $1,000 of initial face amount.

              2) There will be no Deferred Administrative Charge or Deferred Sales Charge with respect to increases in face amount.

MONTHLY DEDUCTIONS

       We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

       (a) the Cost of Insurance Charge
       (b) the Monthly Administrative Charge, and
       (c) the cost of any additional benefits provided by Rider.

       The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Separate Account and the General Account.

              Cost of Insurance Charge. We calculate the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                            Net Amount at Risk. The Net Amount at Risk on any
              Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's Value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

                            Any change in the Net Amount at Risk will affect the
              total Cost of Insurance Charges paid by the Owner.

                            Guaranteed Maximum Cost of Insurance Rates. The
              guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

              -             the Insured's Attained Age
              -             the Insured's sex
              -             the Insured's Rate Class, and
              - the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

                            For Policies issued in conjunction with employee
              benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

                            Current Cost of Insurance Rates and How They are
              Determined. The actual cost of insurance rates used ("current rates") will depend on:

              -             the Insured's Issue Age
              -             the Insured's sex
              -             the Insured's Rate Class
              -             the Policy's Duration, and
              -             the Policy's size.

                            Generally, the current cost of insurance rate for a
              given Attained Age will be less than for an Insured whose Policy was issued more than 10 years ago, than for an Insured whose Policy was issued less than 10 years ago, other factors being equal. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, sex, and Rate Class, and with Policies of the same Duration and size.

                            We use separate cost of insurance rates for the
              Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

                            Rate Class. The Rate Class of the Insured will
              affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following rate classes:

              -             elite preferred nonsmoker
              -             preferred nonsmoker
              -             standard nonsmoker
              -             preferred smoker
              -             standard smoker
              -             smoker
              -             juvenile, and
              -             substandard.

                            Smoker, juvenile, and substandard classes reflect
              higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

                            The nonsmoker designation is not available for
              Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

                            Current cost of insurance rates will also vary by
              Policy size, in the following bands:

              -             those with Face Amounts less than $250,000
              - those with Face Amounts between $250,000 and $999,999, inclusive; and
              -             those with Face Amounts of $1,000,000 and over.

                            Cost of insurance rates will be lower as the Policy
              size band is larger.

              Monthly Administrative Charge. We deduct a Monthly Administrative Charge from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction to help defray the expenses incurred in administering the Policy. The Monthly Administrative Charge is currently $7.50. The monthly charge is guaranteed not to exceed $7.50 plus $0.07 per $1000 of Face Amount.

              Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits", on Page 46.

              Separate Account Enhancement. We will reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account.

              The separate account enhancement is calculated on each Monthly Policy Date as .041572% (the monthly equivalent of 0.50% per annum) of the Accumulated Value in the Separate Account on the just prior Monthly Policy Date. For example, if the Accumulated Value in the Separate Account on the just prior Monthly Policy Date is $10,000, then the separate account enhancement calculated for the current Monthly Policy Date will be $4.16 ($10,000 X .00041572). To calculate the Monthly Deduction for the current Monthly Policy Date, we net the $4.16 separate account enhancement against the Monthly Deductions for Cost of Insurance, the Monthly Administrative Charge, and charges for any Optional Benefits.

MORTALITY AND EXPENSE RISK CHARGE

       We deduct a daily charge from the Separate Account at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each Subaccount of the Separate Account. This charge compensates us for the mortality and expense risks assumed in connection with the Policy. The mortality risk we assume is that insured persons may live for a shorter time than projected. This means we would pay greater death benefits than expected in relation to the amount of premiums received. The expense risk we assume is that expenses incurred in issuing and administering the Policies will exceed the administrative charges deducted from the Policy.

WITHDRAWAL CHARGE

       We will assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

       Currently, unlimited transfers are permitted among the Subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described on Page 43. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year. The Transfer Charge would be imposed to compensate us for the costs of processing such transfers, and would not be designed to produce a profit.

       If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

       -      Policy loans
       -      the exercise of the transfer rights described on Page 40
       - the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and
       - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the twelve free transfers in any Policy Year.

PROJECTION REPORT CHARGE

       We may impose a charge, not to exceed $25, for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

OTHER CHARGES

              The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in "Charges Assessed in Connection with the Policy" on Pages 5 and 6 above. More detailed information is contained in the Funds' Prospectuses which accompany this Prospectus.

                          POLICY RIGHTS AND PRIVILEGES

LOAN PRIVILEGES

              General. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, if the Insured is alive. To take a loan, you should send us a written request at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. (See "Telephone Transaction Privilege," Page 40.) We will normally pay loan proceeds within seven days of a valid loan request.

              Interest Rate Charged. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

              Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the Subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.

              The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the Subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

              Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

       Preferred Policy Loans. We currently intend to make preferred Policy loans available at the beginning of the eleventh Policy Year. The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans. Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available at our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes.

       Enhancement on Non-preferred Policy Loans Beginning in Policy Year 11. In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we will credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This enhancement will only be credited to Collateral for non-preferred policy loans.

              Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-Collateral Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

              Loan Repayments. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

              Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page 25 and "Policy Lapse," Page 29.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 48.)

       IRC Section 1035 Exchanges of Policies with Existing Policy Loans. We will accept transfers of existing policy loans on Policies that qualify as
Section 1035 exchanges. The loan will be limited to 50% of the Accumulation Value of the transfer. The Accumulation Value held as collateral for the loan will be placed in the General Account.

              Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions Other Than Death Benefits from Modified Endowment Contracts," Page 49.)

SURRENDER PRIVILEGE

              You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request. (See "Other Policy Provisions
- Payment of Policy Benefits", Page 43.)

       A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 48).

WITHDRAWAL OF CASH SURRENDER VALUE

              You may withdraw a portion of your Policy's Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" on Page 35.

              You may specify how you would like us to take a Withdrawal from the Subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

              The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," Page 22.)

              Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

                     If the Face Amount divided by the applicable percentage of
              Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

                     For the purposes of this illustration (and the following
              illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

                     Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

                     If the Face Amount divided by the applicable percentage of
              Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

                     Under Option A, a policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

              Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                     If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

                     Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a
              Withdrawal of $20,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

                     If the Unadjusted Death Benefit immediately prior to the
              Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and
              (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

                     Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the
              Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and
              (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

              Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

              Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," Page 33) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page 29.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

              You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

              A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 48.)

FREE-LOOK PRIVILEGE

              The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the latest of:

       (a)    45 days after Part A of the application for the Policy is signed
       (b)    10 days after you receive the Policy
       (c)    10 days after we mail the Notice of Withdrawal Right to you, or
       (d)    any longer period provided by state law.

To cancel your Policy, you must return it to us or to our agent within the free look period with a written request for cancellation.

TELEPHONE TRANSACTION PRIVILEGE

              If you elect the telephone transaction privilege by written authorization, you may effect changes in premium allocation, transfers, loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing, by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

       We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

       - requiring some form of personal identification prior to acting on instructions received by telephone
       -      providing written confirmation of the transaction, and
       -      making a tape recording of the instructions given by telephone.

OTHER TRANSFER RIGHTS

       Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers.

       Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that Subaccount to another Subaccount or to the General Account, without regard to any limits on transfers or free transfers.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

       We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued

       Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

       If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

       Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

       Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

       In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

       If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

       Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

POLICY RIGHTS UNDER CERTAIN PLANS

       Policies may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

                               THE GENERAL ACCOUNT

       You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed. The General Account supports National Life 's insurance and annuity obligations. All assets in the General Account are subject to National Life's general liabilities from business operations.

       The General Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933. The General Account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, the General Account and the interests therein are generally not subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to this account which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

       The Accumulated Value not held as Collateral in the General Account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account.

       Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

       We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shortening the period for which the interest rate applies to less than 12 months.

       We will credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years.

       Calculation of Non-loaned Accumulated Value in the General Account. The non-loaned Accumulated Value in the General Account at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

TRANSFERS FROM GENERAL ACCOUNT

       We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the Subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                             OTHER POLICY PROVISIONS

       Maturity at 99. If the Policy is in force on the Policy Anniversary at which the Insured is Attained Age 99, we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate.

       Reduced Paid -Up Benefit. Prior to maturity, you may elect to continue the Policy in force as paid-up General Account life insurance coverage. All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage. We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage. You may thereafter surrender any paid-up General Account life insurance at any time for its value.

       Payment of Policy Benefits. You may decide the form in which we pay Death Benefit proceeds. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit to the Beneficiary within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, we will apply the Death Benefit to the Settlement Option within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied.

       We will pay interest on the Death Benefit from the date of death until payment is made. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

       We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us.

       We will generally determine the amount of a payment on the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

       (1) the New York Stock Exchange is closed (except for normal holiday closing); or

       (2) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practicable to dispose of securities or to determine the value of the net assets of the Separate Account.

       Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

       We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn.

       The Policy provides that we may delay payment of any amounts which are payable as result of a surrender, Withdrawal, or Policy loan and which are allocated to the General Account for up to six months after receipt of your request. If we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 - Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

       The Contract. The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

       Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

       Beneficiary. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the Insured's lifetime by sending us a written notice. The interest of any Beneficiary who dies before the Insured shall vest in you unless you otherwise provide.

       Change of Owner and Beneficiary. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request.

       Split Dollar Arrangements. You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

       For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

       No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

       The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

       Assignments. You may assign any and all your rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

       Misstatement of Age and Sex. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured's death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

       Suicide. If the Insured dies by suicide within two years from the Date of Issue of the Policy, our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals, or other reduced amount provided by state law.

       If the Insured commits suicide within two years from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase.

       Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue. Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

       Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

       Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be used to purchase dividend additions or, at your direction, they may be paid in cash or left with us to accumulate at interest. At the time of the insured person's death, the Death Benefit will be increased by dividends payable, if any.

       Correspondence. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

       Settlement Options. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

              Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

              Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

              Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

              Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

              Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

              Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

              50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

       We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

                                OPTIONAL BENEFITS

       You may include the following benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost.

       Waiver of Monthly Deductions. If you elect the Waiver of Monthly Deductions Rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this Rider is based on sex-distinct rates (except for Policies issued in conjunction with employee benefit plans, where the cost of this Rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.

       Accidental Death Benefit. The Accidental Death Rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy.

       Guaranteed Insurability Option. This Rider permits you to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if you elect this Rider, we will add the monthly cost of this Rider to the Monthly Deduction on the Policy.

       Guaranteed Death Benefit. If you choose this Rider, we will guarantee that the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy's investment performance. To keep this Rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the Guaranteed Death Benefit Rider will be higher than for those without the Guaranteed Death Benefit Rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the Rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the Rider cannot be reinstated.

       The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only for Issue Ages 0-65.

       If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

       If you increase the Face Amount of a Policy subject to the Guaranteed Death Benefit Rider, the Rider's guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

       If you have elected both the Waiver of Monthly Deductions Rider and the Guaranteed Death Benefit Rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the Guaranteed Death Benefit Rider in force during the period that Monthly Deductions are being waived.

       If you wish to keep this Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue. If you take a Policy loan or Withdrawal for an amount greater than such excess, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.

       Accelerated Benefits Rider. This Rider pays a reduced benefit prior to the death of the Insured, in certain circumstances where a terminal or chronic illness creates a need for access to the death benefit. This Rider is not available in all states, and its terms may vary by state. There is no cost for this Rider. It can be included in a Policy at issue, or can be added after issue, for Insureds ages 0-85. The maximum amount payable under the Rider is $500,000. An Insured who has a chronic illness, as defined in the Rider, at the time the Rider is issued, may not receive benefits under the Rider for five years after its issue.

                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

              The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

              In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that such a Policy should be treated as a life insurance contract for Federal income tax purposes. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

              In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

              In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

              The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

              In General. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

              Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

              Generally, as long as you are not subject to the Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

              Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

              Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

              (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

              (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

              (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

              If a Contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

              Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

              Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

              Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

              Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

              Policy Loan Interest. In general, interest paid on any loan under a Policy will not be deductible.

              Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

              Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

              Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

              If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

              The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

              The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

              If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

POSSIBLE TAX LAW CHANGES

              Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

              At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

       Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of
Section 401 of the Code.

       For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class. (See "Cost of Insurance Charge," Page 33.)

       Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

       There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," Page 45.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," Page 45.)

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

       In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than employee benefit plan Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," above) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

                                  VOTING RIGHTS

       We will invest all of the assets held in the Subaccounts of the Separate Account in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required to be approved or ratified by the shareholders of a mutual fund.

       We are the legal owner of Fund shares and as such have the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, we will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions of Policy Owners. We will vote Fund shares held in each Subaccount of the Separate Account for which Owners do not send timely instructions in the same proportion as those shares in that Subaccount for which instructions are received.

       If you have a voting interest, we will send you proxy material and a form for giving voting instructions. You may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which your Policy values are allocated. We will determine the number of shares held in each Subaccount attributable to a Policy for which you may provide voting instructions by dividing the

Policy's Accumulated Value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. We will count fractional shares. For each share of a Portfolio for which Owners have no interest, we will cast votes, for or against any matter, in the same proportion as Owners provide voting instructions.

       If required by state insurance officials, we may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, we may disregard voting instructions in favor of certain changes initiated by an Owner or the Fund's Board of Directors if our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on us. If we disregard voting instructions, we will advise you of that action and our reasons in the next semi-annual report to Owners.

       Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than National Life that are not affiliated with National Life. National Life understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of your voting instructions.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

       The voting rights described in this Prospectus are created under applicable Federal securities laws. If changes in these laws or regulations eliminate the necessity to solicit your voting instructions or restrict such voting rights, we may proceed in accordance with these laws or regulations.

       We may also take the steps listed below, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required:

       (1) to make changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

                     (i) operating the Separate Account as a management company under the 1940 Act
                     (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required
                     (iii)  combining or substituting separate accounts
                     (iv) transferring the assets of the Separate Account to another separate account or to the General Account
                     (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
                     (vi) making other technical changes in the Policy to conform with any action described herein;
       (2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio;
       (2) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in its judgment marketing needs, tax considerations, or investment conditions so warrant;
       (3) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and
       (4) to modify the provisions of the Policies to comply with applicable laws.

       We have reserved all rights in respect of our corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

       If your Policy has Accumulated Value in a Subaccount that is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the Subaccount or Subaccounts (or the General Account) to which the Accumulated Value in that Subaccount should be transferred. If you do not name a new Subaccount, then we will use the Money Market Subaccount. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

                     OFFICERS AND DIRECTORS OF NATIONAL LIFE

       The officers and directors of National Life, as well as their principal occupations during the past five years, are listed below.

                                                     PRINCIPAL OCCUPATION
NAME AND POSITION                                    DURING THE PAST FIVE YEARS
-----------------                                    --------------------------
Patrick E. Welch                                     1997 to present - Chairman of the Board
      Chairman of the Board,                         and Chief Executive Officer; 1992 to 1997 -
      Chief Executive Officer                        Chairman of the Board, Chief Executive
                                                     Officer and President of GNA Corporation.

Thomas H. MacLeay                                    1996 to Present - President and Chief
      President, Chief                               Operating Officer; 1993 to 1996 -
      Operating Officer,                             Executive Vice President & Chief
      and Director                                   Financial Officer.

Robert E. Boardman                                   1994 to present - Chairman of Hickok &
      Director                                       Boardman Financial Network
                                                     1967 to present - President of Hickok & Boardman
                                                     Realty, Inc.

Earle H. Harbison, Jr.                               1993 to present:  Chairman of
      Director                                       Harbison Walker, Inc.

A. Gary Shilling                                     1978 to present - President of A.
      Director                                       Gary Shilling & Company, Inc.

James A. Mallon                                      1998 to present:  Executive Vice President
      Executive Vice President                       & Chief Marketing Officer; 1996 to 1998:
      Chief Marketing Officer                        President & Chief Executive Officer - Integon
                                                     Life Insurance Corporation; 1993 to 1996:
                                                     Senior Vice President & Chief Marketing
                                                     Officer - Commercial Union Life Insurance
                                                     Company of America.

William A. Smith                                     1998 to present:  Executive Vice President & Chief
      Executive Vice President &                     Financial Officer; 1994 to 1998 - Vice President and
         Chief Financial Officer                     Controller, American Express Financial Advisors

Rodney A. Buck                                       2000 to present - Executive Vice President and Chief
      Executive Vice President &                     Investment Officer; 1996 to 2000 - Senior Vice
      Chief Investment Officer                       President and Chief Investment Officer; 1996 to
                                                     present - Chairman, President & Chief Executive Officer,
                                                     National Life Investment Management Company, Inc.
                                                     ("NLIMC"); 1998 to present - Chief Executive Office -
                                                     Sentinel Advisors Company ("SAC"); 1987 to 1997 -
                                                     Senior Vice President - SAC.

Gregory H. Doremus                                   1998 to present:  Senior Vice President -
      Senior Vice President - New                    New Business & Customer Services; 1994 to 1998 -
      Business & Customer Services                   Vice President - Customer Services.

Michele S. Gatto                                     1999 to present:  Senior Vice President & General
      Senior Vice President &                        Counsel; 1997 to 1999 -  Vice President, General Counsel
      General Counsel                                and Secretary, Massachusetts Casualty Insurance Company; 1986 to 1997 - Vice
                                                     President, Assistant General Counsel, Assistant Secretary/Treasurer, and other legal positions, The Paul Revere Corporation

Charles C. Kittredge                                 2000 to present: Senior Vice President - Marketing
      Senior Vice President - Marketing              Development and Operations; 1997 to 2000:
      Development and Operations                     Senior Vice President - Sales and Distribution;
                                                     1993 to 1997: - Vice President -Agency Financial Planning & Services

Wade H. Mayo                                         2000 to present: Senior Vice President; 1993 to
      Senior Vice President                          present: President and Chief Executive Officer  - Life Insurance Company of
                                                     the Southwest ("LSW");  1996 to present: President - LSW National Holdings,
                                                     Inc.1989 to present: President & Director - Insurance Investors Life Insurance
                                                     Company

Joseph A. Miller                                     2000 to present: Senior Vice President; 1997 to
      Senior Vice President                          2000: Vice President & Director of Agencies;
                                                     1990 to 1997: Vice President - Southern Regional Office

Michael A. Tahan                                     1998 to present:  Senior Vice President & Chief
      Senior Vice President &                        Information Officer; 1991 to 1998 -  First Vice President
      Chief Information Officer                      & Chief Information Officer - Merrill Lynch Asset
                                                     Management

                            DISTRIBUTION OF POLICIES

       We sell Policies through agents who are licensed by state insurance authorities to sell our variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). ESI is an indirect wholly-owned subsidiary of National Life, formed on October 7,

1968. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Separate Account pursuant to an Underwriting Agreement to which the Separate Account, ESI and National Life are parties.

       National Life has sought approval to sell the Policies in all states and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.

       The directors of ESI are Patrick E. Welch, Thomas H. MacLeay, Rodney A. Buck, all of whose principal occupations are disclosed under "Directors and Officers of National Life" above, and Joseph M. Rob, the Chairman and Chief Executive Officer of ESI. ESI's other officers are:

         Kenneth R. Ehinger                 President & Chief Operating Officer
         John M. Grab, Jr.                  Senior Vice President & Chief Financial Officer
         Stephen A. Englese                 Senior Vice President - Financial Products
         Gregory D. Teese                   Vice President - Compliance
         Budd A. Shedaker                   Assistant Vice President - Communications
         D. Russell Morgan                  Counsel
         Sharon E. Bernard                  Treasurer & Controller
         Lisa A. Pettrey                    Secretary
         JoAnn K. Morissette                Assistant Secretary

       The principal business address of all these individuals is National Life Drive, Montpelier, Vermont 05604.

       We do the insurance underwriting, determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

       Agents who are ESI registered representatives are compensated for sales of the Policies on a commission basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the target amount, and 3% of premiums paid in excess of that amount. For Policy year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, agent commissions will not be more than 48.5% up to the target amount for the increase. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above.

Dealers other than ESI will receive gross dealer concessions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the gross dealer concession will not be more than 50% up to the target amount for the increase. The aggregate amounts of sales load received by ESI in connection with the Policies in 1997, 1998 and 1999 were $31,525.99, $189,078.86 and $239,093.31, respectively.

                                 POLICY REPORTS

       Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

     - the Face Amount
     - the current Death Benefit
     - any Policy loans and accrued interest
     - the current Accumulated Value
     - the non-loaned Accumulated Value in the General Account
     - the amount held as Collateral in the General Account
     - the value in each Subaccount of the Separate Account
     - premiums paid since the last report
     - charges deducted since the last report
     - any Withdrawals since the last report, and
     - the current Cash Surrender Value.

       In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

       We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

                                STATE REGULATION

       We are subject to regulation and supervision by the Department of Banking, Insurance, Securities and Health Care Administration of the State of Vermont, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We have filed a copy of the Policy form with, and where required obtained an approval by, insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                   INSURANCE MARKETPLACE STANDARDS ASSOCIATION

       National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                                     EXPERTS

       The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

       Actuarial matters included in the Prospectus have been examined by Elizabeth H. MacGowan, F.S.A. MAAA, Actuary - Product Development of National Life.

                                  LEGAL MATTERS

       Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Michele S. Gatto, Senior Vice President and General Counsel of National Life.

                     The Separate Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Separate Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.

                              FINANCIAL STATEMENTS

       The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the pages beginning with F-1 below. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCUMULATED VALUE                  The sum of the Policy's values in the
                                   Separate Account and the General Account.

ATTAINED AGE                       The Issue Age of the Insured plus the number
                                   of full Policy Years which have passed since the Date of Issue.

BENEFICIARY                        The person(s) or entity(ies) designated to
                                   receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE               The Accumulated Value minus any applicable
                                   Surrender Charge, and minus any outstanding
                                   Policy loans and accrued interest on such loans.

COLLATERAL                         The portion of the Accumulated Value in the
                                   General Account which secures the amount of any Policy loan.

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

DATE OF ISSUE                      The date on which the Policy is issued, which
                                   is set forth in the Policy. It is used to determine Policy Years, Policy Months and
                                   Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                      The Policy's Unadjusted Death Benefit, plus
                                   any relevant additional benefits provided by a supplementary benefit Rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                        The Initial Face Amount plus any increases in
                                   Face Amount and minus any decreases in Face
                                   Amount.

GENERAL ACCOUNT                    The account which holds the assets of
                                   National Life which are available to support its insurance and annuity obligations.

GRACE PERIOD                       A 61-day period measured from the date on
                                   which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues.
                                   To prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past
                                   Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace
                                   Period began.

GUARANTEED DEATH BENEFIT RIDER     An optional Rider that will guarantee that
                                   the Policy will not lapse prior to Attained
                                   Age 70, or 20 years from the Policy's Date of Issue, if longer, regardless of investment performance, if the Minimum Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                        National Life's Home Office at National Life
                                   Drive, Montpelier, Vermont 05604.

INITIAL FACE AMOUNT                The Face Amount of the Policy on the Date of
                                   Issue. The Face Amount may be increased or decreased after the first Policy Year.

INSURED The person upon whose life the Policy is issued.

ISSUE AGE                          The age of the Insured at his or her birthday
                                   nearest the Date of Issue. The Issue Age is stated in the Policy.

MINIMUM FACE AMOUNT                The Minimum Face Amount is generally $50,000.
                                   However, exceptions may be made in employee benefit plan cases.

MINIMUM GUARANTEE PREMIUM          The sum of the Minimum Monthly Premiums in
                                   effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

MINIMUM INITIAL PREMIUM            The minimum premium required to issue a
                                   Policy. It is equal to the Minimum Monthly
                                   Premium.

MINIMUM MONTHLY PREMIUM            The monthly amount used to determine the
                                   Minimum Guarantee Premium. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue
                                   Age, sex and Rate Class of the Insured, and the Death Benefit Option and any optional benefits selected. It is stated in each Policy.

MONTHLY ADMINISTRATIVE CHARGE      A current charge of $7.50 per month included
                                   in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses. On a guaranteed basis, this charge may not exceed $7.50 per Policy plus $0.07 per thousand of Face Amount per month.

MONTHLY DEDUCTION                  The amount deducted from the Accumulated
                                   Value on each Monthly Policy Date. It
                                   includes the Monthly Administrative Charge, the Cost of Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY POLICY DATE                The day in each calendar month which is the
                                   same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy
                                   Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

NET AMOUNT AT RISK                 The amount by which the Unadjusted Death
                                   Benefit exceeds the Accumulated Value.

NET PREMIUM                        The remainder of a premium after the
                                   deduction of the Premium Tax Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM           The premium amount which the Owner plans to
                                   pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The
                                   Owner is not required to pay the designated amount.

POLICY ANNIVERSARY                 The same day and month as the Date of Issue
                                   in each later year.

POLICY YEAR                        A year that starts on the Date of Issue or on
                                   a Policy Anniversary.

PREMIUM TAX CHARGE                 A charge deducted from each premium payment
                                   to cover the cost of state and local premium taxes, and the federal DAC Tax.

RATE CLASS                         The classification of the Insured for cost of
                                   insurance purposes. The Rate Classes are:
                                   elite preferred nonsmoker; preferred
                                   nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

RIDERS Optional benefits that an Owner may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                   The amount deducted from the Accumulated
                                   Value of the Policy upon lapse or surrender during the first 15 Policy Years or in the first 15 years following an increase in coverage. The Surrender Charge is shown in the Policy.

UNADJUSTED DEATH BENEFIT           Under Option A, the greater of the Face
                                   Amount or the applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The
                                   Death Benefit Option is selected at time of application but may be later changed.

VALUATION DAY                      Each day that the New York Stock Exchange is
                                   open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next
                                   Valuation Date.

VALUATION PERIOD                   The time between two successive Valuation
                                   Days. Each Valuation Period includes a
                                   Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                         A payment made at the request of the Owner
                                   pursuant to the right in the Policy to
                                   withdraw a portion of the Cash Surrender
                                   Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

       The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%.

       The tables on Pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 40 in the Elite Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 for Death Benefit Option A, and $4,000 for Death Benefit Option B, in each case paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds after reimbursement and the Mortality and Expense Risk Charge.

       The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table), and the guaranteed maximum Monthly Administrative Charge of $7.50 per Policy plus $0.07 per thousand of Face Amount applies; the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and the Monthly Administrative Charge is set at its current level of $7.50 per Policy.

       The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.90%, is 1.71%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

       These asset charges reflect an investment advisory fee of 0.56%, which represents a simple average of the fees incurred by the Portfolios during 1999 and expenses of 0.25% which is based on a simple average of the actual expenses incurred by the Portfolios during 1999, adjusted, as appropriate, to take into account expense reimbursement arrangements expected to be in place for 2000. In the absence of the reimbursement arrangements for some of the Portfolios, the total asset charges reflected in the Current and Guaranteed Illustrations, including the Mortality and Expense Risk Charge, would have totaled an average of 1.96%. If the reimbursement arrangements were discontinued, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be lower than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.

       The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

       The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

       Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT        MALE INSURED ISSUE AGE 40           ELITE PREFERRED
DEATH BENEFIT OPTION A      ANNUAL PREMIUM $3000                NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                      (NET ANNUAL RATE OF RETURN OF -1.71%)

                           Premiums                Guaranteed                  Current     Current
                          Accumulated ---------------------------------------------------------------------------
             End of          at 5%                    Cash                                   Cash
             Policy        Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
              Year         Per Year      Value       Value       Benefit        Value       Value       Benefit
              ----         --------      -----       -----       -------        -----       -----       -------
               1                3,150       1,996            0     250,000         2,329          231     250,000
               2                6,458       3,918        1,821     250,000         4,603        2,505     250,000
               3                9,930       5,769        3,672     250,000         6,815        4,718     250,000
               4               13,577       7,543        5,445     250,000         8,963        6,866     250,000
               5               17,406       9,242        7,144     250,000        11,044        8,946     250,000

               6               21,426      10,857        8,968     250,000        13,060       11,171     250,000
               7               25,647      12,387       10,706     250,000        14,999       13,317     250,000
               8               30,080      13,829       12,356     250,000        16,856       15,383     250,000
               9               34,734      15,180       13,914     250,000        18,637       17,371     250,000
               10              39,620      16,433       15,375     250,000        20,338       19,280     250,000

               11              44,751      17,676       16,827     250,000        22,299       21,449     250,000
               12              50,139      18,810       18,169     250,000        24,189       23,548     250,000
               13              55,796      19,820       19,387     250,000        26,009       25,575     250,000
               14              61,736      20,694       20,469     250,000        27,752       27,527     250,000
               15              67,972      21,415       21,397     250,000        29,415       29,397     250,000

               16              74,521      21,966       21,966     250,000        30,994       30,994     250,000
               17              81,397      22,333       22,333     250,000        32,482       32,482     250,000
               18              88,617      22,505       22,505     250,000        33,871       33,871     250,000
               19              96,198      22,468       22,468     250,000        35,147       35,147     250,000
               20             104,158      22,194       22,194     250,000        36,290       36,290     250,000

               25             150,340      16,076       16,076     250,000        39,843       39,843     250,000

               30             209,282           0            0           0        38,851       38,851     250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT             MALE INSURED ISSUE AGE 40       ELITE PREFERRED
DEATH BENEFIT OPTION A           ANNUAL PREMIUM $3000            NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.19%)

                           Premiums                Guaranteed                              Current
                          Accumulated ---------------------------------------------------------------------------
             End of          at 5%                    Cash                                   Cash
             Policy        Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
              Year         Per Year      Value       Value       Benefit        Value       Value       Benefit
              ----         --------      -----       -----       -------        -----       -----       -------
                1             3,150        2,140          42     250,000          2,483         386     250,000
                2             6,458        4,329       2,231     250,000          5,055       2,958     250,000
                3             9,930        6,571       4,473     250,000          7,713       5,615     250,000
                4            13,577        8,861       6,764     250,000         10,455       8,358     250,000
                5            17,406       11,203       9,106     250,000         13,282      11,185     250,000

                6            21,426       13,590      11,701     250,000         16,201      14,311     250,000
                7            25,647       16,021      14,340     250,000         19,200      17,518     250,000
                8            30,080       18,495      17,021     250,000         22,278      20,805     250,000
                9            34,734       21,009      19,744     250,000         25,445      24,179     250,000
               10            39,620       23,559      22,502     250,000         28,700      27,642     250,000

               11            44,751       26,277      25,428     250,000         32,434      31,584     250,000
               12            50,139       29,038      28,397     250,000         36,303      35,662     250,000
               13            55,796       31,830      31,396     250,000         40,314      39,881     250,000
               14            61,736       34,644      34,419     250,000         44,469      44,244     250,000
               15            67,972       37,467      37,449     250,000         48,772      48,755     250,000

               16            74,521       40,286      40,286     250,000         53,229      53,229     250,000
               17            81,397       43,088      43,088     250,000         57,843      57,843     250,000
               18            88,617       45,869      45,869     250,000         62,616      62,616     250,000
               19            96,198       48,615      48,615     250,000         67,546      67,546     250,000
               20           104,158       51,306      51,306     250,000         72,627      72,627     250,000

               25           150,340       62,989      62,989     250,000        100,642     100,642     250,000

               30           209,282       67,850      67,850     250,000        134,070     134,070     250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT             MALE INSURED ISSUE AGE 40      ELITE PREFERRED
DEATH BENEFIT OPTION A           ANNUAL PREMIUM $3000           NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                      (NET ANNUAL RATE OF RETURN OF 10.08%)

                           Premiums                Guaranteed                              Current
                          Accumulated ---------------------------------------------------------------------------
             End of          at 5%                    Cash                                   Cash
             Policy        Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
              Year         Per Year      Value       Value       Benefit        Value       Value       Benefit
              ----         --------      -----       -----       -------        -----       -----       -------
                1            3,150        2,284         186      250,000         2,638         541      250,000
                2            6,458        4,757       2,660      250,000         5,527       3,429      250,000
                3            9,930        7,441       5,344      250,000         8,685       6,587      250,000
                4           13,577       10,351       8,253      250,000        12,136      10,038      250,000
                5           17,406       13,511      11,413      250,000        15,906      13,808      250,000

                6           21,426       16,938      15,049      250,000        20,031      18,141      250,000
                7           25,647       20,659      18,977      250,000        24,533      22,852      250,000
                8           30,080       24,700      23,227      250,000        29,449      27,975      250,000
                9           34,734       29,095      27,829      250,000        34,826      33,560      250,000
               10           39,620       33,872      32,815      250,000        40,709      39,652      250,000

               11           44,751       39,270      38,421      250,000        47,608      46,759      250,000
               12           50,139       45,176      44,534      250,000        55,211      54,570      250,000
               13           55,796       51,636      51,202      250,000        63,599      63,165      250,000
               14           61,736       58,708      58,483      250,000        72,854      72,629      250,000
               15           67,972       66,453      66,436      250,000        83,073      83,055      250,000

               16           74,521       74,945      74,945      250,000        94,364      94,364      250,000
               17           81,397       84,268      84,268      250,000       106,848     106,848      250,000
               18           88,617       94,527      94,527      250,000       120,660     120,660      250,000
               19           96,198      105,838     105,838      250,000       135,950     135,950      250,000
               20          104,158      118,331     118,331      250,000       152,887     152,887      250,000

               25          150,340      204,913     204,913      250,000       269,504     269,504      328,795

               30          209,282      349,570     349,570      405,501       461,090     461,090      534,864

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT               MALE INSURED ISSUE AGE 40     ELITE PREFERRED
DEATH BENEFIT OPTION B             ANNUAL PREMIUM $4000          NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                      (NET ANNUAL RATE OF RETURN OF -1.71%)

                        Premiums
                       Accumulated              Guaranteed                               Current
             End of       at 5%                    Cash                                   Cash
             Policy     Interest   Accumulated   Surrender     Death      Accumulated   Surrender     Death
              Year      Per Year      Value        Value      Benefit        Value        Value      Benefit
              ----      --------      -----        -----      -------        -----        -----      -------
                1            4,200        2,941         844      252,941         3,275       1,178      253,275
                2            8,610        5,788       3,690      255,788         6,475       4,377      256,475
                3           13,241        8,541       6,444      258,541         9,592       7,495      259,592
                4           18,103       11,196       9,098      261,196        12,624      10,527      262,624
                5           23,208       13,753      11,655      263,753        15,568      13,470      265,568

                6           28,568       16,205      14,315      266,205        18,426      16,537      268,426
                7           34,196       18,548      16,866      268,548        21,184      19,502      271,184
                8           40,106       20,779      19,306      270,779        23,838      22,364      273,838
                9           46,312       22,896      21,631      272,896        26,392      25,126      276,392
               10           52,827       24,891      23,833      274,891        28,843      27,786      278,843

               11           59,669       26,897      26,047      276,897        31,599      30,750      281,599
               12           66,852       28,770      28,128      278,770        34,265      33,623      284,265
               13           74,395       30,494      30,060      280,494        36,838      36,405      286,838
               14           82,314       32,055      31,830      282,055        39,314      39,089      289,314
               15           90,630       33,434      33,417      283,434        41,685      41,668      291,685

               16           99,361       34,616      34,616      284,616        43,948      43,948      293,948
               17          108,530       35,583      35,583      285,583        46,095      46,095      296,095
               18          118,156       36,324      36,324      286,324        48,114      48,114      298,114
               19          128,264       36,827      36,827      286,827        49,989      49,989      299,989
               20          138,877       37,062      37,062      287,062        51,696      51,696      301,696

               25          200,454       33,122      33,122      283,122        57,502      57,502      307,502

               30          279,043       16,749      16,749      266,749        57,713      57,713      307,713

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40         ELITE PREFERRED
DEATH BENEFIT OPTION B         ANNUAL PREMIUM $4000              NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.19%)

                       Premiums                Guaranteed                              Current
                      Accumulated ---------------------------------------------------------------------------
           End of        at 5%                    Cash                                   Cash
           Policy      Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
            Year       Per Year      Value       Value       Benefit        Value       Value       Benefit
            ----       --------      -----       -----       -------        -----       -----       -------
              1             4,200       3,142        1,044     253,142         3,486        1,389     253,486
              2             8,610       6,369        4,272     256,369         7,099        5,001     257,099
              3            13,241       9,686        7,588     259,686        10,834        8,736     260,834
              4            18,103      13,088       10,990     263,088        14,692       12,595     264,692
              5            23,208      16,579       14,482     266,579        18,674       16,577     268,674

              6            28,568      20,153       18,263     270,153        22,787       20,898     272,787
              7            34,196      23,807       22,126     273,807        27,019       25,338     277,019
              8            40,106      27,541       26,067     277,541        31,370       29,896     281,370
              9            46,312      31,352       30,086     281,352        35,846       34,581     285,846
             10            52,827      35,233       34,176     285,233        40,449       39,392     290,449

             11            59,669      39,381       38,532     289,381        45,667       44,817     295,667
             12            66,852      43,613       42,971     293,613        51,071       50,430     301,071
             13            74,395      47,913       47,480     297,913        56,668       56,235     306,668
             14            82,314      52,270       52,045     302,270        62,460       62,235     312,460
             15            90,630      56,664       56,646     306,664        68,448       68,431     318,448

             16            99,361      61,077       61,077     311,077        74,637       74,637     324,637
             17           108,530      65,492       65,492     315,492        81,024       81,024     331,024
             18           118,156      69,895       69,895     319,895        87,608       87,608     337,608
             19           128,264      74,267       74,267     324,267        94,379       94,379     344,379
             20           138,877      78,576       78,576     328,576       101,318      101,318     351,318

             25           200,454      97,733       97,733     347,733       138,535      138,535     388,535

             30           279,043     107,306      107,306     357,306       179,361      179,361     429,361

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40           ELITE PREFERRED
DEATH BENEFIT OPTION B       ANNUAL PREMIUM $4000                NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                      (NET ANNUAL RATE OF RETURN OF 10.08%)

                       Premiums
                      Accumulated              Guaranteed                               Current
            End of       at 5%                    Cash                                   Cash
            Policy     Interest   Accumulated   Surrender     Death      Accumulated   Surrender     Death
             Year      Per Year      Value        Value      Benefit        Value        Value      Benefit
             ----      --------      -----        -----      -------        -----        -----      -------
               1            4,200        3,343       1,245      253,343         3,698       1,600      253,698
               2            8,610        6,975       4,878      256,975         7,748       5,650      257,748
               3           13,241       10,927       8,829      260,927        12,177      10,080      262,177
               4           18,103       15,222      13,124      265,222        17,019      14,922      267,019
               5           23,208       19,895      17,798      269,895        22,310      20,213      272,310

               6           28,568       24,974      23,084      274,974        28,098      26,209      278,098
               7           34,196       30,494      28,812      280,494        34,415      32,733      284,415
               8           40,106       36,494      35,021      286,494        41,308      39,834      291,308
               9           46,312       43,019      41,753      293,019        48,839      47,573      298,839
              10           52,827       50,109      49,052      300,109        57,066      56,008      307,066

              11           59,669       58,108      57,259      308,108        66,653      65,803      316,653
              12           66,852       66,842      66,201      316,842        77,199      76,557      327,199
              13           74,395       76,370      75,937      326,370        88,802      88,369      338,802
              14           82,314       86,761      86,536      336,761       101,569     101,344      351,569
              15           90,630       98,083      98,066      348,083       115,614     115,597      365,614

              16           99,361      110,417     110,417      360,417       131,068     131,068      381,068
              17          108,530      123,849     123,849      373,849       148,071     148,071      398,071
              18          118,156      138,483     138,483      388,483       166,773     166,773      416,773
              19          128,264      154,429     154,429      404,429       187,338     187,338      437,338
              20          138,877      171,794     171,794      421,794       209,934     209,934      459,934

              25          200,454      284,333     284,333      534,333       361,488     361,488      611,488

              30          279,043      454,244     454,244      704,244       605,807     605,807      855,807

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B

                  SURRENDER CHARGE TARGET PREMIUMS ("SCTP") AND
                         DEFERRED SALES CHARGES ("MDSC")
                    (ANNUAL RATES PER $1,000 OF FACE AMOUNT)

                                        MALE                                  FEMALE
    ISSUE                NONSMOKER                  SMOKER                        NONSMOKER           SMOKER
     AGE              SCTP         DSC        SCTP         DSC                 SCTP         DSC        SCTP         DSC
      0               2.85        1.43        2.85         1.43                2.24        1.12        2.24         1.12
      1               2.78        1.39        2.78         1.39                2.20        1.10        2.20         1.10
      2               2.87        1.44        2.87         1.44                2.27        1.14        2.27         1.14
      3               2.97        1.49        2.97         1.49                2.35        1.18        2.35         1.18
      4               3.08        1.54        3.08         1.54                2.43        1.22        2.43         1.22
      5               3.19        1.60        3.19         1.60                2.52        1.26        2.52         1.26
      6               3.32        1.66        3.32         1.66                2.61        1.31        2.61         1.31
      7               3.45        1.73        3.45         1.73                2.71        1.36        2.71         1.36
      8               3.59        1.80        3.59         1.80                2.82        1.41        2.82         1.41
      9               3.74        1.87        3.74         1.87                2.93        1.47        2.93         1.47
     10               3.90        1.95        3.90         1.95                3.05        1.53        3.05         1.53
     11               4.08        2.04        4.08         2.04                3.17        1.59        3.17         1.59
     12               4.25        2.13        4.25         2.13                3.31        1.66        3.31         1.66
     13               4.44        2.22        4.44         2.22                3.45        1.73        3.45         1.73
     14               4.63        2.32        4.63         2.32                3.59        1.80        3.59         1.80
     15               4.82        2.41        4.82         2.41                3.74        1.87        3.74         1.87
     16               5.01        2.51        5.01         2.51                3.90        1.95        3.90         1.95
     17               5.21        2.61        5.21         2.61                4.06        2.03        4.06         2.03
     18               5.40        2.70        5.40         2.70                4.23        2.12        4.23         2.12
     19               5.61        2.81        5.61         2.81                4.41        2.21        4.41         2.21
     20               5.18        2.59        6.89         3.45                4.36        2.18        5.19         2.60
     21               5.37        2.69        7.15         3.58                4.54        2.27        5.41         2.71
     22               5.58        2.79        7.43         3.72                4.73        2.37        5.65         2.83
     23               5.80        2.90        7.73         3.87                4.94        2.47        5.90         2.95
     24               6.04        3.02        8.05         4.03                5.15        2.58        6.16         3.08
     25               6.29        3.15        8.39         4.20                5.38        2.69        6.43         3.22
     26               6.56        3.28        8.76         4.38                5.62        2.81        6.73         3.37
     27               6.85        3.43        9.16         4.58                5.87        2.94        7.04         3.52
     28               7.16        3.58        9.58         4.79                6.14        3.07        7.36         3.68
     29               7.49        3.75       10.04         5.02                6.42        3.21        7.70         3.85
     30               7.84        3.92       10.52         5.26                6.71        3.36        8.07         4.04
     31               8.21        4.11       11.04         5.52                7.03        3.52        8.45         4.23
     32               8.61        4.31       11.59         5.80                7.36        3.68        8.85         4.43
     33               9.03        4.52       12.17         6.09                7.71        3.86        9.28         4.64
     34               9.47        4.74       12.79         6.40                8.08        4.04        9.73         4.87
     35               9.95        4.98       13.44         6.72                8.47        4.24       10.21         5.11
     36              10.45        5.23       14.14         7.07                8.88        4.44       10.71         5.36
     37              10.98        5.49       14.88         7.44                9.32        4.66       11.24         5.62
     38              11.54        5.77       15.66         7.83                9.77        4.89       11.80         5.90
     39              12.14        6.07       16.49         8.25               10.26        5.13       12.38         6.19
     40              12.77        6.39       17.36         8.68               10.77        5.39       12.99         6.50
     41              13.43        6.72       18.28         9.14               11.30        5.65       13.63         6.82
     42              14.14        7.07       19.26         9.63               11.86        5.93       14.30         7.15
     43              14.89        7.45       20.28        10.14               12.45        6.23       14.99         7.50

                                        MALE                                  FEMALE
    ISSUE                NONSMOKER                  SMOKER                        NONSMOKER           SMOKER
     AGE              SCTP         DSC        SCTP         DSC                 SCTP         DSC        SCTP         DSC
     44              15.68         7.84       21.37       10.69               13.07         6.54       15.72        7.86
     45              16.52         8.26       22.51       11.26               13.73         6.87       16.49        8.25
     46              17.42         8.71       23.72       11.86               14.43         7.22       17.29        8.65
     47              18.37         9.19       25.00       12.50               15.16         7.58       18.14        9.07
     48              19.38         9.69       26.35       13.18               15.94         7.97       19.03        9.52
     49              20.46        10.23       27.79       13.90               16.77         8.39       19.98        9.99
     50              21.61        10.81       29.32       14.66               17.65         8.83       20.97       10.49
     51              22.83        11.42       30.94       15.47               18.57         9.29       22.02       11.01
     52              24.14        12.07       32.65       16.33               19.56         9.78       23.13       11.57
     53              25.53        12.77       34.48       17.24               20.61        10.31       24.30       12.15
     54              27.02        13.51       36.40       18.20               21.72        10.86       25.54       12.77
     55              28.60        14.30       38.44       19.22               22.90        11.45       26.84       13.42
     56              30.29        15.15       40.59       20.30               24.15        12.08       28.23       14.12
     57              32.08        16.04       42.87       21.44               25.49        12.75       29.70       14.85
     58              34.01        17.01       45.29       22.65               26.92        13.46       31.26       15.63
     59              36.07        18.04       47.85       23.93               28.46        14.23       32.95       16.48
     60              38.27        19.14       50.59       25.30               30.12        15.06       34.77       17.39
     61              40.63        20.32       53.51       26.76               31.91        15.96       36.73       18.37
     62              43.16        21.58       56.62       28.31               33.85        16.93       38.84       19.42
     63              45.88        22.94       59.92       29.96               35.92        17.96       41.11       20.56
     64              48.78        24.39       63.42       31.71               38.15        19.08       43.53       21.77
     65              51.89        25.95       67.11       33.56               40.54        20.27       46.11       23.06
     66              55.21        27.61       71.01       35.51               43.09        21.55       48.84       24.42
     67              58.77        29.39       75.13       37.57               45.84        22.92       51.77       25.89
     68              62.59        31.30       79.52       37.75               48.81        24.41       54.92       27.46
     69              66.71        33.36       84.20       37.75               52.04        26.02       58.36       29.18
     70              71.16        35.58       89.20       37.75               55.57        27.79       62.10       31.05
     71              75.96        36.00       94.56       37.75               59.43        29.72       66.20       33.10
     72              81.04        36.00      100.28       37.75               63.65        31.83       70.68       35.00
     73              86.57        36.00      106.35       37.75               68.25        34.00       75.53       35.00
     74              92.47        36.00      112.74       37.75               73.23        34.00       80.75       35.00
     75              98.73        36.00      119.44       37.75               78.61        34.00       86.34       35.00
     76             105.38        36.00      126.39       37.75               84.42        34.00       92.32       35.00
     77             112.45        36.00      133.62       37.75               90.68        34.00       98.70       35.00
     78             120.00        36.00      141.17       37.75               97.47        34.00      105.57       35.00
     79             128.12        36.00      149.15       37.75              104.88        34.00      113.00       35.00
     80             136.88        36.00      157.63       37.75              112.98        34.00      121.09       35.00
     81             146.36        36.00      166.67       37.75              121.85        34.00      129.91       35.00
     82             156.57        36.00      176.28       37.75              131.55        34.00      139.51       35.00
     83             167.52        36.00      186.39       37.75              142.10        34.00      149.91       35.00
     84             179.12        36.00      196.88       37.75              153.50        34.00      161.12       35.00
     85             191.34        36.00      207.71       37.75              165.78        34.00      172.98       35.00

Unisex policies will have surrender charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

                                   -UNAUDITED-
--------------------------------------------------------------------------------
On January 1, 1999, National Life Insurance Company (National Life) converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. Policyholders of National Life with policies issued after December 31, 1998 also become members of National Life Holding Company.

As part of this reorganization, National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization, and was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Notes 2, 11 and 13 of National Life's financial statements provide additional information about the Closed Block.

Under current accounting guidance, National Life's assets, liabilities, pre-tax net income and cash flows associated with the Closed Block were reclassified into single line net presentations within National Life Insurance Company and Subsidiaries' financial statements, and excluded from many of the disclosures contained in the corresponding notes to those financial statements.

The American Institute of Certified Public Accountants has proposed changes to the accounting treatment for Closed Blocks. Included in the proposal is the presentation of Closed Block assets, liabilities, pre-tax net income and cash flows in their normal categories, instead of the current single line net presentations. It is currently anticipated that this proposal will be adopted retroactively for all presented periods beginning with December 31, 2000 reporting.

Management of National Life has therefore elected to also include consolidated financial statements prepared at the National Life Holding Company level. These financial statements do not reflect the closed block single line net presentation, and therefore should provide more comparable year to year information for the reader.

--------------------------------------------------------------------------------

                               NATIONAL LIFE GROUP

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 1999 AND 1998

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]





                        REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors and Members of National Life Holding Company:



In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, changes in equity, and cash flows present fairly, in all material respects, the financial position of National Life Holding Company and its subsidiaries (the National Life Group) at December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of National Life Group's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 13 to the financial statements, on January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Members' voting and liquidation rights in National Life were transferred to National Life Holding Company as part of this reorganization.



/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 10, 2000

NATIONAL LIFE GROUP
CONSOLIDATED BALANCE SHEET

DECEMBER 31,
-----------------------------------------------------------------------------------------------------
(In Thousands)                                                             1999             1998
-----------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                           $    296,468     $    347,949
  Available-for-sale debt and equity securities                          5,110,272        5,438,784
  Trading equity securities                                                 11,793                -
  Mortgage loans                                                         1,162,956        1,098,504
  Policy loans                                                             761,235          776,363
  Real estate investments                                                   86,003           75,566
  Other invested assets                                                    150,963          113,696
-----------------------------------------------------------------------------------------------------

     Total cash and invested assets                                      7,579,690        7,850,862

  Deferred policy acquisition costs                                        538,127          416,733
  Accrued investment income                                                118,273          119,249
  Premiums and fees receivable                                              22,033           21,044
  Deferred income taxes                                                    101,183           21,541
  Amounts recoverable from reinsurers                                      302,607          253,651
  Present value of future profits of insurance acquired                    113,851           45,539
  Property and equipment, net                                               45,609           59,503
  Other assets                                                             130,081          133,702
  Separate account assets                                                  404,030          283,948
-----------------------------------------------------------------------------------------------------

     Total assets                                                     $  9,355,484     $  9,205,772
=====================================================================================================

LIABILITIES:
  Policy benefit liabilities                                          $  4,039,966     $  3,907,114
  Policyholders' accounts                                                3,503,328        3,348,132
  Policyholders' deposits                                                   46,189           38,520
  Policy claims payable                                                     39,262           31,900
  Policyholders' dividends                                                  53,552           54,757
  Amounts payable to reinsurers                                             19,213           35,481
  Collateral held on loaned securities                                     115,524          193,491
  Other liabilities and accrued expenses                                   274,172          307,036
  Debt                                                                      76,092           78,088
  Separate account liabilities                                             400,867          264,421
-----------------------------------------------------------------------------------------------------

     Total liabilities                                                   8,568,165        8,258,940
-----------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                          12,331           64,529

EQUITY:
  Retained earnings                                                        832,688          776,060
  Accumulated other comprehensive (loss) income                            (57,700)         106,243
-----------------------------------------------------------------------------------------------------

     Total equity                                                          774,988          882,303
-----------------------------------------------------------------------------------------------------

     Total liabilities, minority interests and equity                 $  9,355,484     $  9,205,772
=====================================================================================================


  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------
(In Thousands)                                                 1999             1998
-----------------------------------------------------------------------------------------

REVENUES:
 Insurance premiums                                        $  383,395       $   386,260
 Policy and contract charges                                   54,624            48,463
 Net investment income                                        565,818           550,339
 Net investment gains                                           3,140             8,450
 Mutual fund commission and fee income                         56,232            49,670
 Other income                                                  19,847            17,271
-----------------------------------------------------------------------------------------

   Total revenues                                           1,083,056         1,060,453
-----------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                               112,923            98,252
 Policy benefits                                              330,334           346,779
 Policyholders' dividends                                     106,858           107,102
 Interest credited to policyholders' accounts                 207,736           208,505
 Operating expenses                                           164,899           141,242
 Sales practice remediation costs                                   -            40,575
 Policy acquisition expenses, net                              76,862            90,323
-----------------------------------------------------------------------------------------

   Total benefits and expenses                                999,612         1,032,778
-----------------------------------------------------------------------------------------

Income before income taxes and minority interests              83,444            27,675

  Income tax expense (benefit)                                 17,380            (1,020)
-----------------------------------------------------------------------------------------

Income before minority interests                               66,064            28,695

  Minority interests                                            9,436             8,507
-----------------------------------------------------------------------------------------

NET INCOME                                                     56,628            20,188

OTHER COMPREHENSIVE INCOME, NET
  Unrealized (losses) gains on securities, net               (163,943)           21,226
-----------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE (LOSS) INCOME                          $ (107,315)      $    41,414
=========================================================================================




   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
(In Thousands)                                                             1999             1998
-----------------------------------------------------------------------------------------------------

RETAINED EARNINGS:
  Balance at January 1                                                 $  776,060       $   755,872
  Net income                                                               56,628            20,188
-----------------------------------------------------------------------------------------------------

    Balance at December 31                                             $  832,688       $   776,060
=====================================================================================================


ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME:
  Balance at January 1                                                 $  106,243       $    85,017
  Unrealized (losses) gains on available-for-sale securities, net        (163,943)           21,226
-----------------------------------------------------------------------------------------------------

    Balance at December 31                                             $  (57,700)      $   106,243
=====================================================================================================

TOTAL EQUITY:
  Balance at December 31                                               $  774,988       $   882,303
=====================================================================================================



   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                 1999              1998
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                    $    56,628     $    20,188

Adjustments to reconcile net income to net cash provided by operations:
   Change in:
      Accrued investment income                                                       976           6,541
      Policy liabilities                                                           82,699          87,367
      Deferred policy acquisition costs                                           (36,857)         (7,580)
      Policyholders' dividends                                                     (1,205)          1,362
      Deferred income taxes                                                         9,883         (13,330)
   Net investment gains                                                            (3,140)         (8,450)
   Depreciation                                                                     7,339           6,977
   Other                                                                            4,767          12,714
--------------------------------------------------------------------------------------------------------------

     Net cash provided by operating activities                                    121,090         105,789
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                 1,576,457       2,020,526
  Cost of investments acquired                                                 (1,778,511)     (2,236,001)
  Acquisition of remaining interest in LSWNH, Inc.                                (61,632)              -
  Other                                                                            14,788          14,656
--------------------------------------------------------------------------------------------------------------

     Net cash used by investing activities                                       (248,898)       (200,819)
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits, including interest credited                            579,795         563,606
  Policyholders' withdrawals, including policy charges                           (424,599)       (452,184)
  Net decrease in borrowings under repurchase agreements                                -        (234,570)
  Net (decrease) increase in securities lending liabilities                       (77,967)        173,726
  Other                                                                              (902)         20,221
--------------------------------------------------------------------------------------------------------------

    Net cash provided by financing activities                                      76,327          70,799
--------------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                         (51,481)        (24,231)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                               347,949         372,180
--------------------------------------------------------------------------------------------------------------

  End of year                                                                 $   296,468     $   347,949
==============================================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Life Holding Company and its subsidiaries and affiliates (the National Life Group) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administration services. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". National Life Group employs about 900 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp, which is the wholly-owned subsidiary of National Life Holding Company. See Note 13 for more information.

The insurance operations within National Life Group develop and distribute individual life insurance and annuity products. National Life Group markets this diverse product portfolio to small business owners, professionals and other middle to upper income individuals. National Life Group provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive fringe benefit plans, and asset management. Insurance and annuity products are primarily distributed through about 32 general agencies in major metropolitan areas, a system of managing general agents, and independent brokers throughout the United States. National Life Group has in excess of 300,000 policyholders and through its member companies is licensed to do business in all 50 states and the District of Columbia. About 26% of National Life Group's total collected premiums and deposits are from residents of New York and California.

Members of the National Life Group also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.1 billion of net assets represent fourteen mutual funds managed on behalf of about 117,000 individual, corporate and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of National Life Group have been prepared in conformity with accounting principles generally accepted in the United States (GAAP).

The consolidated financial statements include the accounts of National Life Group, which consists of National Life HoIding Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated fair value. Investments in joint ventures and limited partnerships are generally carried at cost.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, income taxes and minority interests. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

GOODWILL

Goodwill is amortized over 20 years using the straight line method and is periodically evaluated for recoverability.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method, with assumptions for interest, mortality, morbidity, withdrawals and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and investment-type annuities represent amounts that inure to the benefit of the policyholders (before surrender charges).

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See additional information below on dividends on contracts within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

National Life Holding Company will file a consolidated tax return for the tax year ended December 31, 1999. The income tax return will include all members within the National Life Group except Life Insurance Company of the Southwest
(LSW) and Insurance Investors Life Insurance Company (IIL). LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests at December 31, 1999 represent minority partners interests in entities within the National Life Group. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests within the consolidated financial statements.

CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. This Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. See Note 11 for additional information on the Closed Block's financial position and results of operations.

NOTE 3 - INVESTMENTS


DEBT AND EQUITY SECURITIES


The amortized cost and estimated fair values of available-for-sale debt and equity securities at December 31 were as follows (in thousands):

                                                                               Gross         Gross
                                                             Amortized      Unrealized    Unrealized    Estimated Fair
                              1999                              Cost           Gains         Losses         Value
------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity
  securities:
        U.S. government obligations                        $    281,194    $    3,232     $   19,020     $   265,406
        Government agencies, authorities
          and subdivisions                                      118,459         4,010          3,100         119,369
        Public utilities                                        380,253        10,687         17,275         373,665
        Corporate                                             2,462,499        23,937         94,932       2,391,504
        Private placements                                      735,597         9,818         30,172         715,243
        Mortgage-backed securities                            1,112,382         2,432         37,065       1,077,749
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,090,384        54,116        201,564       4,942,936
        Preferred stocks                                        134,852         2,708          8,109         129,451
        Common stocks                                            33,032         7,169          2,316          37,885
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,258,268    $   63,993     $  211,989     $ 5,110,272
========================================================================================================================

                              1998
-----------------------------------------------------------------------------------------------------------------------
AFS debt and equity securities:
        U.S. government obligations                        $    315,567    $   17,710     $    1,024     $   332,253
        Government agencies, authorities
          and subdivisions                                      124,411        13,626             29         138,008
        Public utilities                                        392,211        21,944            678         413,477
        Corporate                                             2,368,814       152,991         18,249       2,503,556
        Private placements                                      670,467        36,929         10,501         696,895
        Mortgage-backed securities                            1,137,465        41,131          3,359       1,175,237
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,008,935       284,331         33,840       5,259,426
        Preferred stocks                                        140,932         2,567          3,538         139,961
        Common stocks                                            37,847         2,373            823          39,397
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,187,714     $ 289,271     $   38,201     $ 5,438,784
========================================================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                              1999                   1998
-------------------------------------------------------------------------------------------------------------
Net unrealized (losses) gains on available-for-sale securities            $ (399,066)             $  20,136
Net unrealized (losses) gains on separate accounts                            (2,652)                 1,543
Related minority interests                                                     8,672                 (1,786)
Related deferred policy acquisition costs                                    116,725                 17,139
Related present value of future profits of insurance acquired                 16,353                 (3,048)
Related deferred income taxes                                                 96,025                (12,758)
-------------------------------------------------------------------------------------------------------------
      (Decrease) increase in net unrealized gains                           (163,943)                21,226
      Balance, beginning of year                                             106,243                 85,017
-------------------------------------------------------------------------------------------------------------
        Balance, end of year                                              $  (57,700)             $ 106,243
=============================================================================================================

                                                                              1999                   1998
-------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
      Net unrealized (losses) gains on available-for-sale securities      $ (147,996)             $ 251,070
      Net unrealized gains on separate accounts                                3,163                  5,815
      Related minority interests                                                   -                 (8,672)
      Related deferred policy acquisition costs                               39,186                (77,539)
      Related present value of future profits on insurance acquired           14,806                 (1,547)
      Related deferred income taxes                                           33,141                (62,884)
-------------------------------------------------------------------------------------------------------------
        Balance, end of year                                              $  (57,700)             $ 106,243
=============================================================================================================

Net other comprehensive (loss) income for 1999 and 1998 of $(163.9) million and $21.2 million is presented net of reclassifications to net income for gross gains realized during the period of $13.9 million and $9.0 million and net of tax and deferred acquisition cost offsets of $9.4 million and $6.6 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 1999 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        Amortized              Estimated Fair
                                                                           Cost                    Value
--------------------------------------------------------------------------------------------------------------
Due in one year or less                                                $   125,445              $   125,798
Due after one year through five years                                    1,386,200                1,355,240
Due after five years through ten years                                   1,607,586                1,545,609
Due after ten years                                                        858,770                  838,540
Mortgage-backed securities                                               1,112,383                1,077,749

--------------------------------------------------------------------------------------------------------------
            Total                                                      $ 5,090,384              $ 4,942,936
==============================================================================================================

Information relating to available-for-sale debt security sale transactions for the years ended December 31 is shown below (in thousands):

                                                                      1999                     1998
--------------------------------------------------------------------------------------------------------------

Proceeds from sales                                                  $     921,594           $   1,167,190

Gross realized gains                                                 $      40,496           $      22,969
Gross realized losses                                                $      24,312           $      16,578

On January 1, 1999, National Life Group reclassified certain mutual fund investments from an available-for-sale to a trading classification. The cumulative gross unrealized gain reclassified into net investment gains was $0.6 million. For the year ended December 31, 1999, these securities recorded $0.9 million net investment income and $(0.5) million investment losses. Cost of trading securities held at December 31, 1999 was $12.1 million. National Life Group held no securities classified as trading prior to January 1, 1999.

National Life Group periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. National Life receives cash collateral for at least 103% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $115.5 million and $193.5 million at December 31, 1999 and 1998, respectively.

National Life Group also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings because the securities received at the end of the repurchase period are identical to the securities transferred. There were no open transactions at December 31, 1999 or 1998.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                                                 1999                   1998
                                                                         ---------------------- ----------------------
GEOGRAPHIC REGION
-----------------
New England                                                                        5.4%                   3.8%
Middle Atlantic                                                                    9.1                    9.7
East North Central                                                                10.1                    9.3
West North Central                                                                 5.4                    4.5
South Atlantic                                                                    24.7                   25.7
East South Central                                                                 5.6                    5.0
West South Central                                                                10.1                   10.3
Mountain                                                                          15.9                   17.7
Pacific                                                                           13.7                   14.0
----------------------------------------------------------------------------------------------------------------------

            Total                                                                100.0%                 100.0%
======================================================================================================================

PROPERTY TYPE
-------------
Residential                                                                        0.1%                   0.2%
Apartment                                                                         24.6                   24.2
Retail                                                                            11.0                   12.2
Office Building                                                                   34.9                   35.0
Industrial                                                                        26.4                   26.2
Hotel/Motel                                                                        1.8                    0.8
Other Commercial                                                                   1.2                    1.4
----------------------------------------------------------------------------------------------------------------------

            Total                                                                100.0%                 100.0%
======================================================================================================================

Total mortgage loans and real estate
   (in thousands)                                                         $  1,248,959           $  1,174,070
======================================================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                                                 1999                  1998
-----------------------------------------------------------------------------------------------------------------
Unimpaired loans                                                             $ 1,148,526           $ 1,077,637
Impaired loans without valuation allowances                                        6,943                11,757
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                           1,155,469             1,089,394
-----------------------------------------------------------------------------------------------------------------
Impaired loans with valuation allowances                                          10,600                10,244
Related valuation allowances                                                      (3,113)               (1,134)
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                               7,487                 9,110
-----------------------------------------------------------------------------------------------------------------
                        Total                                                $ 1,162,956           $ 1,098,504
=================================================================================================================

Impaired loans:
      Average recorded investment                                            $    19,771           $    27,755
      Interest income recognized                                             $     2,137           $     3,124
      Interest received                                                      $     2,092           $     2,818

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 were as follows (in thousands):

                                                                    1999                1998
===================================================================================================
Additions for impaired loans charged to realized losses            $ 1,993            $  1,564
Impairment losses charged to valuation allowances                        -              (2,217)
Changes to previously established valuation allowances                 (14)             (2,642)
---------------------------------------------------------------------------------------------------
            Increase/decrease in valuation allowances                1,979              (3,295)
            Balance, beginning of year                               1,134               4,429
---------------------------------------------------------------------------------------------------
            Balance, end of year                                   $ 3,113            $  1,134
===================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                                               1999                    1998
------------------------------------------------------------------------------------------------------------------
Debt securities interest                                                    $ 404,195               $ 405,184
Equity securities dividends                                                     2,385                   6,380
Mortgage loan interest                                                         94,258                  90,991
Policy loan interest                                                           46,393                  47,189
Real estate income                                                             11,698                  12,802
Other investment income                                                        29,943                  12,363
------------------------------------------------------------------------------------------------------------------
            Gross investment income                                           588,872                 574,909
            Less: investment expenses                                          23,054                  24,570
------------------------------------------------------------------------------------------------------------------
            Net investment income                                           $ 565,818               $ 550,339
==================================================================================================================

DERIVATIVES


National Life Group purchases over-the-counter options and exchange-traded futures on the Standard & Poor's 500 (S&P 500) index to hedge obligations relating to equity indexed products. When the S&P 500 index increases, increases in the intrinsic value of the options and fair value of futures are offset by increases in equity indexed product account values. When the S&P 500 index decreases, National Life Group's loss is the decrease in the fair value of futures and is limited to the premium paid for the options.

National Life Group purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, National Life Group's loss would be equal to the fair value of the net options held from that counterparty.

The option premium is expensed over the term of the option. Amortization of the option premium is reflected in investment income. Interest credited includes amounts that would be credited on the next policy anniversary based on the S&P 500 index's value at the reporting date, offset by changes in the intrinsic value of options held and changes in the fair value of futures. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date.

The notional amounts and net book value of options and futures at December 31 were as follows (in thousands):

                                                                    1999              1998
------------------------------------------------------------------------------------------------
Notional amounts:
            Options                                              $ 166,858          $  79,754
            Futures                                              $   5,439          $  28,835
================================================================================================

Book values:
Options:     Net amortized cost                                  $  17,800          $   5,514
             Intrinsic value                                        18,894             18,953
------------------------------------------------------------------------------------------------
             Book value                                             36,694             24,467
Futures at fair value                                                  890                463
------------------------------------------------------------------------------------------------
Net book value (included in other invested assets)               $  37,584          $  24,930
================================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):


                                                                1999                                       1998
---------------------------------------------------------------------------------------------------------------------------------
                                                  Carrying Value  Estimated Fair Value      Carrying Value   Estimated Fair Value
---------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                           $   296,468       $   296,468             $   347,949        $   347,949
Available-for-sale debt and equity securities         5,110,272         5,110,272               5,438,784          5,438,784
Trading equity securities                                11,793            11,793                       -                  -
Mortgage loans                                        1,162,956         1,177,342               1,098,504          1,180,630
Policy loans                                            761,235           724,953                 776,363            743,687
Derivatives                                              37,584            35,528                  24,930             28,496

Investment products                                   2,770,295         2,740,443               2,507,012          2,522,940
Debt                                                     76,092            62,615                  78,088             75,141

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

National Life Group reinsures certain risks assumed in the normal course of business. For individual life products, National Life Group generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements.

National Life Group remains liable in the event any reinsurer is unable to meet its assumed obligations. National Life Group regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Transactions between the open and Closed Block (see Notes 11 and 13) have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                                         1999                   1998
-----------------------------------------------------------------------------------------------------------
Insurance premiums:
            Direct premiums                                           $ 439,562             $  453,859
            Reinsurance assumed                                           4,731                    898
            Reinsurance ceded                                           (60,898)               (68,497)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 383,395             $  386,260
===========================================================================================================

Other income:
            Direct                                                    $   6,960             $    3,694
            Reinsurance ceded                                            12,887                 13,577
-----------------------------------------------------------------------------------------------------------
                                                                      $  19,847             $   17,271
===========================================================================================================

Increase in policy liabilities:
            Direct increase in policy liabilities                     $ 129,448             $   94,949
            Reinsurance assumed                                               -                     (4)
            Reinsurance ceded                                           (16,525)                 3,307
-----------------------------------------------------------------------------------------------------------
                                                                      $ 112,923             $   98,252
===========================================================================================================

                                                                         1999                   1998
-----------------------------------------------------------------------------------------------------------
Policy benefits:
            Direct policy benefits                                    $ 393,216              $ 416,919
            Reinsurance assumed                                          (2,479)                 1,286
            Reinsurance ceded                                           (60,403)               (71,426)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 330,334              $ 346,779
===========================================================================================================

Policyholders' dividends:
            Direct policyholders' dividends                           $ 110,793              $ 110,630
            Reinsurance ceded                                            (3,935)                (3,528)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 106,858              $ 107,102
===========================================================================================================


NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                                    1999                  1998
---------------------------------------------------------------------------------------------------
Balance, beginning of year                                       $ 416,733              $ 392,014
  Acquisition costs deferred                                        73,648                 57,318
  Amortization to expense during the year                          (36,791)               (49,738)
  Adjustment to equity during the year                             116,725                 17,139
  Purchase GAAP effect on purchase of LSWNH (Note 12)              (32,188)                     -
---------------------------------------------------------------------------------------------------
Balance, end of year                                             $ 538,127              $ 416,733
===================================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):


                                                                  1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                       Amount                 Rate               Amount                Rate
----------------------------------------------------------------------------------------------------------------------------------
Current                                               $  7,497                                 $  17,144
Deferred                                                 9,883                                   (18,164)
-------------------------------------------------------------------                      --------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================

Expected income taxes                                 $ 29,206               35.0%             $   9,686              35.0%
Differential earnings amount                            (2,058)              (2.5)                (7,953)            (28.7)
Affordable housing tax credit                           (6,509)              (7.8)                (6,638)            (24.0)
Net change in tax reserves                               2,033                2.4                  5,035              18.2
Other, net                                              (5,292)              (6.3)                (1,150)             (4.2)
----------------------------------------------------------------------------------------------------------------------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================
            Effective federal income tax rate                                20.8%                                    (3.7)%
====================================================                =====================                    =====================


National Life Group received net federal income tax refunds of $9.4 million in 1999 and paid federal income taxes of $13.3 million in 1998.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                                                              1999             1998
--------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
    Net unrealized loss on available-for-sale securities                                   $  33,141                -
    Debt and equity securities                                                                15,456                -
    Policy liabilities                                                                       179,008       $  185,294
    Other liabilities and accrued expenses                                                    51,609           67,291
    Other                                                                                        490            4,761
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax assets                                     279,704          257,346
--------------------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
    Deferred policy acquisition costs                                                        125,842          126,380
    Present value of future profits of insurance acquired                                     37,908           17,683
    Net unrealized gain on available-for-sale securities                                           -           62,884
    Debt and equity securities                                                                     -           16,947
    Other                                                                                     14,771           11,911
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax liabilities                                178,521          235,805
--------------------------------------------------------------------------------------------------------------------------

                        Net deferred income tax assets                                     $ 101,183       $   21,541
==========================================================================================================================

Management believes it is more likely than not that National Life Group will realize the benefit of deferred tax assets.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1995 and is currently examining the years 1996 - 1998. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

National Life sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by National Life's Benefits Committee and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation near retirement. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory defined supplemental benefit plan for certain executives. These non-qualified defined benefit pension plans are not funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life Group pays for plan benefits on a current basis. The cost of these benefits is recognized as earned.

During 1997, National Life offered enhanced pension and postretirement benefits to employees meeting certain defined eligibility requirements. The program resulted in special termination benefits for the expected present value of the enhancements to benefits, curtailment gains for reductions in the pension benefit obligations relating to assumed increases in future compensation levels and settlement gains for the pro-rata recognition of actuarial gains on lump sum settlements of pension benefit obligations. Some of the plan participants elected to defer their lump sum payouts until 1998, which also deferred recognition of the related settlement gain until 1998.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                       Pension Benefits                     Other Benefits
                                                            ----------------------------------------------------------------------
                                                                     1999              1998              1999             1998
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year                           $ 189,524         $ 162,986         $ 27,883          $ 24,759
  Service cost (benefits earned during the current period)            4,194             2,849              581               547
  Interest cost on benefit obligation                                12,260            11,430            1,876             1,699
  Actuarial (gains) losses                                          (26,832)           34,444           (3,937)            1,939
  Benefits paid                                                     (12,002)          (22,185)          (1,170)           (1,061)
----------------------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year                                 $ 167,144         $ 189,524         $ 25,233          $ 27,883
==================================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                                  $ 100,045         $ 108,884
  Actual return on plan assets                                        9,952             7,200
  Benefits paid                                                      (5,747)          (16,039)
------------------------------------------------------------------------------------------------
  Plan assets, end of year                                        $ 104,250         $ 100,045
================================================================================================


                                                                     Pension Benefits                     Other Benefits
                                                          ---------------------------------------------------------------------
                                                                   1999              1998              1999            1998
-------------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Benefit obligation                                            $ 167,144         $ 189,524         $ 25,233       $ 27,883
  Plan assets                                                    (104,250)         (100,045)
-------------------------------------------------------------------------------------------------------------------------------
       Benefit obligation in excess of plan assets                 62,894            89,479           25,233         27,883
  Unrecognized actuarial gains (losses)                            18,309           (11,259)           6,397          2,526
  Unrecognized prior service cost                                                                     (1,080)        (1,152)
                                                          ---------------------------------------------------------------------
       Accrued benefit cost at September 30                        81,203            78,220           30,550         29,257
              Payments subsequent to measurement date              (1,638)           (1,518)
-------------------------------------------------------------------------------------------------------------------------------
       Accrued benefit cost at December 31                      $  79,565         $  76,702         $ 30,550       $ 29,257
===============================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                     Pension Benefits                   Other Benefits
                                                          -------------------------------------------------------------------
                                                                   1999             1998             1999            1998
-----------------------------------------------------------------------------------------------------------------------------
Service cost (benefits earned during the current period)         $  4,194         $  2,849        $    581        $    547
Interest cost on benefit obligation                                12,260           11,430           1,876           1,699
Expected return on plan assets                                     (8,745)          (9,078)
Net amortization and deferrals                                        281           (1,167)            (66)            (83)
Amortization of prior service cost                                                                      72              72
Settlement gains from 1997 early retirement program                                 (3,131)
-----------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                      $  7,990         $    903         $ 2,463         $ 2,235
=============================================================================================================================

The total projected benefit obligation for non-qualified defined benefit pension plans was $70.9 million and $81.4 million at December 31, 1999 and 1998, respectively. The total accumulated benefit obligation (APBO) for these plans was $67.7 million and $75.2 million at December 31, 1999 and 1998, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                                               Pension Benefits                     Other Benefits
                                                     --------------------------------------------------------------------
                                                           1999               1998              1999             1998
-------------------------------------------------------------------------------------------------------------------------
Discount rate                                              7.75%              6.75%             7.75%            6.75%
Rate of increase in future compensation levels             6.00%              5.00%
Expected long term return on plan assets                   9.00%              9.00%

Health care cost trend rates grade to 5% in year 2000 and remain level thereafter. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.4 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $2.0 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life Group uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life provides employee savings and 401(k) plans where up to 3% of an employee's compensation may be invested by the employee in either plan with matching funds contributed by the company. Employees below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Additional employee voluntary contributions may be made to the plans up to a set maximum. Vesting and withdrawal privilege schedules are attached to the Company's contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds sponsored by an affiliate of National Life. Total annual contributions can not exceed certain limits that vary based on total agent compensation. No National Life contributions are made to the plan.

Life Insurance Company of the Southwest (LSW), an indirectly held wholly-owned subsidiary of National Life, provides a 401(k) to its employees. Additional voluntary employee contributions may be made to the plan subject to certain limits. LSW's contributions to these plans generally vest within two years.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                       1999                    1998
---------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                  $ 69,692               $ 69,688
       $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of
       Banking, Insurance, Securities and Health Care Administration.

6.57% Term Note:                                                                         6,400                  8,400
       $6.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is secured by subsidiary stock, includes certain restrictive covenants and requires annual payments of principal (see below).

---------------------------------------------------------------------------------------------------------------------------
       Total debt                                                                     $ 76,092               $ 78,088
===========================================================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):


       2000                                  2,000
       2001                                  2,000
       2002                                  2,400
       2003                                      -
       2004                                      -

Interest paid was $6.3 million and $6.2 million in 1999 and 1998, respectively.

NOTE 9 - CONTINGENCIES

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members may instead pursue alternative dispute resolution according to predetermined guidelines. Qualifying members may also opt out of the class action and pursue litigation separately against National Life. Most of the alternative dispute resolution cases were settled by December 31, 1999. Management believes that while the ultimate cost of this litigation (including those opting out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on National Life's financial position.

In late 1999, two lawsuits were filed against National Life and the State of Vermont in Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life Group's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life Group's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133), which establishes accounting and reporting standards for derivative instruments. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. The statement was originally effective for fiscal years beginning after June 15, 1999. In June, 1999 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 (FAS 137). FAS 137 requires the application of FAS 133 for fiscal years beginning after June 15, 2000. National Life Group is currently assessing the impact of the adoption of FAS 133.

NOTE 11 - CLOSED BLOCK

Included within the financial statement categories in the 1999 Consolidated Statement of Operations and Comprehensive Income is a net pre-tax contribution from the Closed Block of $24.4 million. The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure (see Note 13). Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 1999 and for the year then ended is as follows (in thousands):

                                                                                                                       1999
---------------------------------------------------------------------------------------------------------------------------------

ASSETS:
  Cash and cash equivalents                                                                                         $  122,982
  Available-for-sale debt securities (amortized cost of $1,800.1 million)                                            1,771,494
  Mortgage loans                                                                                                       380,986
  Policy loans                                                                                                         640,490
  Accrued investment income                                                                                             53,387
  Premiums and fees receivable                                                                                          18,864
  Deferred policy acquisition costs                                                                                    312,588
  Other assets                                                                                                         123,690
---------------------------------------------------------------------------------------------------------------------------------

     Total assets                                                                                                   $3,424,481
=================================================================================================================================

LIABILITIES:
  Policy liabilities and accruals                                                                                   $3,629,560
  Other liabilities                                                                                                     69,186
---------------------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                                              $3,698,746
=================================================================================================================================

                                                                                                                       1999
---------------------------------------------------------------------------------------------------------------------------------

REVENUES:
 Premiums and other income                                                                                          $  325,445
 Net investment income                                                                                                 216,432
 Realized investment gain                                                                                                8,720
---------------------------------------------------------------------------------------------------------------------------------

   Total revenues                                                                                                      550,597
---------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                                                         66,324
 Policy benefits                                                                                                       283,598
 Policyholders' dividends                                                                                              107,941
 Interest credited to policyholders' accounts                                                                           13,294
 Operating expenses                                                                                                     17,407
 Policy acquisition expenses, net                                                                                       37,662
---------------------------------------------------------------------------------------------------------------------------------

   Total benefits and expenses                                                                                         526,226
---------------------------------------------------------------------------------------------------------------------------------

Pre-tax contribution from the Closed Block                                                                          $   24,371
=================================================================================================================================

There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 1999. Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 12 - ACQUISITION

On July 2, 1999, National Life Group acquired the outstanding one-third interest in LSW National Holdings, Inc., (LSWNH) the parent of Dallas, Texas-based Life Insurance Company of the Southwest (LSW), a financial services company specializing in the sale of annuities. National Life Group had previously purchased a two-thirds interest in the company in February, 1996.

The purchase price was $61.6 million in cash. Purchasing the remaining one-third interest eliminated the ongoing provision for minority interests for the last six months of 1999. The effect of the cash purchase on the consolidated financial statements was to reduce minority interests by $39.7 million and record net purchase GAAP adjustments of $21.9 million, which included intangible assets for the present value of future profits of insurance acquired of $59.4 million and goodwill of $3.0 million.

Had the one-third purchase been made at January 1, 1998, pro-forma consolidated net income would have increased by about $3.1 million and $2.2 million in 1999 and 1998, respectively. These pro-forma consolidated results are not necessarily indicative of the actual results which might have occurred had National Life Group owned all of LSWNH since that date. (unaudited)

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. National Life Holding Company currently owns all the outstanding shares of NLV Financial, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. National Life Holding Company currently has no other assets, liabilities or operations other than that related to its ownership of NLV Financial's outstanding stock. Similarly, NLV Financial currently has no other assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, National Life Holding Company must always hold a majority of the voting shares of NLV Financial.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the "Commissioner").

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLV Financial as a transfer from retained earnings. There were no dividends paid or declared in 1999 by National Life. Dividends declared by National Life in excess of ten percent of statutory surplus (see Note 14 for statutory information) require pre-approval by the Commissioner.

NOTE 14 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life's statutory surplus to GAAP equity at December 31 and statutory net income to GAAP net income for the years ended December 31 were as follows (in thousands):

                                                       1999                                            1998
                                      --------------------------------------------------------------------------------------
                                         Surplus/                                         Surplus/
                                          Equity                 Net Income                Equity                Net Income
----------------------------------------------------------------------------------------------------------------------------
Statutory surplus/net income           $  408,086                 $ 25,923              $  373,063               $  67,841

Asset valuation reserve                    79,207                                           69,994
Interest maintenance reserve               58,507                    5,681                  52,826                  (4,114)
Surplus notes                             (70,716)                                         (70,700)
Non-admitted assets                         2,101                                           17,033
Investments                                30,149                    5,916                     650                  (4,471)
Deferred policy acquisition costs         445,704                   17,250                 428,453                  (9,479)
Deferred income taxes                      45,587                   (3,837)                 74,132                  15,555
Policy liabilities                       (202,061)                  10,063                (203,832)                 (6,476)
Policyholders' dividends                   67,494                    3,289                  64,205                     529
Benefit plans                             (29,475)                  (1,571)                (27,904)                  6,730
Sales remediation costs                                                                                            (40,575)
Other comprehensive income, net           (57,700)                                         106,243
Other changes, net                         (1,895)                  (6,086)                 (1,860)                 (5,352)
----------------------------------------------------------------------------------------------------------------------------

GAAP equity/net income                 $  774,988                 $ 56,628              $  882,303               $  20,188
============================================================================================================================

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC has recommended an effective date of January 1, 2001. The Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes current promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration has adopted Codification effective January 1, 2001. The Department may make changes to the promulgated guidance prior to the effective date. National Life has not estimated the potential effect of the Codification guidance on its reported results.

                         NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 1999 AND 1998

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]




                        Report of Independent Accountants





To the Board of Directors and Stockholder of National Life Insurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, changes in equity, and cash flows present fairly, in all material respects, the financial position of National Life Insurance Company and its subsidiaries (National
Life) at December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


As discussed in Note 13 to the financial statements, on January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Members' voting and liquidation rights in National Life were transferred to National Life Holding Company, the upstream parent of National Life, as part of this reorganization.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 10, 2000

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                       1999              1998
----------------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                     $    173,485     $     347,949
  Available-for-sale debt and equity securities                                    3,338,777         5,438,784
  Trading equity securities                                                           11,793                 -
  Mortgage loans                                                                     781,970         1,098,504
  Policy loans                                                                       120,745           776,363
  Real estate investments                                                             86,003            75,566
  Other invested assets                                                              151,044           113,696
----------------------------------------------------------------------------------------------------------------
     Total cash and invested assets                                                4,663,817         7,850,862

  Deferred policy acquisition costs                                                  225,539           416,733
  Accrued investment income                                                           64,886           119,249
  Premiums and fees receivable                                                         3,168            21,044
  Deferred income taxes                                                               49,989            21,541
  Amounts recoverable from reinsurers                                                302,607           253,651
  Present value of future profits of insurance acquired                              113,851            45,539
  Property and equipment, net                                                         45,609            59,503
  Other assets                                                                        57,507           133,702
  Closed block assets                                                              3,424,481                 -
  Separate account assets                                                            404,030           283,948
----------------------------------------------------------------------------------------------------------------
     Total assets                                                               $  9,355,484     $   9,205,772
================================================================================================================
LIABILITIES:
  Policy benefit liabilities                                                    $    731,006     $   3,907,114
  Policyholders' accounts                                                          3,258,761         3,348,132
  Policyholders' deposits                                                             42,468            38,520
  Policy claims payable                                                               16,419            31,900
  Policyholders' dividends                                                               325            54,757
  Amounts payable to reinsurers                                                       19,213            35,481
  Collateral held on loaned securities                                                48,375           193,491
  Other liabilities and accrued expenses                                             275,893           307,036
  Debt                                                                                76,092            78,088
  Closed block liabilities                                                         3,698,746                 -
  Separate account liabilities                                                       400,867           264,421
----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                             8,568,165         8,258,940
----------------------------------------------------------------------------------------------------------------
MINORITY INTERESTS                                                                    12,331            64,529

STOCKHOLDER'S EQUITY:
  Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
    shares issued and outstanding)                                                     2,500                 -
  Additional paid in capital                                                           5,000                 -
  Retained earnings                                                                  825,188           776,060
  Accumulated other comprehensive (loss) income                                      (57,700)          106,243
----------------------------------------------------------------------------------------------------------------
     Total stockholder's equity                                                      774,988           882,303
----------------------------------------------------------------------------------------------------------------
     Total liabilities, minority interests and equity                           $  9,355,484     $   9,205,772
================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                      1999               1998
----------------------------------------------------------------------------------------------------------------

REVENUES:
 Insurance premiums                                                             $   57,950       $     386,260
 Policy and contract charges                                                        54,624              48,463
 Net investment income                                                             349,385             550,339
 Net investment (losses) gains                                                      (5,580)              8,450
 Mutual fund commission and fee income                                              56,232              49,670
 Closed block income                                                                24,371                   -
 Other income                                                                       19,862              17,271
----------------------------------------------------------------------------------------------------------------

   Total revenue                                                                   556,844           1,060,453
----------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                     46,599              98,252
 Policy benefits                                                                    46,736             346,779
 Policyholders' dividends                                                           (1,083)            107,102
 Interest credited to policyholders' accounts                                      194,442             208,505
 Operating expenses                                                                147,505             141,242
 Sales practice remediation costs                                                        -              40,575
 Net deferral of policy acquisition costs                                           39,201              90,323
----------------------------------------------------------------------------------------------------------------

   Total benefits and expenses                                                     473,400           1,032,778
----------------------------------------------------------------------------------------------------------------

Income before income taxes and minority interests                                   83,444              27,675

  Income tax expense (benefit)                                                      17,380              (1,020)
----------------------------------------------------------------------------------------------------------------

Income before minority interests                                                    66,064              28,695

  Minority interests                                                                 9,436               8,507
----------------------------------------------------------------------------------------------------------------

NET INCOME                                                                          56,628              20,188

OTHER COMPREHENSIVE (LOSS) INCOME, NET
  Unrealized (losses) gains on securities, net                                    (163,943)             21,226
----------------------------------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE (LOSS) INCOME                                               $ (107,315)      $      41,414
================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                        1999             1998
----------------------------------------------------------------------------------------------------------------

COMMON STOCK:
  Balance at January 1                                                            $        -       $         -
    2.5 million shares at $1 par issued via equity transfer from retained
     earnings pursuant to mutual holding company reorganization                        2,500                 -
----------------------------------------------------------------------------------------------------------------

      Balance at December 31                                                      $    2,500       $         -
================================================================================================================

ADDITIONAL PAID IN CAPITAL:
  Balance at January 1                                                            $        -       $         -
   Capital contributed via equity transfer from retained earnings
     pursuant to mutual holding company reorganization                                 5,000                 -
----------------------------------------------------------------------------------------------------------------

      Balance at December 31                                                      $    5,000       $         -
================================================================================================================

RETAINED EARNINGS:
  Balance at January 1                                                            $  776,060       $   755,872
   Transfer to common stock pursuant to mutual holding company
     reorganization                                                                   (2,500)
    Transfer to additional paid in capital pursuant to mutual holding company
     reorganization                                                                   (5,000)
      Net income                                                                      56,628            20,188
----------------------------------------------------------------------------------------------------------------

       Balance at December 31                                                     $  825,188       $   776,060
================================================================================================================

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME:
  Balance at January 1                                                            $  106,243       $    85,017
  Unrealized (losses) gains on available-for-sale securities, net                   (163,943)           21,226
----------------------------------------------------------------------------------------------------------------

    Balance at December 31                                                        $  (57,700)      $   106,243
================================================================================================================

TOTAL STOCKHOLDER'S EQUITY:
  Balance at December 31                                                          $  774,988       $   882,303
================================================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                          1999           1998
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                        $     56,628     $    20,188

Adjustments to reconcile net income to net cash provided by operations:
   Change in:
      Accrued investment income                                                            (67)          6,541
      Policy liabilities                                                                (7,845)         87,367
      Deferred policy acquisition costs                                                (59,780)         (7,580)
      Policyholders' dividends                                                           2,589           1,362
      Deferred income taxes                                                             21,134         (13,330)
   Net realized investment gains                                                         5,580          (8,450)
   Depreciation                                                                          7,339           6,977
   Other                                                                                 9,463          12,714
-------------------------------------------------------------------------------------------------------------------

     Net cash provided by operating activities                                          35,041         105,789
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                      1,063,475       2,020,526
  Cost of available-for-sale investments acquired                                   (1,241,086)     (2,236,001)
  Acquisition of remaining interest in LSWNH, Inc.                                     (61,632)              -
  Other                                                                                  2,648          14,656
-------------------------------------------------------------------------------------------------------------------

     Net cash used by investing activities                                            (236,595)       (200,819)
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits, including interest credited                                 558,115         563,606
  Policyholders' withdrawals, including policy charges                                (379,233)       (452,184)
  Net decrease in borrowings under repurchase agreements                                     -        (234,570)
  Net (decrease) increase in securities lending liabilities                           (126,342)        173,726
  Other                                                                                   (906)         20,221
-------------------------------------------------------------------------------------------------------------------

    Net cash provided by financing activities                                           51,634          70,799
-------------------------------------------------------------------------------------------------------------------

CLOSED BLOCK ACTIVITY, NET                                                             (24,544)              -
-------------------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                             (174,464)        (24,231)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                                    347,949         372,180
-------------------------------------------------------------------------------------------------------------------

  End of year                                                                     $    173,485     $   347,949
===================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administration services. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". The Company employs about 900 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp, which is the wholly-owned subsidiary of National Life Holding Company. See Note 13 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive fringe benefit plans, and asset management. Insurance and annuity products are primarily distributed through about 32 general agencies in major metropolitan areas, a system of managing general agents, and independent brokers throughout the United States. The Company has in excess of 300,000 policyholders and through its member companies is licensed to do business in all 50 states and the District of Columbia. About 26% of the Company's total collected premiums and deposits are from residents of New York and California.

Members of the Company also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.1 billion of net assets represent fourteen mutual funds managed on behalf of about 117,000 individual, corporate and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States (GAAP).

The consolidated financial statements include the accounts of National Life and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated fair value. Investments in joint ventures and limited partnerships are generally carried at cost.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, income taxes and minority interests. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

GOODWILL

Goodwill is amortized over 20 years using the straight line method and is periodically evaluated for recoverability.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method, with assumptions for interest, mortality, morbidity, withdrawals and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and investment-type annuities represent amounts that inure to the benefit of the policyholders (before surrender charges).

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See additional information below on dividends on contracts within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

National Life Holding Company will file a consolidated tax return for the tax year ended December 31, 1999. The income tax return will include all members within the Company except Life Insurance Company of the Southwest (LSW) and Insurance Investors Life Insurance Company (IIL). LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests at December 31, 1999 represent minority partners interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests within the consolidated financial statements.

CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. This Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. See Note 11 for additional information on the Closed Block's financial position and results of operations.

NOTE 3 - INVESTMENTS

DEBT AND EQUITY SECURITIES

The amortized cost and estimated fair values of available-for-sale debt and equity securities at December 31 were as follows (in thousands):

                                                                               Gross         Gross
                                                             Amortized      Unrealized    Unrealized    Estimated Fair
                              1999                              Cost           Gains         Losses         Value
------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity securities:
        U.S. government obligations                        $    185,524     $    2,768   $   14,925      $   173,367
        Government agencies, authorities
               and subdivisions                                  61,524          1,095        2,035           60,584
        Public utilities                                        295,172          8,447       15,371          288,248
        Corporate                                             1,611,713          9,845       70,987        1,550,571
        Private placements                                      449,531          2,763       20,307          431,987
        Mortgage-backed securities                              686,868            656       20,840          666,684
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         3,290,332         25,574      144,465        3,171,441
        Preferred stocks                                        134,852          2,708        8,109          129,451
        Common stocks                                            33,032          7,169        2,316           37,885
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity securities           $  3,458,216     $   35,451   $  154,890      $ 3,338,777
========================================================================================================================

                              1998
-----------------------------------------------------------------------------------------------------------------------
AFS debt and equity securities:
        U.S. government obligations                        $    315,567     $   17,710   $    1,024      $   332,253
        Government agencies, authorities
          and subdivisions                                      124,411         13,626           29          138,008
        Public utilities                                        392,211         21,944          678          413,477
        Corporate                                             2,368,814        152,991       18,249        2,503,556
        Private placements                                      670,467         36,929       10,501          696,895
        Mortgage-backed securities                            1,137,465         41,131        3,359        1,175,237
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,008,935        284,331       33,840        5,259,426
        Preferred stocks                                        140,932          2,567        3,538          139,961
        Common stocks                                            37,847          2,373          823           39,397
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,187,714     $  289,271   $   38,201      $ 5,438,784
========================================================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                                        1999                  1998
-----------------------------------------------------------------------------------------------------------------------
Net unrealized (losses) gains on available-for-sale securities                     $  (399,066)             $  20,136
Net unrealized (losses) gains on separate accounts                                      (2,652)                 1,543
Related minority interests                                                               8,672                 (1,786)
Related deferred policy acquisition costs                                              116,725                 17,139
Related present value of future profits of insurance acquired                           16,353                 (3,048)
Related deferred income taxes                                                           96,025                (12,758)
-----------------------------------------------------------------------------------------------------------------------
      (Decrease) increase in net unrealized gains                                     (163,943)                21,226
      Balance, beginning of year                                                       106,243                 85,017
-----------------------------------------------------------------------------------------------------------------------
        Balance, end of year                                                       $   (57,700)             $ 106,243
=======================================================================================================================

                                                                                        1999                  1998
-----------------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
      Net unrealized (losses) gains on available-for-sale securities               $  (147,996)             $ 251,070
      Net unrealized gains on separate accounts                                          3,163                  5,815
      Related minority interests                                                             -                 (8,672)
      Related deferred policy acquisition costs                                         39,186                (77,539)
      Related present value of future profits on insurance acquired                     14,806                 (1,547)
      Related deferred income taxes                                                     33,141                (62,884)
-----------------------------------------------------------------------------------------------------------------------
        Balance, end of year                                                       $   (57,700)             $ 106,243
=======================================================================================================================

Net other comprehensive (loss) income for 1999 and 1998 of $(163.9) million and $21.2 million is presented net of reclassifications to net income for gross gains realized during the period of $13.9 million and $9.0 million and net of tax and deferred acquisition cost offsets of $9.4 million and $6.6 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 1999 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                         Amortized              Estimated Fair
                                                                            Cost                    Value
--------------------------------------------------------------------------------------------------------------
Due in one year or less                                                 $   93,726                 $ 93,678
Due after one year through five years                                    1,035,774                1,003,721
Due after five years through ten years                                   1,043,650                  997,356
Due after ten years                                                        430,312                  410,002
Mortgage-backed securities                                                 686,870                  666,684
--------------------------------------------------------------------------------------------------------------
            Total                                                     $  3,290,332             $  3,171,441
==============================================================================================================

Information relating to available-for-sale debt security sale transactions for the years ended December 31 is shown below (in thousands):

                                                                       1999                  1998
--------------------------------------------------------------------------------------------------------

Proceeds from sales                                                  $ 604,226           $ 1,167,190

Gross realized gains                                                 $  25,885           $    22,969
Gross realized losses                                                $  17,247           $    16,578

On January 1, 1999, National Life Group reclassified certain mutual fund investments from an available-for-sale to a trading classification. The cumulative gross unrealized gain reclassified into net investment gains was $0.6 million. For the year ended December 31, 1999, these securities recorded $0.9 million net investment income and $(0.5) million investment losses. Cost of trading securities held at December 31, 1999 was $12.1 million. National Life Group held no securities classified as trading prior to January 1, 1999.

National Life Group periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. National Life receives cash collateral for at least 103% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents and closed block assets) and the corresponding liability for collateral held (closed block portion included in closed block liabilities) were $115.5 million and $193.5 million at December 31, 1999 and 1998, respectively.

National Life Group also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings because the securities received at the end of the repurchase period are identical to the securities transferred. There were no open transactions at December 31, 1999 or 1998.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:


                                                                               1999                  1998
                                                                      ---------------------------------------------
GEOGRAPHIC REGION
-----------------
New England                                                                     4.3%                   3.8%
Middle Atlantic                                                                10.7                    9.7
East North Central                                                              8.7                    9.3
West North Central                                                              2.8                    4.5
South Atlantic                                                                 24.1                   25.7
East South Central                                                              7.0                    5.0
West South Central                                                             12.9                   10.3
Mountain                                                                       15.1                   17.7
Pacific                                                                        14.4                   14.0
-------------------------------------------------------------------------------------------------------------------

            Total                                                             100.0%                 100.0%
===================================================================================================================

PROPERTY TYPE
-------------
Residential                                                                     0.1%                   0.2%
Apartment                                                                      19.7                   24.2
Retail                                                                          9.5                   12.2
Office Building                                                                37.4                   35.0
Industrial                                                                     29.4                   26.2
Hotel/Motel                                                                     2.6                    0.8
Other Commercial                                                                1.3                    1.4
-------------------------------------------------------------------------------------------------------------------

            Total                                                             100.0%                 100.0%
===================================================================================================================

Total mortgage loans and real estate
   (in thousands)                                                        $  867,973           $  1,174,070
===================================================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                                                 1999                  1998
-----------------------------------------------------------------------------------------------------------------
Unimpaired loans                                                             $   767,540           $ 1,077,637
Impaired loans without valuation allowances                                        6,943                11,757
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                             774,483             1,089,394
-----------------------------------------------------------------------------------------------------------------
Impaired loans with valuation allowances                                          10,600                10,244
Related valuation allowances                                                      (3,113)               (1,134)
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                               7,487                 9,110
-----------------------------------------------------------------------------------------------------------------
                        Total                                                $   781,970           $ 1,098,504
=================================================================================================================

Impaired loans:
      Average recorded investment                                            $    19,771           $    27,755
      Interest income recognized                                             $     2,137           $     3,124
      Interest received                                                      $     2,092           $     2,818

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 were as follows (in thousands):

                                                                             1999               1998
============================================================================================================
Additions for impaired loans charged to realized losses                     $ 1,993            $  1,564
Impairment losses charged to valuation allowances                                 -              (2,217)
Changes to previously established valuation allowances                          (14)             (2,642)
------------------------------------------------------------------------------------------------------------
            Increase/decrease in valuation allowances                         1,979              (3,295)
            Balance, beginning of year                                        1,134               4,429
------------------------------------------------------------------------------------------------------------
            Balance, end of year                                            $ 3,113            $  1,134
============================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):


                                                                           1999                  1998
------------------------------------------------------------------------------------------------------------
Debt securities interest                                               $  255,721            $  405,184
Equity securities dividends                                                 2,385                 6,380
Mortgage loan interest                                                     63,196                90,991
Policy loan interest                                                        6,426                47,189
Real estate income                                                         11,698                12,802
Other investment income                                                    29,915                12,363
------------------------------------------------------------------------------------------------------------
            Gross investment income                                       369,341               574,909
            Less: investment expenses                                      19,956                24,570
------------------------------------------------------------------------------------------------------------
            Net investment income                                      $  349,385            $  550,339
============================================================================================================

DERIVATIVES

The Company purchases over-the-counter options and exchange-traded futures on the Standard & Poor's 500 (S&P 500) Index to hedge obligations relating to equity indexed products. When the S&P 500 Index increases, increases in the intrinsic value of the options and fair value of futures are offset by increases in equity indexed product account values. When the S&P 500 Index decreases, the Company's loss is the decrease in the fair value of futures and is limited to the premium paid for the options.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The option premium is expensed over the term of the option. Amortization of the option premium is reflected in investment income. Interest credited includes amounts that would be credited on the next policy anniversary based on the S&P 500 Index's value at the reporting date, offset by changes in the intrinsic value of options held and changes in the fair value of futures. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date.

The notional amounts and net book value of options and futures at December 31 were as follows (in thousands):

                                                                             1999                1998
--------------------------------------------------------------------------------------------------------------
Notional amounts:
            Options                                                          $ 166,858            $  79,754
            Futures                                                          $   5,439            $  28,835
==============================================================================================================

Book values:
Options:       Net amortized cost                                            $  17,800            $   5,514
               Intrinsic value                                                  18,894               18,953
--------------------------------------------------------------------------------------------------------------
               Book value                                                       36,694               24,467
Futures at fair value                                                              890                  463
--------------------------------------------------------------------------------------------------------------
Net book value (included in other invested assets)                           $  37,584            $  24,930
==============================================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                                1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                 Carrying Value     Estimated Fair Value    Carrying Value    Estimated Fair Value
----------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents                          $   173,485           $  173,485          $   347,949           $   347,949
Available-for-sale debt and equity securities        3,338,777            3,338,777            5,438,784             5,438,784
Trading equity securities                               11,793               11,793                    -                     -
Mortgage loans                                         781,970              790,190            1,098,504             1,180,630
Policy loans                                           120,745              115,330              776,363               743,687
Derivatives                                             37,584               35,528               24,930                28,496

Investment products                                  2,600,657            2,578,402            2,507,012             2,522,940
Debt                                                    76,092               62,615               78,088                75,141

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products, The Company generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.
,
Transactions between the open and Closed Block (see Notes 11 and 13) have been excluded from the following schedule. Reinsurance flows with outside parties remain within the open block.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):


                                                                         1999                    1998
---------------------------------------------------------------------------------------------------------------
Insurance premiums:
            Direct premiums                                              $ 114,117             $   453,859
            Reinsurance assumed                                              4,731                     898
            Reinsurance ceded                                              (60,898)                (68,497)
---------------------------------------------------------------------------------------------------------------
                                                                         $  57,950             $   386,260
===============================================================================================================

Other income:
            Direct                                                       $   6,975             $     3,694
            Reinsurance ceded                                               12,887                  13,577
---------------------------------------------------------------------------------------------------------------
                                                                         $  19,862             $    17,271
===============================================================================================================

                                                                          1999                     1998
---------------------------------------------------------------------------------------------------------------
Increase in policy liabilities:
            Direct increase in policy liabilities                      $    63,124              $   94,949
            Reinsurance assumed                                                  -                      (4)
            Reinsurance ceded                                              (16,525)                  3,307
---------------------------------------------------------------------------------------------------------------
                                                                       $    46,599              $   98,252
===============================================================================================================
Policy benefits:
            Direct policy benefits                                     $   109,618              $  416,919
            Reinsurance assumed                                             (2,479)                  1,286
            Reinsurance ceded                                              (60,403)                (71,426)
---------------------------------------------------------------------------------------------------------------
                                                                       $    46,736              $  346,779
===============================================================================================================

Policyholders' dividends:
            Direct policyholders' dividends                            $     2,852              $  110,630
            Reinsurance ceded                                               (3,935)                 (3,528)
---------------------------------------------------------------------------------------------------------------
                                                                       $    (1,083)             $  107,102
===============================================================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                               1999                   1998
----------------------------------------------------------------------------------------------
Balance, beginning of year                                  $ 416,733              $ 392,014
  Acquisition costs deferred                                   73,648                 57,318
  Amortization to expense during the year                     (36,791)               (49,738)
  Adjustment to equity during the year                        116,725                 17,139
  Included in Closed Block assets                            (312,588)                     -
  Purchase GAAP effect on purchase of LSWNH (Note 12)         (32,188)                     -
----------------------------------------------------------------------------------------------
Balance, end of year                                        $ 225,539              $ 416,733
==============================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):

                                                                  1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                       Amount                 Rate               Amount                Rate
----------------------------------------------------------------------------------------------------------------------------------
Current                                               $  7,497                                 $  17,144
Deferred                                                 9,883                                   (18,164)
-------------------------------------------------------------------                      --------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================

Expected income taxes                                 $ 29,206               35.0%             $   9,686              35.0%
Differential earnings amount                            (2,058)              (2.5)                (7,953)            (28.7)
Affordable housing tax credit                           (6,509)              (7.8)                (6,638)            (24.0)
Net change in tax reserves                               2,033                2.4                  5,035              18.2
Other, net                                              (5,292)              (6.3)                (1,150)             (4.2)
----------------------------------------------------------------------------------------------------------------------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================
            Effective federal income tax rate                                20.8%                                    (3.7)%
====================================================                =====================                    =====================

The Company received net federal income tax refunds of $9.4 million in 1999 and paid federal income taxes of $13.3 million in 1998.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                                                         1999                1998
--------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
    Net unrealized loss on available-for-sale securities                                $  29,383                   -
    Debt and equity securities                                                             17,419                   -
    Policy liabilities                                                                     32,408          $  185,294
    Other liabilities and accrued expenses                                                 51,609              67,291
    Other                                                                                     490               4,761
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax assets                                  131,309             257,346
--------------------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
    Deferred policy acquisition costs                                                      28,635             126,380
    Present value of future profits of insurance acquired                                  37,908              17,683
    Net unrealized gain on available-for-sale securities                                        -              62,884
    Debt and equity securities                                                                  -              16,947
    Other                                                                                  14,777              11,911
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax liabilities                              81,320             235,805
--------------------------------------------------------------------------------------------------------------------------

                        Net deferred income tax assets                                  $  49,989          $   21,541
==========================================================================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1995 and is currently examining the years 1996 - 1998. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

National Life sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by National Life's Benefits Committee and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation near retirement. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory defined supplemental benefit plan for certain executives. These non-qualified defined benefit pension plans are not funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life Group pays for plan benefits on a current basis. The cost of these benefits is recognized as earned.

During 1997, National Life offered enhanced pension and postretirement benefits to employees meeting certain defined eligibility requirements. The program resulted in special termination benefits for the expected present value of the enhancements to benefits, curtailment gains for reductions in the pension benefit obligations relating to assumed increases in future compensation levels and settlement gains for the pro-rata recognition of actuarial gains on lump sum settlements of pension benefit obligations. Some of the plan participants elected to defer their lump sum payouts until 1998, which also deferred recognition of the related settlement gain until 1998.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                      Pension Benefits                     Other Benefits
                                                                -----------------------------------------------------------------
                                                                    1999              1998              1999             1998
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year                          $ 189,524         $ 162,986         $ 27,883          $ 24,759
  Service cost (benefits earned during the current period)           4,194             2,849              581               547
  Interest cost on benefit obligation                               12,260            11,430            1,876             1,699
  Actuarial (gains) losses                                         (26,832)           34,444           (3,937)            1,939
  Benefits paid                                                    (12,002)          (22,185)          (1,170)           (1,061)
---------------------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year                                $ 167,144         $ 189,524         $ 25,233          $ 27,883
=================================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                                 $ 100,045         $ 108,884
  Actual return on plan assets                                       9,952             7,200
  Benefits paid                                                     (5,747)          (16,039)
-----------------------------------------------------------------------------------------------
  Plan assets, end of year                                       $ 104,250         $ 100,045
===============================================================================================


                                                                    Pension Benefits                    Other Benefits
                                                        ----------------------------------------------------------------------
                                                                 1999              1998              1999             1998
------------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Benefit obligation                                          $ 167,144         $ 189,524         $ 25,233        $ 27,883
  Plan assets                                                  (104,250)         (100,045)
------------------------------------------------------------------------------------------------------------------------------
       Benefit obligation in excess of plan assets               62,894            89,479           25,233          27,883
  Unrecognized actuarial gains (losses)                          18,309           (11,259)           6,397           2,526
  Unrecognized prior service cost                                                                   (1,080)         (1,152)
                                                        ----------------------------------------------------------------------
        Accrued benefit cost at September 30                     81,203            78,220           30,550          29,257
              Payments subsequent to measurement date            (1,638)           (1,518)
------------------------------------------------------------------------------------------------------------------------------
       Accrued benefit cost at December 31                    $  79,565         $  76,702         $ 30,550        $ 29,257
==============================================================================================================================


The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                      Pension Benefits                 Other Benefits
                                                             ----------------------------------------------------------------
                                                                   1999              1998           1999            1998
-----------------------------------------------------------------------------------------------------------------------------
Service cost (benefits earned during the current period)         $  4,194          $  2,849       $    581        $    547
Interest cost on benefit obligation                                12,260            11,430          1,876           1,699
Expected return on plan assets                                     (8,745)           (9,078)
Net amortization and deferrals                                        281            (1,167)           (66)            (83)
Amortization of prior service cost                                                                      72              72
Settlement gains from 1997 early retirement program                                  (3,131)
-----------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                      $  7,990          $    903        $ 2,463         $ 2,235
=============================================================================================================================

The total projected benefit obligation for non-qualified defined benefit pension plans was $70.9 million and $81.4 million at December 31, 1999 and 1998, respectively. The total accumulated benefit obligation (APBO) for these plans was $67.7 million and $75.2 million at December 31, 1999 and 1998, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                                           Pension Benefits                   Other Benefits
                                                     ----------------------------------------------------------------
                                                       1999               1998            1999            1998
------------------------------------------------------------------- -------------------------------------------------
Discount rate                                          7.75%              6.75%           7.75%           6.75%
Rate of increase in future compensation levels         6.00%              5.00%
Expected long term return on plan assets               9.00%              9.00%

Health care cost trend rates grade to 5% in year 2000 and remain level thereafter. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.4 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $2.0 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life Group uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life provides employee savings and 401(k) plans where up to 3% of an employee's compensation may be invested by the employee in either plan with matching funds contributed by the company. Employees below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Additional employee voluntary contributions may be made to the plans up to a set maximum. Vesting and withdrawal privilege schedules are attached to the Company's contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds sponsored by an affiliate of National Life. Total annual contributions can not exceed certain limits that vary based on total agent compensation. No National Life contributions are made to the plan.

Life Insurance Company of the Southwest (LSW), an indirectly held wholly-owned subsidiary of National Life, provides a 401(k) to its employees. Additional voluntary employee contributions may be made to the plan subject to certain limits. LSW's contributions to these plans generally vest within two years.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                          1999                   1998
-----------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                    $ 69,692               $ 69,688
       $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of
       Banking, Insurance, Securities and Health Care Administration.

6.57% Term Note:                                                                           6,400                  8,400
       $6.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is secured by subsidiary stock, includes certain restrictive covenants and requires annual payments of principal (see below).
-----------------------------------------------------------------------------------------------------------------------------
       Total debt                                                                       $ 76,092               $ 78,088
=============================================================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):


       2000                                       $ 2,000
       2001                                         2,000
       2002                                         2,400
       2003                                             -
       2004                                             -


Interest paid was $6.3 million and $6.2 million in 1999 and 1998, respectively.

NOTE 9 - CONTINGENCIES

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members may instead pursue alternative dispute resolution according to predetermined guidelines. Qualifying members may also opt out of the class action and pursue litigation separately against National Life. Most of the alternative dispute resolution cases were settled by December 31, 1999. Management believes that while the ultimate cost of this litigation (including those opting out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on National Life's financial position.

In late 1999, two lawsuits were filed against National Life and the State of Vermont in Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life Group's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life Group's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133), which establishes accounting and reporting standards for derivative instruments. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. The statement was originally effective for fiscal years beginning after June 15, 1999. In June, 1999 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 (FAS 137). FAS 137 requires the application of FAS 133 for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of the adoption of FAS 133.

NOTE 11 - CLOSED BLOCK

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure (see Note 13).

Summarized financial information for the Closed Block effects as of December 31, 1999 and for the year then ended is as follows (in thousands):

                                                                                                                       1999
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                                                         $   122,982
  Available-for-sale debt securities (amortized cost of $1,800.1 million)                                             1,771,494
  Mortgage loans                                                                                                        380,986
  Policy loans                                                                                                          640,490
  Accrued investment income                                                                                              53,387
  Premiums and fees receivable                                                                                           18,864
  Deferred policy acquisition costs                                                                                     312,588
  Other assets                                                                                                          123,690
----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                                   $ 3,424,481
==================================================================================================================================

LIABILITIES:
  Policy liabilities and accruals                                                                                   $ 3,629,560
  Other liabilities                                                                                                      69,186
----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                              $ 3,698,746
==================================================================================================================================




                                                                                                                        1999
----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
 Premiums and other income                                                                                          $   325,445
 Net investment income                                                                                                  216,432
 Realized investment gain                                                                                                 8,720
----------------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                                                       550,597
----------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                                                          66,324
 Policy benefits                                                                                                        283,598
 Policyholders' dividends                                                                                               107,941
 Interest credited to policyholders' accounts                                                                            13,294
 Operating expenses                                                                                                      17,407
 Policy acquisition expenses, net                                                                                        37,662
----------------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                                                          526,226
----------------------------------------------------------------------------------------------------------------------------------
Pre-tax contribution from the Closed Block                                                                          $    24,371
==================================================================================================================================

There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 1999. Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

The Consolidated Statement of Cash Flows for 1999 is presented net of cash flows and adjustments to operating cash flows attributable to the Closed Block cash and short term investments of $(24.5) million. The Closed Block was initially funded on January 1, 1999 with cash and securites totalling $2.2 billion.

NOTE 12 - ACQUISITION

On July 2, 1999, the Company acquired the outstanding one-third interest in LSW National Holdings, Inc., (LSWNH) the parent of Dallas, Texas-based Life Insurance Company of the Southwest (LSW), a financial services company specializing in the sale of annuities. The Company had previously purchased a two-thirds interest in the company in February, 1996.

The purchase price was $61.6 million in cash. Purchasing the remaining one-third interest eliminated the ongoing provision for minority interests for the last six months of 1999. The effect of the cash purchase on the consolidated financial statements was to reduce minority interests by $39.7 million and record net purchase GAAP adjustments of $21.9 million, which included intangible assets for the present value of future profits of insurance acquired of $59.4 million and goodwill of $3.0 million.

Had the one-third purchase been made at January 1, 1998, pro-forma consolidated net income would have increased by about $3.1 million and $2.2 million in 1999 and 1998, respectively. These pro-forma consolidated results are not necessarily indicative of the actual results which might have occurred had the Company owned all of LSWNH since that date. (unaudited)

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. National Life Holding Company currently owns all the outstanding shares of NLV Financial, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. National Life Holding Company currently has no other assets, liabilities or operations other than that related to its ownership of NLV Financial's outstanding stock. Similarly, NLV Financial currently has no other assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, National Life Holding Company must always hold a majority of the voting shares of NLV Financial.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the "Commissioner").

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLV Financial as a transfer from retained earnings and also transferred $5 million from retained earnings into additional paid in capital. There were no dividends paid or declared in 1999 by National Life. Dividends declared by National Life in excess of ten percent of statutory surplus (see Note 14 for statutory information) require pre-approval by the Commissioner.

NOTE 14 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life's statutory surplus to GAAP equity at December 31 and statutory net income to GAAP net income for the years ended December 31 were as follows (in thousands):

                                                        1999                                            1998
                                       --------------------------------------------------------------------------------------
                                          Surplus/                                        Surplus/
                                           Equity                 Net Income               Equity                Net Income
-----------------------------------------------------------------------------------------------------------------------------
Statutory surplus/net income             $ 408,086                 $ 25,923              $  373,063               $  67,841

Asset valuation reserve                     79,207                                           69,994
Interest maintenance reserve                58,507                    5,681                  52,826                  (4,114)
Surplus notes                              (70,716)                                         (70,700)
Non-admitted assets                          2,101                                           17,033
Investments                                 30,149                    5,916                     650                  (4,471)
Deferred policy acquisition costs          445,704                   17,250                 428,453                  (9,479)
Deferred income taxes                       45,587                   (3,837)                 74,132                  15,555
Policy liabilities                        (202,061)                  10,063                (203,832)                 (6,476)
Policyholders' dividends                    67,494                    3,289                  64,205                     529
Benefit plans                              (29,475)                  (1,571)                (27,904)                  6,730
Sales remediation costs                                                                                             (40,575)
Other comprehensive income, net            (57,700)                                         106,243
Other changes, net                          (1,895)                  (6,086)                 (1,860)                 (5,352)
-----------------------------------------------------------------------------------------------------------------------------

GAAP equity/net income                   $ 774,988                 $ 56,628              $  882,303               $  20,188
=============================================================================================================================

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC has recommended an effective date of January 1, 2001. The Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes current promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration has adopted Codification effective January 1, 2001. The Department may make changes to the promulgated guidance prior to the effective date. National Life has not estimated the potential effect of the Codification guidance on its reported results.

                               NATIONAL VARIABLE
                             LIFE INSURANCE ACCOUNT
                               (VARITRAK SEGMENT)

                              FINANCIAL STATEMENTS

                                   * * * * *

                                DECEMBER 31, 1999

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account -- Varitrak Segment


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account -- Varitrak Segment (a segment within a Separate Account of National Life Insurance Company) (the Segment) at December 31, 1999, and the results of each of their operations and each of their changes in net assets for each of the three years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the funds, provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

March 31, 2000

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)


                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 1999

                                                                                                                       POLICYHOLDER
                                                                                                                         ACCOUNT
                                                                                                                          VALUES
                                                                                                                     ---------------
ASSETS:
Investments in shares of mutual fund portfolios at market value
(policyholder accumulation units and unit value):

Market Street Fund Money Market (457,700.93 accumulation units at $11.71 unit value)                                    $  5,358,457
Market Street Fund Growth (785,636.12 accumulation units at $16.45 unit value)                                            12,919,844
Market Street Fund Aggressive Growth (118,770.59 accumulation units at $16.72 unit value)                                  1,985,760
Market Street Fund Managed (137,184.85 accumulation units at $14.53 unit value)                                            1,992,873
Market Street Fund Bond (151,215.28 accumulation units at 11.47 unit value)                                                1,734,440
Market Street Fund International (186,695.40 accumulation units at $16.71 unit value)                                      3,119,576
Market Street Fund Sentinel Growth (141,722.47 accumulation units at $22.71 unit value)                                    3,218,517
Alger American Fund Growth (380,350.42 accumulation units at $25.93 unit value)                                            9,860,929
Alger American Fund Small Capitalization (445,440.10 accumulation units at $18.06 unit value)                              8,045,531
VIPF Equity Income Portfolio (303,914.15 accumulation units at $35.19 unit value)                                         10,694,428
VIPF Overseas Portfolio (147,357.59 accumulation units at $29.39 unit value)                                               4,331,372
VIPF Growth Portfolio (239,691.23 accumulation units at $57.59 unit value)                                                13,802,814
VIPF High Income Portfolio (92,780.05 accumulation units at $29.11 unit value)                                             2,700,605
VIPF Contrafund Portfolio (238,927.92 accumulation units at $19.45 unit value)                                             4,646,129
VIPF Index 500 Portfolio (511,054.93 accumulation units at $35.78 unit value)                                             18,284,795
American Century Variable Portfolios VP Value (21,371.41 accumulation units at $10.25 unit value)                            218,998
American Century Variable Portfolios VP Income & Growth (79,083.88 accumulation units at $12.85 unit value)                1,016,274
JP Morgan Series Trust II International Opportunities (25,101.23 accumulation units at $13.15 unit value)                    330,095
JP Morgan Series Trust II Small Company (14,240.28 accumulation units at $14.31 unit value)                                  203,838
Strong Opportunity Fund II(43,769.74 accumulation units at $13.93 unit value)                                                609,810
Strong Variable Insurance Funds Mid Cap Growth (75,292.18 accumulation units at $21.30 unit value)                         1,603,929
Neuberger Berman Advisers Management Trust Partners Portfolio (25,882.53 accumulation units at $10.87 unit value)            281,245
Goldman Sachs Variable Insurance Trust International Equity (17,860.81 accumulation units at $13.24 unit value)              236,418
Goldman Sachs Variable Insurance Trust Global Income (3,631.05 accumulation units at $10.22 unit value)                       37,096
Goldman Sachs Variable Insurance Trust CORE Small Cap Equity (6,687.30 accumulation units at $11.03 unit value)               73,789
Goldman Sachs Variable Insurance Trust Mid Cap Value (14,285.28 accumulation units at $9.72 unit value)                      138,821
                                                                                                                        ------------

                Total Net Assets                                                                                        $107,446,383
                                                                                                                        ============

   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                         MARKET STREET FUND
                                    ---------------------------------------------------------------------------------
                                        MONEY                    AGGRESSIVE
                                        MARKET        GROWTH       GROWTH       MANAGED         BOND    INTERNATIONAL
                                    ------------   -----------  ------------   ----------    ---------  -------------
INVESTMENT INCOME:
Dividend income and
capital gain distributions             $ 224,222    $ 244,886     $ 180,507     $ 71,210      $ 24,621     $ 134,771

EXPENSES:
 Mortality and expense risk
 charges                                  41,721      107,429        14,087       15,752        11,973        21,719
                                    ---------------------------------------------------------------------------------
 Net investment income                   182,501      137,457       166,420       55,458        12,648       113,052
                                    ---------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
 Net realized gain (loss) from
 shares sold                                 -         79,013       (29,873)      37,402        (5,840)       32,890


Net unrealized (depreciation)
  appreciation on investments                -        (15,120)      120,658      (98,893)      (56,125)      500,650
                                    ---------------------------------------------------------------------------------

      Net realized and unrealized
       gain (loss) on investments            -         63,893        90,785      (61,491)      (61,965)      533,540
                                    ---------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS              $ 182,501    $ 201,350     $ 257,205     $ (6,033)    $ (49,317)    $ 646,592
                                    =================================================================================



                                                          ALGER AMERICAN FUND
                                           ---------- ---------------------------
                                            SENTINEL
                                             GROWTH        GROWTH       SMALL CAP
                                           ---------     ----------     ----------
INVESTMENT INCOME:
Dividend income and
capital gain distributions                 $  70,274     $  583,780      $ 687,887

EXPENSES:
 Mortality and expense risk
 charges                                      18,499         61,216         50,956
                                    -----------------------------------------------
 Net investment income                        51,775        522,564        636,931
                                    -----------------------------------------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
 Net realized gain (loss) from
 shares sold                                  65,850        577,304         93,301


Net unrealized (depreciation)
  appreciation on investments                682,680      1,024,377      1,596,167
                                    -----------------------------------------------

      Net realized and unrealized
        gain (loss) on investments           748,530      1,601,681      1,689,468
                                    -----------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $ 800,305    $ 2,124,245    $ 2,326,399
                                    ===============================================





   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                     VIPF
                                             -------------------------------------------------------------------------------------
                                               EQUITY                                              HIGH
                                               INCOME             OVERSEAS         GROWTH          INCOME           CONTRAFUND
                                             -----------       --------------   -----------      ----------        -------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions               $  424,670        $  100,811       $  847,889       $  217,914        $   80,833

EXPENSES:
    Mortality and expense risk charges           89,153            27,018           86,698           23,116            26,335
                                             -------------------------------------------------------------------------------------

Net investment income (loss)                    335,517            73,793          761,191          194,798            54,498
                                             -------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                361,515            86,245          677,291         (146,982)          193,124

    Net unrealized (depreciation)
     appreciation on investments               (217,244)        1,039,168        1,869,134          116,488           469,976
                                             -------------------------------------------------------------------------------------


Net realized and unrealized
  gain (loss) on investments                    144,271         1,125,413        2,546,425          (30,494)          663,100
                                             -------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $  479,788        $1,199,206       $3,307,616       $  164,304        $  717,598
                                             =====================================================================================


                                                                      AMERICAN CENTURY
                                               VIPF                 VARIABLE PORTFOLIOS
                                            -----------      --------------------------------
                                              INDEX                             VP INCOME &
                                               500             VP VALUE           GROWTH
                                            ----------       ------------      --------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions              $  112,837       $    5,747        $       40

EXPENSES:
    Mortality and expense risk charges         102,705            1,010             4,209
                                            ---------------------------------------------

Net investment income (loss)                    10,132            4,737            (4,169)
                                            ---------------------------------------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                               823,410           (2,164)           24,948

    Net unrealized (depreciation)
     appreciation on investments             1,421,745          (14,728)           77,756
                                            ---------------------------------------------


Net realized and unrealized
  gain (loss) on investments                 2,245,155          (16,892)          102,704
                                            ---------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $2,255,287       $  (12,155)       $   98,535
                                            =============================================

   The accompanying notes are an integral part of these financial statements.
                                      F-54

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECMEBER 31, 1999







                                                       JP MORGAN                                   STRONG VARIABLE      NEUBERGER
                                                     SERIES TRUST II                STRONG         INSURANCE FUNDS        BERMAN
                                          ---------------------------------     --------------   ------------------  ------------
                                            INTERNATIONAL          SMALL          OPPORTUNITY         MID CAP           PARTNERS
                                            OPPORTUNITIES         COMPANY           FUND              GROWTH           PORTFOLIO
                                          -----------------   -------------     --------------   ------------------  ------------

INVESTMENT INCOME:
    Dividend income and
    capital gain distributions             $     9,965       $     4,932       $     3,110       $       155        $     3,906

EXPENSES:
    Mortality and expense risk charges             632               865             1,447             4,044              1,657
                                           --------------------------------------------------------------------------------------

Net investment income (loss)                     9,333             4,067             1,663            (3,889)             2,249
                                           --------------------------------------------------------------------------------------


REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                 1,579            21,966             4,649            73,685              4,890

    Net unrealized appreciation
     (depreciation) on investments              33,198            34,479            63,891           391,256              2,086
                                           --------------------------------------------------------------------------------------

Net realized and unrealized
  gain (loss) on investments                    34,777            56,445            68,540           464,941              6,976
                                           --------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $    44,110       $    60,512       $    70,203       $   461,052        $     9,225
                                           ======================================================================================




                                                       GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                          -------------------------------------------------------------------
                                          INTERNATIONAL         GLOBAL            CORE SMALL         MID CAP
                                              EQUITY            INCOME            CAP EQUITY          VALUE             TOTAL
                                          --------------     ------------      ---------------    ------------      -------------

INVESTMENT INCOME:
    Dividend income and
    capital gain distributions             $    17,323       $     1,386        $       148        $       662        $ 4,054,486

EXPENSES:
    Mortality and expense risk charges           1,055               131                445                346            714,218
                                          ---------------------------------------------------------------------------------------

Net investment income (loss)                    16,268             1,255               (297)               316          3,340,268
                                          ---------------------------------------------------------------------------------------


REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                 8,182               (42)             2,815              1,831          2,986,989

    Net unrealized appreciation
     (depreciation) on investments              21,079            (1,337)             7,437             (3,555)         9,065,223
                                          ---------------------------------------------------------------------------------------

Net realized and unrealized
  gain (loss) on investments                    29,261            (1,379)            10,252             (1,724)        12,052,212
                                          ---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $    45,529       $      (124)       $     9,955        $    (1,408)       $15,392,480
                                          =======================================================================================


   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECMEBER 31, 1998



                                                                                                     MARKET STREET FUND
                                             -------------------------------------------------------------------------------------
                                               MONEY                               AGGRESSIVE
                                               MARKET            GROWTH              GROWTH            MANAGED            BOND
                                             -----------       -----------        -------------     --------------    -----------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions               $   174,631       $   828,642        $    54,654       $    82,717       $    35,739

EXPENSES:
    Mortality and expense risk charges            29,369            72,436              8,545            10,475             6,127
                                             -------------------------------------------------------------------------------------

Net investment income                            145,262           756,206             46,109            72,242            29,612
                                             -------------------------------------------------------------------------------------


REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized (loss) gain from
     shares sold                                       -          (125,406)            12,423            54,347             5,728

    Net unrealized appreciation
     on investments                                    -           371,666             27,969             5,509            10,575
                                             -------------------------------------------------------------------------------------


Net realized and unrealized
     gain on investments                               -           246,260             40,392            59,856            16,303
                                             -------------------------------------------------------------------------------------


INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                  $   145,262       $ 1,002,466        $    86,501       $   132,098       $    45,915
                                             =====================================================================================



                                                   MARKET STREET FUND                    ALGER AMERICAN FUND
                                            ----------------------------------     -------------------------------
                                                                   SENTINAL
                                               INTERNATINAL         GROWTH           GROWTH            SMALL CAP
                                             ----------------   -------------      -----------       -------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions                $    71,101       $   126,914        $   520,351       $   477,358

EXPENSES:
    Mortality and expense risk charges             12,891             9,352             30,787            33,154
                                            --------------------------------------------------------------------

Net investment income                              58,210           117,562            489,564           444,204
                                            --------------------------------------------------------------------


REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized (loss) gain from
     shares sold                                    3,127           (39,825)           133,365            (9,041)

    Net unrealized appreciation
     on investments                                33,776            83,638            759,665           156,309
                                            --------------------------------------------------------------------


Net realized and unrealized
  gain on investments                              36,903            43,813            893,030           147,268
                                            --------------------------------------------------------------------


INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    95,113       $   161,375        $ 1,382,594       $   591,472
                                            ====================================================================

   The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998




                                                                                         VIPF
                                             -----------------------------------------------------------------------------------
                                               EQUITY                                             HIGH
                                               INCOME         OVERSEAS          GROWTH            INCOME           CONTRAFUND
                                             -----------    -------------     -----------      ------------      --------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions               $  332,243       $  106,077       $  508,477       $  154,838        $   30,797

EXPENSES:
    Mortality and expense risk charges           61,108           16,784           45,640           15,314             9,280
                                             -----------------------------------------------------------------------------------

Net investment income (loss)                    271,135           89,293          462,837          139,524            21,517
                                             -----------------------------------------------------------------------------------


REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                183,982           11,052          144,728          (30,566)           18,665

    Net unrealized appreciation
     (depreciation) on investments              230,682           81,094        1,154,458         (220,695)          264,772
                                             -----------------------------------------------------------------------------------


Net realized and unrealized
  gain (loss) on investments                    414,664           92,146        1,299,186         (251,261)          283,437
                                             -----------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $  685,799       $  181,439       $1,762,023       $ (111,737)       $  304,954
                                             ===================================================================================


                                                                         AMERICAN CENTURY
                                                  VIPF                 VARIABLE PORTFOLIOS
                                             -------------      --------------------------------
                                                 INDEX                              VP INCOME &
                                                  500              VP VALUE            GROWTH
                                             -------------      -------------     --------------
INVESTMENT INCOME:
    Dividend income and
    capital gain distributions               $     48,516        $      -         $      356

EXPENSES:
    Mortality and expense risk charges             27,146               65               119
                                             -------------------------------------------------

Net investment income (loss)                       21,370              (65)              237
                                             -------------------------------------------------


REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                                  117,440              968             1,528

    Net unrealized appreciation
     (depreciation) on investments                659,903            1,426             7,468
                                             -------------------------------------------------


Net realized and unrealized
  gain (loss) on investments                      777,343            2,394             8,996
                                             -------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $    798,713       $    2,329        $    9,233
                                             =================================================

   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                 JP MORGAN                              STRONG VARIABLE   NEUBERGER
                                              SERIES TRUST II             STRONG        INSURANCE FUNDS    BERMAN
                                         ---------------------------   --------------   ---------------  ----------
                                         INTERNATIONAL      SMALL      OPPORTUNITY II       MID CAP       PARTNERS
                                         OPPORTUNITIES     COMPANY        FUND II           GROWTH        PORTFOLIO
                                         -------------   -----------   --------------   ---------------  ----------
INVESTMENT INCOME:
  Dividend income and
   capital gain distributions             $    -         $      185      $      10        $       -      $        -


EXPENSES:
  Mortality and expense risk charges            1                10              2                 5             66
                                          -------------------------------------------------------------------------

Net investment (loss) income                   (1)              175              8                (5)           (66)
                                          -------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
  Net realized gain (loss) from
   shares sold                                 70               28              30                43            565

  Net unrealized appreciation
   on investments                              56              427             198               686          2,769
                                          -------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments                   126              455             228               729          3,334
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $   125        $     630      $      236        $      724     $    3,268
                                          =========================================================================



                                                  GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                            ------------------------------------------------------
                                            INTERNATIONAL    GLOBAL       CORE SMALL     MID CAP
                                               EQUITY        INCOME       CAP EQUITY      VALUE         TOTAL
                                            -------------  ----------   -------------  -----------   ------------
INVESTMENT INCOME:
  Dividend income and
   capital gain distributions               $      170    $       93     $       65    $      115     $3,554,049


EXPENSES:
  Mortality and expense risk charges                36             6             25            28        388,771
                                          -------------------------------------------------------------------------

Net investment (loss) income                       134            87             40            87      3,165,278
                                          -------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
  Net realized gain (loss) from
   shares sold                                     164          (160)            96            54        483,405

  Net unrealized appreciation
   on investments                                1,643            23          1,929         1,693      3,637,639
                                          -------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments                      1,807          (137)         2,025         1,747      4,121,044
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  $    1,941    $      (50)    $    2,065    $    1,834     $7,286,322
                                          =========================================================================




   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
   (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                             Market Street Fund
                                         ----------------------------------------------------------------------------------------
                                           Money                 Aggressive                                              Sentinel
                                           Market     Growth       Growth        Managed       Bond     International     Growth
                                         ---------   --------    ----------     ---------    -------   --------------    --------
INVESTMENT INCOME:
  Dividend income and
   capital gain distributions            $ 131,394   $ 139,288    $  1,211     $  23,450    $  9,403     $  19,573      $    434

EXPENSES:
  Mortality and expense risk charges        22,402      24,951       3,114         5,910       1,833         5,158         2,431
                                         ----------------------------------------------------------------------------------------

Net investment income (loss)               108,992     114,337      (1,903)       17,540       7,570        14,415        (1,997)
                                         ----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
  Net realized gain from
   shares sold                                   -     106,196      12,533        13,707         483         6,441        16,851

 Net unrealized appreciation
  on investments                                 -     353,473      51,230        85,995      11,666         2,281        44,338
                                         ----------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              -     459,669      63,763        99,702      12,149         8,722        61,189
                                         ----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS               $ 108,992   $ 574,006    $ 61,860     $ 117,242    $ 19,719     $  23,137      $ 59,192
                                         ========================================================================================

                                            Alger American Fund
                                         -------------------------

                                           Growth       Small Cap
                                         ----------   ------------
INVESTMENT INCOME:
  Dividend income and
   capital gain distributions            $   9,832      $  54,467

EXPENSES:
  Mortality and expense risk charges        11,355         15,072
                                         -------------------------

Net investment income (loss)                (1,523)        39,395
                                         -------------------------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
  Net realized gain from
   shares sold                              48,393         29,498

 Net unrealized appreciation
  on investments                           176,680        141,467
                                         -------------------------
Net realized and unrealized
gain on investments                        225,073        170,965
                                         -------------------------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS               $ 223,550      $ 210,360
                                         =========================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
   (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                        VIPF
                                     --------------------------------------------------------------------------
                                       EQUITY                                 HIGH                      INDEX
                                       INCOME     OVERSEAS      GROWTH       INCOME    CONTRAFUND        500           TOTAL
                                     ----------  -----------  -----------   ---------  -----------    ---------     -----------
INVESTMENT INCOME:

  Dividend income and
   capital gain distributions        $ 146,791     $ 22,598    $  30,327    $ 17,180       $     -     $      -    $   605,948

EXPENSES:
  Mortality and expense risk charges    25,535        6,281       17,476       5,215           812          984        148,529
                                     ------------------------------------------------------------------------------------------

Net investment income (loss)           121,256       16,317       12,851      11,965          (812)        (984)       457,419
                                     ------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
  Net realized gain from
   shares sold                          77,167        9,870       48,614      10,903         2,592        1,900        385,148

  Net unrealized appreciation
   (depreciation) on                   428,283         (475)     280,065      62,794         5,500       15,881      1,659,178
                                     ------------------------------------------------------------------------------------------
Net realized and unrealized
 gain on investments                   505,450        9,395      328,679      73,697         8,092       17,781      2,044,326
                                     ------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS           $ 626,706     $ 25,712    $ 341,530    $ 85,662       $ 7,280     $ 16,797    $ 2,501,745
                                     ==========================================================================================


  The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
   (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                      STATEMENT OF CHANGES IN NET ASSETS

                     FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                                    MARKET STREET FUND
                                                -------------------------------------------------------------------------------
                                                   MONEY                               AGGRESSIVE
                                                   MARKET              GROWTH            GROWTH        MANAGED         BOND
                                                -------------      --------------    -------------   -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      $    182,501       $    201,350      $   257,205     $   (6,033)      $(49,317)
                                                -------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
 Participant deposits                             18,682,585          3,472,661          502,580        450,497        517,217
 Transfers between investment
  sub-accounts and general account, net          (17,513,159)           441,371          116,341        315,228        428,435
 Surrenders and lapses                              (129,543)          (642,850)         (60,070)       (39,263)       (42,491)
 Death benefits                                          -              (17,717)             -              -              -
 Loan collateral interest received                     6,164              4,077            1,290          2,872             11
 Transfers for policy loans                           36,797           (122,318)         (21,898)       222,748         (3,291)
 Cost of insurance and administrative charges     (1,012,392)        (1,071,664)        (155,432)      (192,739)      (118,739)
 Miscellaneous                                        10,796             (2,509)             202          3,717            263
                                                -------------------------------------------------------------------------------

 Total capital transactions                           81,248          2,061,051          383,013        763,060        781,405
                                                -------------------------------------------------------------------------------

Increase in net assets                               263,749          2,262,401          640,218        757,027        732,088


Net assets, beginning of period                    5,094,708         10,657,443        1,345,542      1,235,846      1,002,352
                                                -------------------------------------------------------------------------------

Net assets, end of period                       $  5,358,457       $ 12,919,844      $ 1,985,760     $1,992,873    $ 1,734,440
                                                ===============================================================================


                                                     MARKET STREET FUND                ALGER AMERICAN FUND
                                               -------------------------------   -----------------------------
                                                                    SENTINEL
                                                 INTERNATIONAL       GROWTH         GROWTH         SMALL CAP
                                                --------------   -------------   ------------    -------------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                       $   646,592     $   800,305     $ 2,124.245       $ 2,326,399
                                                --------------------------------------------------------------
CAPITAL TRANSACTIONS:
 Participant deposits                                687,287         639,909       2,019,518         1,495,117
 Transfers between investment
  sub-accounts and general account, net              133,338         478,416       1,708,558          126,6009
 Surrenders and lapses                               (47,051)        (19,197)       (218,945)        (216,2798)
 Death benefits                                       (5,597)            -               -               (1686)
 Loan collateral interest received                       301             985           4,566            2,8369
 Transfers for policy loans                           (9,989)        (11,042)       (152,859)        (127,5694)
 Cost of insurance and administrative charges       (216,417)       (194,166)       (592,963)         (458,654)
 Miscellaneous                                         2,715            (973)          1,537            (1,656)
                                                --------------------------------------------------------------

 Total capital transactions                          544,587         893,932       2,769,412           820,227
                                                --------------------------------------------------------------

Increase in net assets                             1,191,179       1,694,237       4,893,657         3,146,626

Net assets, beginning of period                    1,928,397       1,524,280       4,967,272         4,898,905
                                                --------------------------------------------------------------

Net assets, end of period                        $ 3,119,576     $ 3,218,517     $ 9,860.929       $ 8,045,531
                                                ==============================================================

                 The accompanying notes are an integral part of
                          these financial statements.

            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                            VIPF
                                             -------------------------------------------------------------------------------------

                                             EQUITY INCOME      OVERSEAS          GROWTH         HIGH INCOME         CONTRAFUND
                                             --------------  --------------  ---------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      479,788      $  1,199,206      $  3,307,616      $    164,304      $    717,598
                                             -------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                         2,589,209           830,581         2,642,108           668,099         1,053,960
  Transfers between investment
  sub-accounts and general account, net          434,075           321,622         1,897,474           224,167         1,497,929
  Surrenders and lapses                         (338,308)         (116,132)         (369,618)         (254,614)         (165,080)
  Death benefits                                 (15,977)             (890)          (18,064)                -              (391)
  Loan collateral interest received                5,410             1,079             5,360             1,059             2,169
  Transfers for policy loans                    (150,436)          (37,314)          (53,981)           15,738           (39,618)
  Cost of insurance and administrative
    charges                                     (896,278)         (241,330)         (782,269)         (218,356)         (273,807)
  Miscellaneous                                     (558)            2,519             2,059               224               766
                                             -------------------------------------------------------------------------------------

  Total capital transactions                   1,627,137           760,135         3,323,069           436,317         2,075,928
                                             -------------------------------------------------------------------------------------

Increase in net assets                         2,106,925         1,959,341         6,630,685           600,621         2,793,528

Net assets, beginning of period                8,587,503         2,372,031         7,172,129         2,099,984         1,852,603
                                             -------------------------------------------------------------------------------------

Net assets, end of period                     10,694,428      $  4,331,372      $ 13,802,814      $  2,700,605      $  4,646,129
                                             =====================================================================================


                                                                  AMERICAN CENTURY VARIABLE
                                                VIPF                      PORTFOLIOS
                                             -------------  ----------------------------------
                                                                                  VP INCOME &
                                               INDEX 500        VP VALUE            GROWTH
                                             -------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $  2,255,287      $    (12,155)     $     98,535
                                             -------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                          4,757,826            95,324           250,364
  Transfers between investment
  sub-accounts and general account, net         6,525,053           118,104           636,747
  Surrenders and lapses                          (144,754)             (335)           (2,017)
  Death benefits                                     (278)                -                 -
  Loan collateral interest received                 1,475                30                30
  Transfers for policy loans                      (74,165)           (1,615)           (1,652)
  Cost of insurance and administrative
    charges                                    (1,205,701)          (16,178)          (64,083)
  Miscellaneous                                    (7,881)            1,020              (528)
                                             -------------------------------------------------

  Total capital transactions                    9,851,575           196,350           818,861
                                             -------------------------------------------------

Increase in net assets                         12,106,862           184,195           917,396

Net assets, beginning of period                 6,177,933            34,803            98,878
                                             -------------------------------------------------

Net assets, end of period                    $ 18,284,795      $    218,998      $  1,016,274
                                             =================================================

   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                STRONG VARIABLE
                                                                                                  INSURANCE           NEUBERGER
                                          JP MORGAN SERIES TRUST II             STRONG              FUNDS               BERMAN
                                      -----------------------------------  -----------------  ------------------  ----------------
                                        INTERNATIONAL          SMALL          OPPORTUNITY          MID CAP            PARTNERS
                                        OPPORTUNITIES         COMPANY           FUND II             GROWTH            PORTFOLIO
                                      -----------------  ----------------  -----------------  ------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $      44,110      $      60,512      $      70,203      $     461,052      $       9,225
                                      ---------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                         33,152             96,651            104,505            283,781            116,821
  Transfers between investment
    sub-accounts and general
    account, net                              255,894             57,937            446,411            907,034            128,937
  Surrenders and lapses                          (222)              (942)            (1,323)              (962)              (835)
  Death benefits                                    -                  -                  -                  -                  -
  Loan collateral interest received                 -                  -                 30                 15                  -
  Transfers for policy loans                     (790)            (2,271)               (39)              (178)            (1,542)
  Cost of insurance and
    administrative charges                     (5,688)           (16,273)           (15,424)           (50,854)           (22,504)
  Miscellaneous                                   (26)               326                145               (648)             1,049
                                      ---------------------------------------------------------------------------------------------

  Total capital transactions                  282,320            135,428            534,305          1,138,188            221,926
                                      ---------------------------------------------------------------------------------------------

Increase in net assets                        326,430            195,940            604,508          1,599,240            231,151

Net assets, beginning of period                 3,665              7,898              5,302              4,889             50,094
                                      ---------------------------------------------------------------------------------------------
Net assets, end of period               $     330,095      $     203,838      $     609,810      $   1,603,929      $     281,245
                                      =============================================================================================


                                                         GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                     --------------------------------------------------------------------------
                                        INTERNATIONAL         GLOBAL           CORE SMALL           MID CAP
                                            EQUITY            INCOME           CAP EQUITY            VALUE              TOTAL
                                     ------------------  -----------------  -----------------  ----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $      45,529      $        (124)     $       9,955      $      (1,408)     $  15,392,480
                                     ----------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                         73,810             11,385             20,290             25,462         42,120,899
  Transfers between investment
    sub-accounts and general
    account, net                               99,089             18,795             31,986            107,309            (56,309)
  Surrenders and lapses                        (1,016)                 -             (2,114)              (217)        (2,814,178)
  Death benefits                                    -                  -                  -                  -            (59,082)
  Loan collateral interest received                 -                  -                  -                  -             39,759
  Transfers for policy loans                        -                  -             (2,265)                 -           (539,549)
  Cost of insurance and
    administrative charges                    (16,831)            (1,588)            (5,138)            (7,755)        (7,853,223)
  Miscellaneous                                    13                (73)                29                 48             12,576
                                     ----------------------------------------------------------------------------------------------

  Total capital transactions                  155,065             28,519             42,788            124,847         30,850,693
                                     ----------------------------------------------------------------------------------------------

Increase in net assets                        200,594             28,395             52,743            123,439         46,243,173

Net assets, beginning of period                35,824              8,701             21,046             15,382         61,203,210
                                     ----------------------------------------------------------------------------------------------
Net assets, end of period               $     236,418      $      37,096      $      73,789      $     138,821      $ 107,446,383
                                     ==============================================================================================



   The accompanying notes are an integral part of these financial statements.

            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                             MARKET STREET FUND
                                       ----------------------------------------------------------------------------------------
                                           MONEY                             AGGRESSIVE
                                           MARKET            GROWTH           GROWTH            MANAGED            BOND
                                       -------------      ------------      -----------       -----------       ----------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS             $    145,262      $  1,002,466      $     86,501      $    132,098      $     45,915
                                       ----------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                    16,065,276         3,354,679           445,159           398,177           196,330
  Transfers between investment
    sub-accounts and general
    account, net                         (14,045,451)        2,034,966           311,097           221,558           398,322
  Surrenders and lapses                      (68,115)         (132,734)          (21,255)          (69,168)           (5,455)
  Death benefits                                   -            (7,259)                -                 -                 -
  Loan collateral interest received            2,566               938                33                65                 -
  Transfers for policy loans                (126,218)          (85,328)           (8,932)         (269,851)             (183)
  Cost of insurance and
    administrative charges                  (740,562)         (856,845)         (109,134)         (146,025)          (64,998)
  Miscellaneous                              (81,958)            3,632              (360)            2,239               942
                                       ----------------------------------------------------------------------------------------

  Total capital transactions               1,005,538         4,312,049           616,608           136,995           524,958
                                       ----------------------------------------------------------------------------------------

Increase in net assets                     1,150,800         5,314,515           703,109           269,093           570,873

Net assets, beginning of period            3,943,908         5,342,928           642,433           966,753           431,479
                                       ----------------------------------------------------------------------------------------

Net assets, end of period               $  5,094,708      $ 10,657,443      $  1,345,542      $  1,235,846      $  1,002,352
                                       ========================================================================================


                                             MARKET STREET FUND                     ALGER AMERICAN FUND
                                       --------------------------------      ---------------------------------
                                                             SENTINEL
                                        INTERNATIONAL         GROWTH           GROWTH            SMALL CAP
                                        -------------      ------------      ------------      ---------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS              $     95,113      $    161,375      $  1,382,594      $    591,472
                                       -----------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                        559,764           459,162         1,209,427         1,436,433
  Transfers between investment
    sub-accounts and general
    account, net                              561,436           384,776           742,149           634,727
  Surrenders and lapses                       (27,026)           (6,365)          (55,449)          (90,129)
  Death benefits                                    -               (74)           (3,477)                -
  Loan collateral interest received                63                18               789               905
  Transfers for policy loans                   (9,095)           (4,451)          (60,399)          (45,307)
  Cost of insurance and
    administrative charges                   (156,931)         (106,073)         (326,928)         (380,014)
  Miscellaneous                                  (262)            9,459               702             1,507
                                       -----------------------------------------------------------------------

  Total capital transactions                  927,949           736,452         1,506,814         1,558,122
                                       -----------------------------------------------------------------------

Increase in net assets                      1,023,062           897,827         2,889,408         2,149,594

Net assets, beginning of period               905,335           626,453         2,077,864         2,749,311
                                       -----------------------------------------------------------------------

Net assets, end of period                $  1,928,397      $  1,524,280      $  4,967,272      $  4,898,905
                                       =======================================================================


   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998



                                                                                         VIPF
                                           -------------------------------------------------------------------------------------

                                           EQUITY INCOME      OVERSEAS          GROWTH         HIGH INCOME        CONTRAFUND
                                           --------------  --------------  ---------------  -----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS           $   685,799      $   181,439      $ 1,762,023      $  (111,737)     $   304,954
  RESULTING FROM OPERATIONS
                                           -------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                        2,326,536          743,468        1,759,391          581,195          415,042
  Transfers between investment
  sub-accounts and general account, net       1,742,916          449,158          960,014          702,770          833,579
  Surrenders and lapses                         (76,821)         (58,543)        (122,190)         (21,495)          (5,561)
  Death benefits                                 (6,548)               -                -                -                -
  Loan collateral interest received               1,619              493            1,166              216               90
  Transfers for policy loans                   (102,818)         (22,119)        (116,207)         (49,108)          (6,944)
  Cost of insurance and administrative
    charges                                    (700,287)        (185,158)        (501,069)        (157,515)        (106,990)
  Miscellaneous                                   6,609            2,008            2,116             (345)           1,387
                                           -------------------------------------------------------------------------------------

  Total capital transactions                  3,191,206          929,307        1,983,221        1,055,718        1,130,603
                                           -------------------------------------------------------------------------------------

Increase in net assets                        3,877,005        1,110,746        3,745,244          943,981        1,435,557

Net assets, beginning of period               4,710,498        1,261,285        3,426,885        1,156,003          417,046
                                           -------------------------------------------------------------------------------------

Net assets, end of period                   $ 8,587,503      $ 2,372,031      $ 7,172,129      $ 2,099,984      $ 1,852,603
                                           =====================================================================================


                                                              AMERICAN CENTURY VARIABLE
                                             VIPF                 PORTFOLIOS
                                         -------------  ----------------------------------
                                                                               VP INCOME &
                                           INDEX 500        VP VALUE            GROWTH
                                         -------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS        $   798,713      $     2,329      $     9,233
  RESULTING FROM OPERATIONS
                                         -------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                     1,365,857           15,989           19,753
  Transfers between investment
  sub-accounts and general account, net    3,838,930           18,383           71,190
  Surrenders and lapses                       (6,581)               -                -
  Death benefits                                   -                -                -
  Loan collateral interest received              820                -                -
  Transfers for policy loans                 (28,549)               -                -
  Cost of insurance and administrative
    charges                                 (339,911)          (1,892)          (1,301)
  Miscellaneous                                4,244               (6)               3
                                         -------------------------------------------------

  Total capital transactions               4,834,810           32,474           89,645
                                         -------------------------------------------------

Increase in net assets                     5,633,523           34,803           98,878

Net assets, beginning of period              544,410                -                -
                                         -------------------------------------------------

Net assets, end of period                $ 6,177,933      $    34,803      $    98,878
                                         =================================================




   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                              STRONG VARIABLE
                                                                                                 INSURANCE          NEUBERGER
                                          JP MORGAN SERIES TRUST II             STRONG             FUNDS              BERMAN
                                      -----------------------------------  -----------------  -----------------  ---------------
                                        INTERNATIONAL          SMALL          OPPORTUNITY         MID CAP           PARTNERS
                                        OPPORTUNITIES         COMPANY           FUND II            GROWTH           PORTFOLIO
                                      -----------------  ----------------  -----------------  -----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $        125      $        630      $        236      $        724      $      3,268
                                      ------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                           116               898               565               378            11,133
  Transfers between investment
    sub-accounts and general
    account, net                               3,456             6,594             4,661             3,673            37,275
  Surrenders and lapses                            -                 -                 -                 -                 -
  Death benefits                                   -                 -                 -                 -                 -
  Loan collateral interest received                -                 -                 -                 -                 -
  Transfers for policy loans                       -                 -                 -                 -                 -
  Cost of insurance and
    administrative charges                       (33)             (285)             (157)              (82)           (1,557)
  Miscellaneous                                    1                61                (3)               (4)              (25)
                                      ------------------------------------------------------------------------------------------
  Total capital transactions                   3,540             7,268             5,066             3,965            46,826
                                      ------------------------------------------------------------------------------------------

Increase in net assets                         3,665             7,898             5,302             4,689            50,094


Net assets, beginning of period                    -                 -                 -                 -                 -
                                      ------------------------------------------------------------------------------------------
Net assets, end of period               $      3,665      $      7,898      $      5,302      $      4,689      $     50,094
                                      ==========================================================================================


                                                         GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                     ----------------------------------------------------------------------
                                      INTERNATIONAL         GLOBAL         CORE SMALL           MID CAP
                                          EQUITY            INCOME         CAP EQUITY            VALUE              TOTAL
                                     ----------------  ---------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS           $      1,941      $        (50)     $      2,065      $      1,834      $  7,286,322
                                     ----------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                       1,395               346               664               122        31,367,255
  Transfers between investment
    sub-accounts and general
    account, net                            33,060             8,465            18,678            13,988            (9,630)
  Surrenders and lapses                          -                 -                 -                 -          (766,887)
  Death benefits                                 -                 -                 -                 -           (17,358)
  Loan collateral interest received              -                 -                 -                 -             9,781
  Transfers for policy loans                     -                 -                 -                 -          (935,509)
  Cost of insurance and
    administrative charges                    (580)             (127)             (362)             (562)       (4,885,378)
  Miscellaneous                                  8                67                 1                 -           (47,977)
                                     ----------------------------------------------------------------------------------------
  Total capital transactions                33,883             8,751            18,981            13,548        24,714,297
                                     ----------------------------------------------------------------------------------------

Increase in net assets                      35,824             8,701            21,046            15,382        32,000,619


Net assets, beginning of period                  -                 -                 -                 -        29,202,591
                                     ----------------------------------------------------------------------------------------
Net assets, end of period             $     35,824      $      8,701      $     21,046      $     15,382      $ 61,203,210
                                     ========================================================================================


   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                             MARKET STREET FUND
                                       ---------------------------------------------------------------------------------------
                                           MONEY                             AGGRESSIVE
                                           MARKET            GROWTH            GROWTH           MANAGED               BOND
                                       -------------      ------------      ------------      ------------      --------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS             $    108,992      $    574,006      $     61,860      $    117,242      $     19,719
                                       ---------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                    14,928,533         1,666,786           226,537           291,903           117,811
  Transfers between investment
    sub-accounts and general
    account, net                         (11,556,251)        2,658,992           304,863           252,090           250,863
  Surrenders and lapses                      (35,239)          (16,526)           (3,762)           (7,277)           (2,819)
  Death benefits                                   -           (16,352)                -                 -                 -
  Loan collateral interest received                -                62                 -                 -                 -
  Transfers for policy loans                       -           (12,082)              (47)                -                 -
  Cost of insurance and
    administrative charges                  (632,456)         (368,354)          (52,706)         (103,982)          (33,934)
  Miscellaneous                               (1,308)            4,519               158              (328)              (11)
                                       ---------------------------------------------------------------------------------------

  Total capital transactions               2,703,279         3,917,045           475,043           432,406           331,910
                                       ---------------------------------------------------------------------------------------

Increase in net assets                     2,812,271         4,491,051           536,903           549,648           351,629

Net assets, beginning of period            1,131,637           851,877           105,530           417,105            79,850
                                       ---------------------------------------------------------------------------------------

Net assets, end of period               $  3,943,908      $  5,342,928      $    642,433      $    966,753      $    431,479
                                       =======================================================================================


                                              MARKET STREET FUND                    ALGER AMERICAN FUND
                                       --------------------------------      --------------------------------
                                                             SENTINEL
                                        INTERNATIONAL         GROWTH           GROWTH            SMALL CAP
                                       --------------      ------------      ------------      --------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS              $     23,137      $     59,192      $    223,550      $    210,360
                                       ----------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                        333,866           200,093           726,590         1,015,432
  Transfers between investment
    sub-accounts and general
    account, net                              372,293           310,212           755,142         1,179,593
  Surrenders and lapses                        (3,213)           (1,141)           (6,060)          (19,896)
  Death benefits                                    -                 -                 -              (830)
  Loan collateral interest received                 -                 9                91                93
  Transfers for policy loans                     (845)             (437)           (9,340)          (14,708)
  Cost of insurance and
    administrative charges                    (82,909)          (37,403)         (174,005)         (238,728)
  Miscellaneous                                (1,222)            3,791               246              (388)
                                       ----------------------------------------------------------------------

  Total capital transactions                  617,970           475,124         1,292,664         1,920,568
                                       ----------------------------------------------------------------------

Increase in net assets                        641,107           534,316         1,516,214         2,130,928

Net assets, beginning of period               264,228            92,137           561,650           618,383
                                       ----------------------------------------------------------------------

Net assets, end of period                $    905,335      $    626,453      $  2,077,864      $  2,749,311
                                       ======================================================================



   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                              VIPF
                                            ---------------------------------------------------------------------------------------
                                            EQUITY INCOME         OVERSEAS           GROWTH         HIGH INCOME        CONTRAFUND
                                            --------------      ------------      ------------      ------------      ------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    626,706      $     25,712      $    341,530      $     85,662      $      7,280
                                            ---------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                           1,350,368           421,824         1,240,642           273,306            90,825
  Transfers between investment
    sub-accounts and general account, net        1,824,653           715,582         1,471,895           690,283           331,696
  Surrenders and lapses                            (15,710)           (3,305)          (15,336)           (2,774)             (489)
  Death benefits                                         -              (295)             (879)                -                 -
  Loan collateral interest received                    390               101               115                12                 -
  Transfers for policy loans                       (27,151)           (8,820)          (15,684)           (1,157)             (201)
  Cost of insurance and administrative
    charges                                       (363,378)          (92,839)         (274,427)          (61,178)          (12,527)
  Miscellaneous                                         89             2,820             1,042               511               462
                                            ---------------------------------------------------------------------------------------

  Total capital transactions                     2,769,261         1,035,068         2,407,368           899,003           409,766
                                            ---------------------------------------------------------------------------------------

Increase in net assets                           3,395,967         1,060,780         2,748,898           984,665           417,046


Net assets, beginning of period                  1,314,531           200,505           677,987           171,338                 -
                                            ---------------------------------------------------------------------------------------
Net assets, end of period                     $  4,710,498      $  1,261,285      $  3,426,885      $  1,156,003      $    417,046
                                            =======================================================================================


                                                 VIPF
                                            -------------
                                               INDEX 500            TOTAL
                                            -------------      --------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                  $     16,797      $  2,501,745
                                            ---------------------------------
CAPITAL TRANSACTIONS:
  Participant deposits                            112,247        22,996,763
  Transfers between investment
    sub-accounts and general account, net         436,969            (1,125)
  Surrenders and lapses                              (322)         (133,869)
  Death benefits                                        -           (18,356)
  Loan collateral interest received                     -               873
  Transfers for policy loans                            -           (90,472)
  Cost of insurance and administrative
    charges                                       (19,167)       (2,547,993)
  Miscellaneous                                    (2,114)            8,267
                                            ---------------------------------

  Total capital transactions                      527,613        20,214,088
                                            ---------------------------------

Increase in net assets                            544,410        22,715,833


Net assets, beginning of period                         -         6,486,758
                                            ---------------------------------
Net assets, end of period                    $    544,410      $ 29,202,591
                                            =================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
(A Segment within a Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios.

National Life maintains three segments within the Variable Account. The Varitrak Segment (the Segment) within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as Varitrak. On May 1, 1998, National Life established the Estate Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Market Street Fund, Inc., Alger American Fund, Variable Insurance Products Fund and Variable Insurance Products fund II (VIPF), American Century Variable Portfolios, JP Morgan Series Trust II, Strong Variable Insurance Funds, Strong Opportunity Fund II, Neuberger Berman Advisers Management Trust and Goldman Sachs Variable Insurance Trust. Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies which are first invested in the Market Street Fund Money Market Portfolio. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are Twenty-six sub-accounts within the Segment. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Market Street Fund Money Market, Market Street Fund Growth, Market Street Fund Aggressive Growth, Market Street Fund Managed, Market Street Fund Bond, Market Street Fund International, Market Street Fund Sentinel Growth, Alger American Fund Growth, Alger American Fund Small Capitalization, VIPF Equity Income, VIPF Overseas, VIPF Growth, VIPF High Income, VIPF Contra, VIPF Index 500, American Century Variable Portfolios VP Value, American Century

Variable Portfolios VP Income & Growth, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company, Strong Opportunity Fund II, Strong Variable Insurance Funds Mid Cap Growth, Neuberger Berman Advisers Management Trust Partners Portfolio, Goldman Sachs Variable Insurance Trust International Equity, Goldman Sachs Variable Insurance Trust Global Income, Goldman Sachs Variable Insurance Trust CORE Small Cap Equity, and Goldman Sachs Variable Insurance Trust Mid Cap Value (formerly Goldman Sachs Variable Insurance Trust Mid Cap Equity) (the Portfolios). The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statement of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income (including capital gain distributions) are recorded on the ex-dividend date. The cost of investments sold was determined using the average cost method prior to 1998. Effective January 1, 1998, the Variable Account changed its method of calculating the cost of investments sold from the average cost method to the first in, first out method (FIFO). Management believes FIFO better matches policyholder and sub-account investment activity. Management also believes it would be impractical to calculate the cumulative effect of this change on previously reported realized and unrealized gains and losses; however, during 1998 the change increased net realized gains by $ 176,300 and decreased net unrealized gains by the same amount.

FEDERAL INCOME TAXES

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

NOTE 3 - CHARGES AND EXPENSES

National Life deducts a daily charge from the Segment based on an annual rate of
 .9% of each sub-account's net asset value for its assumption of mortality and expense risks. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Cost of insurance charges are deducted monthly from each policyholder's accumulated account value for the insurance protection provided and are remitted to National Life. These charges vary based on the net amount at risk, attained age of the insured, and other factors. As partial compensation for administrative services provided, National Life also deducts a monthly administrative charge from each policyholder's accumulated account value.

Certain deferred administrative and sales charges are deducted from the policyholder's accumulated account value if the underlying variable life insurance policy is surrendered or lapsed prior to the end of the fifteenth policy year.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 1999 are set forth below:


Portfolio                                                          Shares                    Cost
---------                                                         ---------              ------------

Market Street Fund
 Money Market                                                     5,358,457               $5,358,457
 Growth                                                             682,146               12,175,244
 Aggressive Growth                                                   90,385                1,781,021
 Managed                                                            118,694                1,999,930
 Bond                                                               163,936                1,767,570
 International                                                      187,025                2,575,305
 Sentinel Growth                                                    180,917                2,402,248
Alger American Fund
 Growth                                                             153,168                7,879,902
 Small Capitalization                                               145,885                6,150,958
VIPF
 Equity Income                                                      415,964               10,198,642
 Overseas                                                           157,849                3,202,915
 Growth                                                             251,280               10,482,207
 High Income                                                        238,780                2,738,276
 Contrafund                                                         159,387                3,905,880
 Index 500                                                          109,222               16,187,265
American Century Variable Portfolios
 VP Value                                                            36,806                  232,301
 VP Income & Growth                                                 127,034                  931,049
JP Morgan Series Trust II
 International Opportunities                                         23,868                  296,841
 Small Company                                                       12,184                  168,933
Strong Opportunity Fund II                                           23,463                  545,722
Strong Variable Insurance Funds
 Mid Cap Growth                                                      52,813                1,211,986
Neuberger & Berman Partners Portfolio                                14,320                  276,390
Goldman Sachs Variable Insurance Trust
 International Equity                                                16,339                  213,696
 Global Income                                                        3,774                   38,411
 CORE Small Cap Equity                                                6,961                   64,424
 Mid Cap Value                                                       16,487                  140,683
                                                                                         -----------
Total                                                                                    $92,926,256
                                                                                         ===========


The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the period ended December 31, 1999 aggregated the following:

Portfolio                                                Purchases                       Proceeds
---------                                               ------------                   ------------

Market Street Fund
 Money Market                                           $ 30,017,749                   $ 29,754,001
 Growth                                                    5,906,146                      3,707,638
 Aggressive Growth                                         1,012,942                        463,509
 Managed                                                   1,601,669                        783,151
 Bond                                                      1,237,707                        443,654
 International                                             1,373,865                        716,226
 Sentinel Growth                                           1,530,288                        584,581
Alger American Fund
 Growth                                                    5,246,454                      1,954,478
 Small Capitalization                                      3,299,916                      1,842,757
VIPF
 Equity Income                                             4,653,458                      2,690,803
 Overseas                                                  1,653,898                        819,970
 Growth                                                    6,794,360                      2,710,100
 High Income                                               1,636,086                      1,004,971
 Contra Fund                                               3,173,362                      1,042,936
 Index 500                                                14,975,545                      5,113,839
American Century Variable Portfolios
 VP Value                                                    247,551                         46,463
 VP Income & Growth Fund                                   1,087,652                        272,961
JP Morgan Series Trust II
 International Opportunities                                 303,830                         12,176
 Small Company                                               291,978                        152,482
Strong Opportunity Fund II                                   616,948                         80,979
Strong Variable Insurance Funds
 Mid Cap Growth                                            1,479,359                        345,061
Neuberger Berman Advisers Management Trust
  Partners Portfolio                                         341,053                        116,879
Goldman Sachs Variable Insurance Trust
  International Equity                                       288,345                        117,011
  Global Income                                               32,872                          3,098
  CORE Small Cap Equity                                       76,961                         34,469
  Mid Cap Value                                              143,810                         18,647


NOTE 6 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.

NOTE 7 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.

NOTE 8 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.